Filed pursuant to Rule 497(b)

File no. 333-136422

Questions & Answers

DWS Mercury Large Cap Core VIP

DWS Variable Series II

Q&A

Q What is happening?

A Deutsche Asset Management (or “DeAM” as defined on page 16 in the enclosed Prospectus/Proxy Statement), has initiated a program to reorganize and merge selected funds within the DWS fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to merge DWS Mercury Large Cap Core VIP into DWS Growth & Income VIP.

After carefully reviewing the proposal, the Board of DWS Variable Series II, of which DWS Mercury Large Cap Core VIP is a series, has determined that this action is in the best interests of the fund. The Board recommends that you vote for this proposal.

Q Why has this proposal been made for my fund?

A DeAM has advised the Board of DWS Variable Series II that, as part of its ongoing program to restructure its product line, it is exiting the proprietary variable insurance products business. (DeAM’s proprietary variable insurance products business involved relationships DeAM developed with select insurance companies to provide “Scudder” branded variable insurance products using certain DWS funds, including DWS Variable Series II, and certain non-DWS funds as underlying investments. DeAM, or its affiliates, however, will continue to serve as the investment manager of the DWS funds that serve as underlying investments for variable insurance products.) Accordingly, DeAM would like to eliminate a significant number of the subadvised portfolios of

Q&A continued

DWS Variable Series II. In addition, DeAM would like to eliminate those portfolios that have little opportunity for growth. Because DeAM no longer wishes to manage or support DWS Mercury Large Cap Core VIP in its current form, DeAM has proposed the merger of DWS Mercury Large Cap Core VIP with DWS Growth & Income VIP, which DeAM believes is similar from an investment objective standpoint.

While DeAM believes that DWS Growth & Income VIP should provide a comparable investment opportunity for shareholders of DWS Mercury Large Cap Core VIP, there are a number of significant differences in the portfolios of each Fund. DeAM has estimated that approximately 76% of DWS Mercury Large Cap Core VIP’s portfolio will be liquidated and the proceeds will be reinvested in other securities so that upon the merger, DWS Mercury Large Cap Core VIP’s portfolio will conform to DWS Growth & Income VIP’s investment objective, policies, restrictions and strategies. As noted below, DeAM will pay all costs associated with the merger, including but not limited to transaction costs associated with the repositioning of DWS Mercury Large Cap Core VIP’s portfolio.

Q Will any fund pay for the solicitation of voting instructions and legal costs associated with this solicitation?

A No. DeAM will bear these costs.

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. However, if you choose to redeem or exchange your investment by surrendering your Contract or initiating a partial withdrawal, you may be subject to taxes and tax penalties.

Q Upon merger, how will the value of my investment change?

A The aggregate value of your investment will not change as a result of the merger. It is likely, however, that the number of shares owned by your insurance company on your behalf will change as a result of the merger because your insurance company’s shares will

Q&A continued

be exchanged at the net asset value per share of DWS Growth & Income VIP, which will probably be different from the net asset value per share of DWS Mercury Large Cap Core VIP.

Q When would the merger take place?

A If approved, the merger is expected to occur during the fourth calendar quarter of 2006. Shortly after completion of the merger, shareholders whose accounts are affected by the merger (i.e., your insurance company) will receive a confirmation statement reflecting their new account number and the number of shares of DWS Growth & Income VIP they are receiving. Subsequently, you will be notified of changes to your account information by your insurance company.

Q I am the owner of a variable life insurance policy or a variable annuity contract offered by my insurance company. I am not a shareholder of DWS Mercury Large Cap Core VIP. Why am I being asked to vote on a proposal for DWS Mercury Large Cap Core VIP shareholders?

A You have previously directed your insurance company to invest certain proceeds relating to your variable life insurance policy and/or variable annuity contract (each a “Contract”) in DWS Mercury Large Cap Core VIP. Although you receive gains, losses and income from this investment, your insurance company holds on your behalf any shares corresponding to your investment in DWS Mercury Large Cap Core VIP. Thus, you are not the “shareholder” of DWS Mercury Large Cap Core VIP; rather, your insurance company is the shareholder. However, you have the right to instruct your insurance company on how to vote DWS Mercury Large Cap Core VIP shares corresponding to your investment through your Contract. It is your insurance company, as the shareholder, that will actually vote the shares corresponding to your investment (likely by executing a proxy card) once it receives instructions from its Contract owners.

The attached Prospectus/Proxy Statement is, therefore, used to solicit voting instructions from you and other owners of Contracts. All persons entitled to direct the voting of shares of DWS Mercury Large Cap Core VIP, whether or not they are

Q&A continued

shareholders, are described as voting for purposes of the Prospectus/Proxy Statement. Please see page 1 of the attached Prospectus/Proxy Statement for more details.

Q How can I vote?

A You can vote in any one of three ways:

■	Through the Internet, by going to the website listed on your voting instruction form;

■	By telephone, with a toll-free call to the number listed on your voting instruction form; or

■	By mail, by sending the enclosed voting instruction form, signed and dated, in the enclosed envelope.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your voting instruction form. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, Inc., your fund’s information agent, at 1-866-390-5113.

DWS MERCURY LARGE CAP CORE VIP

A Message from the President of DWS Variable Series II

September 28, 2006

Dear Investor:

I am writing to ask you to instruct your insurance company as to how to vote on an important matter that affects your investment in DWS Mercury Large Cap Core VIP (“Mercury Large Cap Core VIP”). You may provide your instructions by filling out and signing the enclosed voting instruction form, or by recording your instructions by telephone or through the Internet.

We are asking for your voting instructions on the following matter:

Proposal:	Approval of a proposed merger of Mercury Large Cap Core VIP into DWS Growth & Income VIP. In this merger, your investment in Mercury Large Cap Core VIP would, in effect, be exchanged, on a tax-free basis for federal income tax purposes, for an investment in the same class of shares of DWS Growth & Income VIP with an equal aggregate net asset value.

The proposed merger is part of a program initiated by Deutsche Asset Management (or “DeAM” as defined on page 16 of the enclosed Prospectus/Proxy Statement). This program is intended to restructure DeAM’s product line to match its distribution focus in the future and to eliminate funds that have little opportunity for growth and that add unnecessary complexity and inefficiency to its business. Accordingly, DeAM would like to eliminate a significant number of the subadvised portfolios of DWS Variable Series II. In addition, DeAM would like to eliminate those portfolios with little opportunity for growth. In order to provide you with a continuity of investment within the DWS fund family, DeAM proposed to the Board merging Mercury Large Cap Core VIP into DWS Growth & Income VIP (“Growth & Income VIP”), which DeAM believes is a similar fund, from an investment objective standpoint, to Mercury Large Cap Core VIP. Please note, however, that the investment strategies of Mercury Large Cap Core VIP and Growth & Income VIP are different. See “Investment Strategies and Risk Factors” in the enclosed Prospectus/Proxy Statement for more details.

In determining to recommend approval of the merger, the Trustees of DWS Variable Series II conducted a thorough review of the potential implications of the merger, and concluded that Mercury Large Cap Core VIP’s participation in the proposed merger would be in the best interests of the Fund and would not dilute the interests of the Fund’s existing shareholders. If the proposed merger is approved, the Board expects that the proposed changes will take effect during the fourth calendar quarter of 2006.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on Growth & Income VIP, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

We need your voting instructions and urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed voting instruction form, vote by telephone or record your voting instructions through the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your voting instruction form. You may receive more than one voting instruction form. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this Prospectus/Proxy Statement aside for another day. Please don’t. Your prompt return of the enclosed voting instruction form (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., Mercury Large Cap Core VIP’s information agent, at 1-866-390-5113, or contact your insurance company. Thank you for your continued support of DWS Scudder.

Sincerely yours,

Michael Clark

President

DWS Variable Series II

DWS MERCURY LARGE CAP CORE VIP

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your fund’s special meeting of shareholders. It tells you what matter will be voted on and the time and place of the special meeting.

To the shareholders of DWS Mercury Large Cap Core VIP:

A Special Meeting of Shareholders of DWS Mercury Large Cap Core VIP (“Mercury Large Cap Core VIP”) will be held October 31, 2006 at 4:00 p.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following:

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Mercury Large Cap Core VIP to DWS Growth & Income VIP (“Growth & Income VIP”), in exchange for shares of Growth & Income VIP and the assumption by Growth & Income VIP of all liabilities of Mercury Large Cap Core VIP, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Mercury Large Cap Core VIP in complete liquidation of Mercury Large Cap Core VIP.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Mercury Large Cap Core VIP at the close of business on August 3, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

By order of the Trustees

John Millette

Secretary

September 28, 2006

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS AND

VOTING INSTRUCTION FORMS

The following general rules for signing proxy cards and voting instruction forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card or voting instruction form properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card or voting instruction form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card or voting instruction form.

3. All Other Accounts: The capacity of the individual signing the proxy card or voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR OWNERS OF VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS

INVESTED IN DWS MERCURY LARGE CAP CORE VIP

This document contains a Prospectus/Proxy Statement and a voting instruction form. You can use your voting instruction form to tell your insurance company how to vote on your behalf on an important issue relating to your investment in DWS Mercury Large Cap Core VIP (“Mercury Large Cap Core VIP”). If you complete and sign the voting instruction form (or tell your insurance company by telephone or through the Internet how you want it to vote), your insurance company will vote the shares corresponding to your insurance contract exactly as you indicate. If you simply sign the voting instruction form, your insurance company will vote the shares corresponding to your insurance contract in accordance with the Trustees’ recommendation on page 23. If you do not return your voting instruction form or record your voting instructions by telephone or through the Internet, your insurance company will vote your shares in the same proportion as shares for which instructions have been received.

We urge you to review the Prospectus/Proxy Statement carefully and either fill out your voting instruction form and return it by mail or record your voting instructions by telephone or through the Internet. You may receive more than one voting instruction form since several shareholder special meetings are being held as part of the broader restructuring program of the DWS fund family. If so, please vote each one. Your prompt return of the enclosed voting instruction form (or your providing voting instructions by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like your interests to be represented and welcome your comments. Please take a few minutes to read these materials and return your voting instruction form.

If you have any questions, please call Computershare Fund Services, Inc. Mercury Large Cap Core VIP’s information agent, at the special toll-free number we have set up for you (1-866-390-5113), or contact your insurance company.

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PROSPECTUS/PROXY STATEMENT

September 28, 2006

Acquisition of the assets of:	By and in exchange for shares of:

DWS Mercury Large Cap Core VIP, a series of DWS Variable Series II	DWS Growth & Income VIP, a series of DWS Variable Series I

222 South Riverside Plaza Chicago, IL 60606 (800) 778-1482	Two International Place Boston, MA 02110 (800) 778-1482

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of DWS Mercury Large Cap Core VIP (“Mercury Large Cap Core VIP”) into DWS Growth & Income VIP (“Growth & Income VIP”). Mercury Large Cap Core VIP and Growth & Income VIP are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of Mercury Large Cap Core VIP will receive a number of full and fractional shares of the corresponding class of Growth & Income VIP equal in value as of the Valuation Time (as defined below on page 23) to the total value of such shareholder’s Mercury Large Cap Core VIP shares.

Shares of Mercury Large Cap Core VIP are available exclusively as a funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of Mercury Large Cap Core VIP as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of Mercury Large Cap Core VIP. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with the interpretations of voting requirements by the staff of the Securities and Exchange Commission (“SEC”), each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposed merger. This Prospectus/Proxy Statement is, therefore, furnished to Contract Owners entitled to give voting instructions with regard to Mercury Large Cap Core VIP. All persons entitled to direct the voting of shares of Mercury Large Cap Core VIP, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement.

This Prospectus/Proxy Statement, along with the Notice of Special Meeting and the proxy card or voting instruction form, is being mailed to shareholders and Contract Owners on or about September 28, 2006. It explains concisely what you should know before voting on the matter described in this Prospectus/Proxy Statement or investing in Growth & Income VIP, a diversified series of DWS Variable Series I, an open-end registered management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

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The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of Growth & Income VIP, dated May 1, 2006, as supplemented from time to time, relating to Class A shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of Growth & Income VIP, dated May 1, 2006, as supplemented from time to time, relating to Class B shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(iii)	the prospectus of Mercury Large Cap Core VIP, dated May 1, 2006, as supplemented from time to time, relating to Class A shares;

(iv)	the prospectus of Mercury Large Cap Core VIP, dated May 1, 2006, as supplemented from time to time, relating to Class B shares;

(v)	the statement of additional information of Mercury Large Cap Core VIP, dated May 1, 2006, as supplemented from time to time, relating to Class A and Class B shares;

(vi)	the statement of additional information relating to the proposed merger, dated September 28, 2006 (the “Merger SAI”); and

(vii)	the financial statements and related report of the independent registered public accounting firm included in the Annual Report to Shareholders for the fiscal year ended December 31, 2005 for Mercury Large Cap Core VIP and the unaudited financial statements included in the Semiannual Report to Shareholders for the six month period ended June 30, 2006 for Mercury Large Cap Core VIP.

The financial highlights for Growth & Income VIP contained in the Semiannual Report to Shareholders for the six month period ended June 30, 2006 are attached to this Prospectus/Proxy Statement as Exhibit B.

You may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund or make inquiries by contacting your insurance company or by calling the corresponding Fund at 1-800-778-1482.

Like shares of Mercury Large Cap Core VIP, shares of Growth & Income VIP are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Inc., Mercury Large Cap Core VIP’s information agent, at 1-866-390-5113, or contact your insurance company.

Growth & Income VIP is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds,

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including the prospectuses and the statements of additional information, at the SEC’s public reference room at 100 F Street NE, Washington, D.C. You may call the SEC at 1-202-551-5850 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

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I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Trustees of DWS Variable Series II (the “Trust”), of which Mercury Large Cap Core VIP is a series, are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as a merger of Mercury Large Cap Core VIP into Growth & Income VIP. If approved by shareholders, all of the assets of Mercury Large Cap Core VIP will be transferred to Growth & Income VIP solely in exchange for (a) the issuance and delivery to Mercury Large Cap Core VIP of Class A and Class B shares of Growth & Income VIP (“Merger Shares”) with a value equal to the value of Mercury Large Cap Core VIP’s assets net of liabilities, and (b) the assumption by Growth & Income VIP of all liabilities of Mercury Large Cap Core VIP. Immediately following the merger, the appropriate class of Merger Shares received by Mercury Large Cap Core VIP will be distributed pro-rata, on a tax-free basis for federal income tax purposes, to each of its shareholders of record.

2.	What will happen to my investment in Mercury Large Cap Core VIP as a result of the merger?

Your investment in Mercury Large Cap Core VIP will, in effect, be exchanged for an investment in the same share class of Growth & Income VIP with an equal aggregate net asset value as of the Valuation Time (as defined below on page 23).

3.	Why have the Trustees of the Trust recommended that shareholders approve the merger?

The Trustees considered the following factors in determining to recommend that shareholders of Mercury Large Cap Core VIP approve the merger:

•	That, as a part of its ongoing program to restructure its product line, Deutsche Asset Management (or “DeAM” as defined below on p. 16) is exiting the proprietary variable insurance product business and therefore would like to eliminate a significant number of its subadvised portfolios and portfolios with little opportunity for growth. Accordingly, DeAM no longer wishes to manage or support Mercury Large Cap Core VIP in its current form;

•	Various alternatives to the proposed merger (e.g., liquidation of Mercury Large Cap Core VIP);

•	That DeAM recommended the merger of Mercury Large Cap Core VIP into Growth & Income VIP based on its belief that Growth & Income VIP has a similar investment objective and strategy to Mercury Large Cap Core VIP, relative to other DWS funds; and

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•	That the merger would provide a continuity of investment within the DWS fund family for shareholders of Mercury Large Cap Core VIP.

In addition, the Trustees noted that DeAM has agreed to cap the total operating expense ratio of the combined fund at levels that are lower than the current total operating expense ratios of Mercury Large Cap Core VIP for at least three years following the merger. The Trustees also noted that DeAM agreed to pay all costs associated with the merger, including but not limited to transaction costs associated with the repositioning of Mercury Large Cap Core VIP’s portfolio.

The Trustees of the Trust have concluded that: (1) the merger is in the best interests of Mercury Large Cap Core VIP, and (2) the interests of the existing shareholders of Mercury Large Cap Core VIP will not be diluted as a result of the merger. Accordingly, the Trustees of the Trust unanimously recommend approval of the Agreement (as defined below) and the merger as contemplated thereby.

4.	How do the investment goals, policies and restrictions of the two Funds compare?

Mercury Large Cap Core VIP Portfolio seeks long-term capital growth. Mercury Large Cap Core VIP seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large-cap companies located in the US. Growth & Income VIP seeks long-term growth of capital, current income and growth of income. Mercury Large Cap Core VIP normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-cap companies the portfolio managers select from among those that are, at the time of purchase, included in the Russell 1000® Index. Growth & Income VIP invests at least 65% of total assets in equities, mainly common stocks. Although Growth & Income VIP can invest in companies of any size and from any country, it invests primarily in large US companies. Mercury Large Cap Core VIP can invest up to 10% of its total assets in the securities of foreign issuers, including issuers whose shares are represented by American Depositary Receipts, whereas Growth & Income VIP is not so limited. Please also see Part II—Investment Strategies and Risk Factors—below for a more detailed comparison of the Funds’ investment policies and restrictions.

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The following table sets forth a summary of the composition of the investment portfolio of each Fund as of June 30, 2006, and DeAM’s estimation of the portfolio composition of Growth & Income VIP assuming completion of the proposed merger:

Portfolio Composition (as a % of Fund)

(excludes cash equivalents)

Common Stocks	Mercury Large Cap Core VIP Portfolio	Growth & Income VIP	Growth & Income VIP— Estimated (assuming consummation of merger)(1)
Consumer Discretionary	15%	10%	10%
Consumer Staples	2%	10%	10%
Energy	16%	10%	10%
Financials	12%	21%	21%
Health Care	14%	13%	13%
Industrials	13%	12%	12%
Information Technology	24%	15%	15%
Materials	3%	3%	3%
Telecommunications Services	1%	3%	3%
Utilities	—	3%	3%

	100%	100%	100%

(1)	Reflects DeAM’s estimation of the portfolio composition of Growth & Income VIP subsequent to the merger, taking into account that prior to the merger, pursuant to the Agreement and Plan of Reorganization, a significant portion of the portfolio of Mercury Large Cap Core VIP will be liquidated and the proceeds will be used to acquire other securities consistent with the investment objective, policies, restrictions and strategies of Growth & Income VIP. There can be no assurance as to the actual portfolio composition of Growth & Income VIP subsequent to the merger.

5.	How do the expense ratios and management fees of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may bear directly or indirectly as an investor in the Funds, the expenses that each of the Funds incurred for the year ended June 30, 2006, and the pro forma estimated expenses of Growth & Income VIP assuming consummation of the merger as of that date. The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any Contract for which the Funds are investment options. These charges and fees will increase expenses.

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As shown below, the merger is expected to result in a lower management fee ratio and lower total expense ratios for shareholders of Mercury Large Cap Core VIP. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

(as a % of average net assets)

	Management Fee		Distribution/ Service (12b-1) Fees	Other Expenses		Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimbursements		Net Annual Fund Operating Expenses (after waiver)
Mercury Large Cap Core VIP
Class A	0.90%		None	4.30%		5.20%	—	(1)	5.20	(1)
Class B	0.90%		0.25%	4.38%		5.53%	—	(1)	5.53	(1)
Growth & Income VIP
Class A	0.49	%(3),(4)	None	0.07	%(3)	0.56%	0.02%		0.54	%(2)
Class B	0.49	%(3),(4)	0.25%	0.18	%(3)	0.92%	0.03%		0.89	%(2)
Growth & Income VIP (Pro forma combined)
Class A	0.49	%(3),(4)	None	0.05	%(3),(5)	0.54%	None	(6)	0.54	%(6),(7)
Class B	0.49	%(3),(4)	0.25%	0.16	%(3),(5)	0.90%	0.03	%(6)	0.87	%(6),(7)

(1)	Pursuant to their respective agreements with DWS Variable Series II, DeIM, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A and Class B shares of Mercury Large Cap Core VIP to 0.873% and 1.20%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. There can be no guarantee that such parties will continue to limit fees or reimburse expenses following September 30, 2006.
(2)	Pursuant to an agreement with DWS Variable Series I, DeIM, the underwriter and accounting agent have agreed, through April 30, 2008, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A and Class B shares of DWS Growth & Income VIP to 0.54% and 0.89%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
(3)	Restated on an annualized basis to reflect approved fee changes effective June 1, 2006.
(4)	Management fee includes 0.10% paid to DeIM for administrative and accounting services pursuant to an Administrative Services Agreement.
(5)	Other expenses are estimated, accounting for the effect of the merger.
(6)	If the merger is consummated, through April 30, 2010, DeIM has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the combined fund to the extent necessary to maintain the combined fund‘s total operating expenses at 0.54% and 0.87% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
(7)

DeIM has been notified by a Participating Insurance Company that it intends to seek a substitution order from the SEC, which would permit the Participating Insurance Company to substitute shares of certain non-DWS variable insurance product funds

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for shares of the Funds. There can be no assurance that the substitution order will be granted by the SEC, and if granted, there can be no assurance as to the effect, if any, on the Funds or their respective operating expense ratios.

Examples:

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund‘s operating expenses remain the same. The examples take into account any expense reduction arrangements reflected in the Annual Operating Expenses tables. The examples are hypothetical; your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Mercury Large Cap Core VIP
Class A(1)	$519	$1,155	$2,587	$5,148
Class B(1)	$552	$1,646	$2,729	$5,386
Growth & Income VIP
Class A(1)	$55	$177	$311	$700
Class B(1)	$91	$290	$506	$1,129
Growth & Income VIP (Pro forma combined)
Class A	$55	$173	$302	$677
Class B(2)	$89	$284	$496	$1,105

(1)	Includes one year of capped expenses in each period.
(2)	Includes one year of capped expenses in the “1 Year” period and three years of capped expenses in each of the “3 Years,” “5 Years” and “10 Years” periods.

The table immediately below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. As of June 30, 2006, Growth & Income VIP and Mercury Large Cap Core VIP had net assets of $313,497,381 and $6,251,659, respectively.

Mercury Large Cap Core VIP(1)		Growth & Income VIP (Pre- and Post-Merger)(1)
Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee
$0-$250 million	0.90%	First $250 million	0.390%
Next $250 million	0.850%	Next $750 million	0.365%
Next $500 million	0.800%	Over $1 billion	0.340%
Next $1 billion	0.750%
Next $500 million	0.700%
Over $2.5 billion	0.650%

(1)	Prior to June 1, 2006, the management agreement for Growth & Income VIP contemplated the provision by Deutsche Investment Management Americas, Inc. (“DeIM”) of both investment advisory and administrative services, and the management fee payable by Growth & Income VIP compensated DeIM for both types of services. Effective June 1, 2006, Growth & Income VIP’s management agreement was separated into two separate agreements with two separate fees—an amended and restated agreement for investment advisory services and a new agreement for administrative services. The management fee payable by Mercury Large Cap Core VIP continues to compensate DeIM for both investment advisory and administrative services.

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The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeAM expects the combined fund to incur in the first year following the merger.

6.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Mercury Large Cap Core VIP or the shareholders of the Fund as a direct result of the merger. As long as these Contracts qualify as annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury regulations thereunder, the merger, whether or not treated as a tax-free reorganization, will not create any tax liability for Contract Owners. For more information, please see “Information about the Proposed Merger—Federal Income Tax Consequences,” below.

7.	Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other DWS funds, are identical. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to its Contracts. The shares of each Fund are purchased and redeemed at the net asset value of the Fund’s shares determined that same day or, in the case of an order not resulting automatically from Contract transactions, next determined after an order in proper form is received. No fee is charged to separate accounts as shareholders when they purchase or redeem shares of the Funds, nor will a fee be charged to separate accounts as shareholders when they purchase or redeem shares of the combined fund. Please see the Funds’ prospectuses for additional information.

9.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by separate accounts as shareholders, separate accounts as shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares of Growth & Income VIP they are receiving after the merger is completed. Subsequently, affected Contract Owners will be notified of changes to their account information by their respective Participating Insurance Companies. If the proposed merger is not approved, this result will be noted in the next shareholder report of Mercury Large Cap Core VIP.

10.	Will the value of my investment change?

The number of shares owned by each Participating Insurance Company will most likely change. However, the total value of your investment in Growth & Income VIP will

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equal the total value of your investment in Mercury Large Cap Core VIP as of the Valuation Time (as defined below on page 23). Even though the net asset value per share of each Fund is likely to be different, the total value of your holdings will not change as a result of the merger.

11.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the affirmative vote of the shareholders of Mercury Large Cap Core VIP entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

The Trustees of the Trust believe that the proposed merger is in the best interests of Mercury Large Cap Core VIP. Accordingly, the Trustees unanimously recommend that shareholders vote FOR approval of the proposed merger.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of Growth & Income VIP and how do they compare with those of Mercury Large Cap Core VIP?

Growth & Income VIP and Mercury have similar investment objectives. Both funds seek long-term capital growth, although Growth & Income VIP also seeks current income and growth of income. Growth & Income VIP invests at least 65% of total assets in equities (mainly common stocks), whereas Mercury Large Cap Core VIP normally invests at least 80% of its net assets in equity securities of large-cap companies included in the Russell 1000® Index. The discussion below further details the investment objectives and strategies of the Funds.

Investment Objectives and Strategies.    Growth & Income VIP seeks long-term growth of capital, current income and growth of income. Mercury Large Cap Core VIP seeks long-term capital growth. Both Funds buy primarily equity securities. Growth & Income VIP invests at least 65% of total assets in equities, mainly common stocks. Although Growth & Income VIP can invest in companies of any size and from any country, it invests primarily in large US companies. Mercury Large Cap Core VIP normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-cap companies the portfolio managers select from among those that are, at the time of purchase, included in the Russell 1000® Index (as of June 30, 2006, the Russell 1000® Index had a median market capitalization of $5.32 billion).

Growth & Income VIP seeks to bring together the top US equity research recommendations of its advisor into a single investment portfolio. In managing Growth & Income VIP, each of the advisor’s US equity analysts individually assigns qualitative ratings to stocks under their coverage using bottom-up analysis and looking for companies with strong prospects for continued growth of capital and earnings. Using criteria specifically designed for Growth & Income VIP by its advisor, as well as the investment parameters of the portfolio and risk management considerations, a quantitative model compiles these research analyst ratings into a proposed list of stocks for the portfolio and suggests appropriate weightings for each stock.

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Making adjustments where necessary, the Growth & Income VIP managers normally will buy and sell securities in accordance with the model’s, and hence the research analysts’, recommendations. In addition to the risk management criteria inherent in the Growth & Income VIP portfolio construction process, the managers use analytical tools to monitor the risk profile of the portfolio relative to comparable portfolios, and appropriate benchmarks and peer groups.

The Mercury Large Cap Core VIP portfolio managers use a multi-factor quantitative model to look for companies within the Russell 1000® Index that, in their opinion, are consistent with the investment objective of the portfolio. Mercury Large Cap Core VIP will seek to outperform its benchmark by using a blended investment strategy that emphasizes a mix of both growth and value stocks and will seek to outperform the Russell 1000® Index.

In selecting securities for Mercury Large Cap Core VIP, the managers use a proprietary quantitative model. The model employs three filters in its initial screens: earnings momentum, earnings surprise and valuation. The managers look for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company’s pricing structure. A company’s stock price relative to its earnings and book value is also examined—if the managers believe that a company is overvalued, it will not be considered as an investment. After the initial screening is done, the managers rely on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the managers believe have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because Mercury Large Cap Core VIP generally will not hold all the stocks in the Russell 1000® Index, and because Mercury Large Cap Core VIP’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, Mercury Large Cap Core VIP is not an “index” fund. In seeking to outperform its benchmark, however, the managers review potential investments using certain criteria that are based on the securities in the Russell 1000® Index. These criteria currently include the following:

•	relative price to earnings and price to book ratios

•	stability and quality of earnings

•	momentum and growth

•	weighted median market capitalization of the portfolio

•	allocation among the economic sectors of the portfolio as compared to the Index

•	weighted individual stocks within the Index

Both Funds are permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The Funds may use derivatives in circumstances when its portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Additionally, Growth & Income VIP is not limited with respect to foreign issuers, whereas Mercury Large Cap Core VIP could invest up to 10% of its total assets in the

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securities of foreign issuers, including issuers whose shares are represented by American Depositary Receipts. While most of Growth & Income VIP’s investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

Each Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

As a temporary defensive measure, both Funds could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, a Fund would not be pursuing its investment objective. However, the Funds’ portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

Both Funds have elected to be classified as a diversified series of an open end investment company. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of its total assets in securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

The annualized portfolio turnover rate for Growth & Income VIP, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), based on the six month period ended June 30, 2006 was 116%. The portfolio annualized turnover rate for Mercury Large Cap Core VIP based on the six month period ended June 30, 2006 was 82%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund, which can adversely affect a fund’s performance.

Although DeAM believes that Growth & Income VIP should provide a comparable investment opportunity for shareholders of Mercury Large Cap Core VIP, there are a number of significant differences in the portfolios of each Fund. Pursuant to the Agreement and Plan of Reorganization, DeAM has estimated that approximately 76% of the portfolio of Mercury Large Cap Core VIP will be liquidated prior to the merger. Proceeds from the liquidation will be used to acquire securities consistent with Growth & Income VIP’s investment objective, policies, restrictions and strategies.

It is anticipated that the subadvisory agreement between Fund Asset Management, L.P. (doing business as Mercury Advisors, a subsidiary of Merrill Lynch Investment Managers, L.P.), the subadvisor to Mercury VIP, and DeIM, the investment advisor to Mercury VIP, will terminate effective September 30, 2006. Accordingly, DeIM, as investment advisor for Mercury VIP, expects to be responsible for the day to day investment management of Mercury VIP after September 30, 2006, regardless of whether the merger is approved by shareholders and consummated. In the event the merger is approved by shareholders, DeIM will be responsible for rebalancing Mercury VIP’s portfolio prior to consummation of the merger.

For a more detailed description of the investment techniques used by Mercury Large Cap Core VIP and Growth & Income VIP, please see the applicable Fund’s prospectus and statement of additional information.

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Primary Risks.    As with any mutual fund, you may lose money by investing in Growth & Income VIP. Certain risks associated with an investment in Growth & Income VIP are summarized below. The risks of an investment in Growth & Income VIP are similar to the risks of an investment in Mercury Large Cap Core VIP. More detailed descriptions of the risks associated with an investment in Growth & Income VIP can be found in the current prospectus and statement of additional information for Growth & Income VIP.

The value of your investment in Growth & Income VIP will change with changes in the values of the investments held by Growth & Income VIP. A wide array of factors can affect those values. In this summary, we describe the principal risks that may affect Growth & Income VIP’s investments as a whole. Growth & Income VIP could be subject to additional principal risks because the types of investments it makes can change over time.

There are several risk factors that could hurt the performance of Growth & Income VIP, cause you to lose money or cause the performance of Growth & Income VIP to trail that of other investments.

Stock Market Risk.    As with most stock funds, an important factor with Growth & Income VIP is how stock markets perform—in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments Growth & Income VIP makes and it may not be able to get attractive prices for them. An investment in Mercury Large Cap Core VIP is also subject to this risk.

Industry Risk.    While Growth & Income VIP does not concentrate in any industry, to the extent that Growth & Income VIP has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of its portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence. An investment in Mercury Large Cap Core VIP is also subject to this risk.

Security Selection Risk.    A risk that pervades all investing is the risk that the securities in the Growth & Income VIP’s investment portfolio will decline in value. An investment in Mercury Large Cap Core VIP is also subject to this risk.

IPO Risk.    Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify Growth & Income VIP’s performance if it has a small asset base. Growth & Income VIP is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that Growth & Income VIP will be able to obtain proportionately larger IPO allocations. IPO risk is not a principal investment risk of Mercury Large Cap Core VIP.

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Derivatives Risk.    Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that Growth & Income VIP will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose Growth & Income VIP to the effects of leverage, which could increase its exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to Growth & Income VIP. An investment in Mercury Large Cap Core VIP is also subject to this risk.

Securities Lending Risk.    Any loss in the market price of securities loaned by Growth & Income VIP that occurs during the term of the loan would be borne by Growth & Income VIP and would adversely affect Growth & Income VIP’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by Growth & Income VIP’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. An investment in Mercury Large Cap Core VIP is also subject to this risk.

Pricing Risk.    At times, market conditions might make it hard to value some investments. For example, if Growth & Income VIP has valued its securities too highly, you may end up paying too much for Growth & Income VIP shares when you buy into Growth & Income VIP. If Growth & Income VIP underestimates their price, you may not receive the full market value for your Growth & Income VIP shares when you sell. An investment in Mercury Large Cap Core VIP is also subject to this risk.

Other factors that could affect performance of both Funds include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign securities risk because foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any Contract for which the Funds are investment options. If it did, performance would be less than that shown. The bar charts show year-to-year changes in the performance of each Fund’s Class A shares. The table following the bar charts shows how each Fund’s performance compares to that of a broad-based market index (which, unlike a fund, does not have any fees or expenses). Because the inception date for Class B shares of Growth & Income Portfolio was May 1, 1997, the performance figures for Class B shares of Growth & Income Portfolio prior to their inception are based on the historical performance of the Fund’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. The performance of the Funds and the indices varies over time. Of course, a Fund’s past performance is not an indication of future performance.

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Calendar Year Total Returns (%)

Growth & Income VIP

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 15.86%, Q2, 1997                Worst Quarter: -16.73%, Q3, 2002

2006 Total Return as of June 30: 0.02%

Mercury Large Cap Core VIP

Annual Total Returns (%) as of 12/31	Class A

For the period included in the bar chart:

Best Quarter: 5.67%, Q3, 2005                Worst Quarter: 1.54%, Q1, 2005

2006 Total Return as of June 30: 3.77%

Average Annual Total Returns

(for periods ended 12/31/05)

	Past 1 year	Past 5 years		Past 10 years/ Since inception(1)
Growth & Income VIP
Class A	6.07%		0.20%	5.98%
Class B	5.73%	-	0.10%	5.69%
Index 1 (Reflects no deductions for fees or expenses)	4.91%		0.54%	9.07%

Mercury Large Cap Core VIP
Class A	13.20%			15.55	%(1)
Class B	12.93%			15.30	%(1)
Index 2 (Reflects no deductions for fees or expenses)	6.27%			9.30	%(1)

(1)	The inception date for both Class A and Class B shares of Mercury Large Cap Core VIP is 11/15/2004. Index comparison begins 11/30/2004.

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Index 1:    Standard & Poor’s 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2:    The Russell 1000® Index is an unmanaged capitalization-weighted price-only index composed of the largest capitalized US companies whose common stocks are traded in the United States.

Total returns for the period ended 2005 would have been lower if operating expenses hadn’t been reduced for both Funds. Current performance may be higher or lower than the performance data quoted above. For more recent performance information, contact your Participating Insurance Company.

III. OTHER COMPARISONS BETWEEN THE FUNDS

Advisor and Portfolio Managers.    Deutsche Investment Management Americas Inc. (“DeIM”) is the investment advisor for each Fund. Under the supervision of the Board of Trustees of each Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, or a subadvisor, makes each Fund’s investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DeIM, or a subadvisor, also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeIM is a part of DeAM and an indirect wholly owned subsidiary of Deutsche Bank AG. DeAM, or Deutsche Asset Management, is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Growth & Income VIP

Theresa Gusman, Managing Director of Deutsche Asset Management, is the Lead Portfolio Manager of Growth & Income VIP. Ms. Gusman joined DeAM in 1995, became a Portfolio Manager for Growth & Income VIP in 2005, and has over 22 years of investment industry experience. Ms. Gusman is the Head of Americas Large Cap Core Equity Team and Global Commodities Team in New York.

Sal Bruno, Director of DeAM, is a Portfolio Manager of Growth & Income VIP. Mr. Bruno joined DeAM in 1991 and became a Portfolio Manager for Growth & Income VIP in 2005. Mr. Bruno is a Portfolio Manager for the Americas Large Cap Core Equity Team in New York.

Gregory Y. Sivin, CFA, Director of Deutsche Asset Management, is a Portfolio Manager of Growth & Income VIP. Mr. Sivin joined DeAM in 2000 and became a Portfolio Manager for Growth & Income VIP in 2005. Mr. Sivin is a Portfolio Manager for the Americas Large Cap Core Equity Team in New York.

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Mercury Large Cap Core VIP

Mercury Large Cap Core VIP’s subadvisor is Fund Asset Management, L.P., doing business as Mercury Advisors, a division of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Pond, Plainsboro New Jersey 08536. The senior investment professional and lead portfolio manager of this group is Robert C. Doll, Jr., CFA, CPA. Mr. Doll is responsible for the setting and implementation of the portfolio’s investment strategy and for its day-to-day management. He joined the subadvisor in 1999 and the portfolio in 2004, and has over 23 years of investment industry experience. Mr. Doll was formerly the Chief Investment Officer of Oppenheimer Funds, Inc. where he also served as a portfolio manager. Mr. Doll’s team also includes Tasos Bouloutas (over 10 years of investment industry experience), Dan Hansen (over 10 years of investment industry experience), Brenda Sklar (over nine years of investment industry experience) and Gregory Brunk (over 13 years of investment industry experience), each of whom joined the portfolio in 2004.

Distribution and Service Fees.    Pursuant to separate Underwriting Agreements, DWS-Scudder Distributors, Inc. (“DWS-SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeIM, is the principal underwriter and distributor for the Class A and Class B shares of both Mercury Large Cap Core VIP and Growth & Income VIP. DWS-SDI acts as agent of each Fund in the continuous offer of shares to the separate accounts (or sub-accounts thereof) of Participating Insurance Companies in all states in which the Funds or their respective trusts may from time to time be registered or where permitted by applicable law. Growth & Income VIP has adopted a distribution plan on behalf of its Class B shares in accordance with Rule 12b-1 under the 1940 Act that is substantially identical to the distribution plan adopted by Mercury Large Cap Core VIP on behalf of its Class B shares. These plans allow the Funds to make quarterly payments at an annual rate of up to 0.25% of the average daily net assets attributable to Class B shares of each Fund to DWS-SDI as reimbursement for distribution and shareholder servicing related expenses incurred by DWS-SDI or a Participating Insurance Company. Because these fees are paid out of the applicable Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments. Rule 12b-1 plans have not been adopted for Class A shares of either Fund.

Trustees and Officers.    The Trustees of DWS Variable Series I (of which Growth & Income VIP is a series) are different from those of the Trust (of which Mercury Large Cap Core VIP is a series). As more fully described in the statement of additional information for Growth & Income VIP, which is available upon request, the following individuals comprise the Board of Trustees of DWS Variable Series I: Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Phillip Saunders, Jr., William N. Searcy, Jr., Jean Gleason Stromberg, Carl W. Vogt and Axel Schwarzer. In addition, the officers of DWS Variable Series I are different from those of the Trust.

Independent Registered Public Accounting Firms.     PricewaterhouseCoopers LLP serves as independent registered public accounting firm for Growth & Income VIP. Ernst & Young LLP serves as independent registered public accounting firm for Mercury Large Cap Core VIP. Ernst & Young LLP audits and reports on the Mercury Large Cap Core VIP’s annual financial statements, reviews certain regulatory reports and Mercury Large Cap Core VIP’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by Mercury Large Cap Core VIP.

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Charter Documents.    Mercury Large Cap Core VIP is a series of the Trust, a Massachusetts business trust governed by Massachusetts law. Growth & Income VIP is a series of DWS Variable Series I, a Massachusetts business trust governed by Massachusetts law. Mercury Large Cap Core VIP is governed by an Amended and Restated Agreement and Declaration of Trust dated April 24,1998, as amended from time to time. Growth & Income VIP is governed by an Amended and Restated Declaration of Trust dated June 27, 2006, as amended from time to time. Each charter document is referred to herein as a Declaration of Trust. These charter documents are similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund’s Declaration of Trust is provided below.

Shareholders of Mercury Large Cap Core VIP and Growth & Income VIP have a number of rights in common. Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the applicable Fund or class of shares on matters affecting that particular Fund or class, as determined by its Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of Trustees.

Neither the Trust nor DWS Variable Series I is required to hold annual meetings of its shareholders, but meetings of the shareholders shall be called for the purpose of electing Trustees, when required by the applicable Declaration of Trust or to comply with the 1940 Act. The shareholders of the Trust may call a shareholder meeting if the Trustees and the President of the Trust fail to call a meeting for thirty days after written application by the holders of at least 25% (or at least 10%, if the purpose of the meeting is to vote to remove a Trustee) of the outstanding shares entitled to vote at such meeting. The Trustees of DWS Variable Series I are required to call a meeting of shareholders at the written request of the holders of at least 10% of the outstanding shares entitled to vote at such meeting for the purpose of removing a Trustee.

Neither Fund’s shares have conversion, exchange, preemption or appraisal rights. Shares of each Fund are entitled to dividends (if any) as declared by the Trustees, and if a Fund were liquidated, each class of shares of that Fund would receive the net assets of the Fund attributable to said class. The Trust has the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum balance or quantity of shares as designated from time to time by the Trustees, in accordance with terms set by the Trustees. The Trustees of DWS Variable Series I may impose fees on accounts that do not exceed a minimum investment amount and may involuntarily redeem shares at the then current net asset value to pay for such fees under terms set by the Trustees. DWS Variable Series I also may involuntarily redeem shares at the then current net asset value for any other reason under terms set by the Trustees. Sale, conveyance, or transfer of the assets of Mercury Large Cap Core VIP requires the affirmative vote of the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter. The Trustees of DWS Variable Series I may merge or consolidate Growth & Income VIP with any other organization, or may sell, lease or exchange all or substantially all of the trust property, without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Declarations of Trust governing both DWS Variable Series I and the Trust,

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however, disclaim shareholder liability in connection with the applicable Fund’s property or the acts and obligations of the applicable Fund and require notice of such disclaimer to be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Moreover, each Declaration of Trust provides for indemnification out of the property of the applicable Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of said Fund, and provides that the Fund may be covered by insurance that the Trustees consider necessary or appropriate.

All consideration received by the applicable trust for the issue or sale of shares of the applicable Fund, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of said trust and belong irrevocably to said Fund for all purposes, subject only to the rights of creditors.

DWS Variable Series I (or any series thereof) may be terminated by a written instrument signed by a majority of its Trustees, or by the affirmative vote of the holders of a majority of the shares of the trust or series outstanding and entitled to vote. The Trust (or any series or class thereof) may be terminated by its Trustees without shareholder consent by written notice to shareholders, or by vote of the holders of more than 50% of the votes of the Trust or series or class entitled to vote on the matter. The Declaration of Trust governing Growth & Income VIP may be amended by an instrument in writing executed by a majority of the Trustees, except for any amendment that would impair shareholder’s voting right specifically granted in the Declaration of Trust, any amendment required by law to be approved by shareholders and any amendment submitted for shareholder approval by the Trustees. If a shareholder vote is required, an amendment shall require the vote of holders at least 66 2/3% of the shares outstanding and entitled to vote, unless the action is recommended by the Board of Trustees, in which case the required vote is a majority of the outstanding voting securities. The Declaration of Trust governing Growth & Income VIP may also be amended by the Trustees without shareholder consent if the Trustees deem it necessary to conform the Declaration of Trust to the requirements of applicable federal or state laws or regulations or the requirements of the Code, or to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision thereof. The Declaration of Trust governing Mercury Large Cap Core VIP may be amended by the Trustees when authorized by a vote of the shareholders holding more than 50% of the shares of each series entitled to vote or, where the Trustees determine that the amendment will affect the holders of only certain series or classes, a vote of the holders of more than 50% of the shares entitled to vote of each affected series or class. The Declaration of Trust governing Mercury Large Cap Core VIP may also be amended by the Trustees without shareholder consent if the purpose of the amendment is to change the name of the Trust or to supply any omission, cure any ambiguity, or cure, correct or supplement any provision which is deficient or inconsistent with the 1940 Act or the requirements of the Code.

The voting powers of shareholders of each Fund are substantially similar. However, only the Declaration of Trust governing Mercury Large Cap Core VIP expressly provides that a majority of the outstanding securities of a series of the Trust, as defined in the 1940 Act, has the power to vote on whether the Trustees may enter into a contract with an investment advisor or manager for that series (although this is currently required by

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the 1940 Act for all mutual funds). Any vacancy on the Board of Trustees of DWS Variable Series I may be filled by the affirmative vote or consent of a majority of the standing Trustees, except that, when required by the 1940 Act, a Trustee will be elected by the shareholders of the trust holding a plurality of the shares voting at a meeting of shareholders. Any Trustee of DWS Variable Series I may be removed, with or without cause, by action of two-thirds of the remaining Trustees or at a meeting of shareholders by vote of two-thirds of the outstanding shares of the trust. Except as required by the 1940 Act or as described above, the Trustees of the Trust need not call meetings of the shareholders for the election or reelection of Trustees, or fill vacancies that do not cause the total number of Trustees to fall below three. Such vacancies may be filled by a majority of the standing Trustees or, if deemed appropriate by the Trustees, by a plurality of the shares voted on the matter at a meeting called for such purpose. Any Trustee of the Trust may be removed for cause by written instrument signed by a majority of the Trustees, or with or without cause by vote of or written consent (filed with the custodian of the Trust’s portfolio securities) executed by the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter.

Quorum for a shareholder meeting of DWS Variable Series I is set forth in the by-laws, which state that the presence in person or by proxy of 30% of the those shares of DWS Variable Series I that are issued and outstanding, not including those shares that have been redeemed or repurchased by the trust. Quorum for a shareholder meeting of the Trust is the presence in person or by proxy of at least 30% of all the votes entitled to be cast of each series or class entitled to vote, or, where the vote is in the aggregate and not by series or class, at least 30% of all votes entitled to be cast at the meeting, irrespective of series or class.

The foregoing is a very general summary of certain provisions of the Declarations of Trust governing Mercury Large Cap Core VIP and Growth & Income VIP. It is qualified in its entirety by reference to the charter documents themselves.

IV. INFORMATION ABOUT THE PROPOSED MERGER

General.    The shareholders of Mercury Large Cap Core VIP are being asked to approve a merger between Mercury Large Cap Core VIP and Growth & Income VIP pursuant to an Agreement and Plan of Reorganization between the Funds (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of Mercury Large Cap Core VIP to Growth & Income VIP in exchange for the assumption by Growth & Income VIP of all of the liabilities of Mercury Large Cap Core VIP and for the issuance and delivery to Mercury Large Cap Core VIP of Merger Shares equal in aggregate value to the net value of the assets transferred to Growth & Income VIP.

After receipt of the Merger Shares, Mercury Large Cap Core VIP will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Mercury Large Cap Core VIP, and the legal existence of Mercury Large Cap Core VIP as a series of the Trust will be terminated. Each shareholder of Mercury Large Cap Core VIP will receive a number of full and fractional

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Merger Shares of the same class(es) as, and equal in value as of the Valuation Time (as defined below on page 23) to, the aggregate value of the shareholder’s Mercury Large Cap Core VIP shares. Such shares will be held in an account with Growth & Income VIP identical in all material respects to the account currently maintained by Mercury Large Cap Core VIP. Each Participating Insurance Company will then allocate its Merger Shares on a pro-rata basis among the Contract Owners in its Mercury Large Cap Core VIP separate account (or in sub-accounts thereof). Unless a Contract Owner instructs his or her Participating Insurance Company otherwise, amounts that would have been allocated to Mercury Large Cap Core VIP under an existing Contract will, following the merger, be allocated to Growth & Income VIP.

Prior to the date of the merger, Mercury Large Cap Core VIP will sell any investments that are (i) prohibited by the current investment objective, policies and restrictions of Growth & Income VIP and (ii) determined by the portfolio managers of Growth & Income VIP in their sole discretion to be inconsistent with their current investment strategies. In addition, prior to the merger, Mercury Large Cap Core VIP will declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. Contract Owners who invest in Mercury Large Cap Core VIP through a Contract will not be affected by such distributions as long as the Contracts qualify as annuity contracts under Section 72 of the Code and the Treasury regulations thereunder.

The Trustees of the Trust have unanimously voted to approve the Agreement and the proposed merger and to recommend that shareholders of Mercury Large Cap Core VIP also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the shareholders of Mercury Large Cap Core VIP entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

In the event that the proposed merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the Trustees of the Trust and of DWS Variable Series I may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

Background and Trustees’ Considerations Relating to the Proposed Merger.    DeAM first discussed the merger with the Trustees in December 2005 as a part of an ongoing program initiated by DeAM to restructure its mutual fund lineup. DeAM advised the Trustees that the program is intended to restructure its product line to match its distribution focus in the future and eliminate funds that have little opportunity for growth and that add unnecessary complexity and inefficiency to its business.

In particular, DeAM advised the Trustees that it is exiting the proprietary variable insurance products business (DeAM’s proprietary variable insurance products business involved relationships DeAM developed with select insurance companies to provide “Scudder” branded variable insurance products using certain DWS funds, including the Trust, and certain non-DWS funds as underlying investments. DeAM, or its affiliates, however, will continue to serve as the investment manager of the DWS funds that serves

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as underlying investments for variable insurance products.) Accordingly, DeAM would like to eliminate a significant number of the subadvised portfolios of the Trust. In addition, DeAM would like to eliminate those portfolios with little opportunity for growth. Because DeAM no longer wishes to manage or support Mercury Large Cap Core VIP in its current form, DeAM proposed to the Trustees merging Mercury Large Cap Core VIP into Growth & Income VIP, which DeAM believes is a similar fund from an investment objective standpoint.

The Trustees conducted a thorough review of the potential implications of the merger. They were assisted in this review by their independent legal counsel. The Trustees met on several occasions to review and discuss the merger, both among themselves and with representatives of DeAM. In the course of their review, the Trustees requested and received substantial additional information.

On May 10, 2006, the Trustees of the Trust, all of whom are not “interested persons” (as defined by the 1940 Act) (“Disinterested Trustees”), approved the terms of the merger. The Trustees have also agreed to recommend that the merger be approved by Mercury Large Cap Core VIP’s shareholders.

In determining to recommend that the shareholders of Mercury Large Cap Core VIP approve its merger, the Trustees considered the factors described below:

•	That DeAM is exiting the proprietary variable insurance product business and would like to eliminate a significant number of its subadvised portfolios and portfolios with little opportunity for growth, and therefore no longer wishes to manage or support Mercury Large Cap Core VIP in its current form;

•	Various alternatives to the proposed merger (e.g., liquidation of Mercury Large Cap Core VIP);

•	That DeAM recommended the merger based on its belief that Growth & Income VIP has a similar investment objective and strategy to Mercury Large Cap Core VIP, relative to other DWS funds; and

•	That the merger would provide a continuity of investment within the DWS fund family for shareholders of Mercury Large Cap Core VIP.

In addition, the Trustees considered the following factors, among others, in determining to recommend that the shareholders of Mercury Large Cap Core VIP approve the merger:

•	The Trustees noted that DeAM would bear all expenses associated with the merger, including but not limited to transaction costs associated with any related repositioning of Mercury Large Cap Core VIP’s portfolio.

•	The Trustees noted that the estimated operating expense ratios of the combined fund are expected to be lower than those of Mercury Large Cap Core VIP. The Trustees also considered DeAM’s commitment to cap the combined fund’s operating expenses for approximately a three year period at levels that are lower compared to Mercury Large Cap Core VIP’s current operating expense ratios. The Trustees noted the possible economies of scale that might be realized by DeAM in connection with the merger.

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•	The Trustees concluded that the merger would not result in the dilution of shareholder interests and that the terms and conditions were fair and reasonable and consistent with industry practice.

•	The Trustees considered that the services available to shareholders of each class of Growth & Income VIP were substantially identical to those available to shareholders of the corresponding class of Mercury Large Cap Core VIP.

•	That DeIM has agreed to indemnify Growth & Income VIP against certain liabilities it may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in Mercury Large Cap Core VIP (see Section VI) so that the likelihood that the combined fund would suffer any loss is considered by Fund management to be remote.

•	DeAM has agreed to indemnify the Trustees of the Trust against certain liabilities that the Trustees may incur by reason of having served as a Trustee of the Trust.

Based on all of the foregoing, the Trustees concluded that Mercury Large Cap Core VIP’s participation in the merger would be in the best interests of Mercury Large Cap Core VIP and would not dilute the interests of Mercury Large Cap Core VIP’s existing shareholders. The Trustees of the Trust, all of whom are Disinterested Trustees, unanimously recommend that shareholders of the Fund approve the proposed merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that Growth & Income VIP will acquire all of the assets of Mercury Large Cap Core VIP solely in exchange for the assumption by Growth & Income VIP of all liabilities of Mercury Large Cap Core VIP and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time on such date, as may be agreed upon by the parties (the “Valuation Time”)). The Valuation Time is expected to occur during the fourth calendar quarter of 2006. The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Mercury Large Cap Core VIP will transfer all of its assets to Growth & Income VIP, and in exchange, Growth & Income VIP will assume all liabilities of Mercury Large Cap Core VIP and deliver to Mercury Large Cap Core VIP a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of Mercury Large Cap Core VIP attributable to shares of the corresponding class of Mercury Large Cap Core VIP, less the value of the liabilities of Mercury Large Cap Core VIP assumed by Growth & Income VIP attributable to shares of such class of Mercury Large Cap Core VIP. Immediately following the transfer of assets on the Exchange Date, Mercury Large Cap Core VIP will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by Mercury Large Cap Core VIP Portfolio, with Merger Shares of each class being distributed to holders of shares of the corresponding class of Mercury Large Cap Core VIP. As a result of the proposed merger, each shareholder of Mercury Large Cap Core VIP will receive a number of Merger Shares of each class equal in aggregate value as of the Valuation Time to the value of Mercury Large Cap Core VIP shares of the corresponding class surrendered by the shareholder. This distribution will be

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accomplished by the establishment of accounts on the share records of Growth & Income VIP in the name of such Mercury Large Cap Core VIP shareholders, each account representing the respective number of full and fractional Merger Shares of each class due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of the Trust and the Trustees of DWS Variable Series I have determined that the proposed merger is in the best interests of their respective Fund and that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of Growth & Income VIP and Mercury Large Cap Core VIP, (ii) by either party if the merger shall not be consummated by February 6, 2006 or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of Mercury Large Cap Core VIP approve the merger, both Funds agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of Mercury Large Cap Core VIP are added to the portfolio of Growth & Income VIP, the resulting portfolio will meet the investment objective, policies, restrictions and strategies of Growth & Income VIP. DeAM has estimated that approximately 76% of the portfolio of Mercury Large Cap Core VIP, will be liquidated prior to the merger. Proceeds from the liquidation will be used to acquire securities consistent with Growth & Income VIP’s investment objective, policies, restrictions and strategies.

All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), trading costs and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to separate accounts as shareholders of Mercury Large Cap Core VIP in accordance with the Agreement as described above. The Merger Shares will be Class A and Class B shares of Growth & Income VIP. Each class of Merger Shares has the same characteristics as shares of the corresponding class of Mercury Large Cap Core VIP. Merger Shares will be treated as having been purchased on the date a separate accounts as shareholder purchased its Mercury Large Cap Core VIP shares and for the price it originally paid. For more information on the characteristics of each class of Merger Shares, please see the applicable Growth & Income VIP prospectus, a copy of which is included with this Prospectus/Proxy Statement.

Under Massachusetts law, shareholders of Growth & Income VIP could, under certain circumstances, be held personally liable for the obligations of Growth & Income VIP. However, Growth & Income VIP’s Declaration of Trust disclaims shareholder liability for the acts or obligations of Growth & Income VIP and provides for indemnification for all losses and expenses of any shareholder held liable for the obligations of Growth & Income VIP. The indemnification and reimbursement discussed in the preceding sentence is to be made only out of the assets of Growth & Income VIP.

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Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the merger, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(i)	the acquisition by Growth & Income VIP of all of the assets of Mercury Large Cap Core VIP solely in exchange for Merger Shares and the assumption by Growth & Income VIP of all of the liabilities of Mercury Large Cap Core VIP, followed by the distribution by Mercury Large Cap Core VIP to separate accounts as shareholders of Merger Shares in complete liquidation of Mercury Large Cap Core VIP, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Mercury Large Cap Core VIP and Growth & Income VIP will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	under Section 361 of the Code, Mercury Large Cap Core VIP will not recognize gain or loss upon the transfer of Mercury Large Cap Core VIP’s assets to Growth & Income VIP in exchange for Merger Shares and the assumption of Mercury Large Cap Core VIP liabilities by Growth & Income VIP, and Mercury Large Cap Core VIP will not recognize gain or loss upon the distribution to Mercury Large Cap Core VIP’s shareholders of the Merger Shares in liquidation of Mercury Large Cap Core VIP;

(iii)	under Section 354 of the Code, separate accounts as shareholders of Mercury Large Cap Core VIP will not recognize gain or loss on the receipt of Merger Shares solely in exchange for Mercury Large Cap Core VIP shares;

(iv)	under Section 358 of the Code, the aggregate basis of the Merger Shares received by each separate account as shareholder of Mercury Large Cap Core VIP will be the same as the aggregate basis of Mercury Large Cap Core VIP shares exchanged therefor;

(v)	under Section 1223(1) of the Code, the holding period of the Merger Shares received by each separate account as shareholder of Mercury Large Cap Core VIP will include the holding periods of Mercury Large Cap Core VIP shares exchanged therefor, provided that such separate accounts as shareholder of Mercury Large Cap Core VIP held Mercury Large Cap Core VIP shares at the time of the reorganization as a capital asset;

(vi)	under Section 1032 of the Code, Growth & Income VIP will not recognize gain or loss upon the receipt of assets of Mercury Large Cap Core VIP in exchange for Merger Shares and the assumption by Growth & Income VIP of all of the liabilities of Mercury Large Cap Core VIP;

(vii)	under Section 362(b) of the Code, the basis of the assets of Mercury Large Cap Core VIP transferred to Growth & Income VIP in the reorganization will be the same in the hands of Growth & Income VIP as the basis of such assets in the hands of Mercury Large Cap Core VIP immediately prior to the transfer; and

(viii)	under Section 1223(2) of the Code, the holding periods of the assets of Mercury Large Cap Core VIP transferred to Growth & Income VIP in the reorganization in the hands of Growth & Income VIP will include the periods during which such assets were held by Mercury Large Cap Core VIP.

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As long as the Contracts qualify as annuity contracts under Section 72 of the Code and Treasury regulations thereunder, the merger, whether or not treated as a tax-free reorganization for federal income tax purposes, will not create any tax liability for Contract Owners. Contract Owners who choose to redeem or exchange their investments by surrendering their Contracts or initiating a partial withdrawal, however, may be subject to taxes and a 10% tax penalty. In addition, although it is not expected to affect Contract Owners, as a result of the merger each Fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains of the combined fund.

Mercury Large Cap Core VIP normally follows the practice of declaring and distributing substantially all of the net investment income and any net short-term and long-term capital gains at least annually. Growth & Income VIP intends to distribute to Participating Insurance Companies its investment company taxable income and any net realized capital gains in April of each year. For both Funds, all distributions will be reinvested in shares of the same class of the applicable Fund. If the Agreement is approved by Mercury Large Cap Core VIP’s shareholders, Mercury Large Cap Core VIP will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the Closing (as defined in the Agreement).

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder or Contract Owner. Shareholders and Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

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Capitalization.    The following table sets forth the unaudited capitalization of each Fund as of June 30, 2006 and of Growth & Income VIP on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1)

	Mercury Large Cap Core VIP	Growth & Income VIP	Pro Forma Adjustments	Growth & Income VIP— Pro Forma Combined(1)
Net Assets
Class A Shares	$610,428	$268,025,250	$—	$268,635,678
Class B Shares	$5,641,231	$45,472,131	$—	$51,113,362

Total Net Assets	$6,251,659	$313,497,381	$—	$319,749,040

Shares Outstanding
Class A Shares	50,351	27,843,423	13,037	27,906,811
Class B Shares	467,286	4,735,571	120,342	5,323,199
Net Asset Value Per Share
Class A Shares	$12.12	$9.63	$—	$9.63
Class B Shares	$12.07	$9.60	$—	$9.60

(1)	Assumes the merger had been consummated on June 30, 2006, and is for information purposes only. No assurance can be given as to how many shares of Growth & Income VIP will be received by the shareholders of Mercury Large Cap Core VIP on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Growth & Income VIP that actually will be received on or after such date.

The Trustees of the Trust, all of whom are Disinterested Trustees, unanimously recommend approval of the merger.

V. INFORMATION ABOUT VOTING AND THE SHAREHOLDER SPECIAL MEETING

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of Mercury Large Cap Core VIP with and into Growth & Income VIP and the solicitation of proxies by and on behalf of the Trustees of the Trust for use at the Special Meeting of Mercury Large Cap Core VIP shareholders (the “Meeting”). The Meeting is to be held October 31, 2006 at 4:00 p.m. Eastern time, at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of the Special Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy or voting instruction form are being mailed to investors on or about September 28, 2006.

As of August 3, 2006, Mercury Large Cap Core VIP Portfolio had the following shares outstanding:

Share Class	Number of Shares
Class A	50,350.76
Class B	469,006.06

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Only shareholders of record on August 3, 2006 (the “Record Date”) will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of the Trust know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the form of proxy.

Required Vote.    Proxies are being solicited from Mercury Large Cap Core VIP’s shareholders by the Trust’s Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the shareholders of Mercury Large Cap Core VIP entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the Meeting.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of Mercury Large Cap Core VIP at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment thereof. The holders of at least 30% of the shares of Mercury Large Cap Core VIP outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at the Meeting. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Mercury Large Cap Core VIP as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but will have the effect of a negative vote on the proposal. Shares attributable to amounts retained by each Participating Insurance Company will be voted in the same proportion as voting instructions received from Contract Owners. Accordingly, there are not expected to be any “broker non-votes.”

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Share Ownership.    As of August 3, 2006, the officers and Trustees of the Trust and of DWS Variable Series I, each as a group, beneficially owned less than 1% of the outstanding shares of Mercury Large Cap Core VIP and Growth & Income VIP, respectively. To the best of the knowledge of Mercury Large Cap Core VIP, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Mercury Large Cap Core VIP as of such date:

Class	Shareholder Name and Address	Percentage Owned
A	Deutsche Investment Management Americas, Inc. Attn: Enrique Cuesta New York, NY 10154-0004	100%

B	MetLife Insurance Co of CT Attn: Shareholder Accounting Dept. Hartford, CT 06199-0027	40.41%

B	The Manufacturer’s Life Insurance Co. (USA) Boston, MA 02116-3787	24.94%

B	MetLife Life & Annuity Co of CT Attn: Shareholder Accounting Dept. Hartford, CT 06103-3415	23.92%

B	Deutsche Investment Management Americas Inc Attn: Enrique Cuesta New York, NY 10154-0004	10.74%

To the best of the knowledge of Growth & Income VIP, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Growth & Income VIP as of August 3, 2006:

Class	Shareholder Name and Address	Percentage Owned
A	Zurich Destination/ Farmers Fund c/o KILICO Attn: Investment Accounting LL-2W Greenville, SC 29602-9097	27.89%

A	Allmerica Life SVSII Topeka, KS 66636-0001	27.07%

A	Charter Natl’ Life Ins Co-Horizon Attn: Accounting Financial Control Vernon Hills, IL 60061-1826	10.67%

A	State Street Bank & Trust Cust FBO SVSII SCUD GROWTH STRAT PORT Attn: Marylou McPhee North Quincy, MA 02171-2119	9.10%

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Class	Shareholder Name and Address	Percentage Owned
A	State Street Bank & Trust Cust FBO SVSII SCUD GRWTH & INC STRAT PORT Attn: Marylou McPhee North Quincy, MA 02171-2119	6.63%

B	The Manufacturer’s Life Insurance Co. (USA) Boston, MA 02116-3787	67.55%

B	MetLife Insurance Co of CT Attn: Shareholder Accounting Dept. Hartford, CT 06199-0027	11.93%

B	MetLife Life & Annuity Co of CT Attn: Shareholder Accounting Dept. Hartford, CT 06103-3415	11.02%

B	United of Omaha Attn: Product Accounting & Reporting 11th Fl Mutual of Omaha Plaza Omaha, NE 68175-0001	8.53%

Solicitation of Proxies.    As discussed above, shares of Mercury Large Cap Core VIP are offered only to Participating Insurance Companies to fund benefits under their Contracts. Therefore, shares of Mercury Large Cap Core VIP are held by separate accounts, or sub-accounts thereof, of various Participating Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual Contract Owners or to a group (e.g., a defined benefit plan) in which Contract Owners participate. Contract Owners have the right to instruct the Participating Insurance Companies on how to vote the shares related to their interests through their Contracts (i.e., pass-through voting). A Participating Insurance Company must vote the shares of Mercury Large Cap Core VIP held in its name as directed. In the absence of voting directions on any voting instruction form that is signed and returned, the Participating Insurance Company will vote the interest represented thereby in favor of the proposal. If a Participating Insurance Company does not receive voting instructions for all of the shares of Mercury Large Cap Core VIP held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to the proposal, for, against, or abstaining, in the same proportion as the shares of Mercury Large Cap Core VIP for which it has received instructions from Contract Owners (i.e., “echo voting”). This Prospectus/Proxy Statement is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from the Participating Insurance Companies and the actual shareholders of Mercury Large Cap Core VIP. All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement.

In addition to soliciting proxies by mail, certain officers and representatives of Growth & Income VIP, officers and employees of DeAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by telegram or personally.

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All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services, Inc. (“Computershare”) has been engaged as an information agent in connection with this Prospectus/Proxy Statement at an estimated cost of $3,500. No person has been engaged to assist in the solicitation of proxies.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at 1-866-390-5113. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for Mercury Large Cap Core VIP, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Voting Instructions.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Trust at Two International Place, Boston, Massachusetts 02110 (ii) by properly executing a later-dated proxy that is received by the Fund at or prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy. Only a shareholder may execute or revoke a proxy. Contract Owners should consult their Participating Insurance Company regarding their ability to revoke voting instructions after such instructions have been provided to the Participating Insurance Company.

Adjournment.    If sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable time after the date set for the original meeting to permit further solicitation of proxies.

VI. REGULATORY AND LITIGATION MATTERS

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“Inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS.

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The DWS funds’ advisors have been cooperating in connection with these Inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending Inquiries. It is not possible to determine with certainty what the outcome of these Inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General and the Illinois Secretary of State providing payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to make adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With

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respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS fund have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters.    The Staff of the SEC has informed counsel for DeIM, Deutsche Asset Management, Inc. (“DAMI”) and Scudder Distributors, Inc. (“SDI”) (now known as DWS Scudder Distributors, Inc.), who in turn have informed the DWS Scudder Funds, that on August 29, 2006, the SEC approved an offer of settlement in which DeIM, DAMI and SDI would settle an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of Scudder Funds’ (now known as DWS Scudder Funds) shares during 2001-2003. DeIM, DAMI and SDI expect the settlement with the SEC to be reflected in an order of the SEC which will state, among other things, that DeIM and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI’s use of certain funds’ brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder fund shares. The brokerage practices which were the subject of the offer of settlement were discontinued in October, 2003.

Under the terms of the offer of settlement, in which DeIM, DAMI and SDI neither admitted nor denied any of the findings to be contained in the SEC’s order, DeIM, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlement to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement order based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the offer of settlement, DeIM, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

In addition, SDI has offered to settle with the NASD regarding its practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain Scudder funds to broker-dealers that sold shares in the Scudder funds and provided enhanced marketing and distribution for shares in the Scudder funds. In the

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offer, SDI consents to the imposition of a censure by the NASD. SDI expects this settlement to be announced simultaneously with the SEC’s announcement of the above-referenced settlement of an administrative proceeding regarding disclosure of brokerage allocation practices.

SDI has also offered to settle with the NASD regarding SDI’s provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI’s offer.

Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2006, by and among DWS Variable Series I (the “Acquiring Trust”), a Massachusetts business trust, on behalf of DWS Growth & Income VIP (the “Acquiring Fund”), a separate series of the Acquiring Trust, and DWS Variable Series II (the “Acquired Trust,” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust, on behalf of DWS Mercury Large Cap Core VIP (the “Acquired Fund,” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), a separate series of the Acquired Trust, and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser for the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is Two International Place, Boston, Massachusetts 02110. The principal place of business of the Acquired Trust is 222 South Riverside Plaza, Chicago, Illinois 60606.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A and Class B voting shares of beneficial interest (no par value) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A and Class B shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A and Class B Acquiring Fund Shares determined in the manner set forth in section 2.3; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Trust’s trustees. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2  The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid

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expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3  The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4   On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date as defined in section 3.1.

1.5  Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A and Class B Acquiring Fund Shares to be so credited to the Class A and Class B Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A and Class B shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7  Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

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1.8  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1  The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2  The net asset value of a Class A and Class B Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3  The number of Class A and Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets net of liabilities with respect to Class A and Class B shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4  All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1  The Closing of the transactions contemplated by this Agreement shall be [date], or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2  The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3  State Street Bank and Trust Company (“State Street”), as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, as custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state

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stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4  DWS Scudder Investments Service Company (“DWS-SISC”) (or its designee), as transfer agent (or subtransfer agent) for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A and Class B Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5  In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the trustees of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A and Class B shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6  The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Trust’s Board members.

4.	Representations and Warranties

4.1  The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under

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the Acquired Trust’s Amended and Restated Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Amended and Restated Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b)  The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Amended and Restated Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)  Other than as disclosed on Schedule 4.1(e), no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquired Fund’s knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 2005, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in

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accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since December 31, 2005, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (as determined without regard to any deduction for dividends paid by the Acquired Fund) and net capital gain (as such terms are defined in the Code) that has accrued through the Closing Date;

(j)  All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DWS-SISC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any Acquired Fund shares;

(k)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens

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or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the trustees of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)  The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the “NASD”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)  The current prospectuses and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)  The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2  The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)  The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, to

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own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)  The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)  Other than as disclosed on Schedule 4.2(e), no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 2005, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in

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accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since December 31, 2005, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date;

(j)  All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(k)  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(l)  At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

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(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the trustees of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)  The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)  The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1  The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and such changes as are contemplated by the Funds’ normal operations. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the

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Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objectives, policies, restrictions and strategies, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Fund.

5.2  Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Trust’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3  The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than December 31, 2006.

5.4  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7  Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8  The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9  The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the

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Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10  The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all of the liabilities of the Acquired Fund.

5.11  As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12  The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14  At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15  The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment objective, policies, restrictions or strategies of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase, consistent with the Acquiring Fund’s investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to purchase such assets with cash proceeds from the disposition of assets pursuant to the foregoing sentence prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all

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the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2 The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3  The Acquired Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquiring Trust has been formed and is an existing business trust;

(b)  the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on Schedule 4.2(e), the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

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The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Trusts.

6.4  The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5  The Acquiring Fund shall have entered into an expense cap agreement with DeIM limiting the expenses of the Class A and Class B shares of the Acquiring Fund to 0.54% and 0.87%, respectively, excluding 12b-1 fees and certain other expenses, for the period commencing on the Closing Date and ending April 30, 2010, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2  The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3  The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4  The Acquiring Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquired Trust has been formed and is an existing business trust;

(b)  the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

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(c)  the Agreement has been duly authorized, executed and delivered by the Acquired Trust on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Amended and Restated Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on Schedule 4.1(e), the Acquired Fund is not subject to any litigation or other proceedings that might have a material adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Trusts.

7.5  The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Amended and Restated Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought

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to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund. The delivery of such opinion is conditioned

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upon receipt by Willkie Farr & Gallagher of customary representations it shall reasonably request of each of the Trusts. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1  The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2  The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1  Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2  DeIM or its affiliates will bear all the expenses associated with the Reorganization, including, but not limited to, any transaction costs payable by the Acquired Fund in connection with the rebalancing of its portfolio as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before February 6, 2006, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other

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party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq., or to the Acquiring Fund, Two International Place, Boston, Massachusetts, 02110-4103, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, Attention: John W. Gerstmayr, Esq. or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1  The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

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15.4  References in this Agreement to a Trust mean and refer to the trustees of such Trust from time to time serving under its Declaration of Trust on file with the Secretary of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which it conducts its business. It is expressly agreed that the obligations of any Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of such Trust or the Funds personally, but bind only the respective property of the Acquiring Fund or Acquired Fund, as applicable, as provided in such Trust’s Declaration of Trust. Moreover, no series of a Trust other than the Fund shall be responsible for the obligations of such Trust hereunder, and all persons shall look only to the assets of the applicable Fund to satisfy the obligations of any Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Trusts’ trustees, on behalf of the Funds, and this Agreement has been signed by authorized officers of the Trusts acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the applicable Fund, as provided in such Trust’s Declaration of Trust.

15.5  Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.6  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	DWS VARIABLE SERIES I, on behalf of DWS Growth & Income VIP

Secretary	By: Its:

Attest:	DWS VARIABLE SERIES II, on behalf of DWS Mercury Large Cap Core VIP

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: Its:

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EXHIBIT B

Financial Highlights

DWS Growth & Income VIP

Class A

	(Unaudited) Six Months ended June 30,		(Audited) Years Ended December 31,
	2006		2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$9.72		$9.29	$8.50	$6.77	$8.90	$10.38

Income (loss) from investment operations:
Net investment income (loss)[a]	.05		.10	.12	.07	.07	.09
Net realized and unrealized gain (loss) on investment transactions	(.04)		.45	.74	1.74	(2.12)	(1.23)

Total from investment operations	.01		.55	.86	1.81	(2.05)	(1.14)

Less distributions from:
Net Investment Income	(.10)		(.12)	(.07)	(.08)	(.08)	(.12)
Net realized gain on investment transactions	—		—	—	—	—	(.22)

Total distributions	(.10)		(.12)	(.07)	(.08)	(.08)	(.34)

Net asset value, end of period	$9.63		$9.72	$9.29	$8.50	$6.77	$8.90

Total return (%)	.02[c]	**	6.07[c]	10.16	26.74	(23.13)	(11.30)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	268		294	172	161	135	185
Ratio of expenses before expense reductions (%)	.57	*	.57	.56	.59	.57	.57[b]
Ratio of expenses after expense reductions (%)	.54	*	.54	.56	.59	.57	.56[b]
Ratio of net investment income (loss) (%)	1.05	*	1.10	1.37	.91	.92	.94
Portfolio turnover rate (%)	116	*	115	33	37	66	67

[a]	Based on average shares outstanding during the period.
[b]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .56% and .56%, respectively.
[c]	Total return would have been less had certain expenses not been reduced.
*	Annualized.
**	Not annualized.

B-1

DWS Growth & Income VIP

Class B

	(Unaudited) Six Months ended June 30,		(Audited) Years Ended December 31,
	2006		2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$9.68		$9.25	$8.47	$6.75	$8.87	$10.35

Income (loss) from investment operations:
Net investment income (loss)[a]	.03		.07	.09	.05	.05	.06
Net realized and unrealized gain (loss) on investment transactions	(.05)		.45	.73	1.73	(2.12)	(1.23)

Total from investment operations	(.02)		.52	.82	1.78	(2.07)	(1.17)

Less distributions from:
Net Investment Income	(.06)		(.09)	(.04)	(.06)	(.05)	(.09)
Net realized gain on investment transactions	—		—	—	—	—	(.22)

Total distributions	(.06)		(.09)	(.04)	(.06)	(.05)	(.31)

Net asset value, end of period	$9.60		$9.68	$9.25	$8.47	$6.75	$8.87

Total return (%)	(.23	)[c]**	5.73[c]	9.78	26.55	(23.40)	(11.56)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	45		47	33	18	7	10
Ratio of expenses before expense reductions (%)	.94	*	.95	.89	.85	.82	.82[b]
Ratio of expenses after expense reductions (%)	.89	*	.89	.89	.85	.82	.81[b]
Ratio of net investment income (loss) (%)	.70	*	.75	1.04	.65	.67	.69
Portfolio turnover rate (%)	116		115	33	37	66	67

[a]	Based on average shares outstanding during the period.
[b]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .81% and .81%, respectively.
[c]	Total return would have been less had certain expenses not been reduced.
*	Annualized.
**	Not annualized.

B-2

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For more information please call your Fund’s information agent

Computershare Fund Services, Inc., at (866) 390-5113

Costello-GI VIP

DWS MERCURY LARGE CAP CORE VIP DWS VARIABLE SERIES II PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS 345 Park Avenue, 27th Floor, New York, New York 10154 4:00 pm., Eastern time, on October 31, 2006	PROXY CARD

280 Oser Avenue

Hauppauge, NY 11788-3610

The undersigned hereby appoint(s) Patricia DeFilippis, John Millette, Caroline Pearson and Phil Collora and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of Special Meeting and the related Proxy Statement/Prospectus is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

999 9999 9999 999

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	GI_VIP_16805 WAVE III-A

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET Log on to: https://vote.proxy-direct.com Follow the on-screen instructions available 24 hours	VOTE BY PHONE Call 1-866-241-6192 Follow the recorded instructions available 24 hours	VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope	VOTE IN PERSON Attend Shareholder Meeting 345 Park Avenue, 27th Floor New York, NY 10154 on October 31, 2006

If you vote on the Internet or by telephone, you need not return this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ■

VOTE ON PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization which contemplates the transfer of all of the assets of DWS Mercury Large Cap Core VIP to DWS Growth & Income VIP, in exchange for shares of DWS Growth & Income VIP and the assumption by DWS Growth & Income VIP of all liabilities of DWS Mercury Large Cap Core VIP, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of DWS Mercury Large Cap Core VIP in complete liquidation of DWS Mercury Large Cap Core VIP.	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

Filed pursuant to Rule 497(b)

File no. 333-136422

Questions & Answers

DWS Templeton Foreign Value VIP

DWS Variable Series II

Q&A

Q What is happening?

A Deutsche Asset Management (or “DeAM” as defined on page 17 in the enclosed Prospectus/Proxy Statement), has initiated a program to reorganize and merge selected funds within the DWS fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to merge DWS Templeton Foreign Value VIP into DWS International VIP.

After carefully reviewing the proposal, the Board of DWS Variable Series II, of which DWS Templeton Foreign Value VIP is a series, has determined that this action is in the best interests of the fund. The Board recommends that you vote for this proposal.

Q Why has this proposal been made for my fund?

A DeAM has advised the Board of DWS Variable Series II that, as part of its ongoing program to restructure its product line, it is exiting the proprietary variable insurance products business. (DeAM’s proprietary variable insurance products business involved relationships DeAM developed with select insurance companies to provide “Scudder” branded variable insurance products using certain DWS funds, including DWS Variable Series II, and certain non-DWS funds as underlying investments. DeAM, or its affiliates, however, will continue to serve as the investment manager of the DWS funds that serve as underlying investments for variable insurance products.) Accordingly, DeAM would like to eliminate a significant number of the subadvised portfolios of

Q&A continued

DWS Variable Series II. In addition, DeAM would like to eliminate those portfolios that have little opportunity for growth. Because DeAM no longer wishes to manage or support DWS Templeton Foreign Value VIP in its current form, DeAM has proposed the merger of DWS Templeton Foreign Value VIP with DWS International VIP, which DeAM believes is similar from an investment objective standpoint.

While DeAM believes that DWS International VIP should provide a comparable investment opportunity for shareholders of DWS Templeton Foreign Value VIP, there are a number of significant differences in the portfolios of each Fund. DeAM has estimated that approximately 93% of DWS Templeton Foreign Value VIP’s portfolio will be liquidated and the proceeds will be reinvested in other securities so that upon the merger, DWS Templeton Foreign Value VIP’s portfolio will conform to DWS International VIP’s investment objective, policies, restrictions and strategies. As noted below, DeAM will pay all costs associated with the merger, including but not limited to transaction costs associated with the repositioning of DWS Templeton Foreign Value VIP’s portfolio.

Q Will any fund pay for the solicitation of voting instructions and legal costs associated with this solicitation?

A No. DeAM will bear these costs.

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. However, if you choose to redeem or exchange your investment by surrendering your Contract or initiating a partial withdrawal, you may be subject to taxes and tax penalties.

Q Upon merger, how will the value of my investment change?

A The aggregate value of your investment will not change as a result of the merger. It is likely, however, that the number of shares owned by your insurance company on your behalf will change as a result of the merger because your insurance company’s shares will

Q&A continued

be exchanged at the net asset value per share of DWS International VIP, which will probably be different from the net asset value per share of DWS Templeton Foreign Value VIP.

Q When would the merger take place?

A If approved, the merger is expected to occur during the fourth calendar quarter of 2006. Shortly after completion of the merger, shareholders whose accounts are affected by the merger (i.e., your insurance company) will receive a confirmation statement reflecting their new account number and the number of shares of DWS International VIP they are receiving. Subsequently, you will be notified of changes to your account information by your insurance company.

Q I am the owner of a variable life insurance policy or a variable annuity contract offered by my insurance company. I am not a shareholder of DWS Templeton Foreign Value VIP. Why am I being asked to vote on a proposal for DWS Templeton Foreign Value VIP shareholders?

A You have previously directed your insurance company to invest certain proceeds relating to your variable life insurance policy and/or variable annuity contract (each a “Contract”) in DWS Templeton Foreign Value VIP. Although you receive gains, losses and income from this investment, your insurance company holds on your behalf any shares corresponding to your investment in DWS Templeton Foreign Value VIP. Thus, you are not the “shareholder” of DWS Templeton Foreign Value VIP; rather, your insurance company is the shareholder. However, you have the right to instruct your insurance company on how to vote DWS Templeton Foreign Value VIP shares corresponding to your investment through your Contract. It is your insurance company, as the shareholder, that will actually vote the shares corresponding to your investment (likely by executing a proxy card) once it receives instructions from its Contract owners.

The attached Prospectus/Proxy Statement is, therefore, used to solicit voting instructions from you and other owners of Contracts. All persons entitled to direct the voting of shares of DWS Templeton Foreign Value VIP, whether or not they are

Q&A continued

shareholders, are described as voting for purposes of the Prospectus/Proxy Statement. Please see page 1 of the attached Prospectus/Proxy Statement for more details.

Q How can I vote?

A You can vote in any one of three ways:

■	Through the Internet, by going to the website listed on your voting instruction form;

■	By telephone, with a toll-free call to the number listed on your voting instruction form; or

■	By mail, by sending the enclosed voting instruction form, signed and dated, in the enclosed envelope.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your voting instruction form. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, Inc., your fund’s information agent, at 1-866-390-5113.

DWS TEMPLETON FOREIGN VALUE VIP

A Message from the President of DWS Variable Series II

September 28, 2006

Dear Investor:

I am writing to ask you to instruct your insurance company as to how to vote on an important matter that affects your investment in DWS Templeton Foreign Value VIP (“Templeton Foreign Value VIP”). You may provide your instructions by filling out and signing the enclosed voting instruction form, or by recording your instructions by telephone or through the Internet.

We are asking for your voting instructions on the following matter:

Proposal:	Approval of a proposed merger of Templeton Foreign Value VIP into DWS International VIP. In this merger, your investment in Templeton Foreign Value VIP would, in effect, be exchanged, on a tax-free basis for federal income tax purposes, for an investment in the same class of shares of DWS International VIP with an equal aggregate net asset value.

The proposed merger is part of a program initiated by Deutsche Asset Management (or “DeAM” as defined on page 17 of the enclosed Prospectus/Proxy Statement). This program is intended to restructure DeAM’s product line to match its distribution focus in the future and to eliminate funds that have little opportunity for growth and that add unnecessary complexity and inefficiency to its business. Accordingly, DeAM would like to eliminate a significant number of the subadvised portfolios of DWS Variable Series II. In addition, DeAM would like to eliminate those portfolios with little opportunity for growth. In order to provide you with a continuity of investment within the DWS fund family, DeAM proposed to the Board merging Templeton Foreign Value VIP into DWS International VIP (“International VIP”) which DeAM believes is a similar fund, from an investment objective standpoint. Please note, however, that the investment strategies of Templeton Foreign Value VIP and International VIP are different. See “Investment Strategies and Risk Factors” in the enclosed Prospectus/Proxy Statement for more details.

In determining to recommend approval of the merger, the Trustees of DWS Variable Series II conducted a thorough review of the potential implications of the merger, and concluded that Templeton Foreign Value VIP’s participation in the proposed merger would be in the best interests of the Fund and would not dilute the interests of the Fund’s existing shareholders. If the proposed merger is approved, the Board expects that the proposed changes will take effect during the fourth calendar quarter of 2006.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on International VIP, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

We need your voting instructions and urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed voting instruction form, vote by telephone or record your voting instructions through the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your voting instruction form. You may receive more than one voting instruction form. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this Prospectus/Proxy Statement aside for another day. Please don’t. Your prompt return of the enclosed voting instruction form (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., Templeton Foreign Value VIP’s information agent, at 1-866-390-5113, or contact your insurance company. Thank you for your continued support of DWS Scudder.

Sincerely yours,

Michael Clark

President

DWS Variable Series II

DWS TEMPLETON FOREIGN VALUE VIP

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your fund’s special meeting of shareholders. It tells you what matter will be voted on AND the time and place of the special meeting.

To the shareholders of DWS Templeton Foreign Value VIP:

A Special Meeting of Shareholders of DWS Templeton Foreign Value VIP (“Templeton Foreign Value VIP”) will be held October 31, 2006 at 4:00 p.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following:

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Templeton Foreign Value VIP to DWS International VIP, in exchange for shares of DWS International VIP and the assumption by DWS International VIP of all liabilities of Templeton Foreign Value VIP, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Templeton Foreign Value VIP in complete liquidation of Templeton Foreign Value VIP.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Templeton Foreign Value VIP at the close of business on August 3, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

By order of the Trustees

John Millette

Secretary

September 28, 2006

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS AND

VOTING INSTRUCTION FORMS

The following general rules for signing proxy cards and voting instruction forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card or voting instruction form properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card or voting instruction form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card or voting instruction form.

3. All Other Accounts: The capacity of the individual signing the proxy card or voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR OWNERS OF VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS

INVESTED IN DWS TEMPLETON FOREIGN VALUE VIP

This document contains a Prospectus/Proxy Statement and a voting instruction form. You can use your voting instruction form to tell your insurance company how to vote on your behalf on an important issue relating to your investment in DWS Templeton Foreign Value VIP (“Templeton Foreign Value VIP”). If you complete and sign the voting instruction form (or tell your insurance company by telephone or through the Internet how you want it to vote), your insurance company will vote the shares corresponding to your insurance contract exactly as you indicate. If you simply sign the voting instruction form, your insurance company will vote the shares corresponding to your insurance contract in accordance with the Trustees’ recommendation on page 23. If you do not return your voting instruction form or record your voting instructions by telephone or through the Internet, your insurance company will vote your shares in the same proportion as shares for which instructions have been received.

We urge you to review the Prospectus/Proxy Statement carefully and either fill out your voting instruction form and return it by mail or record your voting instructions by telephone or through the Internet. You may receive more than one voting instruction form since several shareholder special meetings are being held as part of the broader restructuring program of the DWS fund family. If so, please vote each one. Your prompt return of the enclosed voting instruction form (or your providing voting instructions by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like your interests to be represented and welcome your comments. Please take a few minutes to read these materials and return your voting instruction form.

If you have any questions, please call Computershare Fund Services, Inc., Templeton Foreign Value VIP’s information agent, at the special toll-free number we have set up for you 1-866-390-5113 or contact your insurance company.

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PROSPECTUS/PROXY STATEMENT

September 28, 2006

Acquisition of the assets of:	By and in exchange for shares of:

DWS Templeton Foreign Value VIP, a series of DWS Variable Series II	DWS International VIP, a series of DWS Variable Series I

222 South Riverside Plaza Chicago, IL 60606 (800) 778-1482	Two International Place Boston, MA 02110 (800) 778-1482

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of DWS Templeton Foreign Value VIP (“Templeton Foreign Value VIP”) into DWS International VIP (“International VIP”). International VIP and Templeton Foreign Value VIP are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of Templeton Foreign Value VIP will receive a number of full and fractional shares of the corresponding class of International VIP equal in value as of the Valuation Time (as defined below on page 23) to the total value of such shareholder’s Templeton Foreign Value VIP shares.

Shares of Templeton Foreign Value VIP are available exclusively as a funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of Templeton Foreign Value VIP as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of Templeton Foreign Value VIP. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with the interpretations of voting requirements by the staff of the Securities and Exchange Commission (“SEC”), each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposed merger. This Prospectus/Proxy Statement is, therefore, furnished to Contract Owners entitled to give voting instructions with regard to Templeton Foreign Value VIP. All persons entitled to direct the voting of shares of Templeton Foreign Value VIP, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement.

This Prospectus/Proxy Statement, along with the Notice of Special Meeting and the proxy card or voting instruction form, is being mailed to shareholders and Contract Owners on or about September 28, 2006. It explains concisely what you should know before voting on the matter described in this Prospectus/Proxy Statement or investing in International VIP, a diversified series of DWS Variable Series I, an open-end registered management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

1

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of International VIP, dated May 1, 2006, as supplemented from time to time, relating to Class A shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of International VIP, dated May 1, 2006, as supplemented from time to time, relating to Class B shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(iii)	the prospectus of Templeton Foreign Value VIP, dated May 1, 2006, as supplemented from time to time, relating to Class A shares;

(iv)	the prospectus of Templeton Foreign Value VIP, dated May 1, 2006, as supplemented from time to time, relating to Class B shares;

(v)	the statement of additional information of Templeton Foreign Value VIP, dated May 1, 2006, as supplemented from time to time, relating to Class A and Class B shares;

(vi)	the statement of additional information relating to the proposed merger, dated September 28, 2006 (the “Merger SAI”); and

(vii)	the financial statements and related report of the independent registered public accounting firm included in the Annual Report to Shareholders for the fiscal year ended December 31, 2005 for Templeton Foreign Value VIP and the unaudited financial statements included in the Semiannual Report to Shareholders for the six month period ended June 30, 2006 for Templeton Foreign Value VIP.

The financial highlights for International VIP contained in the Semiannual Report to Shareholders for the six month period ended June 30, 2006 are attached to this Prospectus/Proxy Statement as Exhibit B.

You may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund or make inquiries by contacting your insurance company or by calling the corresponding Fund at 1-800-778-1482.

Like shares of Templeton Foreign Value VIP, shares of International VIP are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Inc., Templeton Foreign Value VIP’s information agent, at 1-866-390-5113, or contact your insurance company.

International VIP is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the SEC’s public reference room at 100 F Street NE, Washington, D.C. You may call the SEC at 1-202-551-5850 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

2

I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Trustees of DWS Variable Series II (the “Trust”), of which Templeton Foreign Value VIP is a series, are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as a merger of Templeton Foreign Value VIP into International VIP. If approved by shareholders, all of the assets of Templeton Foreign Value VIP will be transferred to International VIP solely in exchange for (a) the issuance and delivery to Templeton Foreign Value VIP of Class A and Class B shares of International VIP (“Merger Shares”) with a value equal to the value of Templeton Foreign Value VIP’s assets net of liabilities, and (b) the assumption by International VIP of all liabilities of Templeton Foreign Value VIP. Immediately following the merger, the appropriate class of Merger Shares received by Templeton Foreign Value VIP will be distributed pro-rata, on a tax-free basis for federal income tax purposes, to each of its shareholders of record.

2.	What will happen to my investment in Templeton Foreign Value VIP as a result of the merger?

Your investment in Templeton Foreign Value VIP will, in effect, be exchanged for an investment in the same share class of International VIP with an equal aggregate net asset value as of the Valuation Time (as defined below on page 23).

3.	Why have the Trustees of the Trust recommended that shareholders approve the merger?

The Trustees considered the following factors in determining to recommend that shareholders of Templeton Foreign Value VIP approve the merger:

•	That, as a part of its ongoing program to restructure its product line, Deutsche Asset Management (or “DeAM” as defined below on page 17) is exiting the proprietary variable insurance product business and therefore would like to eliminate a significant number of its subadvised portfolios and portfolios with little opportunity for growth. Accordingly, DeAM no longer wishes to manage or support Templeton Foreign Value VIP in its current form;

•	Various alternatives to the proposed merger (e.g., liquidation of Templeton Foreign Value VIP);

•	That DeAM recommended the merger of Templeton Foreign Value VIP into International VIP based on its belief that International VIP has a similar investment objective and strategy to Templeton Foreign Value VIP, relative to other DWS funds; and

3

•	That the merger would provide a continuity of investment within the DWS fund family for shareholders of Templeton Foreign Value VIP.

In addition, the Trustees noted that DeAM has agreed to cap the total operating expense ratio of the combined fund at levels that are lower than (for Class A shares) or equal to (for Class B shares) the current net expense ratios of Templeton Foreign Value VIP for at least three years following the merger. The Trustees also noted that DeAM agreed to pay all costs associated with the merger, including but not limited to transaction costs associated with the repositioning of Templeton Foreign Value VIP’s portfolio.

The Trustees of the Trust have concluded that: (1) the merger is in the best interests of Templeton Foreign Value VIP, and (2) the interests of the existing shareholders of Templeton Foreign Value VIP will not be diluted as a result of the merger. Accordingly, the Trustees of the Trust unanimously recommend approval of the Agreement (as defined below) and the merger as contemplated thereby.

4.	How do the investment goals, policies and restrictions of the two Funds compare?

Templeton Foreign Value VIP seeks long-term capital growth. Under normal market conditions, Templeton Foreign Value VIP invests mainly in the equity securities of companies located outside the US, including emerging markets. International VIP seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments (equities issued by foreign-based companies and listed on foreign exchanges). Templeton Foreign Value VIP normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located outside the US, which may include emerging markets. Although International VIP can invest in companies of any size and from any country (other than the United States), it invests mainly in common stocks of established companies in countries with developed economies. Templeton Foreign Value VIP also invests in American, European and Global Depositary Receipts. International VIP may also invest in depositary receipts. Depending on current market conditions, Templeton Foreign Value VIP generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton Foreign Value VIP may also use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. Both Funds may lend their investment securities in an amount up to 33 1/3% of their total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Please also see Part II—Investment Strategies and Risk Factors—below for a more detailed comparison of the Funds’ investment policies and restrictions.

4

The following tables set forth a summary of the composition of the investment portfolio of each Fund as of June 30, 2006, and DeAM’s estimation of the portfolio composition of International VIP assuming completion of the proposed merger.

Portfolio Composition (as a % of Fund)

(excludes cash equivalents)

Common Stocks	Templeton Foreign Value VIP	International VIP	International VIP— Estimated (assuming consummation of merger)(1)
Consumer Discretionary	15%	13%	13%
Consumer Staples	5%	6%	6%
Energy	7%	9%	9%
Financials	21%	35%	35%
Health Care	8%	7%	7%
Industrials	14%	10%	10%
Information Technology	6%	6%	6%
Materials	7%	8%	8%
Telecommunications Services	12%	3%	3%
Utilities	5%	3%	3%

	100%	100%	100%

(1)	Reflects DeAM’s estimation of the portfolio composition of International VIP subsequent to the merger, taking into account that prior to the merger, pursuant to the Agreement and Plan of Reorganization, a significant portion of the portfolio of Templeton Foreign Value VIP will be liquidated and the proceeds will be used to acquire other securities consistent with the investment objective, policies, restrictions and strategies of International VIP. There can be no assurance as to the actual portfolio composition of International VIP subsequent to the merger.

Geographical Diversification (as a % of Fund)

Country Diversification (As a % of Common Stocks)	Templeton Foreign Value VIP	International VIP	International VIP— Estimated (assuming consummation of merger)
Europe (excluding United Kingdom)	49%	49%	49%
United Kingdom	24%	17%	17%
Japan	9%	22%	22%
Pacific Basin	12%	3%	3%
Latin America	2%	4%	4%
Australia	1%	1%	1%
Other	3%	4%	4%

	100%	100%	100%

5

5.	How do the expense ratios and management fees of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may bear directly or indirectly as an investor in the Funds, the expenses that each of the Funds incurred for the year ended June 30, 2006, and the pro forma estimated expenses of International VIP assuming consummation of the merger as of that date. The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any Contract for which the Funds are investment options. These charges and fees will increase expenses.

As shown below, the merger is expected to result in a lower management fee ratio and lower (for Class A shares) or equal (for Class B shares) net expense ratios for shareholders of Templeton Foreign Value VIP. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

(as a % of average net assets)

	Management Fee		Distribution/ Service (12b-1) Fees	Other Expenses		Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimbursements		Net Annual Fund Operating Expenses (after waiver)
Templeton Foreign Value VIP
Class A	0.95		None	1.64		2.59	—	(1)	2.59	(1)
Class B	0.95		0.25	1.69		2.89	—	(1)	2.89	(1)
International VIP
Class A	0.86	(3),(4)	None	0.14	(3)	1.00	None		1.00	(2)
Class B	0.86	(3),(4)	0.25	0.29	(3)	1.40	None		1.40	(2)
International VIP (Pro forma combined)
Class A	0.86	(4)	None	0.09	(5)	0.95	None	(6)	0.95	(6)
Class B	0.86	(4)	0.25	0.24	(5)	1.35	0.01	(6)	1.34	(6),(7)

(1)	Pursuant to their respective agreements with DWS Variable Series II, DeIM, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A and Class B shares of DWS Templeton Foreign Value VIP to 1.14% and 1.34%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. There can be no guarantee that such parties will continue to limit fees or reimburse expenses following September 30, 2006.
(2)

Pursuant to their respective agreements with DWS Variable Series I, DeIM, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A and Class B shares of DWS International VIP 1.15% and 1.55%, respectively, excluding certain expenses such

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as extraordinary expenses, taxes, brokerage and interest. There can be no guarantee that such parties will continue to limit fees or reimburse expenses following September 30, 2006.
(3)	Restated on an annualized basis to reflect approved fee changes effective June 1, 2006.
(4)	Management fee includes 0.10% paid to the advisor for administrative and accounting services pursuant to an Administrative Services Agreement.
(5)	Other expenses are estimated, accounting for the effect of the merger.
(6)	If the merger is consummated, through April 30, 2010, DeIM has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses 0.96% and 1.34% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
(7)	DeIM has been notified by a Participating Insurance Company that it intends to seek a substitution order from the SEC, which would permit the Participating Insurance Company to substitute shares of certain non-DWS variable insurance product funds for shares of the Funds. There can be no assurance that the substitution order will be granted by the SEC, and if granted, there can be no assurance as to the effect, if any, on the Funds or their respective operating expense ratios. If the substitution order is granted, the substitution is effected, and the merger is consummated, DeIM has agreed contractually to waive all or a portion of its management fee and/or to reimburse or to pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expense ratios at 1.29% for Class B shares through April 30, 2010, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeAM expects the combined fund to incur in the first year following the merger.

Examples:

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples take into account any expense reduction arrangements reflected in the Annual Operating Expenses tables. The examples are hypothetical; your actual costs may be higher or lower.

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	1 Year	3 Years	5 Years	10 Years
Templeton Foreign Value VIP(1)
Class A	$262	$805	$1,375	$2,925
Class B	$292	$895	$1,523	$3,214
International VIP
Class A	$102	$318	$552	$1,225
Class B	$143	$443	$766	$1,680
International VIP (Pro forma combined)
Class A	$97	$303	$525	$1,166
Class B(2)	$136	$427	$738	$1,623

(1)	Including one year of capped expenses in each period.
(2)	Including one year of capped expenses in the “1 Year” period and three years of capped expenses in the “3 Years”, “5 Years” and “10 Years” periods.

The table immediately below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. As of June 30, 2006, International VIP and Templeton Foreign Value VIP had net assets of $641,441,608 and $16,311,382 respectively.

Templeton Foreign Value VIP(1)		International VIP (Pre- and Post-Merger)(1)
Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee
$0-$250 million	0.950%	First $500 million	0.790%
Next $250 million	0.900%	Over $500 million	0.640%
Next $500 million	0.850%
Next $1 billion	0.750%
Next $500 million	0.700%
Over $2.5 billion	0.650%

(1)	Prior to June 1, 2006, the management agreement for International VIP contemplated the provision by DeIM of both investment advisory and administrative services, and the management fee payable by International VIP compensated DeIM for both types of services. Effective June 1, 2006, International VIP’s management agreement was separated into two separate agreements with two separate fees—an amended and restated agreement for investment advisory services and a new agreement for administrative services. The management fee payable by Templeton Foreign Value VIP continues to compensate DeIM for both investment advisory and administrative services.

6.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Templeton Foreign Value VIP or the shareholders of the Fund as a direct result of the merger. As long as these Contracts qualify as annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury regulations thereunder, the merger, whether or not treated as a tax-free reorganization, will not create any tax liability for Contract Owners. For more information, please see “Information about the Proposed Merger—Federal Income Tax Consequences,” below.

7.	Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy.

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8.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other DWS funds, are identical. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to its Contracts. The shares of each Fund are purchased and redeemed at the net asset value of the Fund’s shares determined that same day or, in the case of an order not resulting automatically from Contract transactions, next determined after an order in proper form is received. An order is considered to be in proper form if it is communicated by telephone or electronically by an authorized employee of a Participating Insurance Company. No fee is charged to separate accounts as shareholders when they purchase or redeem shares of the Funds, nor will a fee be charged to separate accounts as shareholders when they purchase or redeem shares of the combined fund. Please see the Funds’ prospectuses for additional information.

9.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by separate accounts as shareholders, separate accounts as shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares of International VIP they are receiving after the merger is completed. Subsequently, affected Contract Owners will be notified of changes to their account information by their respective Participating Insurance Companies. If the proposed merger is not approved, this result will be noted in the next shareholder report of Templeton Foreign Value VIP.

10.	Will the value of my investment change?

The number of shares owned by each Participating Insurance Company will most likely change. However, the total value of your investment in International VIP will equal the total value of your investment in Templeton Foreign Value VIP as of the Valuation Time (as defined below on page 23). Even though the net asset value per share of each Fund is likely to be different, the total value of your holdings will not change as a result of the merger.

11.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the affirmative vote of the shareholders of Templeton Foreign Value VIP entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

The Trustees of the Trust believe that the proposed merger is in the best interests of Templeton Foreign Value VIP. Accordingly, the Trustees unanimously recommend that shareholders vote FOR approval of the proposed merger.

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II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of International VIP and how do they compare with those of Templeton Foreign Value VIP?

Each of International VIP and Templeton Foreign Value VIP seeks long-term capital growth as its investment objective. Both Funds’ primary investment strategies focus on international investments. Templeton Foreign Value VIP invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in foreign securities which may include emerging markets. International VIP invests primarily through diversified holdings of marketable foreign equity investments. Although International VIP can invest in companies of any size and from any country (other than the United States), it invests mainly in common stocks of established companies in countries with developed economies. The discussion below further details the investment objectives and strategies of the Funds.

Investment Objectives and Strategies.    Templeton Foreign Value VIP seeks long-term capital growth. Under normal market conditions, Templeton Foreign Value VIP invests mainly in the equity securities of companies located outside the US, including emerging markets. International VIP seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments (equities issued by foreign-based companies and listed on foreign exchanges). Although International VIP can invest in companies of any size and from any country (other than the United States), it invests mainly in common stocks of established companies in countries with developed economies.

In choosing stocks, the International VIP portfolio manager applies the analytical discipline of “bottom-up” research. The manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors. The manager may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented. The manager will normally sell a stock when the manager believes its price is unlikely to go higher, its fundamentals have deteriorated or other investments offer better opportunities. While most of International VIP’s foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts.

Templeton Foreign Value VIP normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “foreign securities” which may include emerging markets. For purposes of Templeton Foreign Value VIP’s investments, “foreign securities” means those securities issued by companies:

•	whose principal securities trading markets are outside the US; or

•	that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the US; or

•	that have a significant portion of their assets outside the US; or

•	that are linked to non-US dollar currencies; or

•	that are organized under the laws of, or with principal offices in, another country.

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Templeton Foreign Value VIP’s definition of “foreign securities” may differ from the definition of the same or similar term as used in other mutual funds. As a result, Templeton Foreign Value VIP may hold foreign securities that other funds may classify differently. An equity security, or stock, represents a proportionate share of ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. Templeton Foreign Value VIP also invests in American, European and Global Depository Receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton Foreign Value VIP, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

Depending on current market conditions, Templeton Foreign Value VIP generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

When choosing equity investments for Templeton Foreign Value VIP, the manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company’s price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

International VIP is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). International VIP may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. Templeton Foreign Value VIP may also use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. Templeton Foreign Value VIP may invest up to 5% of its total assets in options and swap agreements. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular investment or strategy.

Each Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

For temporary defensive purposes, International VIP may invest up to 100% of its assets in Canadian and US Government obligations or currencies, securities of companies incorporated in and having their principal place of business in Canada or the US or in relatively stable investments, such as money market securities. In such a case, International VIP would not be pursuing its investment objective. However, International VIP portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions. As a temporary defensive measure, Templeton Foreign Value VIP could shift up to 100% of assets into investments such as money market

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securities. This measure could prevent losses, but, while engaged in a temporary defensive position, Templeton Foreign Value VIP will not be pursuing its investment objective. However, the Templeton Foreign Value VIP managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The annualized portfolio turnover rate for International VIP, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), based on the six month period ended June 30, 2006 was 94%. The annualized portfolio turnover rate for Templeton Foreign Value VIP based on the six month period ended June 30, 2006 was 36%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund, which can adversely affect a fund’s performance.

Both Funds have elected to be classified as a diversified series of an open end investment company. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of its total assets in securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Although DeAM believes that International VIP should provide a comparable investment opportunity for shareholders of Templeton Foreign Value VIP, there are a number of significant differences in the portfolios of each Fund. Pursuant to the Agreement and Plan of Reorganization, DeAM has estimated that approximately 93% of the portfolio of Templeton Foreign Value VIP will be liquidated prior to the merger. Proceeds from the liquidation will be used to acquire securities consistent with International VIP’s investment objective, policies, restrictions and strategies.

Subject to approval of the merger by shareholders, Templeton Investment Counsel, LLC, the subadvisor to Templeton Foreign Value VIP, has informed DeIM that it intends to resign as subadvisor effective upon such shareholder approval. In such event, DeIM, as investment advisor for Templeton Foreign Value VIP, expects to be responsible for the day to day investment management of Templeton Foreign Value VIP during the period commencing immediately after the shareholder meeting at which shareholder approval is obtained and ending immediately prior to the closing of the merger, during which period the rebalancing of Templeton Foreign Value VIP will be completed.

For a more detailed description of the investment techniques used by International VIP and Templeton Foreign Value VIP, please see the applicable Fund’s prospectus and statement of additional information.

Primary Risks.    As with any mutual fund, you may lose money by investing in International VIP. Certain risks associated with an investment in International VIP are summarized below. The risks of an investment in International VIP are similar to the risks of an investment in Templeton Foreign Value VIP. More detailed descriptions of the risks associated with an investment in International VIP can be found in the current prospectus and statement of additional information for International VIP.

The value of your investment in International VIP will change with changes in the values of the investments held by International VIP. A wide array of factors can affect those values. In this summary, we describe the principal risks that may affect International VIP’s investments as a whole. International VIP could be subject to additional principal risks because the types of investments it makes can change over time.

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There are several risk factors that could hurt the performance of International VIP, cause you to lose money or cause the performance of International VIP to trail that of other investments.

Stock Market Risk.    As with most stock portfolios, an important factor with International VIP is how stock markets perform—in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments International VIP makes and International VIP may not be able to get attractive prices for them. An investment in Templeton Foreign Value VIP is also subject to this risk.

Foreign Investment Risk.    Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes. An investment in Templeton Foreign Value VIP is also subject to this risk.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies. An investment in Templeton Foreign Value VIP is also subject to this risk.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value International VIP’s foreign investments. An investment in Templeton Foreign Value VIP is also subject to this risk.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US. An investment in Templeton Foreign Value VIP is also subject to this risk.

•	Currency Risk. International VIP invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities. An investment in Templeton Foreign Value VIP is also subject to this risk.

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•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US. An investment in Templeton Foreign Value VIP is also subject to this risk.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. An investment in Templeton Foreign Value VIP is also subject to this risk.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of International VIP. In addition, special US tax considerations may apply to International VIP’s foreign investments. An investment in Templeton Foreign Value VIP is also subject to this risk.

Emerging Markets Risk.    All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative. An investment in Templeton Foreign Value VIP is also subject to this risk.

Pricing Risk.    At times, market conditions might make it hard to value some investments. For example, if International VIP has valued its securities too highly, you may end up paying too much for International VIP shares when you buy into International VIP. If International VIP underestimates their price, you may not receive the full market value for your portfolio shares when you sell. An investment in Templeton Foreign Value VIP is also subject to this risk.

Security Selection Risk.    A risk that pervades all investing is the risk that the securities in the International VIP’s investment portfolio will decline in value. An investment in Templeton Foreign Value VIP is also subject to this risk.

IPO Risk.    Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify International VIP’s performance if it has a small asset base. International VIP is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that International VIP will be able to obtain proportionately larger IPO allocations. IPO risk is not a principal investment risk of Templeton Foreign Value VIP.

Derivatives Risk.    Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that International VIP will be unable

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to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose International VIP to the effects of leverage, which could increase International VIP’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to International VIP. An investment in Templeton Foreign Value VIP is also subject to this risk.

Securities Lending Risk.    Any loss in the market price of securities loaned by International VIP that occurs during the term of the loan would be borne by International VIP and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the International VIP’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. An investment in Templeton Foreign Value VIP is also subject to this risk.

Another factor that could affect performance of each Fund is that the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters.

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any Contract for which the Funds are investment options. If it did, performance would be less than that shown. The bar charts show year-to-year changes in the performance of each Fund’s Class A shares. The table following the bar charts shows how each Fund’s performance compares to that of a broad-based market index (which, unlike a fund, does not have any fees or expenses). Because the inception date for Class B shares of International VIP was May 8, 1997. the performance figures for Class B shares of International VIP prior to their inception are based on the historical performance of the Fund’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. The performance of the Funds and the indices varies over time. Of course, a Fund’s past performance is not an indication of future performance.

Calendar Year Total Returns (%)

International VIP

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 29.06%, Q4 1999                Worst Quarter: -18.80%, Q3 2002

2006 Total Return as of June 30: 9.59%

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Templeton Foreign Value VIP

Annual Total Returns (%) as of 12/31	Class A

For the period included in the bar chart:

Best Quarter: 8.02%, Q3 2005                Worst Quarter: -2.27%, Q2 2005

2006 Total Return as of June 30: 9.69%

Average Annual Total Returns

(for periods ended 12/31/05)

	Past 1 year	Past 5 years	Past 10 years/ Since inception(1)
International VIP
Class A	16.17	-0.48	5.77
Class B	15.71	-0.69	5.53
Index 1 (Reflects no deductions for fees or expenses)	13.54	4.55	5.84

Templeton Foreign Value VIP
Class A	9.61		13.92	(1)
Class B	9.39		13.71	(1)
Index 2 (Reflects no deductions for fees or expenses)	14.47		17.70	(1)

(1)	The inception date for both Class A and Class B shares of Templeton Foreign Value VIP was 11/15/04. Index comparison begins 11/30/04.

Index 1:    The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australasia and the Far East.

Index 2:    The MSCI World ex-US Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

Total returns would have been lower if operating expenses hadn’t been reduced for both Funds. Current performance may be higher or lower than the performance data quoted above. For more recent performance information, contact your Participating Insurance Company.

III. OTHER COMPARISONS BETWEEN THE FUNDS

Advisor and Portfolio Managers.    Deutsche Investment Management Americas Inc. (“DeIM”) is the investment advisor for each Fund. Under the supervision of the

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Board of Trustees of each Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, or a subadvisor, makes each Fund’s investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DeIM, or a subadvisor, also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeIM is a part of DeAM and an indirect wholly owned subsidiary of Deutsche Bank AG. DeAM, or Deutsche Asset Management, is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

International VIP

Matthias Knerr, CFA, Director, Deutsche Asset Management, is the Portfolio Manager of International VIP. Mr. Knerr joined DeAM in 1995 and became a Portfolio Manager for International VIP in 2004. Mr. Knerr is a portfolio manager for the EAFE Equities and Global Equities team.

Templeton Foreign Value VIP

The portfolio’s subadvisor is Templeton Investment Counsel LLC, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394. Antonio Docal, CFA, is the Lead Portfolio Manager of the portfolio. Mr. Docal became a Portfolio manager for the fund in 2004, and has over 20 years of investment industry experience. As an analyst at Templeton, Mr. Docal focuses on the global chemical industry and telecommunications equipment sector.

Distribution and Service Fees.    Pursuant to separate Underwriting Agreements, DWS-Scudder Distributors, Inc. (“DWS-SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeIM, is the principal underwriter and distributor for the Class A and Class B shares of both Templeton Foreign Value VIP and International VIP. DWS-SDI acts as agent of each Fund in the continuous offer of shares to the separate accounts (or sub-accounts thereof) of Participating Insurance Companies in all states in which the Funds or their respective trusts may from time to time be registered or where permitted by applicable law. International VIP has adopted a distribution plan on behalf of its Class B shares in accordance with Rule 12b-1 under the 1940 Act that is substantially identical to the distribution plan adopted by Templeton Foreign Value VIP on behalf of its Class B shares. These plans allow the Funds to make quarterly payments at an annual rate of up to 0.25% of the average daily net assets attributable to Class B shares of each Fund to DWS-SDI as reimbursement for distribution and shareholder servicing related expenses incurred by DWS-SDI or a Participating Insurance Company. Because these fees are paid out of the applicable Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments. Rule 12b-1 plans have not been adopted for Class A shares of either Fund.

Trustees and Officers.    The Trustees of DWS Variable Series I (of which International VIP is a series) are different from those of the Trust (of which Templeton

17

Foreign Value VIP is a series). As more fully described in the statement of additional information for International VIP, which is available upon request, the following individuals comprise the Board of Trustees of DWS Variable Series I: Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Phillip Saunders, Jr., William N. Searcy, Jr., Jean Gleason Stromberg, Carl W. Vogt and Axel Schwarzer. In addition, the officers of DWS Variable Series I are different from those of the Trust.

Independent Registered Public Accounting Firms.     PricewaterhouseCoopers LLP serves as independent registered public accounting firm for International VIP. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as independent registered public accounting firm for Templeton Foreign Value VIP. Ernst & Young LLP audits and reports on the Templeton Foreign Value VIP’s annual financial statements, reviews certain regulatory reports and Templeton Foreign Value VIP’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by Templeton Foreign Value VIP.

Charter Documents.    Templeton Foreign Value VIP is a series of the Trust, a Massachusetts business trust governed by Massachusetts law. International VIP is a series of DWS Variable Series I, a Massachusetts business trust governed by Massachusetts law. Templeton Foreign Value VIP is governed by an Amended and Restated Agreement and Declaration of Trust dated April 24, 1998, as amended from time to time. International VIP is governed by an Amended and Restated Declaration of Trust dated June 27, 2006, as amended from time to time. Each charter document is referred to herein as a Declaration of Trust. These charter documents are similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund’s Declaration of Trust is provided below.

Shareholders of Templeton Foreign Value VIP and International VIP have a number of rights in common. Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the applicable Fund or class of shares on matters affecting that particular Fund or class, as determined by its Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of Trustees.

Neither the Trust nor DWS Variable Series I is required to hold annual meetings of its shareholders, but meetings of the shareholders shall be called for the purpose of electing Trustees, when required by the applicable Declaration of Trust or to comply with the 1940 Act. The shareholders of the Trust may call a shareholder meeting if the Trustees and the President of the Trust fail to call a meeting for thirty days after written application by the holders of at least 25% (or at least 10%, if the purpose of the meeting is to vote to remove a Trustee) of the outstanding shares entitled to vote at such meeting. The Trustees of DWS Variable Series I are required to call a meeting of shareholders at the written request of the holders of at least 10% of the outstanding shares entitled to vote at such meeting for the purpose of removing a Trustee.

Neither Fund’s shares have conversion, exchange, preemption or appraisal rights. Shares of each Fund are entitled to dividends (if any) as declared by the Trustees, and if a Fund were liquidated, each class of shares of that Fund would receive the net assets of the Fund attributable to said class. The Trust has the right to redeem, at the then current

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net asset value, the shares of any shareholder whose account does not exceed a minimum balance or quantity of shares as designated from time to time by the Trustees, in accordance with terms set by the Trustees. The Trustees of DWS Variable Series I may impose fees on accounts that do not exceed a minimum investment amount and may involuntarily redeem shares at the then current net asset value to pay for such fees under terms set by the Trustees. DWS Variable Series I also may involuntarily redeem shares at the then current net asset value for any other reason under terms set by the Trustees. Sale, conveyance, or transfer of the assets of Templeton Foreign Value VIP requires the affirmative vote of the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter. The Trustees of DWS Variable Series I may merge or consolidate International VIP with any other organization, or may sell, lease or exchange all or substantially all of the trust property, without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Declarations of Trust governing both DWS Variable Series I and the Trust, however, disclaim shareholder liability in connection with the applicable Fund’s property or the acts and obligations of the applicable Fund and require notice of such disclaimer to be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Moreover, each Declaration of Trust provides for indemnification out of the property of the applicable Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of said Fund, and provides that the Fund may be covered by insurance that the Trustees consider necessary or appropriate.

All consideration received by the applicable trust for the issue or sale of shares of the applicable Fund, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of said trust and belong irrevocably to said Fund for all purposes, subject only to the rights of creditors.

DWS Variable Series I (or any series thereof) may be terminated by a written instrument signed by a majority of its Trustees, or by the affirmative vote of the holders of a majority of the shares of the trust or series outstanding and entitled to vote. The Trust (or any series or class thereof) may be terminated by its Trustees without shareholder consent by written notice to shareholders, or by vote of the holders of more than 50% of the votes of the Trust or series or class entitled to vote on the matter. The Declaration of Trust governing International VIP may be amended by an instrument in writing executed by a majority of the Trustees, except for any amendment that would impair shareholder’s voting right specifically granted in the Declaration of Trust, any amendment required by law to be approved by shareholders and any amendment submitted for shareholder approval by the Trustees. If a shareholder vote is required, an amendment shall require the vote of holders at least 66 2/3% of the shares outstanding and entitled to vote, unless the action is recommended by the Board of Trustees, in which case the required vote is a majority of the outstanding voting securities. The Declaration of Trust governing International VIP may also be amended by the Trustees without shareholder consent if the Trustees deem it necessary to conform the Declaration of Trust to the requirements of applicable federal or state laws or regulations or the requirements of the Code, or to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision thereof. The Declaration of Trust governing Templeton Foreign Value VIP may be amended by the Trustees when authorized by a vote of the shareholders holding more than 50% of the shares of each series entitled to vote or, where the Trustees determine that the

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amendment will affect the holders of only certain series or classes, a vote of the holders of more than 50% of the shares entitled to vote of each affected series or class. The Declaration of Trust governing Templeton Foreign Value VIP may also be amended by the Trustees without shareholder consent if the purpose of the amendment is to change the name of the Trust or to supply any omission, cure any ambiguity, or cure, correct or supplement any provision which is deficient or inconsistent with the 1940 Act or the requirements of the Code.

The voting powers of shareholders of each Fund are substantially similar. However, only the Declaration of Trust governing Templeton Foreign Value VIP expressly provides that a majority of the outstanding securities of a series of the Trust, as defined in the 1940 Act, has the power to vote on whether the Trustees may enter into a contract with an investment advisor or manager for that series (although this is currently required by the 1940 Act for all mutual funds). Any vacancy on the Board of Trustees of DWS Variable Series I may be filled by the affirmative vote or consent of a majority of the standing Trustees, except that, when required by the 1940 Act, a Trustee will be elected by the shareholders of the trust holding a plurality of the shares voting at a meeting of shareholders. Any Trustee of DWS Variable Series I may be removed, with or without cause, by action of two-thirds of the remaining Trustees or at a meeting of shareholders by vote of two-thirds of the outstanding shares of the trust. Except as required by the 1940 Act or as described above, the Trustees of the Trust need not call meetings of the shareholders for the election or reelection of Trustees, or fill vacancies that do not cause the total number of Trustees to fall below three. Such vacancies may be filled by a majority of the standing Trustees or, if deemed appropriate by the Trustees, by a plurality of the shares voted on the matter at a meeting called for such purpose. Any Trustee of the Trust may be removed for cause by written instrument signed by a majority of the Trustees, or with or without cause by vote of or written consent (filed with the custodian of the Trust’s portfolio securities) executed by the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter.

Quorum for a shareholder meeting of DWS Variable Series I is set forth in the by-laws, which state that the presence in person or by proxy of 30% of the those shares of DWS Variable Series I that are issued and outstanding, not including those shares that have been redeemed or repurchased by the trust. Quorum for a shareholder meeting of the Trust is the presence in person or by proxy of at least 30% of all the votes entitled to be cast of each series or class entitled to vote, or, where the vote is in the aggregate and not by series or class, at least 30% of all votes entitled to be cast at the meeting, irrespective of series or class.

The foregoing is a very general summary of certain provisions of the Declarations of Trust governing Templeton Foreign Value VIP and International VIP. It is qualified in its entirety by reference to the charter documents themselves.

IV. INFORMATION ABOUT THE PROPOSED MERGER

General.    The shareholders of Templeton Foreign Value VIP are being asked to approve a merger between Templeton Foreign Value VIP and International VIP pursuant to an Agreement and Plan of Reorganization between the Funds (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

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The merger is structured as a transfer of all of the assets of Templeton Foreign Value VIP to International VIP in exchange for the assumption by International VIP of all of the liabilities of Templeton Foreign Value VIP and for the issuance and delivery to Templeton Foreign Value VIP of Merger Shares equal in aggregate value to the net value of the assets transferred to International VIP.

After receipt of the Merger Shares, Templeton Foreign Value VIP will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Templeton Foreign Value VIP, and the legal existence of Templeton Foreign Value VIP as a series of the Trust will be terminated. Each shareholder of Templeton Foreign Value VIP will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in value as of the Valuation Time (as defined below on page 23) to, the aggregate value of the shareholder’s Templeton Foreign Value VIP shares. Such shares will be held in an account with International VIP identical in all material respects to the account currently maintained by Templeton Foreign Value VIP. Each Participating Insurance Company will then allocate its Merger Shares on a pro-rata basis among the Contract Owners in its Templeton Foreign Value VIP separate account (or in sub-accounts thereof). Unless a Contract Owner instructs his or her Participating Insurance Company otherwise, amounts that would have been allocated to Templeton Foreign Value VIP under an existing Contract will, following the merger, be allocated to International VIP.

Prior to the date of the merger, Templeton Foreign Value VIP will sell any investments that are (i) prohibited by the current investment objective, policies and restrictions of International VIP and (ii) determined by the portfolio manager of International VIP in his sole discretion to be inconsistent with International VIP’s current investment strategies. In addition, prior to the merger, Templeton Foreign Value VIP will declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. Contract Owners who invest in Templeton Foreign Value VIP through a Contract will not be affected by such distributions as long as the Contracts qualify as annuity contracts under Section 72 of the Code and the Treasury regulations thereunder.

The Trustees of the Trust have voted to approve the Agreement and the proposed merger and to recommend that shareholders of Templeton Foreign Value VIP also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the shareholders of Templeton Foreign Value VIP entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

In the event that the proposed merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the Trustees of the Trust and of DWS Variable Series I may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

Background and Trustees’ Considerations Relating to the Proposed Merger.    DeAM first discussed the merger with the Trustees in December 2005 as a part of an ongoing program initiated by DeAM to restructure its mutual fund lineup. DeAM advised the Trustees that the program is intended to restructure its product line to match its

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distribution focus in the future and eliminate funds that have little opportunity for growth and that add unnecessary complexity and inefficiency to its business.

In particular, DeAM advised the Trustees that it is exiting the proprietary variable insurance products business (DeAM’s proprietary variable insurance products business involved relationships DeAM developed with select insurance companies to provide “Scudder” branded variable insurance products using certain DWS funds, including the Trust, and certain non-DWS funds as underlying investments. DeAM, or its affiliates, however, will continue to serve as the investment manager of the DWS funds that serves as underlying investments for variable insurance products.) Accordingly, DeAM would like to eliminate a significant number of the subadvised portfolios of the Trust. In addition, DeAM would like to eliminate those portfolios with little opportunity for growth. Because DeAM no longer wishes to manage or support Templeton Foreign Value VIP in its current form, DeAM proposed to the Trustees merging Templeton Foreign Value VIP into International VIP, which DeAM believes is a similar fund from an investment objective standpoint.

The Trustees conducted a thorough review of the potential implications of the merger. They were assisted in this review by their independent legal counsel. The Trustees met on several occasions to review and discuss the mergers, both among themselves and with representatives of DeAM. In the course of their review, the Trustees requested and received substantial additional information.

On May 10, 2006, the Trustees of the Trust, all of whom are not “interested persons” (as defined by the 1940 Act) (“Disinterested Trustees”), approved the terms of the merger. The Trustees have also agreed to recommend that the merger be approved by Templeton Foreign Value VIP’s shareholders.

In determining to recommend that the shareholders of Templeton Foreign Value VIP approve its merger, the Trustees considered the factors described below:

•	That DeAM is exiting the proprietary variable insurance product business and would like to eliminate a significant number of its subadvised portfolios and portfolios with little opportunity for growth, and therefore no longer wishes to manage or support Templeton Foreign Value VIP in its current form;

•	Various alternatives to the proposed merger (e.g., liquidation of Templeton Foreign Value VIP);

•	That DeAM recommended the merger based on its belief that International VIP has a similar investment objective and strategy to Templeton Foreign Value VIP, relative to other DWS funds; and

•	That the merger would provide a continuity of investment within the DWS fund family for shareholders of Templeton Foreign Value VIP.

In addition, the Trustees considered the following factors, among others, in determining to recommend that the shareholders of Templeton Foreign Value VIP approve the merger:

•	The Trustees noted that DeAM would bear all expenses associated with the merger, including but not limited to transaction costs associated with any related repositioning of Templeton Foreign Value VIP’s portfolio.

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•	The Trustees noted that the estimated operating expense ratios of the combined fund are expected to be lower than (for Class A shares) or equal to (for Class B shares) those of Templeton Foreign Value VIP. The Trustees also considered DeAM’s commitment to cap the combined fund’s operating expenses for approximately a three year period at levels that are lower than (for Class A shares) or equal to (for Class B shares) compared to Templeton Foreign Value VIP’s current operating expense ratios. The Trustees noted the possible economies of scale that might be realized by DeAM in connection with the merger.

•	The Trustees concluded that the merger would not result in the dilution of shareholder interests and that the terms and conditions were fair and reasonable and consistent with industry practice.

•	The Trustees considered that the services available to shareholders of each class of International VIP were substantially identical to those available to shareholders of the corresponding class of Templeton Foreign Value VIP.

•	That DeIM has agreed to indemnify International VIP against certain liabilities it may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in Templeton Foreign Value VIP (see Section VI) so that the likelihood that the combined fund would suffer any loss is considered by Fund management to be remote.

•	DeAM has agreed to indemnify the Trustees of the Trust against certain liabilities that the Trustees may incur by reason of having served as a Trustee of the Trust.

Based on all of the foregoing, the Trustees concluded that Templeton Foreign Value VIP’s participation in the merger would be in the best interests of Templeton Foreign Value VIP and would not dilute the interests of Templeton Foreign Value VIP’s existing shareholders. The Trustees of the Trust, all of whom are Disinterested Trustees, unanimously recommend that shareholders of the Fund approve the proposed merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that International VIP will acquire all of the assets of Templeton Foreign Value VIP solely in exchange for the assumption by International VIP of all liabilities of Templeton Foreign Value VIP and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time on such date, as may be agreed upon by the parties (the “Valuation Time”)). The Valuation Time is expected to occur during the fourth calendar quarter of 2006. The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Templeton Foreign Value VIP will transfer all of its assets to International VIP, and in exchange, International VIP will assume all liabilities of Templeton Foreign Value VIP and deliver to Templeton Foreign Value VIP a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of Templeton Foreign Value VIP attributable to shares of the corresponding class of Templeton Foreign Value VIP, less the value of the liabilities of Templeton Foreign Value VIP assumed by International VIP attributable to shares of such class of Templeton Foreign Value VIP. Immediately following the transfer of assets on the

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Exchange Date, Templeton Foreign Value VIP will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by Templeton Foreign Value VIP, with Merger Shares of each class being distributed to holders of shares of the corresponding class of Templeton Foreign Value VIP. As a result of the proposed merger, each shareholder of Templeton Foreign Value VIP will receive a number of Merger Shares of each class equal in aggregate value as of the Valuation Time to the value of Templeton Foreign Value VIP shares of the corresponding class surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of International VIP in the name of such Templeton Foreign Value VIP shareholders, each account representing the respective number of full and fractional Merger Shares of each class due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of the Trust and the Trustees of DWS Variable Series I have determined that the proposed merger is in the best interests of their respective Fund and that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of International VIP and Templeton Foreign Value VIP, (ii) by either party if the merger shall not be consummated by February 6, 2006 or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of Templeton Foreign Value VIP approve the merger, both Funds agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of Templeton Foreign Value VIP are added to the portfolio of International VIP, the resulting portfolio will meet the investment objective, policies, restrictions and strategies of International VIP. DeAM has estimated that approximately 93% of the portfolio of Templeton Foreign Value VIP, will be liquidated prior to the merger. Proceeds from the liquidation will be used to acquire securities consistent with International VIP’s investment objective, policies, restrictions and strategies.

All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), trading costs and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to separate accounts as shareholders of Templeton Foreign Value VIP in accordance with the Agreement as described above. The Merger Shares will be Class A and Class B shares of International VIP. Each class of Merger Shares has the same characteristics as shares of the corresponding class of Templeton Foreign Value VIP. Merger Shares will be treated as having been purchased on the date a separate accounts as shareholder purchased its Templeton Foreign Value VIP shares and for the price it originally paid. For more information on the characteristics of each class of Merger Shares, please see the applicable International VIP prospectus, a copy of which is included with this Prospectus/Proxy Statement.

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Under Massachusetts law, separate accounts as shareholders of International VIP could, under certain circumstances, be held personally liable for the obligations of International VIP. However, International VIP’s Declaration of Trust disclaims shareholder liability for the acts or obligations of International VIP and provides for indemnification for all losses and expenses of any shareholder held liable for the obligations of International VIP. The indemnification and reimbursement discussed in the preceding sentence is to be made only out of the assets of International VIP.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the merger, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(i)	the acquisition by International VIP of all of the assets of Templeton Foreign Value VIP solely in exchange for Merger Shares and the assumption by International VIP of all of the liabilities of Templeton Foreign Value VIP, followed by the distribution by Templeton Foreign Value VIP to separate accounts as shareholders of Merger Shares in complete liquidation of Templeton Foreign Value VIP, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Templeton Foreign Value VIP and International VIP will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	under Section 361 of the Code, Templeton Foreign Value VIP will not recognize gain or loss upon the transfer of Templeton Foreign Value VIP’s assets to International VIP in exchange for Merger Shares and the assumption of Templeton Foreign Value VIP liabilities by International VIP, and Templeton Foreign Value VIP will not recognize gain or loss upon the distribution to Templeton Foreign Value VIP’s shareholders of the Merger Shares in liquidation of Templeton Foreign Value VIP;

(iii)	under Section 354 of the Code, separate accounts as shareholders of Templeton Foreign Value VIP will not recognize gain or loss on the receipt of Merger Shares solely in exchange for Templeton Foreign Value VIP shares;

(iv)	under Section 358 of the Code, the aggregate basis of the Merger Shares received by each separate account as shareholder of Templeton Foreign Value VIP will be the same as the aggregate basis of Templeton Foreign Value VIP shares exchanged therefor;

(v)	under Section 1223(1) of the Code, the holding period of the Merger Shares received by each separate account as shareholder of Templeton Foreign Value VIP will include the holding periods of Templeton Foreign Value VIP shares exchanged therefor, provided that such separate accounts as shareholder of Templeton Foreign Value VIP held Templeton Foreign Value VIP shares at the time of the reorganization as a capital asset;

(vi)	under Section 1032 of the Code, International VIP will not recognize gain or loss upon the receipt of assets of Templeton Foreign Value VIP in exchange for Merger Shares and the assumption by International VIP of all of the liabilities of Templeton Foreign Value VIP;

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(vii)	under Section 362(b) of the Code, the basis of the assets of Templeton Foreign Value VIP transferred to International VIP in the reorganization will be the same in the hands of International VIP as the basis of such assets in the hands of Templeton Foreign Value VIP immediately prior to the transfer; and

(viii)	under Section 1223(2) of the Code, the holding periods of the assets of Templeton Foreign Value VIP transferred to International VIP in the reorganization in the hands of International VIP will include the periods during which such assets were held by Templeton Foreign Value VIP.

As long as the Contracts qualify as annuity contracts under Section 72 of the Code and Treasury regulations thereunder, the merger, whether or not treated as a tax-free reorganization for federal income tax purposes, will not create any tax liability for Contract Owners. Contract Owners who choose to redeem or exchange their investments by surrendering their Contracts or initiating a partial withdrawal, however, may be subject to taxes and a 10% tax penalty. In addition, although it is not expected to affect Contract Owners, as a result of the merger each Fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains of the combined fund.

Templeton Foreign Value VIP normally follows the practice of declaring and distributing substantially all of the net investment income and any net short-term and long-term capital gains at least annually. International VIP intends to distribute to Participating Insurance Companies its investment company taxable income and any net realized capital gains in April of each year. For both Funds, all distributions will be reinvested in shares of the same class of the applicable Fund. If the Agreement is approved by Templeton Foreign Value VIP’s shareholders, Templeton Foreign Value VIP will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the Closing (as defined in the Agreement).

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder or Contract Owner. Shareholders and Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

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Capitalization.    The following table sets forth the unaudited capitalization of each Fund as of June 30, 2006 and of International VIP on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1)

	Templeton Foreign Value VIP	International VIP	Pro Forma Adjustments	International VIP— Pro Forma Combined(1)
Net Assets
Class A Shares	$7,284,386	$599,156,772	$—	$606,441,158
Class B Shares	$9,026,996	$42,284,836	$—	$51,311,832

Total Net Assets	$16,311,382	$641,441,608	$—	$657,752,990

Shares Outstanding
Class A Shares	583,398	51,319,003	40,265	51,942,666
Class B Shares	723,568	3,625,167	50,617	4,399,352
Net Asset Value Per Share
Class A Shares	$12.49	$11.68	$—	$11.68
Class B Shares	$12.48	$11.66	$—	$11.66

(1)	Assumes the merger had been consummated on June 30, 2006, and is for information purposes only. No assurance can be given as to how many shares of International VIP will be received by the shareholders of Templeton Foreign Value VIP on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of International VIP that actually will be received on or after such date.

The Trustees of the Trust, all of whom are Disinterested Trustees, unanimously recommend approval of the merger.

V. INFORMATION ABOUT VOTING AND THE SHAREHOLDER SPECIAL MEETING

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of Templeton Foreign Value VIP with and into International VIP and the solicitation of proxies by and on behalf of the Trustees of the Trust for use at the Special Meeting of Templeton Foreign Value VIP shareholders (the “Meeting”). The Meeting is to be held October 31, 2006 at 4:00 p.m. Eastern time, at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of the Special Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy or voting instruction form are being mailed to investors on or about September 28, 2006.

As of August 3, 2006, Templeton Foreign Value VIP had the following shares outstanding:

Share Class	Number of Shares
Class A	1,381,461.49
Class B	723,077.68

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Only shareholders of record on August 3, 2006 (the “Record Date”) will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of the Trust know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the form of proxy.

Required Vote.    Proxies are being solicited from Templeton Foreign Value VIP’s shareholders by the Trust’s Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the shareholders of Templeton Foreign Value VIP entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the Meeting.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of Templeton Foreign Value VIP at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment thereof. The holders of at least 30% of the shares of Templeton Foreign Value VIP outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at the Meeting. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Templeton Foreign Value VIP as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but will have the effect of a negative vote on the proposal. Shares attributable to amounts retained by each Participating Insurance Company will be voted in the same proportion as voting instructions received from Contract Owners. Accordingly, there are not expected to be any “broker non-votes.”

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Share Ownership.    As of August 3, 2006, the officers and Trustees of the Trust and of DWS Variable Series I, each as a group, beneficially owned less than 1% of the outstanding shares of Templeton Foreign Value VIP and International VIP, respectively. To the best of the knowledge of Templeton Foreign Value VIP, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Templeton Foreign Value VIP as of such date:

Class	Shareholder Name and Address	Percentage Owned
A	State Street Bank & Trust Cust FBO SVSII SCUD GROWTH STRAT PORT Attn: Marylou McPhee North Quincy, MA 02171-2119	48.34%

A	State Street Bank & Trust Cust FBO SVSII SCUD GRWTH & INC STRAT PORT Attn: Marylou McPhee North Quincy, MA 02171-2119	28.49%

A	Deutsche Investment Management Americas Inc Attn: Enrique Cuesta New York, NY 10154-0004	18.40%

B	Deutsche Investment Management Americas Inc Attn: Enrique Cuesta New York, NY 10154-0004	35.08%

B	The Manufacturer’s Life Insurance Co. (USA) Boston, MA 02116-3787	27.36%

B	MetLife Insurance Co of CT Attn: Shareholder Accounting Dept. Hartford, CT 06199-0027	24.88%

B	MetLife Life & Annuity Co of CT Attn: Shareholder Accounting Dept. Hartford, CT 06103-3415	12.69%

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To the best of the knowledge of International VIP, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of International VIP as of August 3, 2006:

Class	Shareholder Name and Address	Percentage Owned

A	Mutual of America Saint Louis, MO 63122	24.68%

A	Zurich Destination/Farmers Fund c/o KILICO Attn: Investment Accounting LL-2W Greenville, SC 29602-9097	19.92%

A	Union Central ESP International Cincinnati, OH 45201-0179	8.24%

A	Charter Natl’ Life Ins Co-Horizon Attn: Accounting Financial Control Vernon Hills, IL 60061-1826	6.98%

A	Mutual of America New York, NY 10022-6815	6.84%

A	Allmerica Life SVSII Topeka, KS 66636-0001	6.31%

A	MetLife Inv USA Boston, MA 02116-3706	5.05%

B	The Manufacturer’s Life Insurance Co. (USA) Boston, MA 02116-3787	82.46%

B	MetLife Life & Annuity Co of CT Attn: Shareholder Accounting Dept. Hartford, CT 06103-3415	8.47%

B	MetLife Insurance Co of CT Attn: Shareholder Accounting Dept. Hartford, CT 06199-0027	7.30%

Solicitation of Proxies.    As discussed above, shares of Templeton Foreign Value VIP are offered only to Participating Insurance Companies to fund benefits under their Contracts. Therefore, shares of Templeton Foreign Value VIP are held by separate

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accounts, or sub-accounts thereof, of various Participating Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual Contract Owners or to a group (e.g., a defined benefit plan) in which Contract Owners participate. Contract Owners have the right to instruct the Participating Insurance Companies on how to vote the shares related to their interests through their Contracts (i.e., pass-through voting). A Participating Insurance Company must vote the shares of Templeton Foreign Value VIP held in its name as directed. In the absence of voting directions on any voting instruction form that is signed and returned, the Participating Insurance Company will vote the interest represented thereby in favor of the proposal. If a Participating Insurance Company does not receive voting instructions for all of the shares of Templeton Foreign Value VIP held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to the proposal, for, against, or abstaining, in the same proportion as the shares of Templeton Foreign Value VIP for which it has received instructions from Contract Owners (i.e., “echo voting”). This Prospectus/Proxy Statement is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from the Participating Insurance Companies and the actual shareholders of Templeton Foreign Value VIP. All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement.

In addition to soliciting proxies by mail, certain officers and representatives of International VIP, officers and employees of DeAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services, Inc. (“Computershare”) has been engaged as an information agent in connection with this Prospectus/Proxy Statement at an estimated cost of $3,500. No person has been engaged to assist in the solicitation of proxies.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at 1-866-390-5113. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for

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Templeton Foreign Value VIP, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Voting Instructions.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Trust at Two International Place, Boston, MA 02110 (ii) by properly executing a later-dated proxy that is received by Templeton Foreign Value VIP at or prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy. Only a shareholder may execute or revoke a proxy. Contract Owners should consult their Participating Insurance Company regarding their ability to revoke voting instructions after such instructions have been provided to the Participating Insurance Company.

Adjournment.    If sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable time after the date set for the original meeting to permit further solicitation of proxies.

VI. REGULATORY AND LITIGATION MATTERS

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“Inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS. The DWS funds’ advisors have been cooperating in connection with these Inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending Inquiries. It is not possible to determine with certainty what the outcome of these Inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach

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settlement agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General and the Illinois Secretary of State providing payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to make adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS fund have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters.    The Staff of the SEC has informed counsel for DeIM, Deutsche Asset Management, Inc. (“DAMI”) and Scudder Distributors, Inc. (“SDI”) (now known as DWS Scudder Distributors, Inc.), who in turn have informed the DWS Scudder Funds, that on August 29, 2006, the SEC approved an offer of settlement in which DeIM, DAMI and SDI would settle an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of Scudder Funds’ (now known as DWS Scudder Funds) shares during 2001-2003. DeIM, DAMI and SDI expect the settlement with the SEC to be reflected in an order of the SEC which will state, among other things, that DeIM and DAMI failed to disclose potential conflicts of

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interest to the fund Boards and to shareholders relating to SDI’s use of certain funds’ brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder fund shares. The brokerage practices which were the subject of the offer of settlement were discontinued in October, 2003.

Under the terms of the offer of settlement, in which DeIM, DAMI and SDI neither admitted nor denied any of the findings to be contained in the SEC’s order, DeIM, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlement to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement order based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the offer of settlement, DeIM, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

In addition, SDI has offered to settle with the NASD regarding its practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain Scudder funds to broker-dealers that sold shares in the Scudder funds and provided enhanced marketing and distribution for shares in the Scudder funds. In the offer, SDI consents to the imposition of a censure by the NASD. SDI expects this settlement to be announced simultaneously with the SEC’s announcement of the above-referenced settlement of an administrative proceeding regarding disclosure of brokerage allocation practices.

SDI has also offered to settle with the NASD regarding SDI’s provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI’s offer.

Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2006, by and among DWS Variable Series I (the “Acquiring Trust”), a Massachusetts business trust, on behalf of DWS International VIP (the “Acquiring Fund”), a separate series of the Acquiring Trust, and DWS Variable Series II (the “Acquired Trust,” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust, on behalf of DWS Templeton Foreign Value VIP (the “Acquired Fund,” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), a separate series of the Acquired Trust, and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser for the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is Two International Place, Boston, Massachusetts 02110. The principal place of business of the Acquired Trust is 222 South Riverside Plaza, Chicago, Illinois 60606.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A and Class B voting shares of beneficial interest (no par value) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A and Class B shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A and Class B Acquiring Fund Shares determined in the manner set forth in section 2.3; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Trust’s trustees. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2  The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid

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expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3  The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4  On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date as defined in section 3.1.

1.5  Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A and Class B Acquiring Fund Shares to be so credited to the Class A and Class B Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A and Class B shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7  Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

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1.8  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1  The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2  The net asset value of a Class A and Class B Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3  The number of Class A and Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets net of liabilities with respect to Class A and Class B shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4  All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1  The Closing of the transactions contemplated by this Agreement shall be [date], or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2  The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3  State Street Bank and Trust Company (“State Street”), as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, as custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state

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stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4  DWS Scudder Investments Service Company (“DWS-SISC”) (or its designee), as transfer agent (or subtransfer agent) for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A and Class B Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5  In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the trustees of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A and Class B shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6  The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Trust’s Board members.

4.	Representations and Warranties

4.1  The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly

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existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Amended and Restated Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Amended and Restated Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b)  The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Amended and Restated Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)  Other than as disclosed on Schedule 4.1(e), no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquired Fund’s knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund

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at and for the fiscal year ended December 31, 2005, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since December 31, 2005, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (as determined without regard to any deduction for dividends paid by the Acquired Fund) and net capital gain (as such terms are defined in the Code) that has accrued through the Closing Date;

(j)  All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DWS-SISC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any Acquired Fund shares;

(k)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to

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section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the trustees of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)  The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the “NASD”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)  The current prospectuses and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)  The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2  The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)  The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly

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existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)  The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)  Other than as disclosed on Schedule 4.2(e), no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 2005, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of

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each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since December 31, 2005, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date;

(j)  All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(k)  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(l)  At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except

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those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the trustees of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)  The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)  The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1  The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and such changes as are contemplated by the Funds’ normal operations. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and

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warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objectives, policies, restrictions and strategies, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Fund.

5.2  Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Trust’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3  The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than December 31, 2006.

5.4  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7  Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8  The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

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5.9  The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10  The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all of the liabilities of the Acquired Fund.

5.11  As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12  The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14  At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15  The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment objective, policies, restrictions or strategies of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase, consistent with the Acquiring Fund’s investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to purchase such assets with cash proceeds from the disposition of assets pursuant to the foregoing sentence prior to the Closing Date.

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6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2  The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3  The Acquired Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquiring Trust has been formed and is an existing business trust;

(b)  the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on Schedule 4.2(e), the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Trust is duly registered as an investment company with the Commission and is not subject

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to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Trusts.

6.4  The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5  The Acquiring Fund shall have entered into an expense cap agreement with DeIM limiting the expenses of the Class A and Class B shares of the Acquiring Fund to 0.96% and 1.34%, respectively or if the substitution order of a certain participating insurance company is effected, to 1.29% for Class B Shares, excluding 12b-1 fees and certain other expenses, for the period commencing on the Closing Date and ending April 30, 2010, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2  The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3  The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

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7.4  The Acquiring Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquired Trust has been formed and is an existing business trust;

(b)  the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquired Trust on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Amended and Restated Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on Schedule 4.1(e), the Acquired Fund is not subject to any litigation or other proceedings that might have a material adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Trusts.

7.5  The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired

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Fund in accordance with the provisions of the Acquired Trust’s Amended and Restated Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund

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will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of customary representations it shall reasonably request of each of the Trusts. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1  The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2  The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1  Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2  DeIM or its affiliates will bear all the expenses associated with the Reorganization, including, but not limited to, any transaction costs payable by the Acquired Fund in connection with the rebalancing of its portfolio as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

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12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before February 6, 2006, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq., or to the Acquiring Fund, Two International Place, Boston, Massachusetts, 02110-4103, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, Attention: John W. Gerstmayr, Esq. or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1  The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent

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of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4  References in this Agreement to a Trust mean and refer to the trustees of such Trust from time to time serving under its Declaration of Trust on file with the Secretary of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which it conducts its business. It is expressly agreed that the obligations of any Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of such Trust or the Funds personally, but bind only the respective property of the Acquiring Fund or Acquired Fund, as applicable, as provided in such Trust’s Declaration of Trust. Moreover, no series of a Trust other than the Fund shall be responsible for the obligations of such Trust hereunder, and all persons shall look only to the assets of the applicable Fund to satisfy the obligations of any Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Trusts’ trustees, on behalf of the Funds, and this Agreement has been signed by authorized officers of the Trusts acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the applicable Fund, as provided in such Trust’s Declaration of Trust.

15.5  Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.6  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

A-19

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	DWS VARIABLE SERIES I, on behalf of DWS International VIP

Secretary	By: Its:

Attest:	DWS VARIABLE SERIES II, on behalf of DWS Templeton Foreign Value VIP

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: Its:

A-20

EXHIBIT B

Financial Highlights

DWS International VIP

Class A

	(Unaudited) Six Months ended June 30, 2006		(Audited) Years Ended December 31,
			2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$10.85		$9.50	$8.26	$6.52	$8.05	$14.26

Income (loss) from investment operations:
Net investment income (loss)(a)	.25		.15	.09	.09	.05	.06
Net realized and unrealized gain (loss) on investment transactions	.80		1.36	1.26	1.70	(1.52)	(3.97)

Total from investment operations	1.05		1.51	1.35	1.79	(1.47)	(3.91)

Less distributions from:
Net Investment Income	(.22)		(.16)	(.11)	(.05)	(.06)	(.05)
Net realized gain on investment transactions	—		—	—	—	—	(2.25)

Total distributions	(.22)		(.16)	(.11)	(.05)	(.06)	(2.30)

Net asset value, end of period	$11.68		$10.85	$9.50	$8.26	$6.52	$8.05

Total return (%)	9.59	**	16.17	16.53	27.75	(18.37)	(30.86)

Ratios to Average Net Assets and Supplemental Data
Net assets. End of period ($ millions)	599		558	533	485	412	513
Ratio of expenses before expense reductions (%)	1.00	*	1.02	1.04	1.05	1.03	1.01 (b)
Ratio of expenses after expense reductions (%)	1.00	*	1.02	1.04	1.05	1.03	1.00 (b)
Ratio of net investment income (loss) (%)	1.61	(c)*	1.59	1.05	1.32	.73	.64
Portfolio Turnover rate (%)	94	(c)*	59	73	119	123	105

(a)	Based on average shares outstanding during the period.
(b)	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.00% and 1.00%, respectively.
(c)	The ratio for the six months ended June 30, 2006, has not been annualized since the Fund believes it would not be appropriate because the Fund’s dividend income is not earned ratably throughout the fiscal year.
*	Annualized.
**	Not annualized.

B-1

DWS International VIP

Class B

	(Unaudited) Six Months ended June 30, 2006		(Audited) Years Ended December 31,
			2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$10.82		$9.48	$8.24	$6.50	$8.03	$14.19

Income (loss) from investment operations:
Net investment income (loss)(a)	.23		.12	.06	.07	.04	.05
Net realized and unrealized gain (loss) on investment transactions	.79		1.35	1.27	1.71	(1.53)	(3.94)

Total from investment operations	1.02		1.47	1.33	1.78	(1.49)	(3.89)

Less distributions from:
Net Investment Income	(.18)		(.13)	(.09)	(.04)	(.04)	(.02)
Net realized gain on investment transactions	—		—	—	—	—	(2.25)

Total distributions	(.18)		(.13)	(.09)	(.04)	(.04)	(2.27)

Net asset value, end of period	$11.66		$10.82	$9.48	$8.24	$6.50	$8.03

Total return (%)	9.31	(c)**	15.71 (c)	16.24 (c)	27.52	(18.62)	(30.81)

Ratios to Average Net Assets and Supplemental Data
Net assets. End of period ($ millions)	42	*	40	35	24	8	3
Ratio of expenses before expense reductions (%)	1.40	*	1.41	1.38	1.32	1.28	1.26 (b)
Ratio of expenses after expense reductions (%)	1.37	*	1.37	1.35	1.32	1.28	1.25 (b)
Ratio of net investment income (loss) (%)	1.24	(d)*	1.24	.74	1.05	.48	.39
Portfolio Turnover rate (%)	94		59	73	119	123	105

(a)	Based on average shares outstanding during the period.
(b)	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.25% and 1.25%, respectively.
(c)	Total return would have been less had certain expenses not been reduced.
(d)	The ratio for the six months ended June 30, 2006, has not been annualized since the Fund believes it would not be appropriate because the Fund’s dividend income is not earned ratably throughout the fiscal year.
*	Annualized.
**	Not annualized.

B-2

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For more information please call your Fund’s information agent

Computershare Fund Services, Inc., at (866) 390-5113

Costello-INT VIP

DWS TEMPLETON FOREIGN VALUE VIP DWS VARIABLE SERIES II PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS 345 Park Avenue, 27th Floor, New York, New York 10154 4:00 pm., Eastern time, on October 31, 2006	PROXY CARD

280 Oser Avenue

Hauppauge, NY 11788-3610

The undersigned hereby appoint(s) Patricia DeFilippis, John Millette, Caroline Pearson and Phil Collora and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

Receipt of the Notice of Special Meeting and the related Proxy Statement/Prospectus is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

999 9999 9999 999

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	INT_VIP_16806 WAVE III-A

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET Log on to: https://vote.proxy-direct.com Follow the on-screen instructions available 24 hours	VOTE BY PHONE Call 1-866-241-6192 Follow the recorded instructions available 24 hours	VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope	VOTE IN PERSON Attend Shareholder Meeting 345 Park Avenue, 27th Floor New York, NY 10154 on October 31, 2006

If you vote on the Internet or by telephone, you need not return this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ■

VOTE ON PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization which contemplates the transfer of all of the assets of DWS Templeton Foreign Value VIP to DWS International VIP, in exchange for shares of DWS International VIP and the assumption by DWS International VIP of all liabilities of DWS Templeton Foreign Value VIP, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of DWS Templeton Foreign Value VIP in complete liquidation of DWS Templeton Foreign Value VIP.	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

Filed pursuant to Rule 497(b)

File no. 333-136422

Questions & Answers

DWS Legg Mason Aggressive Growth VIP,

DWS Oak Strategic Equity VIP and

DWS Janus Growth Opportunities VIP

DWS Variable Series II

Q&A

Q What is happening?

A Deutsche Asset Management (or “DeAM” as defined on page 20 in the enclosed Prospectus/Proxy Statement) has initiated a program to reorganize and merge selected funds within the DWS fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on one (or more) of three proposals below, as applicable.

Proposal	Shareholders Voting
To merge DWS Legg Mason Aggressive Growth VIP into DWS Capital Growth VIP	DWS Legg Mason Aggressive Growth VIP

To merge DWS Oak Strategic Equity VIP into DWS Capital Growth VIP	DWS Oak Strategic Equity VIP

To merge DWS Janus Growth Opportunities VIP into DWS Capital Growth VIP	DWS Janus Growth Opportunities VIP

After carefully reviewing the proposals, the Board of DWS Variable Series II, of which each of DWS Legg Mason Aggressive Growth VIP, DWS Oak Strategic Equity VIP and

Q&A continued

DWS Janus Growth Opportunities VIP (collectively, the “Acquired Funds” and each an “Acquired Fund”) is a series, has determined that each merger is in the best interests of the applicable Acquired Fund. The Board recommends that you vote for the proposal that applies to you.

Q Why has this proposal been made for my Acquired Fund?

A DeAM has advised the Board of DWS Variable Series II that, as part of its ongoing program to restructure its product line, it is exiting the proprietary variable insurance products business, (DeAM’s proprietary variable insurance products business involved relationships DeAM developed with select insurance companies to provide “Scudder” branded variable insurance products using certain DWS funds, including DWS Variable Series II, and certain non-DWS funds as underlying investments. DeAM or its affiliates, however, will continue to serve as the investment manager of the DWS Funds that serve as underlying investments for variable insurance products). Accordingly, DeAM would like to eliminate a significant number of the subadvised portfolios of DWS Variable Series II. In addition, DeAM would like to eliminate those portfolios that have little opportunity for growth. Because DeAM no longer wishes to manage or support the Acquired Funds in their current form, DeAM has proposed the merger of each Acquired Fund into DWS Capital Growth VIP, which DeAM believes is a similar fund from an investment objective standpoint.

While DeAM believes that DWS Capital Growth VIP should provide a comparable investment opportunity for shareholders of each Acquired Fund, there are a number of significant differences in the portfolios of DWS Capital Growth VIP and each Acquired Fund. DeAM has estimated that approximately 90%, 84% and 66% of the portfolios of DWS Legg Mason Aggressive Growth VIP, DWS Oak Strategic Equity VIP and DWS Janus Growth Opportunities VIP, respectively, will be liquidated and the proceeds will be reinvested in other securities so that upon the merger, each Acquired Fund’s portfolio will conform to DWS Capital Growth VIP’s investment objective, policies, restrictions and strategies. As noted below, DeAM will pay all costs associated with the merger, including but not limited to transaction costs associated with the repositioning of each Acquired Fund’s portfolio.

Q&A continued

Q Will any fund pay for the solicitation of voting instructions and legal costs associated with this solicitation?

A No. DeAM will bear these costs.

Q Will I have to pay taxes as a result of the merger of my fund?

A Each merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. However, if you choose to redeem or exchange your investment by surrendering your Contract or initiating a partial withdrawal, you may be subject to taxes and tax penalties.

Q Upon merger, how will the value of my investment change?

A The aggregate value of your investment will not change as a result of the merger. It is likely, however, that the number of shares owned by your insurance company on your behalf will change as a result of the merger because your insurance company’s shares will be exchanged at the net asset value per share of DWS Capital Growth VIP, which will probably be different from the net asset value per share of your Acquired Fund.

Q When would the mergers take place?

A If approved, each merger is expected to occur during the fourth calendar quarter of 2006. Shortly after completion of each merger, shareholders whose accounts are affected by a merger (i.e., your insurance company) will receive a confirmation statement reflecting their new account number and the number of shares of DWS Capital Growth VIP they are receiving. Subsequently, you will be notified of changes to your account information by your insurance company.

Q Are the mergers related?

A No. Each Acquired Fund’s shareholders will vote separately on the merger of their Acquired Fund into DWS Capital Growth VIP. The merger of one Acquired Fund into DWS Capital Growth VIP is not contingent upon the approval of the other Acquired Funds’ shareholders. Each merger is separate and distinct from the other.

Q&A continued

Q I am the owner of a variable life insurance policy or a variable annuity contract offered by my insurance company. I am not a shareholder of an Acquired Fund. Why am I being asked to vote on a proposal for shareholders of an Acquired Fund?

A You have previously directed your insurance company to invest certain proceeds relating to your variable life insurance policy and/or variable annuity contract (each a “Contract”) in an Acquired Fund. Although you receive gains, losses and income from this investment, your insurance company holds on your behalf any shares corresponding to your investment in the Acquired Fund. Thus, you are not the “shareholder” of the Acquired Fund; rather, your insurance company is the shareholder. However, you have the right to instruct your insurance company on how to vote the Acquired Fund shares corresponding to your investment through your Contract. It is your insurance company, as the shareholder, that will actually vote the shares corresponding to your investment (likely by executing a proxy card) once it receives instructions from its Contract owners.

The attached Prospectus/Proxy Statement is, therefore, used to solicit voting instructions from you and other owners of Contracts. All persons entitled to direct the voting of shares of an Acquired Fund, whether or not they are shareholders, are described as voting for purposes of the Prospectus/Proxy Statement. Please see page 1 of the attached Prospectus/Proxy Statement for more details.

Q How can I vote?

A You can vote in any one of three ways:

■	Through the Internet, by going to the website listed on your voting instruction form;

■	By telephone, with a toll-free call to the number listed on your voting instruction form; or

■	By mail, by sending the enclosed voting instruction form, signed and dated, in the enclosed envelope.

Q&A continued

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your voting instruction form. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, Inc., your Acquired Fund’s information agent, at 1-866-390-5113.

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DWS JANUS GROWTH OPPORTUNITIES VIP

DWS OAK STRATEGIC EQUITY VIP

DWS LEGG MASON AGGRESSIVE GROWTH VIP

A Message from the President of DWS Variable Series II

September 28, 2006

Dear Investor:

I am writing to ask you to instruct your insurance company as to how to vote on an important matter that affects your investment in DWS Janus Growth Opportunities VIP (“Janus VIP”), DWS Oak Strategic Equity VIP (“Oak VIP”) and/or DWS Legg Mason Aggressive Growth VIP (“Legg Mason VIP”), as applicable. You may provide your instructions by filling out and signing the enclosed voting instruction form, or by recording your instructions by telephone or through the Internet.

We are asking for your voting instructions on the following matter:

Proposal for Janus VIP:	Approval of a proposed merger of Janus VIP into DWS Capital Growth VIP. In this merger, your investment in Janus VIP would, in effect, be exchanged, on a tax-free basis for federal income tax purposes, for an investment in the same class of shares of DWS Capital Growth VIP with an equal aggregate net asset value.

Proposal for Oak VIP:	Approval of a proposed merger of Oak VIP into DWS Capital Growth VIP. In this merger, your investment in Oak VIP would, in effect, be exchanged, on a tax-free basis for federal income tax purposes, for an investment in the same class of shares of DWS Capital Growth VIP with an equal aggregate net asset value.

Proposal for Legg Mason VIP:	Approval of a proposed merger of Legg Mason VIP into DWS Capital Growth VIP. In this merger, your investment in Legg Mason VIP would, in effect, be exchanged, on a tax-free basis for federal income tax purposes, for an investment in the same class of shares of DWS Capital Growth VIP with an equal aggregate net asset value.

The proposed mergers are part of a program initiated by Deutsche Asset Management (or “DeAM” as defined on page 20 in the enclosed Prospectus/Proxy Statement). This program is intended to restructure DeAM’s product line to match its distribution focus in the future and to eliminate funds that have little opportunity for growth and that add unnecessary complexity and inefficiency to its business. Accordingly, DeAM would like to eliminate a significant number of the subadvised portfolios of DWS Variable Series II. In addition, DeAM would like to eliminate those portfolios with little opportunity for growth. In order to provide you with a continuity of investment within the DWS fund family, DeAM proposed to the Board merging each of Janus VIP, Oak VIP and Legg Mason VIP into DWS Capital Growth VIP, which DeAM believes is a similar fund, from an investment objective standpoint. Please note, however, that the investment strategies of each of Janus VIP, Oak VIP and Legg Mason VIP are different from those of DWS Capital Growth VIP. See “Investment Strategies and Risk Factors” in the enclosed Prospectus/Proxy Statement for more details.

In determining to recommend approval of the mergers, the Trustees of DWS Variable Series II conducted a thorough review of the potential implications of each merger, and concluded that the participation of Janus VIP, Oak VIP and Legg Mason VIP in the proposed mergers would be in the best interests of each Fund and would not dilute the interests of that Fund’s existing shareholders. If the proposed mergers are approved, the Board expects that the proposed changes will take effect during the fourth calendar quarter of 2006.

Included in this booklet is information about the upcoming shareholders’ meetings:

•	A Notice of Special Meetings of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on DWS Capital Growth VIP, the specific proposals being considered at the shareholders’ meetings and why the proposals are being made.

We need your voting instructions and urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed voting instruction form, vote by telephone or record your voting instructions through the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your voting instruction form. You may receive more than one voting instruction form. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this Prospectus/Proxy Statement aside for another day. Please don’t. Your prompt return of the enclosed voting instruction form (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., your Acquired Fund’s information agent, at 1-866-390-5113, or contact your insurance company. Thank you for your continued support of DWS Scudder.

Sincerely yours,

Michael Clark

President

DWS Variable Series II

DWS JANUS GROWTH OPPORTUNITIES VIP

DWS OAK STRATEGIC EQUITY VIP

DWS LEGG MASON AGGRESSIVE GROWTH VIP

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

This is the formal agenda for your fund’s special meeting of shareholders. It tells you what matter will be voted on and the time and place of the special meeting.

To the shareholders of DWS Janus Growth Opportunities VIP, DWS Oak Strategic Equity VIP and DWS Legg Mason Aggressive Growth VIP:

Special Meetings of Shareholders of DWS Janus Growth Opportunities VIP (“Janus VIP”), DWS Oak Strategic Equity VIP (“Oak VIP”) and DWS Legg Mason Aggressive Growth VIP (“Legg Mason VIP”) will be held October 31, 2006 at 4:00 p.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (each a “Meeting”), to consider the following:

Proposal for Janus VIP:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Janus VIP to DWS Capital Growth VIP, in exchange for shares of DWS Capital Growth VIP and the assumption by DWS Capital Growth VIP of all liabilities of Janus VIP, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Janus VIP in complete liquidation of Janus VIP.

Proposal for Oak VIP:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Oak VIP to DWS Capital Growth VIP, in exchange for shares of DWS Capital Growth VIP and the assumption by DWS Capital Growth VIP of all liabilities of Oak VIP, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Oak VIP in complete liquidation of Oak VIP.

Proposal for Legg Mason VIP:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Legg Mason VIP to DWS Capital Growth VIP, in exchange for shares of DWS Capital Growth VIP and the assumption by DWS Capital Growth VIP of all liabilities of Legg Mason VIP, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Legg Mason VIP in complete liquidation of Legg Mason VIP.

The persons named as proxies will vote in their discretion on any other business that may properly come before a Meeting or any adjournments or postponements thereof.

Holders of record of shares of Janus VIP, Oak VIP and Legg Mason VIP at the close of business on August 3, 2006 are entitled to vote at the applicable Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve a merger is not obtained at a Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

By order of the Trustees

John Millette

Secretary

September 28, 2006

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

AND VOTING INSTRUCTION FORMS

The following general rules for signing proxy cards and voting instruction forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card or voting instruction form properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card or voting instruction form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card or voting instruction form.

3. All Other Accounts: The capacity of the individual signing the proxy card or voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR OWNERS OF VARIABLE ANNUITY OR

LIFE INSURANCE CONTRACTS INVESTED IN

DWS JANUS GROWTH OPPORTUNITIES VIP,

DWS OAK STRATEGIC EQUITY VIP OR

DWS LEGG MASON AGGRESSIVE GROWTH VIP

This document contains a Prospectus/Proxy Statement and a voting instruction form. You can use your voting instruction form to tell your insurance company how to vote on your behalf on an important issue relating to your investment in DWS Janus Growth Opportunities VIP, DWS Oak Strategic Equity VIP or DWS Legg Mason Aggressive Growth VIP (each an “Acquired Fund”), as applicable. If you complete and sign the voting instruction form (or tell your insurance company by telephone or through the Internet how you want it to vote), your insurance company will vote the shares corresponding to your insurance contract exactly as you indicate. If you simply sign the voting instruction form, your insurance company will vote the shares corresponding to your insurance contract in accordance with the Trustees’ recommendation on page 27. If you do not return your voting instruction form or record your voting instructions by telephone or through the Internet, your insurance company will vote your shares in the same proportion as shares for which instructions have been received.

We urge you to review the Prospectus/Proxy Statement carefully and either fill out your voting instruction form and return it by mail or record your voting instructions by telephone or through the Internet. You may receive more than one voting instruction form since several shareholder special meetings are being held as part of the broader restructuring program of the DWS fund family. If so, please vote each one. Your prompt return of the enclosed voting instruction form (or your providing voting instructions by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like your interests to be represented and welcome your comments. Please take a few minutes to read these materials and return your voting instruction form.

If you have any questions, please call Computershare Fund Services, Inc., information agent for your Acquired Fund, at the special toll-free number we have set up for you (1-866-390-5113) or contact your insurance company.

PROSPECTUS/PROXY STATEMENT

September 28, 2006

Acquisition of the assets of:	By and in exchange for shares of:

DWS Janus Growth Opportunities VIP DWS Oak Strategic Equity VIP and/or DWS Legg Mason Aggressive Growth VIP each a series of DWS Variable Series II	DWS Capital Growth VIP a series of DWS Variable Series I

222 South Riverside Plaza Chicago, IL 60606 (800) 778-1482	Two International Place Boston, MA 02110 (800) 778-1482

This Prospectus/Proxy Statement is being furnished in connection with three proposals: (i) the proposed merger of DWS Janus Growth Opportunities VIP (“Janus VIP”) into DWS Capital Growth VIP (“Capital Growth VIP”), (ii) the proposed merger of DWS Oak Strategic Equity VIP (“Oak VIP”) into Capital Growth VIP and (iii) the proposed merger of DWS Legg Mason Aggressive Growth VIP (“Legg Mason VIP” and, together with Janus VIP and Oak VIP, the “Acquired Funds”) into Capital Growth VIP. Capital Growth VIP and the Acquired Funds are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed mergers, each Acquired Fund shareholder will receive a number of full and fractional shares of the corresponding class of Capital Growth VIP equal in value as of the Valuation Time (as defined below on page 28) to the total value of such shareholder’s Acquired Fund shares. Each Acquired Fund’s shareholders will vote separately on the merger of their Acquired Fund into Capital Growth VIP, with each merger being separate and distinct from the other. The merger of one Acquired Fund into Capital Growth VIP is not contingent upon the approval of the other Acquired Funds’ shareholders.

The following table identifies the Fund entitled to vote on each proposal:

Proposal
Fund	Approval of Proposed Merger of Janus VIP into Capital Growth VIP	Approval of Proposed Merger of Oak VIP into Capital Growth VIP	Approval of Proposed Merger of Legg Mason VIP into Capital Growth VIP
Janus VIP	✓
Oak VIP		✓
Legg Mason VIP			✓

Shares of the Acquired Funds are available exclusively as a funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of the Acquired Funds as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of the Acquired Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with the interpretations of voting requirements by the staff of the Securities

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and Exchange Commission (“SEC”), each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposed mergers. This Prospectus/Proxy Statement is, therefore, furnished to Contract Owners entitled to give voting instructions with regard to the Acquired Funds. All persons entitled to direct the voting of shares of an Acquired Fund, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement. This Prospectus/Proxy Statement, along with the Notice of Special Meetings and the proxy card or voting instruction form, is being mailed to shareholders and Contract Owners on or about September 28, 2006. It explains concisely what you should know before voting on the matter described in this Prospectus/Proxy Statement or investing in Capital Growth VIP, a diversified series of an open-end registered management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of Capital Growth VIP, dated May 1, 2006, as supplemented from time to time, relating to Class A shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of Capital Growth VIP, dated May 1, 2006, as supplemented from time to time, relating to Class B shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(iii)	the prospectus of Janus VIP, Oak VIP and Legg Mason VIP, dated May 1, 2006, as supplemented from time to time, relating to Class A shares;

(iv)	the prospectus of Janus VIP, Oak VIP and Legg Mason VIP, dated May 1, 2006, as supplemented from time to time, relating to Class B shares;

(v)	the statement of additional information of Janus VIP, Oak VIP and Legg Mason VIP, dated May 1, 2006, as supplemented from time to time, relating to Class A and Class B shares;

(vi)	the statement of additional information relating to the proposed merger, dated September 28, 2006 (the “Merger SAI”); and

(vii)	the financial statements and related report of the independent registered public accounting firm included in the Annual Report to Shareholders for the fiscal year ended December 31, 2005 and the unaudited financial statements in the Semiannual Report to Shareholders for the six month period ended June 30, 2006 for Janus VIP, Oak VIP and Legg Mason VIP.

The financial highlights for Capital Growth VIP contained in the Semiannual Report to Shareholders for the six month period ended June 30, 2006 are attached to this Prospectus/Proxy Statement as Exhibit B.

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You may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund or make inquiries by contacting your insurance company or by calling the corresponding Fund at 1-800-778-1482.

Like shares of the Acquired Funds, shares of Capital Growth VIP are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Inc., information agent for the Acquired Funds, at 1-866-390-5113, or contact your insurance company.

Capital Growth VIP is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the SEC’s public reference room at 100 F Street NE, Washington, D.C. You may call the SEC at 1-202-551-5850 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

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I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed mergers.

1.	What is being proposed?

The Trustees of DWS Variable Series II (the “Trust”), of which each Acquired Fund is a series, are recommending that shareholders approve the transactions contemplated by the Agreements and Plans of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as a merger of each Acquired Fund into Capital Growth VIP. If approved by your Acquired Fund’s shareholders, all of the assets of your Acquired Fund will be transferred to Capital Growth VIP solely in exchange for (a) the issuance and delivery to your Acquired Fund of Class A and Class B shares of Capital Growth VIP (“Merger Shares”) with a value equal to the value of your Acquired Fund’s assets net of liabilities, and (b) the assumption by Capital Growth VIP of all liabilities of your Acquired Fund. Immediately following the merger, the appropriate class of Merger Shares received by your Acquired Fund will be distributed pro-rata, on a tax-free basis for federal income tax purposes, to each of its shareholders of record.

2.	What will happen to my investment in my Acquired Fund as a result of the merger?

Your investment in your Acquired Fund will, in effect, be exchanged for an investment in the same share class of Capital Growth VIP with an equal aggregate net asset value as of the Valuation Time (as defined below on page 28).

3.	Why have the Trustees of the Trust recommended that shareholders approve the mergers?

The Trustees considered the following factors in determining to recommend that shareholders of each Acquired Fund approve its merger:

•	That, as a part of its ongoing program to restructure its product line, Deutsche Asset Management (or “DeAM” as defined below on page 20) is exiting the proprietary variable insurance product business and therefore would like to eliminate a significant number of its subadvised portfolios and portfolios with little opportunity for growth. Accordingly, DeAM no longer wishes to manage or support the Acquired Funds in their current form;

•	Various alternatives to each proposed merger (e.g., liquidation of the Acquired Fund);

•	That DeAM recommended the merger of each Acquired Fund into Capital Growth VIP based on its belief that Capital Growth VIP has an investment objective and strategy similar to the Acquired Funds, relative to other DWS funds;

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•	That the merger would provide a continuity of investment within the DWS fund family for shareholders of each Acquired Fund;

•	With respect to Oak VIP, the proposed merger would address the Fund’s long-term relative underperformance.

In addition, the Trustees noted that DeAM has agreed to cap the total operating expense ratio of the combined fund at levels that are lower than the current total operating expense ratios of each Acquired Fund for at least three years following the mergers. The Trustees also noted that DeAM agreed to pay all costs associated with the mergers, including but not limited to, transaction costs associated with the repositioning of each Acquired Fund’s portfolio.

The Trustees of the Trust have concluded that: (1) each merger is in the best interests of the applicable Acquired Fund, and (2) the interests of the existing shareholders of each Acquired Fund will not be diluted as a result of the mergers. Accordingly, the Trustees of the Trust unanimously recommend approval of each Agreement (as defined below) and the mergers as contemplated thereby.

4.	How do the investment goals, policies and restrictions of the Funds compare?

The Funds’ investment goals are similar—each Fund seeks capital growth, though Janus VIP has as a secondary investment goal the preservation of capital. Janus VIP seeks long-term growth of capital in a manner consistent with the preservation of capital. Oak VIP seeks long-term capital growth. Legg Mason VIP seeks to achieve capital appreciation. Capital Growth VIP seeks to maximize long-term capital growth through a broad and flexible investment program. All of the Funds generally buy equity securities of large companies, though the specific market capitalizations targeted and the degree to which investments are focused in U.S. companies varies by Fund, as described below. Janus VIP invests primarily in equity securities selected for their growth potential. Oak VIP normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, primarily common stocks of established U.S. companies with large market capitalizations (in excess of $5 billion). Legg Mason VIP invests primarily in common stocks of larger companies that the portfolio manager believes are experiencing or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies in the S&P 500 Index. Legg Mason VIP may also invest in small- and medium-sized companies that experience higher earnings growth rates. Capital Growth VIP normally invests at least 65% of total assets in common stocks of U.S. companies. Although Capital Growth VIP can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the Standard & Poor’s 500 Composite Stock Price Index or the Russell 1000® Growth Index. Each Fund has elected to be classified as a diversified series of an open-end management investment company. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. Please also see Part II—Investment Strategies and Risk Factors below for a more detailed comparison of each Fund’s investment policies and restrictions.

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The following two tables set forth a summary of the composition of the investment portfolio of each Fund as of June 30, 2006, and DeAM’s estimation of the portfolio composition of Capital Growth VIP assuming consummation of the proposed mergers:

Portfolio Composition (as a % of Fund)

(excludes cash equivalents)

Common Stocks	Janus VIP	Oak VIP	Legg Mason VIP	Capital Growth VIP
Consumer Discretionary	14%	4%	20%	11%
Consumer Staples	5%	—	—	13%
Energy	13%	4%	13%	16%
Financials	12%	12%	10%	8%
Health Care	19%	20%	32%	19%
Industrials	6%	9%	10%	10%
Information Technology	30%	51%	15%	22%
Materials	—	—	—	1%
Telecommunications Services	—	—	—	—
Utilities	1%	—	—	—

	100%	100%	100%	100%

Common Stocks	Capital Growth VIP Portfolio— Estimated(1) (assuming consumm- ation of Janus VIP merger)	Capital Growth VIP Portfolio— Estimated(1) (assuming consumm- ation of Oak VIP merger)	Capital Growth VIP Portfolio— Estimated(1) (assuming consumm- ation of Legg Mason VIP merger)	Capital Growth VIP Portfolio— Estimated(1) (assuming consumm- ation of Janus VIP and Oak VIP mergers)	Capital Growth VIP Portfolio— Estimated(1) (assuming consumm- ation of Janus VIP and Legg Mason VIP mergers)	Capital Growth VIP Portfolio— Estimated(1) (assuming consumm- ation of Oak VIP and Legg Mason VIP mergers)	Capital Growth VIP Portfolio— Estimated(1) (assuming consumm- ation of all mergers)
Consumer Discretionary	11%	11%	11%	11%	11%	11%	11%
Consumer Staples	13%	13%	13%	13%	13%	13%	13%
Energy	16%	16%	16%	16%	16%	16%	16%
Financials	8%	8%	8%	8%	8%	8%	8%
Health Care	19%	19%	19%	19%	19%	19%	19%
Industrials	10%	10%	10%	10%	10%	10%	10%
Information Technology	22%	22%	22%	22%	22%	22%	22%
Materials	—	—	—	—	—	—	—
Telecommunications Services	—	—	—	—	—	—	—
Utilities	—	—	—	—	—	—	—

	100%	100%	100%	100%	100%	100%	100%

(1)	Reflects DeAM’s estimation of the portfolio composition of Capital Growth VIP subsequent to the mergers, taking into account that prior to the merger, pursuant to each Agreement and Plan of Reorganization, a significant portion of the portfolio of each Acquired Fund will be liquidated and the proceeds will be used to acquire other securities consistent with the investment objective, policies, restrictions and strategies of Capital Growth VIP. There can be no assurance as to the actual portfolio composition of Capital Growth VIP subsequent to the mergers.

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5.	How do the expense ratios and management fees of the Funds compare, and what are they estimated to be following the mergers?

The following tables summarize the fees and expenses you may bear directly or indirectly as an investor in the Funds, the expenses that each of the Funds incurred for the year ended June 30, 2006, and the pro forma estimated expenses of Capital Growth VIP assuming consummation of the mergers as of that date. The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any Contract for which the Funds are investment options. These charges and fees will increase expenses.

As shown below, the mergers are expected to result in a lower management fee ratio and lower total expense ratios for shareholders of each Acquired Fund. However, there can be no assurance that the mergers will result in expense savings.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

(as a % of average net assets)

	Management Fee		Distribution/ Service (12b-1) Fees	Other Expenses		Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimbursements		Net Annual Fund Operating Expenses (after waiver)
Janus VIP
Class A	0.75%		None	0.11%		0.86%	—		0.86%
Class B	0.75%		0.25%	0.24%		1.24%	—		1.24%
Oak VIP
Class A	0.75	%(1)	None	0.19%		0.94%	—		0.94%
Class B	0.75	%(1)	0.25%	0.32%		1.32%	—	(4)	1.32%
Legg Mason VIP
Class A	0.80%		None	0.48%		1.28%	—	(5)	1.28%
Class B	0.80%		0.25%	0.61%		1.66%	—	(5)	1.66%
Capital Growth VIP
Class A	0.47	%(2),(3)	None	0.03	%(2)	0.50%	0.01	%(6)	0.49%
Class B	0.47	%(2),(3)	0.25%	0.16	%(2)	0.88%	0.02	%(6)	0.86%
Capital Growth VIP (pro forma combined, assuming consummation of Janus VIP merger)
Class A	0.47	%(2),(3)	None	0.03	%(7)	0.50%	0.01	%(8)	0.49%
Class B	0.47	%(2),(3)	0.25%	0.16	%(7)	0.88%	0.02	%(8),(9)	0.86%
Capital Growth VIP (pro forma combined, assuming consummation of Oak VIP merger)
Class A	0.47	%(2),(3)	None	0.03	%(7)	0.50%	0.01	%(8)	0.49%
Class B	0.47	%(2),(3)	0.25%	0.16	%(7)	0.88%	0.02	%(8),(9)	0.86%
Capital Growth VIP (pro forma combined, assuming consummation of Legg Mason VIP merger)
Class A	0.47	%(2),(3)	None	0.03	%(7)	0.50%	0.01	%(8)	0.49%
Class B	0.47	%(2),(3)	0.25%	0.16	%(7)	0.88%	0.02	%(8),(9)	0.86%

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	Management Fee		Distribution/ Service (12b-1) Fees	Other Expenses		Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimbursements		Net Annual Fund Operating Expenses (after waiver)
Capital Growth VIP (pro forma combined, assuming consummation of Janus VIP and Oak VIP mergers)
Class A	0.47	%(2),(3)	None	0.03	%(7)	0.50%	0.01	%(8)	0.49%
Class B	0.47	%(2),(3)	0.25%	0.16	%(7)	0.88%	0.02	%(8),(9)	0.86%
Capital Growth VIP (pro forma combined, assuming consummation of Janus VIP and Legg Mason VIP mergers)
Class A	0.47	%(2),(3)	None	0.03	%(7)	0.50%	0.01	%(8)	0.49%
Class B	0.47	%(2),(3)	0.25%	0.16	%(7)	0.88%	0.02	%(8),(9)	0.86%
Capital Growth VIP (pro forma combined, assuming consummation of Oak VIP and Legg Mason VIP mergers)
Class A	0.47	%(2),(3)	None	0.03	%(7)	0.50%	0.01	%(8)	0.49%
Class B	0.47	%(2),(3)	0.25%	0.16	%(7)	0.88%	0.02	%(8),(9)	0.86%
Capital Growth VIP (pro forma combined, assuming consummation of all mergers)
Class A	0.47	%(2),(3)	None	0.03	%(7)	0.50%	0.01	%(8)	0.49%
Class B	0.47	%(2),(3)	0.25%	0.16	%(7)	0.88%	0.02	%(8),(9)	0.86%

(1)	Restated to reflect the new management fee schedule effective October 1, 2005.
(2)	Restated on an annualized basis to reflect approved fee changes effective June 1, 2006.
(3)	Management fee includes 0.10% paid to DeIM for administrative and accounting services pursuant to an Administrative Services Agreement.
(4)	Pursuant to their respective arrangements with the Trust, DeIM, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Oak VIP to 1.301%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. There can be no guarantee that such parties will continue to limit fees or reimburse expenses following September 30, 2006.
(5)	Pursuant to their respective arrangements with the Trust, DeIM, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A and Class B shares of Legg Mason VIP to 0.908% and 1.308%, respectively. There can be no guarantee that such parties will continue to limit fees or reimburse expenses following September 30, 2006.
(6)	Pursuant to their respective agreements with DWS Variable Series I, DeIM, the underwriter and the accounting agent have agreed, through April 30, 2008, to limit their respective fees and to reimburse other expenses to the extent necessary to limit the total operating expenses of Class A and Class B shares of Capital Growth VIP to 0.49% and 0.86%, respectively.
(7)	Other expenses are estimated, accounting for the effect of the Merger.
(8)

If the merger is consummated, then through April 30, 2010, DeIM has agreed contractually to waive all or a portion of its management fee and/or to reimburse or to pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating

8

expenses at 0.49% and 0.86% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
(9)	DeIM has been notified by a Participating Insurance Company that it intends to seek a substitution order from the SEC, which would permit the Participating Insurance Company to substitute shares of certain non-DWS variable insurance product funds for shares of the Funds. There can be no assurance that the substitution order will be granted by the SEC, and if granted, there can be no assurance as to the effect, if any, on the Funds or their respective operating expense ratios. If the substitution order is granted, the substitution is effected and the merger is consummated, DeIM has agreed contractually to waive all or a portion of its management fee and/or to reimburse or to pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expense ratio at 0.82% for Class B shares through April 30, 2010, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeAM expects the combined fund to incur in the first year following the mergers.

Examples:

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples take into account any expense reduction arrangements reflected in the Annual Operating Expenses tables. The examples are hypothetical; your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Janus VIP
Class A	$88	$274	$477	$1,061
Class B	$126	$393	$681	$1,500
Oak VIP
Class A	$96	$300	$520	$1,155
Class B	$134	$418	$723	$1,590
Legg Mason VIP
Class A	$130	$406	$702	$1,545
Class B	$169	$523	$902	$1,965
Capital Growth VIP
Class A(1)	$50	$159	$279	$627
Class B(1)	$88	$279	$486	$1,083
Capital Growth VIP (Pro forma combined, assuming consummation of Janus VIP merger)
Class A(2)	$50	$159	$279	$627
Class B(2)	$88	$279	$486	$1,083

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	1 Year	3 Years	5 Years	10 Years
Capital Growth VIP (Pro forma combined, assuming consummation of Oak VIP merger)
Class A(2)	$50	$159	$279	$627
Class B(2)	$88	$279	$486	$1,083
Capital Growth VIP (Pro forma combined, assuming consummation of Legg Mason VIP merger)
Class A(2)	$50	$159	$279	$627
Class B(2)	$88	$279	$486	$1,083
Capital Growth VIP (Pro forma combined, assuming consummation of Janus VIP and Oak VIP mergers)
Class A(2)	$50	$159	$279	$627
Class B(2)	$88	$279	$486	$1,083
Capital Growth VIP (Pro forma combined, assuming consummation of Janus VIP and Legg Mason VIP mergers)
Class A(2)	$50	$159	$279	$627
Class B(2)	$88	$279	$486	$1,083
Capital Growth VIP (Pro forma combined, assuming consummation of Oak VIP and Legg Mason VIP mergers)
Class A(2)	$50	$159	$279	$627
Class B(2)	$88	$279	$486	$1,083
Capital Growth VIP (Pro forma combined, assuming consummation of all mergers)
Class A(2)	$50	$159	$279	$627
Class B(2)	$88	$279	$486	$1,083

(1)	Includes one year of capped expenses in each period.
(2)	Includes one year of capped expenses in the “1 Year” period and three years of capped expenses in each of the “3 Years,” “5 Years” and “10 Years” periods.

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The table below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. As of June 30, 2006, Capital Growth VIP, Janus VIP, Oak VIP and Legg Mason VIP had net assets of $1,004,599,893, $137,499,452, $63,825,809 and $52,244,784, respectively.

Janus VIP(1)		Oak VIP(1)		Legg Mason VIP(1)		Capital Growth VIP Pre- and Post-Merger(1)
Average Daily Net Assets	Manage- ment Fee	Average Daily Net Assets	Manage- ment Fee	Average Daily Net Assets	Manage- ment Fee	Average Daily Net Assets	Manage- ment Fee
$0-$250 million	0.750%	$0-$250 million	0.750%	$0-$250 million	0.800%	$0-$250 million	0.390%
$250 million-$1 billion	0.725%	$250-$500 million	0.735%	$250-$750 million	0.775%	$250 million- $1 billion	0.365%
$1 billion- $2.5 billion	0.700%	$500 million-$1 billion	0.720%	$750 million-$1.5 billion	0.750%	Over $1 billion	0.340%
Over $2.5 billion	0.675%	Over $1 billion	0.705%	Over $1.5 billion	0.725%

(1)	Prior to June 1, 2006, the management agreement for Capital Growth VIP contemplated the provision by Deutsche Investment Management Americas Inc. (“DeIM”) of both investment advisory and administrative services, and the management fee payable by Capital Growth VIP compensated DeIM for both types of services. Effective June 1, 2006, Capital Growth VIP’s management agreement was separated into two separate agreements with two separate fees — an amended and restated agreement for investment advisory services and a new agreement for administrative services. The management fee payable by each of Janus VIP, Oak VIP and Legg Mason VIP continues to compensate DeIM for both investment advisory and administrative services.

6.	What are the federal income tax consequences of the proposed mergers?

For federal income tax purposes, no gain or loss is expected to be recognized by an Acquired Fund or the separate accounts as shareholders of an Acquired Fund as a direct result of its merger. As long as these Contracts qualify as annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury regulations thereunder, the mergers, whether or not treated as tax-free reorganizations, will not create any tax liability for Contract Owners. For more information, please see “Information about the Proposed Mergers—Federal Income Tax Consequences,” below.

7.	Will my dividends be affected by the mergers?

The mergers will not result in a change in dividend policy.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other DWS funds, are identical. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to their Contracts. The shares of each Fund are purchased and redeemed at the net asset value of the Fund’s shares determined that same day or, in the case of an order not resulting automatically from Contract transactions, next determined after an order in proper form is received. No fee is charged to separate accounts as shareholders when

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they purchase or redeem shares of the Funds, nor will a fee be charged to separate accounts as shareholders when they purchase or redeem shares of the combined fund. Please see the Funds’ prospectuses for additional information.

9.	How will I be notified of the outcome of the merger of my Acquired Fund?

If the proposed merger of your Acquired Fund is approved by separate accounts as shareholders, separate accounts as shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares of Capital Growth VIP they are receiving after the merger is completed. Subsequently, affected Contract Owners will be notified of changes to their account information by their respective Participating Insurance Companies. If the proposed merger of your Acquired Fund is not approved, this result will be noted in the next shareholder report of your Acquired Fund.

10.	Will the value of my investment change?

The number of shares owned by each Participating Insurance Company will most likely change. However, the total value of your investment in Capital Growth VIP will equal the total value of your investment in your Acquired Fund at the Valuation Time (as defined below on page 28). Even though the net asset value per share of each Fund is likely to be different, the total value of your holdings will not change as a result of the mergers.

11.	What percentage of shareholders’ votes is required to approve each merger?

Approval of each merger will require the affirmative vote of the shareholders of the applicable Acquired Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

The Trustees of the Trust believe that the proposed mergers are in the best interests of each Acquired Fund. Accordingly, the Trustees unanimously recommend that shareholders vote FOR approval of the proposed mergers.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of Capital Growth VIP and how do they compare with those of the Acquired Funds?

Investment Objectives and Strategies.    Janus VIP seeks long-term growth of capital in a manner consistent with the preservation of capital. Oak VIP seeks long-term capital growth. Legg Mason VIP seeks to achieve capital appreciation. Capital Growth VIP seeks to maximize long-term capital growth through a broad and flexible investment program. All of the Funds generally buy equity securities of large U.S. companies. Janus VIP invests primarily in equity securities selected for their growth potential although it may invest in debt securities, index/structured and high yield/high-risk bonds (less than 35% of total assets). Oak VIP normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, primarily common stocks of established U.S. companies with large market capitalizations (in

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excess of $5 billion). Legg Mason VIP invests primarily in common stocks of larger companies that the portfolio manager believes are experiencing or will experience growth in earnings that exceeds the average rate of earnings growth of the companies in the S&P 500 Index. Legg Mason VIP may also invest in small- and medium-sized companies that experience higher earnings growth rates. Capital Growth VIP normally invests at least 65% of total assets in common stocks of U.S. companies. Although Capital Growth VIP can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the Standard & Poor’s 500 Composite Stock Price Index or the Russell 1000® Growth Index. Each Fund has elected to be classified as a diversified series of an open-end management investment company. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

In choosing stocks, the portfolio managers of Capital Growth VIP look for individual companies that have the potential to display above-average earnings growth compared to other growth companies and that have strong product lines, effective management and leadership positions or potential to become leaders within core markets. The managers also analyze each company’s valuation, financial position and other factors. The managers will normally sell a stock when they believe its potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio’s emphasis on a given industry.

In managing Janus VIP, the portfolio manager uses a bottom-up method of analysis based on fundamental research to determine which common stocks to purchase. In other words, he evaluates companies’ earnings growth potential one at a time. The portfolio manager makes this assessment regardless of size, country of organization, place of principal business activity or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the portfolio.

The portfolio manager’s investment process for Oak VIP begins with a top-down analysis of industry sectors. The portfolio manager determines which industry sectors he believes have the best potential for long-term growth based on an overall analysis of the economy and interest rate trends. The portfolio manager then focuses on the key performers in those areas based on a highly qualitative, subjective analysis of individual companies’ fundamental values, such as earnings growth potential and the quality of corporate management. The portfolio manager buys and holds companies for the long-term and seeks to keep portfolio turnover to a minimum.

For Legg Mason VIP, the portfolio manager emphasizes individual security selection and diversifies the portfolio’s investments across industries to help reduce risk. The portfolio manager focuses primarily, but not exclusively, on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving significant profit gains beginning two to three years after the portfolio acquires their stock. When evaluating an individual stock, the portfolio manager considers whether the company may benefit from:

•	New technologies, products or services;

•	New cost-reducing measures;

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•	Changes in management;

•	Favorable changes in government regulations.

Each Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Each Fund may use derivatives in circumstances when its portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. Each Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Each Fund’s Board could change the Fund’s investment objective without seeking shareholder approval, although major changes tend to be infrequent. With respect to Oak VIP, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to Oak VIP’s investment policy to invest at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities.

The annualized portfolio turnover rate for Capital Growth VIP, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), based on the six month period ended June 30, 2006 was 15%. The annualized portfolio turnover rate for Janus VIP based on the six month period ended June 30, 2006 was 70%. The annualized portfolio turnover rate for Oak VIP based on the six month period ended June 30, 2006 was 11%. The annualized portfolio turnover rate for Legg Mason VIP based on the six month period ended June 30, 2006 was 9%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund, which can adversely affect fund performance.

Although DeAM believes that Capital Growth VIP should provide a comparable investment opportunity for shareholders of each Acquired Fund, there are a number of significant differences in the portfolios of each Acquired Fund and Capital Growth VIP. Pursuant to each Agreement, DeAM has estimated that approximately 66%, 84% and 90% of the portfolios of Janus VIP, Oak VIP and Legg Mason VIP, respectively, will be liquidated prior to each merger. Proceeds from the liquidation will be used to acquire securities consistent with Capital Growth VIP’s investment objective, policies, restrictions and strategies.

Subject to approval of the merger by shareholders, Salomon Brothers Asset Management Inc., the subadvisor to Legg Mason VIP, has informed DeIM that it intends to resign as subadvisor effective upon such shareholder approval. In such event, DeIM, as investment advisor for Legg Mason VIP, expects to be responsible for the day to day investment management of Legg Mason VIP during the period commencing immediately after the shareholder meeting at which shareholder approval is obtained and ending immediately prior to the closing of the merger, during which period the rebalancing of the Legg Mason VIP will be completed.

Subject to approval of the merger by shareholders, DeIM, and not Janus Capital Management LLC or Oak Associates, Ltd., the subadvisors to Janus VIP and Oak VIP, respectively, expects to direct and be responsible for all sales and purchases of assets

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made during the period commencing immediately after the shareholder meeting at which shareholder approval is obtained and ending immediately prior to the closing of the merger, during which period the rebalancing of Janus VIP and Oak VIP will be completed.

For a more detailed description of the investment techniques used by Capital Growth VIP, Janus VIP, Oak VIP or Legg Mason VIP, please see the applicable Fund’s prospectus and statement of additional information.

Primary Risks.    As with any mutual fund, you may lose money by investing in Capital Growth VIP. Certain risks associated with an investment in Capital Growth VIP are summarized below. The risks of an investment in Capital Growth VIP are similar to the risks of an investment in an Acquired Fund. More detailed descriptions of the risks associated with an investment in Capital Growth VIP can be found in the current prospectus and statement of additional information for Capital Growth VIP.

The value of your investment in Capital Growth VIP will change with changes in the values of the investments held by Capital Growth VIP. A wide array of factors can affect those values. In this summary, we describe the principal risks that may affect Capital Growth VIP’s investments as a whole. Capital Growth VIP could be subject to additional principal risks because the types of investments it makes can change over time.

There are several risk factors that could hurt the performance of Capital Growth VIP, cause you to lose money or cause the performance of Capital Growth VIP to trail that of other investments.

Stock Market Risk.    As with most stock funds, an important factor with Capital Growth VIP is how stock markets perform—in this case, the growth portion of the U.S. stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments that Capital Growth VIP makes and it may not be able to get attractive prices for them. An investment in an Acquired Fund is also subject to this risk.

Industry Risk.    While Capital Growth VIP does not concentrate in any industry, to the extent that it has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of its portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence. An investment in an Acquired Fund is also subject to this risk.

Security Selection Risk.    A risk that pervades all investing is the risk that the securities in Capital Growth VIP’s investment portfolio will decline in value. An investment in an Acquired Fund is also subject to this risk.

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Growth Investing Risk.    Since growth companies usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors tend to buy these stocks because of their potential for superior earnings growth. Growth stocks also may be out of favor for certain periods in relation to value stocks. An investment in an Acquired Fund is also subject to this risk.

IPO Risk.    Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the performance of Capital Growth VIP if it has a small asset base. Capital Growth VIP is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that Capital Growth VIP will be able to obtain proportionately larger IPO allocations. An investment in an Acquired Fund is also subject to this risk.

Derivatives Risk.    Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that Capital Growth VIP will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose Capital Growth VIP to the effects of leverage, which could increase its exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to Capital Growth VIP. An investment in an Acquired Fund is also subject to this risk.

Securities Lending Risk.    Any loss in the market price of securities loaned by Capital Growth VIP that occurs during the term of the loan would be borne by Capital Growth VIP and would adversely affect Capital Growth VIP’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by Capital Growth VIP’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. An investment in an Acquired Fund is also subject to this risk.

Pricing Risk.    At times, market conditions might make it hard to value some investments. For example, if Capital Growth VIP has valued its securities too highly, you may end up paying too much for Capital Growth VIP shares when you buy into Capital Growth VIP. If Capital Growth VIP underestimates their price, you may not receive the full market value for your shares when you sell. An investment in an Acquired Fund is also subject to this risk.

Another factor that could affect performance is that the managers could be incorrect in their analysis of companies, sectors, economic trends, the relative attractiveness of different securities or other matters. An investment in an Acquired Fund is also subject to this risk.

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Performance Information.    The following information provides some indication of the risks of investing in the Funds. The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any Contract for which the Funds are investment options. If it did, performance would be less than that shown. The bar charts show year-to-year changes in the performance of each Fund’s Class A shares. The table following the bar charts shows how each Fund’s performance compares to that of one or more broad-based market indices (which, unlike a fund, do not have any fees or expenses). Because the inception date for Class B shares of Capital Growth VIP was May 12, 1997, the performance figures for Class B shares of Capital Growth VIP prior to their inception are based on the historical performance of the Fund’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Oak VIP commenced operations on May 1, 2001 and began offering Class B shares on July 1, 2002. Janus VIP commenced operations on October 29, 1999 and began offering Class B shares on July 1, 2002. Legg Mason VIP commenced operations on May 1, 2001 and began offering Class B shares on July 1, 2002. Performance figures for Class B shares of each Acquired Fund prior to their inception each are based on the historical performance of each respective Fund’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of the Class B shares offered by each Fund. The performance of the Funds and the indices varies over time. Of course, a Fund’s past performance is not an indication of future performance.

Calendar Year Total Returns (%)

Capital Growth VIP

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 25.80%, Q4 1998                Worst Quarter: -19.94%, Q3 2001

Total return for the six month period ended June 30, 2006: -0.69%

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Janus VIP

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 14.89%, Q4 2001                Worst Quarter: -25.46%, Q3 2001

Total return for the six month period ended June 30, 2006: -4.98%

Oak VIP

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 20.09%, Q2 2003                Worst Quarter: -27.69%, Q2 2002

Total return for the six month period ended June 30, 2006: -7.20%

Legg Mason VIP

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 16.28%, Q2 2003                Worst Quarter: -20.45%, Q2 2002

Total return for the six month period ended June 30, 2006: 0.91%

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Average Annual Total Returns

(for periods ended 12/31/05)

	Past 1 Year	Past 5 Years	Past 10 Years/ Since Inception
Capital Growth VIP
Class A	8.96%	-3.14%	7.64%
Class B	8.51%	-3.47%	7.32%
Index 1 (Reflects no deductions for fees or expenses)	5.26%	-3.58%	6.73%
Index 2 (Reflects no deductions for fees or expenses)	4.91%	0.54%	9.07%

Janus VIP
Class A	7.67%	-4.05%	-2.81	%(1)
Class B	7.12%	-4.40%	-3.14	%(1)
Index 1 (Reflects no deductions for fees or expenses)	5.26%	-3.58%	-4.52	%(1)

Oak VIP
Class A	-4.01%	—	-8.31	%(2)
Class B	-4.50%	—	-8.64	%(2)
Index 1 (Reflects no deductions for fees or expenses)	5.26%	—	-1.43	%(2)

Legg Mason VIP
Class A	13.54%	—	1.01	%(3)
Class B	13.22%	—	0.69	%(3)
Index 3 (Reflects no deductions for fees or expenses)	5.17%	—	-1.06	%(3)

(1)	Janus VIP commenced operations on October 29, 1999. Index returns begin on October 31, 1999.
(2)	Oak VIP commenced operations on May 1, 2001. Index returns begin April 30, 2001.
(3)	Legg Mason VIP commenced operations on May 1, 2001. Index returns begin April 30, 2001.

Index 1:    The Russell 1000® Growth Index is an unmanaged capitalization-weighted index containing those securities in the Russell 1000® Index with higher price-to-book ratios and higher forecasted-growth values.

Index 2:    The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 3:    The Russell 3000 Growth Index is a capitalization-weighted index containing the growth stocks in the Russell 3000 Index.

Total returns would have been lower for Class A and B shares of Capital Growth VIP, Oak VIP and Legg Mason VIP and Class B shares of Janus VIP if operating expenses had not been reduced with respect to each of these share classes.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, contact your Participating Insurance Company.

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III. OTHER COMPARISONS BETWEEN THE FUNDS

Advisor and Portfolio Managers.    Deutsche Investment Management Americas Inc. (“DeIM”) is the investment advisor for each Fund. Under the supervision of the Board of Trustees of each Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, or a subadvisor, makes each Fund’s investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DeIM, or a subadvisor, also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeIM is a part of DeAM and an indirect wholly owned subsidiary of Deutsche Bank AG. DeAM, or Deutsche Asset Management, is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Capital Growth VIP

Capital Growth VIP is managed by a team of investment management professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio’s investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Julie M. Van Cleave, CFA, Managing Director of DeAM, is Lead Portfolio Manager for Capital Growth VIP. Ms. Van Cleave joined DeAM and became a Portfolio Manager of Capital Growth VIP in 2002. She also heads the Large Cap Growth Portfolio Selection Team. Her previous experience includes eighteen years of investment industry experience at Mason Street Advisors, most recently serving as Managing Director and team leader for the large cap investment team. Ms. Van Cleave earned her BBA and MBA from the University of Wisconsin at Madison.

Jack A. Zehner, Director of DeAM, is a Portfolio Manager for Capital Growth VIP. Mr. Zehner joined DeAM and became a Portfolio Manager of Capital Growth VIP in 2002. His previous experience includes eight years of investment industry experience at Mason Street Advisors where he served most recently as Director—Common Stock. Mr. Zehner earned is BBA from the University of Wisconsin at Madison and his MBA at Marquette University.

Thomas J. Schmid, CFA, Director of DeAM, is a Portfolio Manager for Capital Growth VIP. Mr. Schmid joined DeAM and became a Portfolio Manager of these Funds

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in 2002. His previous experience includes fifteen years of investment industry experience, most recently as Director—Common Stock at Mason Street Advisors. Mr. Schmid earned his BBA from the University of Wisconsin at Madison and MBA at University of Chicago.

Janus VIP

Janus Capital Management LLC (“Janus Capital”) (formerly, Janus Capital Corporation), 151 Detroit Street, Denver, Colorado 80206, is the subadvisor for Janus VIP. Janus Capital has served as subadvisor to the portfolio since its inception on October 29, 1999. Under the terms of a subadvisory agreement with DeIM, Janus Capital manages the investment and reinvestment of Janus VIP’s assets and will provide such investment advice, research and assistance as DeIM may from time to time reasonably request. DeIM pays Janus Capital for its services a subadvisory fee, payable monthly, according to a schedule of annual rates.

Marc Pinto is the portfolio manager. Mr. Pinto joined Janus Capital in 1994 and has managed the portfolio since its inception.

Oak VIP

Oak Associates, Ltd. (“Oak Associates”), 3875 Embassy Parkway, Suite 250, Akron, OH 44333, is the subadvisor for Oak VIP. Oak Associates has served as subadvisor to the portfolio since its inception on May 1, 2001. Under the terms of a subadvisory agreement with DeIM, Oak Associates manages the investment and reinvestment of Oak Associates’ assets and will provide such investment advice, research and assistance as DeIM may from time to time reasonably request. DeIM pays Oak Associates for its services a subadvisory fee, payable monthly, according to a flat annual rate.

James D. Oelschlager is the portfolio manager. Mr. Oelschlager joined Oak Associates in 1985 and has managed the portfolio since its inception.

Legg Mason VIP

Salomon Brothers Asset Management Inc (“SBAM”) acts as subadvisor to Legg Mason VIP. SBAM, located at 399 Park Avenue, New York, New York 10022, was established in 1987, and together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment services to individual and institutional clients throughout the world. It is a wholly owned subsidiary of Legg Mason, Inc. Legg Mason, Inc., located at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. DeIM pays a fee to SBAM for acting as subadvisor to Legg Mason VIP.

Richard Freeman is the portfolio manager. Mr. Freeman has more than 28 years of investment industry experience, 20 years of which have been with SBAM or its affiliates, and has managed the portfolio since its inception.

Distribution and Service Fees.    Pursuant to separate Underwriting Agreements, DWS Scudder Distributors, Inc. (“DWS-SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeIM, is the principal underwriter and distributor for the Class A and Class B shares of Capital Growth VIP, Janus VIP, Oak VIP and Legg Mason VIP. DWS-SDI acts as agent of each Fund in the continuous offer of shares to the

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separate accounts (or sub-accounts thereof) of Participating Insurance Companies in all states in which the Funds or their respective trusts may from time to time be registered or where permitted by applicable law. Capital Growth VIP has adopted a distribution plan on behalf of its Class B shares in accordance with Rule 12b-1 under the 1940 Act that is substantially identical to the distribution plan adopted by Janus VIP, Oak VIP and Legg Mason VIP on behalf of their respective Class B shares. These plans allow the Funds to make quarterly payments at an annual rate of up to 0.25% of the average daily net assets attributable to Class B shares of each Fund to DWS-SDI as reimbursement for distribution and shareholder servicing related expenses incurred by DWS-SDI or a Participating Insurance Company. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments. Rule 12b-1 plans have not been adopted for Class A shares of any Fund.

Trustees and Officers.    The Trustees of DWS Variable Series I (of which Capital Growth VIP is a series) are different from those of the Trust (of which each Acquired Fund is a series). As more fully described in the statement of additional information for Capital Growth VIP, which is available upon request, the following individuals comprise the Board of Trustees of DWS Variable Series I: Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Phillip Saunders, Jr., William N. Searcy, Jr., Jean Gleason Stromberg, Carl W. Vogt and Axel Schwarzer. In addition, the officers of DWS Variable Series I are different from those of the Trust.

Independent Registered Public Accounting Firms. PricewaterhouseCoopers LLP serves as independent registered public accounting firm for Capital Growth VIP. Ernst & Young LLP serves as independent registered public accounting firm for Janus VIP, Oak VIP and Legg Mason VIP. Ernst & Young LLP audits and reports on the Janus VIP’s, Oak VIP’s and Legg Mason VIP’s annual financial statements, reviews certain regulatory reports and Janus VIP’s, Oak VIP’s and Legg Mason VIP’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by Janus VIP, Oak VIP or Legg Mason VIP, as applicable.

Charter Documents.    Each Acquired Fund is a different series of the Trust, a Massachusetts business trust governed by Massachusetts law. Capital Growth VIP is a series of DWS Variable Series I, a Massachusetts business trust governed by Massachusetts law. Each Acquired Fund is governed by the same Amended and Restated Agreement and Declaration of Trust dated April 24, 1998, as amended from time to time. Capital Growth VIP is governed by an Amended and Restated Declaration of Trust dated June 27, 2006, as amended from time to time. Each charter document is referred to herein as a Declaration of Trust. These charter documents are similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund’s Declaration of Trust is provided below.

Shareholders of each Fund have a number of rights in common. Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the applicable Fund or class of shares on matters affecting that particular Fund or class, as determined by the Trustees of the trust of which the applicable Fund is a series. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund, and adoption of a distribution plan relating to a particular

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class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of Trustees.

Neither the Trust nor DWS Variable Series I is required to hold annual meetings of its shareholders, but meetings of the shareholders shall be called for the purpose of electing Trustees, when required by the applicable Declaration of Trust or to comply with the 1940 Act. The shareholders of the Trust may call a shareholder meeting if the Trustees and the President of the Trust fail to call a meeting for thirty days after written application by the holders of at least 25% (or at least 10%, if the purpose of the meeting is to vote to remove a Trustee) of the outstanding shares entitled to vote at such meeting. The Trustees of DWS Variable Series I are required to call a meeting of shareholders at the written request of the holders of at least 10% of the outstanding shares entitled to vote at such meeting for the purpose of removing a Trustee.

None of the Fund’s shares have conversion, exchange, preemption or appraisal rights. Shares of each Fund are entitled to dividends (if any) as declared by the Trustees, and if a Fund were liquidated, each class of shares of that Fund would receive the net assets of the Fund attributable to said class. The Trust has the right to redeem, at the then current net asset value, the shares of any shareholder of an Acquired Fund whose account does not exceed a minimum balance or quantity of shares as designated from time to time by the Trustees, in accordance with terms set by the Trustees. The Trustees of DWS Variable Series I may impose fees on accounts that do not exceed a minimum investment amount and may involuntarily redeem shares at the then current net asset value to pay for such fees under terms set by the Trustees. DWS Variable Series I also may involuntarily redeem shares at the then current net asset value for any other reason under terms set by the Trustees. Sale, conveyance, or transfer of the assets of each Acquired Fund requires the affirmative vote of the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter. The Trustees of DWS Variable Series I may merge or consolidate Growth & Income VIP with any other organization, or may sell, lease or exchange all or substantially all of the trust property, without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Declarations of Trust governing both DWS Variable Series I and the Trust, however, disclaim shareholder liability in connection with the applicable Fund’s property or the acts and obligations of the applicable Fund and require notice of such disclaimer to be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees of the trust of which the applicable Fund is a series. Moreover, each Declaration of Trust provides for indemnification out of the property of the applicable Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of said Fund, and provides that the Fund may be covered by insurance that the Trustees consider necessary or appropriate.

All consideration received by the applicable trust for the issue or sale of shares of the applicable Fund, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of said trust and belong irrevocably to said Fund for all purposes, subject only to the rights of creditors.

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DWS Variable Series I (or any series thereof) may be terminated by a written instrument signed by a majority of its Trustees, or by the affirmative vote of the holders of a majority of the shares of the trust or series outstanding and entitled to vote. The Trust (or any series or class thereof) may be terminated by its Trustees without shareholder consent by written notice to shareholders, or by vote of the holders of more than 50% of the votes of the Trust or series or class entitled to vote on the matter. The Declaration of Trust governing Capital Growth VIP may be amended by an instrument in writing executed by a majority of the Trustees, except for any amendment that would impair shareholder’s voting right specifically granted in the Declaration of Trust, any amendment required by law to be approved by shareholders and any amendment submitted for shareholder approval by the Trustees. If a shareholder vote is required, an amendment shall require the vote of holders at least 66 2/3% of the shares outstanding and entitled to vote, unless the action is recommended by the Board of Trustees, in which case the required vote is a majority of the outstanding voting securities. The Declaration of Trust governing Capital Growth VIP may also be amended by the Trustees without shareholder consent if the Trustees deem it necessary to conform the Declaration of Trust to the requirements of applicable federal or state laws or regulations or the requirements of the Code, or to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision thereof. The Declaration of Trust governing each Acquired Fund may be amended by the Trustees when authorized by a vote of the shareholders holding more than 50% of the shares of each series entitled to vote or, where the Trustees determine that the amendment will affect the holders of only certain series or classes, a vote of the holders of more than 50% of the shares entitled to vote of each affected series or class. The Declaration of Trust governing each Acquired Fund may also be amended by the Trustees without shareholder consent if the purpose of the amendment is to change the name of the Trust or to supply any omission, cure any ambiguity, or cure, correct or supplement any provision which is deficient or inconsistent with the 1940 Act or the requirements of the Code.

The voting powers of shareholders of each Fund are substantially similar. However, only the Declaration of Trust governing the Acquired Funds expressly provides that a majority of the outstanding securities of a series of the Trust, as defined in the 1940 Act, has the power to vote on whether the Trustees may enter into a contract with an investment advisor or manager for that series (although this is currently required by the 1940 Act for all mutual funds). Any vacancy on the Board of Trustees of DWS Variable Series I may be filled by the affirmative vote or consent of a majority of the standing Trustees, except that, when required by the 1940 Act, a Trustee will be elected by the shareholders of the trust holding a plurality of the shares voting at a meeting of shareholders. Any Trustee of DWS Variable Series I may be removed, with or without cause, by action of two-thirds of the remaining Trustees or at a meeting of shareholders by vote of two-thirds of the outstanding shares of the trust. Except as required by the 1940 Act or as described above, the Trustees of the Trust need not call meetings of the shareholders for the election or reelection of Trustees, or fill vacancies that do not cause the total number of Trustees to fall below three. Such vacancies may be filled by a majority of the standing Trustees or, if deemed appropriate by the Trustees, by a plurality of the shares voted on the matter at a meeting called for such purpose. Any Trustee of the Trust may be removed for cause by written instrument signed by a majority of the Trustees, or with or without cause by vote of or written consent (filed with the custodian of the Trust’s portfolio securities) executed by the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter.

Quorum for a shareholder meeting of DWS Variable Series I is set forth in the by-laws, which state that the presence in person or by proxy of 30% of the those shares of DWS Variable Series I that are issued and outstanding, not including those shares that

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have been redeemed or repurchased by the trust. Quorum for a shareholder meeting of the Trust is the presence in person or by proxy of at least 30% of all the votes entitled to be cast of each series or class entitled to vote, or, where the vote is in the aggregate and not by series or class, at least 30% of all votes entitled to be cast at the meeting, irrespective of series or class.

The foregoing is a very general summary of certain provisions of the Declarations of Trust governing the Acquired Funds and Capital Growth VIP. It is qualified in its entirety by reference to the charter documents themselves.

IV. INFORMATION ABOUT THE PROPOSED MERGERS

General.    The shareholders of Janus VIP, Oak VIP and Legg Mason VIP are each being asked to approve a merger between their respective Acquired Fund and Capital Growth VIP. Each proposed merger would be pursuant to an Agreement and Plan of Reorganization between the Acquired Fund and Capital Growth Fund (each an “Agreement”), a form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

Each merger is structured as a transfer of all of the assets of the applicable Acquired Fund to Capital Growth VIP in exchange for the assumption by Capital Growth VIP of all of the liabilities of the applicable Acquired Fund, and for the issuance and delivery to the applicable Acquired Fund of Merger Shares equal in aggregate value to the net value of the assets transferred to Capital Growth VIP.

After receipt of the Merger Shares, the applicable Acquired Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of the applicable Acquired Fund, and the legal existence of the applicable Acquired Fund as a series of the Trust will be terminated. Each shareholder of the applicable Acquired Fund will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in value as of the Valuation Time (as defined below on page 28) to, the aggregate value of the shareholder’s shares in the applicable Acquired Fund. Such shares will be held in an account with Capital Growth VIP identical in all material respects to the account currently maintained by the applicable Acquired Fund. Each Participating Insurance Company will then allocate its Merger Shares on a pro-rata basis among the Contract Owners in its applicable Acquired Fund separate account (or in sub-accounts thereof). Unless a Contract Owner instructs his or her Participating Insurance Company otherwise, amounts that would have been allocated to the applicable Acquired Fund under an existing Contract will, following the merger, be allocated to Capital Growth VIP.

Prior to the date of its merger, the applicable Acquired Fund will sell any investments that are (i) prohibited by the current investment objective, policies and restrictions of Capital Growth VIP or (ii) determined by the portfolio managers of Capital Growth VIP in their sole discretion to be inconsistent with Capital Growth VIP’s current investment strategies. In addition, prior to any merger, each Acquired Fund will declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. Contract Owners who invest in an Acquired Fund through a Contract will not be affected by such distributions as long as the Contracts qualify as annuity contracts under Section 72 of the Code and the Treasury regulations thereunder.

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The Trustees of the Trust have voted to approve each Agreement and each of the proposed mergers and to recommend that shareholders of the Acquired Funds also approve the mergers. With respect to each Acquired Fund, the actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the shareholders of the applicable Acquired Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

In the event that a proposed merger does not receive the required shareholder approval, the Acquired Fund whose merger is not approved will continue to be managed as a separate series of the Trust in accordance with its current investment objectives and policies, and the Trustees of the Trust and of DWS Variable Series I may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

Background and Trustees’ Considerations Relating to the Proposed Mergers.    DeAM first discussed each merger with the Trustees in December 2005 as a part of an ongoing program initiated by DeAM to restructure its mutual fund lineup. DeAM advised the Trustees that the program is intended to restructure its product line to match its distribution focus in the future and eliminate funds that have little opportunity for growth and that add unnecessary complexity and inefficiency to its business.

In particular, DeAM advised the Trustees that it is exiting the proprietary variable insurance products business. (DeAM’s proprietary variable insurance products business involved relationships DeAM developed with select insurance companies to provide “Scudder” branded variable insurance products using certain DWS funds, including the Trust, and certain non-DWS funds as underlying investments. DeAM or its affiliates, however, will continue to serve as the investment manager for the DWS Funds that serve as underlying funds for variable insurance products). Accordingly, DeAM would like to eliminate a significant number of the subadvised portfolios of the Trust. In addition, DeAM would like to eliminate those portfolios with little opportunity for growth. Because DeAM no longer wishes to manage or support the Acquired Funds in their current form, DeAM proposed to the Trustees merging each Acquired Fund into Capital Growth VIP, which DeAM believes is a similar fund from an investment objective standpoint.

The Trustees conducted a thorough review of the potential implications of each merger. They were assisted in this review by their independent legal counsel. The Trustees met on several occasions to review and discuss the mergers, both among themselves and with representatives of DeAM. In the course of their review, the Trustees requested and received substantial additional information.

On May 10, 2006, the Trustees of the Trust, all of whom are not “interested persons” (as defined by the 1940 Act) (“Disinterested Trustees”), approved the terms of each merger. The Trustees have also agreed to recommend that each merger be approved by the corresponding Acquired Fund’s shareholders.

In determining to recommend that the shareholders of each Acquired Fund approve its merger, the Trustees considered the factors described below:

•	That DeAM is exiting the proprietary variable insurance product business and would like to eliminate a significant number of its subadvised portfolios and portfolios with little opportunity for growth, and therefore no longer wishes to manage or support the Acquired Funds;

•	Various alternatives to each proposed merger (e.g., liquidation of the Acquired Fund);

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•	That DeAM recommended each merger based on its belief that Capital Growth VIP has an investment objective and strategy similar to the Acquired Funds, relative to other DWS funds;

•	That each merger would provide a continuity of investment within the DWS fund family for shareholders of each Acquired Fund; and

•	With respect to Oak VIP, the proposed merger would address the Fund’s long-term relative underperformance.

In addition, the Trustees considered the following factors, among others, in determining to recommend that the shareholders of each Acquired Fund approve its merger:

•	The Trustees noted that DeAM would bear all expenses associated with each merger, including but not limited to transaction costs associated with any related repositioning of each Acquired Fund’s portfolio.

•	The Trustees noted that the estimated operating expense ratios of the combined fund are expected to be lower than the current expense ratios of each Acquired Fund. The Trustees also considered DeAM’s commitment to cap the combined fund’s operating expenses for approximately a three year period at lower levels compared to each Acquired Fund’s current operating expense ratios. The Trustees noted the possible economies of scale that might be realized by DeAM in connection with the mergers.

•	The Trustees considered that each merger would not result in the dilution of shareholder interests and that the terms and conditions were fair and reasonable and consistent with industry practice.

•	The Trustees concluded that the services available to shareholders of each class of Capital Growth VIP were substantially identical to those available to shareholders of the corresponding classes of each Acquired Fund.

•	That DeIM has agreed to indemnify Capital Growth VIP against certain liabilities it may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in any of the Acquired Funds (see Section VI) so that the likelihood that the combined fund would suffer any loss is considered by Fund management to be remote.

•	DeAM has agreed to indemnify the Trustees of the Trust against certain liabilities that the Trustees may incur by reason of having served as a Trustee of the Trust with respect to the Acquired Funds.

Based on all of the foregoing, the Trustees concluded that each Acquired Fund’s participation in its proposed merger would be in the best interests of the Acquired Fund and would not dilute the interests of the Acquired Fund’s existing shareholders. The Trustees of the Trust, all of whom are Disinterested Trustees, unanimously recommend that shareholders of each Acquired Fund approve its proposed merger.

Agreement and Plan of Reorganization.    Each proposed merger will be governed by an Agreement, a form of which is attached as Exhibit A. Each Agreement provides that Capital Growth VIP will acquire all of the assets of the applicable Acquired Fund solely in exchange for the assumption by Capital Growth VIP of all liabilities of the

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applicable Acquired Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time on such date, as may be agreed upon by the parties (the “Valuation Time”)). The Valuation Time is expected to occur during the fourth calendar quarter of 2006. The following discussion of the Agreements is qualified in its entirety by the full text of each Agreement.

The applicable Acquired Fund will transfer all of its assets to Capital Growth VIP, and in exchange, Capital Growth VIP will assume all liabilities of the applicable Acquired Fund and deliver to the applicable Acquired Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of the applicable Acquired Fund attributable to shares of the corresponding class of the applicable Acquired Fund, less the value of the liabilities of the applicable Acquired Fund assumed by Capital Growth VIP attributable to shares of such class of the applicable Acquired Fund. Immediately following the transfer of assets on the Exchange Date, the applicable Acquired Fund will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by the applicable Acquired Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of the applicable Acquired Fund. As a result of the proposed mergers, each shareholder of the applicable Acquired Fund will receive a number of Merger Shares of each class equal in aggregate value at the Valuation Time to the value of the shares of the corresponding class of the applicable Acquired Fund surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Capital Growth VIP in the name of such shareholders of the applicable Acquired Fund, each account representing the respective number of full and fractional Merger Shares of each class due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of the Trust have determined that each proposed merger is in the best interests of the applicable Acquired Fund and that the interests of the applicable Acquired Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of each merger is subject to the conditions set forth in the applicable Agreement. Each Agreement may be terminated and the merger abandoned (i) by mutual consent of Capital Growth VIP and the applicable Acquired Fund, (ii) by either party if the merger shall not be consummated by February 6, 2006 or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of an Acquired Fund approve its merger, Capital Growth VIP and the applicable Acquired Fund agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of the applicable Acquired Fund are added to the portfolio of Capital Growth VIP, the resulting portfolio will meet the investment objective, policies, restrictions and strategies of Capital Growth VIP. DeAM has estimated that approximately 66%, 84% and 90% of the portfolios of Janus VIP, Oak VIP and Legg Mason VIP, respectively, will be liquidated prior to each merger. Proceeds from the liquidation will be used to acquire securities consistent with Capital Growth VIP’s investment objective, policies, restrictions and strategies.

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All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), trading costs and any other expenses incurred in connection with the consummation of each merger and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to separate accounts as shareholders of each Acquired Fund in accordance with the Agreement as described above. The Merger Shares will be Class A and Class B shares of Capital Growth VIP. Each class of Merger Shares has the same characteristics as shares of the corresponding class of the applicable Acquired Fund. Merger Shares will be treated as having been purchased on the date a separate accounts as shareholder purchased its shares of the applicable Acquired Fund and for the price it originally paid. For more information on the characteristics of each class of Merger Shares, please see the applicable Capital Growth VIP prospectus, a copy of which is included with this Prospectus/Proxy Statement.

Under Massachusetts law, shareholders of Capital Growth VIP could, under certain circumstances, be held personally liable for the obligations of Capital Growth VIP. However, Capital Growth VIP’s Declaration of Trust disclaims shareholder liability for the acts or obligations of Capital Growth VIP and provides for indemnification for all losses and expenses of any shareholder held liable for the obligations of Capital Growth VIP. The indemnification and reimbursement discussed in the preceding sentence is to be made only out of the assets of Capital Growth VIP.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate its merger, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

•	the acquisition by Capital Growth VIP of all of the assets of the applicable Acquired Fund solely in exchange for Merger Shares and the assumption by Capital Growth VIP of all of the liabilities of the applicable Acquired Fund, followed by the distribution by the applicable Acquired Fund to separate accounts as shareholders of Merger Shares in complete liquidation of the applicable Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the applicable Acquired Fund and Capital Growth VIP will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	under Section 361 of the Code, the applicable Acquired Fund will not recognize gain or loss upon the transfer of the applicable Acquired Fund’s assets to Capital Growth VIP in exchange for Merger Shares and the assumption of the applicable Acquired Fund liabilities by Capital Growth VIP, and the applicable Acquired Fund will not recognize gain or loss upon the distribution to the applicable Acquired Fund’s shareholders of the Merger Shares in liquidation of the applicable Acquired Fund;

•	under Section 354 of the Code, separate accounts as shareholders of the applicable Acquired Fund will not recognize gain or loss on the receipt of Merger Shares solely in exchange for the applicable Acquired Fund shares;

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•	under Section 358 of the Code, the aggregate basis of the Merger Shares received by each separate account as shareholder of the applicable Acquired Fund will be the same as the aggregate basis of the applicable Acquired Fund shares exchanged therefor;

•	under Section 1223(1) of the Code, the holding period of the Merger Shares received by each separate account as shareholder of the applicable Acquired Fund will include the holding periods of the applicable Acquired Fund shares exchanged therefor, provided that the separate account as shareholder applicable Acquired Fund held the applicable Acquired Fund shares at the time of the reorganization as a capital asset;

•	under Section 1032 of the Code, Capital Growth VIP will not recognize gain or loss upon the receipt of assets of the applicable Acquired Fund in exchange for Merger Shares and the assumption by Capital Growth VIP of all of the liabilities of the applicable Acquired Fund;

•	under Section 362(b) of the Code, the basis of the assets of the applicable Acquired Fund transferred to Capital Growth VIP in the reorganization will be the same in the hands of Capital Growth VIP as the basis of such assets in the hands of the applicable Acquired Fund immediately prior to the transfer; and

•	under Section 1223(2) of the Code, the holding periods of the assets of the applicable Acquired Fund transferred to Capital Growth VIP in the reorganization in the hands of Capital Growth VIP will include the periods during which such assets were held by the applicable Acquired Fund.

As long as the Contracts qualify as annuity contracts under Section 72 of the Code and Treasury regulations thereunder, the mergers, whether or not treated as tax-free reorganizations for federal income tax purposes, will not create any tax liability for Contract Owners. Contract Owners who choose to redeem or exchange their investments by surrendering their Contracts or initiating a partial withdrawal, however, may be subject to taxes and a 10% tax penalty. In addition, although it is not expected to affect Contract Owners, as a result of the merger each Fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains of the combined fund.

Capital Growth VIP intends to distribute to Participating Insurance Companies its investment company taxable income and any net realized capital gains in April of each year. Additional distributions may be made if necessary. For all Funds, all distributions will be reinvested in shares of the same class of the applicable Fund. If the Agreement is approved by shareholders of an Acquired Fund, the applicable Acquired Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the Closing (as defined in the Agreement).

This description of the federal income tax consequences of the mergers is made without regard to the particular facts and circumstances of any shareholder or Contract Owner. Shareholders and Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of a merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

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Capitalization.    The following table sets forth the unaudited capitalization of each Fund as of June 30, 2006 and of Capital Growth VIP on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1)

	Capital Growth VIP	Janus VIP	Oak VIP	Legg Mason VIP	Pro Forma Adjustments	Capital Growth VIP/Janus VIP Pro Forma Combined	Capital Growth VIP/Oak VIP Pro Forma Combined	Capital Growth VIP/Legg Mason VIP Pro Forma Combined	Capital Growth VIP/Janus VIP/ Oak VIP/ Legg Mason VIP Pro Forma Combined
Net Assets
Class A Shares	$933,555,559	$127,399,203	$45,132,437	$44,018,156	$(89,150,593)	$1,060,954,762	—	—	—
	$933,555,559	$127,399,203	$45,132,437	$44,018,156	$(171,417,359)	—	$978,687,996	—	—
	$933,555,559	$127,399,203	$45,132,437	$44,018,156	$(172,531,640)	—	—	$977,573,715	—
	$933,555,559	$127,399,203	$45,132,437	$44,018,156	—	—	—	—	$1,150,105,355
Class B Shares	$71,044,334	$10,100,249	$18,693,372	$8,226,628	$(26,920,000)	$81,144,583	—	—	—
	$71,044,334	$10,100,249	$18,693,372	$8,226,628	$(18,326,877)	—	$89,737,706	—	—
	$71,044,334	$10,100,249	$18,693,372	$8,226,628	$(28,793,621)	—	—	$79,270,962	—
	$71,044,334	$10,100,249	$18,693,372	$8,226,628	—	—	—	—	$108,064,583

Total Net Assets	$1,004,599,893	$137,499,452	$63,825,809	$52,244,784		$1,142,099,345	$1,068,425,702	$1,056,844,677	$1,258,169,938

Shares outstanding
Class A Shares	55,955,164	16,043,374	7,291,862	4,940,241	(20,637,635)	63,593,006	—	—	—
	55,955,164	16,043,374	7,291,862	4,940,241	(25,569,695)	—	58,660,946	—	—
	55,955,164	16,043,374	7,291,862	4,940,241	(25,636,499)	—	—	58,594,142	—
	55,955,164	16,043,374	7,291,862	4,940,241	—				68,951,160
Class B Shares	4,271,600	1,287,038	3,062,296	938,187	(4,680,170)	4,878,951	—	—	—
	4,271,600	1,287,038	3,062,296	938,187	(4,163,446)	—	5,395,675	—	—
	4,271,600	1,287,038	3,062,296	938,187	(4,792,835)	—	—	4,766,286	—
	4,271,600	1,287,038	3,062,296	938,187	—	—	—	—	6,498,171
Net Asset Value per share
Class A Shares	$16.68	$7.94	$6.19	$8.91	—	$16.68	—	—	—
	$16.68	$7.94	$6.19	$8.91	—	—	$16.68	—	—
	$16.68	$7.94	$6.19	$8.91	—	—	—	$16.68	—
	$16.68	$7.94	$6.19	$8.91	—	—	—	—	$16.68
Class B Shares	$16.63	$7.85	$6.10	$8.77	—	$16.63	—	—	—
	$16.63	$7.85	$6.10	$8.77	—	—	$16.63	—	—
	$16.63	$7.85	$6.10	$8.77	—	—	—	$16.63	—
	$16.63	$7.85	$6.10	$8.77	—	—	—	—	$16.63

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	Capital Growth VIP	Janus VIP	Oak VIP	Legg Mason VIP	Pro Forma Adjustments	Capital Growth VIP/Janus VIP/ Oak VIP Pro Forma Combined	Capital Growth VIP/Janus VIP/ Legg Mason VIP Pro Forma Combined	Capital Growth VIP/Oak VIP/ Legg Mason VIP Pro Forma Combined
Net Assets
Class A Shares	$933,555,559	$127,399,203	$45,132,437	$44,018,156	$(44,018,156)	$1,106,087,199	—	—
	$933,555,559	$127,399,203	$45,132,437	$44,018,156	$(45,132,437)	—	$1,104,972,918	—
	$933,555,559	$127,399,203	$45,132,437	$44,018,156	$(127,399,203)	—	—	$1,022,706,152
Class B Shares	$71,044,334	$10,100,249	$18,693,372	$8,226,628	$(8,226,628)	$99,837,955	—	—
	$71,044,334	$10,100,249	$18,693,372	$8,226,628	$(18,693,372)	—	$89,371,211	—
	$71,044,334	$10,100,249	$18,693,372	$8,226,628	$(10,100,249)	—	—	$97,964,334

Total Net Assets	$1,004,599,893	$137,499,452	$63,825,809	$52,244,784		$1,205,925,154	$1,194,344,129	$1,120,670,486

Shares outstanding
Class A Shares	55,955,164	16,043,374	7,291,862	4,940,241	(17,931,853)	66,298,788	—	—
	55,955,164	16,043,374	7,291,862	4,940,241	(17,998,657)	—	66,231,984	—
	55,955,164	16,043,374	7,291,862	4,940,241	(22,930,717)	—	—	61,299,924
Class B Shares	4,271,600	1,287,038	3,062,296	938,187	(3,556,095)	6,003,026	—	—
	4,271,600	1,287,038	3,062,296	938,187	(4,185,484)	—	5,373,637	—
	4,271,600	1,287,038	3,062,296	938,187	(3,668,760)	—	—	5,890,361
Net Asset Value per share
Class A Shares	$16.68	$7.94	$6.19	$8.91	—	$16.68	—	—
	$16.68	$7.94	$6.19	$8.91	—	—	$16.68	—
	$16.68	$7.94	$6.19	$8.91	—	—	—	$16.68
Class B Shares	$16.63	$7.85	$6.10	$8.77	—	$16.63	—	—
	$16.63	$7.85	$6.10	$8.77	—	—	$16.63	—
	$16.63	$7.85	$6.10	$8.77	—	—	—	$16.63

(1)	Assumes the mergers had been consummated on June 30, 2006, and is for information purposes only. No assurance can be given as to how many shares of Capital Growth VIP will be received by the shareholders of each Acquired Fund on the date the mergers take place, and the foregoing should not be relied upon to reflect the number of shares of Capital Growth VIP that actually will be received on or after such date.

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Unaudited pro forma combined financial statements of Capital Growth VIP and Janus VIP as of June 30, 2006 and for the twelve-month period then ended are included in the Merger SAI. The pro forma combined financial statements reflect the transfer of the assets and liabilities of Janus VIP to Capital Growth VIP as contemplated by the corresponding Agreement.

The Trustees of the Trust, all of whom are Disinterested Trustees, unanimously recommend approval of each merger.

V. INFORMATION ABOUT VOTING AND THE SHAREHOLDER SPECIAL MEETINGS

General.    This Prospectus/Proxy Statement is furnished in connection with (i) the proposed merger of Janus VIP with and into Capital Growth VIP, (ii) the proposed merger of Oak VIP with and into Capital Growth VIP, (iii) the proposed merger of Legg Mason VIP with and into Capital Growth VIP and (iv) the solicitation of proxies by and on behalf of the Trustees of the Trust for use at the Special Meetings of shareholders (each a “Meeting” and collectively, the “Meetings”). The Meetings are to be held October 31, 2006 at 4:00 p.m. Eastern time, at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of Special Meetings, the combined Prospectus/Proxy Statement and the enclosed form of proxy or voting instruction form are being mailed to investors on or about September 28, 2006.

As of August 3, 2006, Janus VIP had the following shares outstanding:

Share Class	Number of Shares
Class A	15,087,026.52
Class B	1,276,587.24

As of August 3, 2006, Oak VIP had the following shares outstanding:

Share Class	Number of Shares
Class A	7,119,683.07
Class B	3,040,480.90

As of August 3, 2006, Legg Mason VIP had the following shares outstanding:

Share Class	Number of Shares
Class A	4,555,118.31
Class B	927,748.34

Only shareholders of record on August 3, 2006 (the “Record Date”) will be entitled to notice of and to vote at the applicable Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of the Trust know of no matters other than those set forth herein to be brought before the Meetings. If, however, any other matters properly come before a

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Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the form of proxy.

Required Vote.    Proxies are being solicited from shareholders of each Acquired Fund by the Trust’s Trustees for the Meetings. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by each Agreement will be consummated only if approved by the affirmative vote of the shareholders of the applicable Acquired Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the Meeting.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of an Acquired Fund at the close of business on the Record Date will be entitled to vote at that Acquired Fund’s Meeting or any adjournment thereof. The holders of at least 30% of the shares of that Acquired Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at a Meeting. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at a Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.

Votes cast by proxy or in person at a Meeting will be counted by persons appointed by the applicable Acquired Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but will have the effect of a negative vote on the proposal. Shares attributable to amounts retained by each Participating Insurance Company will be voted in the same proportion as voting instructions received from Contract Owners. Accordingly, there are not expected to be any “broker non-votes.”

Share Ownership.    As of August 3, 2006, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each of Janus VIP, Oak VIP and Legg Mason VIP. As of August 3, 2006, the officers and Trustees of DWS Variable Series I, as a group, beneficially owned less than 1% of the outstanding shares of Capital Growth VIP. To the best of the knowledge of Capital Growth VIP, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Capital Growth VIP as of such date:

Class	Shareholder Name and Address	Percentage Owned
A	ALLMERICA LIFE SVSII TOPEKA, KS 66636-0001	9.76%
A	MUTUAL OF AMERICA NEW YORK, NY 10022-6815	11.00%
A	MUTUAL OF AMERICA SEP. ACCT. 2 ST. LOUIS, MO 63122	30.67%

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Class	Shareholder Name and Address	Percentage Owned
A	POWERV FARMERS POWERV & FLEX VULNET SCHAUMBURG, IL 60196-6800	12.28%
A	ZURICH DESTINATION/FARMERS FUND C/O KILICO, ATTN: INVESTMENT ACCOUNTING LL-2W, GREENVILLE, SC 29602-9097	19.36%
A	CHARTER NAT/ LIFE INS. CO – HORIZON ATTN: ACCOUNTING FINANCIAL CONTROL TEAM VERNON HILLS, IL 60061-1826	7.89%
B	THE MANUFACTURERS LIFE INS. CO. (USA) BOSTON, MA 02116-3787	80.62%
B	METLIFE LIFE & ANNUITY CO OF CT ATTN: SHAREHOLDER ACCOUNTING DEPT HARTFORD, CT 06103-3432	10.95%
B	METLIFE INSURANCE CO OF CT ATTN: SHAREHOLDER ACCOUNTING UNIT HARTFORD, CT 06199-0027	7.22%

To the best of the knowledge of Janus VIP, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Janus VIP as of August 3, 2006:

Class	Shareholder Name and Address	Percentage Owned
A	ALLMERICA LIFE SVII WORCESTER, MA 01653-0002	26.21%
A	ZURICH DESTINATIONS FARMERS SVSII C/O KILICO ATTN: INVESTMENT ACCOUNTING LL-2W GREENVILLE, SC 29602-9097	62.20%
A	STATE STREET BANK & TRUST CUST. FBO SVSII SCUD GROWTH STRAT PORT ATTN: MARYLOU MCPHEE NORTH QUINCY, MA 02171-2119	5.44%
B	THE MANUFACTURERS LIFE INS. CO. (USA) BOSTON, MA 02116-3787	87.35%
B	METLIFE INSURANCE CO OF CT ATTN: SHAREHOLDER ACCOUNTING UNIT HARTFORD, CT 06199-0027	8.66%

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To the best of the knowledge of Oak VIP, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Oak VIP as of August 3, 2006:

Class	Shareholder Name and Address	Percentage Owned
A	ALLMERICA LIFE SVII TOPEKA, KS 66636-0001	19.91%
A	ZURICH DESTINATIONS FARMERS SVSII C/O KILICO ATTN: INVESTMENT ACCOUNTING LL-2W GREENVILLE, SC 29602-9097	79.72%
B	THE MANUFACTURERS LIFE INS. CO. (USA) BOSTON, MA 02116-3787	76.33%
B	METLIFE & ANNUITY CO OF CT ATTN: SHAREHOLDER ACCOUNTING DEPT HARTFORD, CT 06103-3415	12.33%
B	METLIFE INSURANCE CO OF CT ATTN: SHAREHOLDER ACCOUNTING UNIT HARTFORD, CT 06199-0027	10.96%

To the best of the knowledge of Legg Mason VIP, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Legg Mason VIP as of August 3, 2006:

Class	Shareholder Name and Address	Percentage Owned
A	ALLMERICA LIFE SVII TOPEKA, KS 66636-0001	15.15%
A	ZURICH DESTINATIONS FARMERS SVSII C/O KILICO ATTN: INVESTMENT ACCOUNTING LL-2W GREENVILLE, SC 29602-9097	82.07%
B	THE MANUFACTURERS LIFE INS. CO. (USA) BOSTON, MA 02116-3787	86.27%
B	METLIFE & ANNUITY CO OF CT ATTN: SHAREHOLDER ACCOUNTING DEPT HARTFORD, CT 06103-3415	6.64%
B	METLIFE INSURANCE CO OF CT ATTN: SHAREHOLDER ACCOUNTING UNIT HARTFORD, CT 06199-0027	6.53%

Solicitation of Proxies.    As discussed above, shares of the Acquired Funds are offered only to Participating Insurance Companies to fund benefits under their Contracts. Therefore, shares of the Acquired Funds are held by separate accounts, or sub-accounts thereof, of various Participating Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual Contract Owners or to a group (e.g., a defined benefit plan) in which Contract Owners participate. Contract Owners have the right to instruct the Participating Insurance Companies on how to vote the shares related to their

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interests through their Contracts (i.e., pass-through voting). A Participating Insurance Company must vote the shares of an Acquired Fund held in its name as directed. In the absence of voting directions on any voting instruction form that is signed and returned, the Participating Insurance Company will vote the interest represented thereby in favor of the proposal. If a Participating Insurance Company does not receive voting instructions for all of the shares of an Acquired Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to the proposal, for, against, or abstaining, in the same proportion as the shares of such Acquired Fund for which it has received instructions from Contract Owners (i.e., “echo voting”). This Prospectus/Proxy Statement is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from the Participating Insurance Companies and the actual shareholders of the Acquired Funds. All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement.

In addition to soliciting proxies by mail, certain officers and representatives of Capital Growth VIP, officers and employees of DeAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by telegram or personally.

All properly executed proxies received in time for the applicable Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services, Inc. (“Computershare”) has been engaged as an information agent in connection with this Prospectus/Proxy Statement at an estimated cost of $3,500 each for Janus VIP, Oak VIP and Legg Mason VIP. No person has been engaged to assist in the solicitation of proxies.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in a Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at 1-866-390-5113. Any proxy given by a shareholder is revocable until voted at the applicable Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for the Acquired Funds, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Voting Instructions.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a

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written revocation received by the Secretary of the Trust at Two International Place, Boston, MA 02110, (ii) by properly executing a later-dated proxy that is received by the applicable Acquired Fund at or prior to the applicable Meeting, or (iii) by attending the applicable Meeting and voting in person. Merely attending the applicable Meeting without voting, however, will not revoke a previously submitted proxy. Only a shareholder may execute or revoke a proxy. Contract Owners should consult their Participating Insurance Company regarding their ability to revoke voting instructions after such instructions have been provided to the Participating Insurance Company.

Adjournment.    If sufficient votes in favor of the proposal set forth in the Notice of Special Meetings are not received by the time scheduled for the Meetings, the persons named as proxies may propose adjournments of a Meeting for a reasonable time after the date set for the original meeting to permit further solicitation of proxies.

VI. REGULATORY AND LITIGATION MATTERS

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General and the Illinois Secretary of State providing payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a

38

distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to make adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS fund have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters.    The Staff of the SEC has informed counsel for DeIM, Deutsche Asset Management, Inc. (“DAMI”) and Scudder Distributors, Inc. (“SDI”) (now known as DWS Scudder Distributors, Inc.), who in turn have informed the DWS Scudder Funds, that on August 29, 2006, the SEC approved an offer of settlement in which DeIM, DAMI and SDI would settle an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of Scudder Funds’ (now known as DWS Scudder Funds) shares during 2001–2003. DeIM, DAMI and SDI expect the settlement with the SEC to be reflected in an order of the SEC which will state, among other things, that DeIM and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI’s use of certain funds’ brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder fund shares. The brokerage practices which were the subject of the offer of settlement were discontinued in October, 2003.

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Under the terms of the offer of settlement, in which DeIM, DAMI and SDI neither admitted nor denied any of the findings to be contained in the SEC’s order, DeIM, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlement to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement order based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the offer of settlement, DeIM, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

In addition, SDI has offered to settle with the NASD regarding its practices during 2001–2003 with respect to directing brokerage commissions for portfolio transactions by certain Scudder funds to broker-dealers that sold shares in the Scudder funds and provided enhanced marketing and distribution for shares in the Scudder funds. In the offer, SDI consents to the imposition of a censure by the NASD. SDI expects this settlement to be announced simultaneously with the SEC’s announcement of the above-referenced settlement of an administrative proceeding regarding disclosure of brokerage allocation practices.

SDI has also offered to settle with the NASD regarding SDI’s provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI’s offer.

Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [                ], 2006, by and among DWS Variable Series I (the “Acquiring Trust”), a Massachusetts business trust, on behalf of DWS Capital Growth VIP (the “Acquiring Fund”), a separate series of the Acquiring Trust, and DWS Variable Series II (the “Acquired Trust,” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust, on behalf of [Acquired Fund] (the “Acquired Fund,” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), a separate series of the Acquired Trust, and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser for the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is Two International Place, Boston, Massachusetts 02110. The principal place of business of the Acquired Trust is 222 South Riverside Plaza, Chicago, Illinois 60606.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A and Class B voting shares of beneficial interest (no par value) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A and Class B shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A and Class B Acquiring Fund Shares determined in the manner set forth in section 2.3; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Trust’s trustees. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2  The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3  The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4  On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date as defined in section 3.1.

1.5  Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A and Class B Acquiring Fund Shares to be so credited to the Class A and Class B Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A and Class B shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7  Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1  The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2  The net asset value of a Class A and Class B Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3  The number of Class A and Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets net of liabilities with respect to Class A and Class B shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4  All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1  The Closing of the transactions contemplated by this Agreement shall be [date], or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2  The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3  State Street Bank and Trust Company (“State Street”), as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, as custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4  DWS Scudder Investments Service Company (“DWS-SISC”) (or its designee), as transfer agent (or subtransfer agent) for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A and Class B Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5  In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the trustees of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A and Class B shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6  The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Trust’s Board members.

4.	Representations and Warranties

4.1  The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Amended and Restated Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Amended and Restated Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b)  The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Amended and Restated Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)  Other than as disclosed on Schedule 4.1(e), no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquired Fund’s knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 2005, have been audited by

Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since December 31, 2005, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (as determined without regard to any deduction for dividends paid by the Acquired Fund) and net capital gain (as such terms are defined in the Code) that has accrued through the Closing Date;

(j)  All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DWS-SISC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any Acquired Fund shares;

(k)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the trustees of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)  The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the “NASD”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)  The current prospectuses and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)  The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2  The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)  The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)  The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)  Other than as disclosed on Schedule 4.2(e), no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 2005, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since December 31, 2005, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date;

(j)  All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(k)  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(l)  At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the trustees of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)  The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)  The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1  The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and such changes as are contemplated by the Funds’ normal operations. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the

Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objectives, policies, restrictions and strategies, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Fund.

5.2  Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Trust’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3  The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than December 31, 2006.

5.4  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7  Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8  The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9  The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10  The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all of the liabilities of the Acquired Fund.

5.11  As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12  The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14  At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15  The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment objective, policies, restrictions or strategies of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase, consistent with the Acquiring Fund’s investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to purchase such assets with cash proceeds from the disposition of assets pursuant to the foregoing sentence prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2  The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3  The Acquired Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquiring Trust has been formed and is an existing business trust;

(b)  the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on Schedule 4.2(e), the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Trusts.

6.4  The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5  The Acquiring Fund shall have entered into an expense cap agreement with DeIM limiting the expenses of the Class A and Class B shares of the Acquiring Fund to 0.49% and 0.86%, respectively or if the substitution order of a certain participating insurance company is effected, to 0.82% for Class B Shares, excluding 12b-1 fees and certain other expenses, for the period commencing on the Closing Date and ending April 30, 2010, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2  The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3  The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4  The Acquiring Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquired Trust has been formed and is an existing business trust;

(b)  the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquired Trust on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Amended and Restated Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on Schedule 4.1(e), the Acquired Fund is not subject to any litigation or other proceedings that might have a material adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Trusts.

7.5  The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired

Fund in accordance with the provisions of the Acquired Trust’s Amended and Restated Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of customary representations it shall reasonably request of each of the Trusts. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1  The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2  The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1  Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2  DeIM or its affiliates will bear all the expenses associated with the Reorganization, including, but not limited to, any transaction costs payable by the Acquired Fund in connection with the rebalancing of its portfolio as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before February 6, 2006, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq., or to the Acquiring Fund, Two International Place, Boston, Massachusetts, 02110-4103, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, Attention: John W. Gerstmayr, Esq. or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1  The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4  References in this Agreement to a Trust mean and refer to the trustees of such Trust from time to time serving under its Declaration of Trust on file with the Secretary of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which it conducts its business. It is expressly agreed that the obligations of any Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of such Trust or the Funds personally, but bind only the respective property of the Acquiring Fund or Acquired Fund, as applicable, as provided in such Trust’s Declaration of Trust. Moreover, no series of a Trust other than the Fund shall be responsible for the obligations of such Trust hereunder, and all persons shall look only to the assets of the applicable Fund to satisfy the obligations of any Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Trusts’ trustees, on behalf of the Funds, and this Agreement has been signed by authorized officers of the Trusts acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the applicable Fund, as provided in such Trust’s Declaration of Trust.

15.5  Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.6  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	DWS VARIABLE SERIES II, on behalf of DWS Legg Mason VIP, DWS Oak Strategic Equity VIP and DWS Janus Growth Opportunities VIP

Secretary	By: Its:

Attest:	DWS VARIABLE SERIES I, on behalf of DWS Capital Growth VIP

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: Its:

EXHIBIT B

Financial Highlights

DWS Capital Growth VIP

Class A

	(Unaudited) Six Months Ended June 30,		(Audited) Years Ended December 31,
	2006		2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$16.90		$15.67	$14.59	$11.54	$16.36	$23.07

Income (loss) from investment operations:
Net investment income (loss)[a]	.06		.10	.14	.08	.05	.05
Net realized and unrealized gain (loss) on investment transactions	(.18)		1.29	1.02	3.03	(4.82)	(4.21)

Total from investment operations	(.12)		1.39	1.16	3.11	(4.77)	(4.16)

Less distributions from:
Net investment income	(.10)		(.16)	(.08)	(.06)	(.05)	(.08)
Net realized gains on investment transactions	—		—	—	—	—	(2.47)

Total distributions	(.10)		(.16)	(.08)	(.06)	(.05)	(2.55)

Net asset value, end of period	$16.68		$16.90	$15.67	$14.59	$11.54	$16.36

Total Return (%)[b]	(.69	)[c]**	8.96[c]	7.99	26.89	(29.18)	(19.36)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($millions)	934		1,031	698	705	558	866
Ratio of expenses before expense reductions (%)	.51	*	.50	.50	.51	.51	.52[b]
Ratio of expenses after expense reductions (%)	.49	*	.49	.50	.51	.51	.50[b]
Ratio of net investment income (loss) (%)	.69	*	.61	.98	.61	.38	.27
Portfolio turnover rate (%)	15	*	17	15	13	25	33

[a]	Based on average shares outstanding during the period.
[b]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .50% and .50%, respectively.
[c]	Total return would have been less had certain expenses not been reduced.
*	Annualized
**	Not Annualized

B-1

DWS Capital Growth VIP

Class B

	(Unaudited) Six Months Ended June 30,		(Audited) Years Ended December 31,
	2006		2005	2006	2005	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$16.81		$15.59	$14.52	$11.49	$16.29	$23.00

Income (loss) from investment operations:
Net investment income (loss)[a]	.03		.04	.09	.03	.02	.00[a]
Net realized and unrealized gain (loss) on investment transactions	(.18)		1.28	1.01	3.02	(4.81)	(4.21)

Total from investment operations	(.15)		1.32	1.10	3.05	(4.79)	(4.21)

Less distributions from:
Net investment income	(.03)		(.10)	(.03)	(.02)	(.01)	(.03)
Net realized gains on investment transactions	—		—	—	—	—	(2.47)

Total distributions	(.03)		(.10)	(.03)	(.02)	(.01)	(2.50)

Net asset value, end of period	$16.63		$16.81	$15.59	$14.52	$11.49	$16.29

Total Return (%)	(.83	)[d]**	8.51[d]	7.56	26.51	(29.37)	(19.64)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($millions)	71		73	23	15	89	.71
Ratio of expenses before expense reductions (%)	.90	*	.89	.88	.87	.76	.77[c]
Ratio of expenses after expense reductions (%)	.86	*	.86	.88	.87	.76	75[c]
Ratio of net investment income (loss) (%)	.32	*	.24	.60	.25	.13	.02
Portfolio turnover rate (%)	15	*	17	15	13	25	33

[a]	Based on average shares outstanding during the period.
[b]	Amount is less than $.005.
[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .75% and .75%, respectively.
[d]	Total return would have been less had certain expenses not been reduced.
*	Annualized
**	Not Annualized

B-2

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For more information please call your Fund’s information agent

Computershare Fund Services, Inc., at (866) 390-5113

Costello-CG VIP

DWS LEGG MASON AGGRESSIVE GROWTH VIP

DWS VARIABLE SERIES II

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

345 Park Avenue, 27th Floor, New York, New York 10154

4.00 p.m., Eastern time, on October 31, 2006

PROXY CARD

280 Oser Avenue

Hauppauge, NY 11788-3610

The undersigned hereby appoint(s) Patricia DeFilippis, John Millette, Caroline Pearson and Phil Collora and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of Special Meeting and the related Proxy Statement/Prospectus is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

999 9999 9999 999

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	CG_VIP_16804 WAVE III-A

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET Log on to: https://vote.proxy-direct.com Follow the on-screen instructions available 24 hours	VOTE BY PHONE Call 1-866-241-6192 Follow the recorded instructions available 24 hours	VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope	VOTE IN PERSON Attend Shareholder Meeting 345 Park Avenue, 27th Floor New York, NY 10154 on October 31, 2006

If you vote on the Internet or by telephone, you need not return this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ■

VOTE ON PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization which contemplates the transfer of all of the assets of DWS Legg Mason Aggressive Growth VIP to DWS Capital Growth VIP, in exchange for shares of DWS Capital Growth VIP and the assumption by DWS Capital Growth VIP of all liabilities of DWS Legg Mason Aggressive Growth VIP, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of DWS Legg Mason Aggressive Growth VIP in complete liquidation of DWS Legg Mason Aggressive Growth VIP.	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date

[        ]

[        ]

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

DWS JANUS GROWTH OPPORTUNITIES VIP

DWS VARIABLE SERIES II

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

345 Park Avenue, 27th Floor, New York, New York 10154

4:00 p.m., Eastern time, on October 31, 2006

PROXY CARD

280 Oser Avenue

Hauppauge, NY 11788-3610

The undersigned hereby appoint(s) Patricia DeFilippis, John Millette, Caroline Pearson and Phil Collora, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of Special Meeting and the related Proxy Statement/Prospectus is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

999 9999 9999 999

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	CG_VIP_16804 WAVE III-B

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET Log on to: https://vote.proxy-direct.com Follow the on-screen instructions available 24 hours	VOTE BY PHONE Call 1-866-241-6192 Follow the recorded instructions available 24 hours	VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope	VOTE IN PERSON Attend Shareholder Meeting 345 Park Avenue, 27th Floor New York, NY 10154 on October 31, 2006

If you vote on the Internet or by telephone, you need not return this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ■

VOTE ON PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization which contemplates the transfer of all of the assets of DWS Janus Growth Opportunities VIP to DWS Capital Growth VIP, in exchange for shares of DWS Capital Growth VIP and the assumption by DWS Capital Growth VIP of all liabilities of DWS Janus Growth Opportunities VIP, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of DWS Janus Growth Opportunities VIP in complete liquidation of DWS Janus Growth Opportunities VIP.	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date

[ ]
[ ]

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

DWS OAK STRATEGIC EQUITY VIP DWS VARIABLE SERIES II PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS 5 Park Avenue, 27th Floor, New York, New York 10154 4:00 p.m., Eastern time, on October 19, 2006	PROXY CARD

280 Oser Avenue

Hauppauge, NY 11788-3610

The undersigned hereby appoint(s) Patricia DeFilippis, John Millette, Caroline Pearson and Phil Collora, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of Special Meeting and the related Proxy Statement/Prospectus is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

999 9999 9999 999

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	CG_VIP_16804 WAVE III-C

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET Log on to: https://vote.proxy-direct.com Follow the on-screen instructions available 24 hours	VOTE BY PHONE Call 1-866-241-6192 Follow the recorded instructions available 24 hours	VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope	VOTE IN PERSON Attend Shareholder Meeting 345 Park Avenue, 27th Floor New York, NY 10154 on October 31, 2006

If you vote on the Internet or by telephone, you need not return this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ■

VOTE ON PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization which contemplates the transfer of all of the assets of DWS Oak Strategic Equity VIP to DWS Capital Growth VIP, in exchange for shares of DWS Capital Growth VIP and the assumption by DWS Capital Growth VIP of all liabilities of DWS Oak Strategic Equity VIP, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of DWS Oak Strategic Equity VIP in complete liquidation of DWS Oak Strategic Equity VIP.	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date

[ ]
[ ]

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

Filed pursuant to Rule 497(b)

File no. 333-136422

STATEMENT OF ADDITIONAL INFORMATION

DWS VARIABLE SERIES I

DWS INTERNATIONAL VIP

Two International Place

Boston, MA 02112

This statement of additional information is not a prospectus, but should be read in conjunction with the prospectus/proxy Statement dated September 28, 2006 for the special meeting of shareholders of DWS Templeton Foreign Value VIP (“Templeton Foreign Value VIP”), a series of DWS Variable Series II, to be held on October 31, 2006, into which this statement of additional information is hereby incorporated by reference. Copies of the prospectus/proxy statement may be obtained at no charge by contacting your insurance company or by calling the corresponding Fund at 1-800-621-1048, or from the firm from which this statement of additional information was obtained, and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov).

Further information about DWS International VIP (“International VIP”), a series of DWS Variable Series I, is contained in International VIP’s statement of additional information dated May 1, 2006, as supplemented from time to time, for Class A shares and Class B shares, which is attached to this statement of additional information as Exhibit A. The audited financial statements and related independent registered public accounting firm’s report for International VIP contained in the annual report to shareholders for the fiscal year ended December 31, 2005 and the unaudited financial statements contained in the semiannual report to shareholders for the six-month period ended June 30, 2006 are incorporated herein by reference. No other parts of the annual or semiannual reports to shareholders are incorporated by reference herein.

The unaudited pro forma financial statements required by Rule 11-01 of Regulation S-X have been omitted pursuant to Item 14 of Form N-14, which permits such omission if the net asset value of the fund to be acquired does not exceed 10% of the acquiring fund’s net asset value as of a specified date within 30 days prior to the filing of the registration statement. As of July 31, 2006 the net asset value of Templeton Foreign Value VIP did not exceed 10% of the net asset value of International VIP.

The date of this statement of additional information is September 28, 2006.

1

Exhibit A

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

CLASS A AND B SHARES

DWS VARIABLE SERIES I

(formerly SCUDDER VARIABLE SERIES I)

Two International Place, Boston, Massachusetts 02110

1-800-778-1482

This combined Statement of Additional Information is not a prospectus. It should be read in conjunction with the applicable prospectuses of DWS Variable Series I (the “Fund”) dated May 1, 2006, as amended from time to time. The prospectuses may be obtained without charge from the Fund by calling the toll-free number listed above, and is also available along with other related materials on the Securities and Exchange Commission Internet Web site (http://www.sec.gov). The prospectus is also available from Participating Insurance Companies.

DWS Variable Series I offers a choice of seven portfolios (each a “Portfolio,” collectively, the “Portfolios”), to holders of certain variable life insurance and variable annuity contracts offered by Participating Insurance Companies.

The seven portfolios are:

MONEY MARKET VIP (formerly MONEY MARKET PORTFOLIO)

DWS BOND VIP (formerly BOND PORTFOLIO)

DWS GROWTH & INCOME VIP (formerly GROWTH AND INCOME PORTFOLIO)

DWS CAPITAL GROWTH VIP (formerly CAPITAL GROWTH PORTFOLIO)

DWS GLOBAL OPPORTUNITIES VIP (formerly GLOBAL DISCOVERY PORTFOLIO)

DWS INTERNATIONAL VIP (formerly INTERNATIONAL PORTFOLIO)

DWS HEALTH CARE VIP (formerly HEALTH SCIENCES PORTFOLIO)

i

INVESTMENT RESTRICTIONS

The following fundamental policies may not be changed with respect to any Portfolio without the approval of the majority of outstanding voting securities of that Portfolio which, under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Portfolio. Any investment restrictions which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio.

As a matter of fundamental policy, the Fund may not on behalf of any Portfolio:

1.	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	For all Portfolios (except DWS Health Care VIP): concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4.	purchase physical commodities or contracts relating to physical commodities;

5.	engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

6.	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s ownership of securities; or

7.	make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Other Investment Policies. The Board of Trustees of the Fund has voluntarily adopted policies and restrictions which are observed in the conduct of the Fund’s affairs. These represent intentions of the Board based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without prior notice to or approval of shareholders.

As a matter of nonfundamental policy, the Fund currently does not intend on behalf of the indicated Portfolio(s):

1.	For Money Market VIP: to borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

2.	For all Portfolios (except Money Market VIP): to borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Portfolio’s registration statement which may be deemed to be borrowings;

3.	For all Portfolios (except Money Market VIP and DWS Bond VIP): to enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

4.	For all Portfolios (except Money Market VIP): to purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Portfolio may obtain such short-term credits as may be necessary for the clearance of securities transactions;

5.	For all Portfolios (except Money Market VIP): to purchase options, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

6.	For all Portfolios (except Money Market VIP and DWS Bond VIP): to enter into futures contracts or purchase options thereon, unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Portfolio and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Portfolio’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, and in-the-money amount may be excluded in computing the 5% limit;

7.	For Bond VIP: to invest more than 15% of its total assets in futures contracts and interest rate swaps contracts based on the notional amount of the contracts;

8.	For all Portfolios (except Money Market VIP): to purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Portfolio’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

9.	For all Portfolios (except Money Market VIP): to lend portfolio securities in an amount greater than 33 1/3% of its total assets;

10.	For Money Market VIP: to lend portfolio securities in an amount greater than 5% of its total assets; and

11.	For Money Market VIP: to invest more than 10% of total assets in non-affiliated registered investment companies.

12.	For all portfolios (except Money Market VIP): acquire securities of registered, open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940, as amended.

“Value” for the purposes of all investment restrictions shall mean the value used in determining a Portfolio’s net asset value. (See “NET ASSET VALUE.”)

Master/feeder Fund Structure

The Fund’s Board of Trustees has the discretion with respect to each Portfolio to retain the current distribution arrangement for the Portfolio while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

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Money Market VIP. Money Market VIP seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income.

Money Market VIP purchases US Treasury bills, notes and bonds; obligations of agencies and instrumentalities of the US Government; domestic and foreign bank certificates of deposit; variable and floating rate instruments; bankers’ acceptances; finance company and corporate commercial paper; and repurchase agreements and corporate obligations. Investments are limited to those that are US Dollar-denominated and at the time of purchase are rated, or judged by the Advisor, subject to the supervision of the Trustees, to be equivalent to those rated high quality (i.e., rated in the two highest short-term rating categories) by any two nationally-recognized statistical rating services such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”). In addition, the Advisor seeks through its own credit analysis to limit investments to high quality instruments presenting minimal credit risks. Securities eligible for investment by Money Market VIP which are rated in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating service has issued a rating with respect to that security) are known as “first tier securities.” Securities eligible for investment by Money Market VIP rated in the top two categories which are not first tier securities are known as “second tier securities.” Investments in commercial paper and finance company paper will be limited to securities which, at the time of purchase, will be rated A-1 or A-2 by S&P or Prime 1 or Prime 2 by Moody’s or the equivalent by any nationally-recognized statistical rating service or judged to be equivalent by the Advisor. Obligations which are subject to repurchase agreements will be limited to those of the type and quality described above. Money Market VIP may also hold cash. Shares of the Portfolio are not insured by an agency of the US Government. Securities and instruments in which the Portfolio may invest may be issued by the US Government, its agencies and instrumentalities, corporations, trusts, banks, finance companies and other business entities.

Money Market VIP may invest in bankers’ acceptances of large domestic or foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion) including foreign branches of such domestic banks, which involve different risks than those associated with investments in certificates of deposit of domestic banks, and of smaller banks as described below. The Portfolio will invest in US dollar-denominated certificates of deposit and bankers’ acceptances of foreign banks if such banks meet the stated qualifications. Although the Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit and bankers’ acceptances issued by foreign banks and foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investments in certificates of deposit and bankers’ acceptances issued by domestic banks. (See “Foreign Securities” in this Statement of Additional Information for further risks of foreign investment.)

Money Market VIP may also invest in certificates of deposit issued by banks and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will the Portfolio hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Portfolio’s assets (taken at current value) are invested in certificates of deposit of such banks.

The assets of Money Market VIP consist entirely of cash items and investments having a remaining maturity date of 397 calendar days or less from date of purchase. The Portfolio will be managed so that the average maturity of all instruments in the portfolio (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Portfolio’s investments varies according to the Advisor’s appraisal of money market conditions.

The Portfolio may invest more than 5% but not more than 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Portfolio may not make more than one such investment at any time. The Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Portfolio. Further, the Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Portfolio.

DWS Bond VIP. DWS Bond VIP seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.

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DWS Growth & Income VIP. DWS Growth & Income VIP seeks long-term growth of capital, current income and growth of income. The portfolio may invest up to 25% of its total assets in foreign securities.

DWS Capital Growth VIP. DWS Capital Growth VIP seeks to maximize long-term capital growth through a broad and flexible investment program.

The Portfolio, as a matter of nonfundamental policy, may invest up to 20% of its net assets in intermediate to longer term debt securities. Generally, these securities will be in the top four grades of credit quality (i.e. BBB/Baa and above). In order to reduce risk, as market or economic conditions periodically warrant, the Portfolio may also invest up to 25% of its assets in short-term debt instruments. The Portfolio’s intermediate to longer-term debt securities may also include those which are rated below investment grade as long as no more than 5% of its net assets are invested in such securities. While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign equity securities.

Should the rating of any security held by the Portfolio be downgraded after the time of purchase, the Advisor will determine whether it is in the best interest of the Portfolio to retain or dispose of the security.

DWS Global Opportunities VIP. DWS Global Opportunities VIP seeks above-average capital appreciation over the long term. The Portfolio may purchase investment-grade bonds, those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, of equivalent quality as determined by the Advisor.

The Portfolio invests in no less than five foreign countries; provided that, (i) if foreign securities comprise less than 80% of the value of the Portfolio’s net assets, the Portfolio shall invest in no less than four foreign countries; (ii) if foreign securities comprise less than 60% of the value of the Portfolio’s net assets, the Portfolio shall invest in no less than three foreign countries; (iii) if foreign securities comprise less than 40% of the value of the Portfolio’s net assets, the Portfolio shall invest in no less than two foreign countries; and (iv) if foreign securities comprise less than 20% of the value of the Portfolio’s net assets the Portfolio may invest in a single foreign country.

The Portfolio shall invest no more than 20% of the value of its net assets in securities of issuers located in any one country; provided that an additional 15% of the value of the Portfolio’s net assets may be invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom and Germany; and provided further that 100% of the Portfolio’s assets may be invested in securities of issuers located in the United States. The Portfolio will limit investments in securities of issuers located in Eastern Europe to 5% of its total assets.

DWS International VIP. DWS International VIP seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio typically will invest in companies in at least three different countries, excluding the United States.

Under exceptional economic or market conditions abroad, the Portfolio may temporarily, until normal conditions return, invest all or a major portion of its assets in Canadian or US Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States.

DWS Health Care VIP. Under normal circumstances, DWS Health Care VIP seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. The Portfolio “concentrates,” for purposes of the 1940 Act, its assets in securities related to a particular industry or group of related industries, which means that at least 25% of its net assets will be invested in these assets at all times.

A security will be considered appropriate for the Portfolio if at least 50% of its total assets, revenues, or net income is related to or derived from the industry or industries designated for the Portfolio. DWS Health Care VIP may invest up to 20% of total assets in debt securities, including bonds of private issuers. The Portfolio may invest up to 20% of its total assets in US Treasury securities, and agency and instrumentality obligations.

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Temporary Defensive Policy. For temporary defensive purposes, each Portfolio may invest, without limit, in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. In such a case, a Portfolio would not be pursuing, and may not achieve, its investment objective.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Policies

DWS Variable Series I is an open-end, registered management investment company established as a Massachusetts business trust. The Fund is a series fund consisting of seven diversified portfolios: Money Market VIP, DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS Health Care VIP and DWS International VIP: (individually or collectively hereinafter referred to as a “Portfolio” or the “Portfolios”). Additional portfolios may be created from time to time. The Fund is intended to be the funding vehicle for variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies”) to be offered to the separate accounts of certain life insurance companies (“Participating Insurance Companies”).

Except for Money Market VIP, which does not offer separate classes of shares, two classes of shares of each Portfolio of the Fund are currently offered through Participating Insurance Companies. Class A shares are offered at net asset value and are not subject to a Rule 12b-1 Distribution Plan. Class B shares are offered at net asset value and are subject to a Rule 12b-1 Distribution Plan.

Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a vote of shareholders. There is no assurance that the objectives of any Portfolio will be achieved.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage (such as short selling, hedging, etc.) or a financial instrument which a Portfolio may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), in its discretion, might, but is not required to, use in managing each Portfolio’s assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Portfolios but not for all investment companies advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio but, to the extent employed, could from time to time have a material impact on the Portfolio’s performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein, and in the Portfolio’s applicable prospectus.

Borrowing. As a matter of fundamental policy, each Portfolio (except Money Market VIP) will not borrow money, except as permitted under the 1940 Act, and as interpreted by regulatory authority having jurisdiction, from time to time. While the Trustees do not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a Portfolio’s volatility and the risk of loss in a declining market. Borrowing by a Portfolio will involve special risk considerations. Although the principal of a Portfolio’s borrowings will be fixed, the Portfolio’s assets may change in value during the time that a borrowing is outstanding, thus increasing exposure to capital risk.

Asset-Backed Securities. Asset backed securities may include pools of mortgages (“mortgage-backed securities”), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a Portfolio’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately. Asset-backed securities present certain risks that are not presented by mortgage-backed

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securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Asset-Indexed Securities. DWS Health Care VIP may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. The Portfolio will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The Portfolio may purchase asset-indexed securities to the extent permitted by law.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Portfolios may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although the Portfolios recognize that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Portfolio will not benefit from insurance from the Bank Insurance

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Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund’s limitation on investments in illiquid securities.

Collateralized Mortgage Obligations (“CMOs”). CMOs are hybrids between a mortgage-backed bond and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities.

Common Stocks. DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Portfolios may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP may each invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Portfolio may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tends to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or

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exchange feature, the market values of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”).

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

Depositary Receipts. DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP may each invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the DWS Growth & Income VIP, DWS Capital Growth VIP and DWS International VIP investment policies, the Portfolios’ investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a Portfolio avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

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Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. DWS Bond VIP may invest in all types of direct debt investments, but among these investments the Portfolio currently intends to invest primarily in direct loans and trade claims.

When the Portfolio participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company’s management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior-obligations in an issuer’s capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers. Trade claims typically may sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. The Portfolio will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of the Portfolio’s investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which the Portfolio invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Portfolio’s ability to dispose of them when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Portfolio to assign a value of these instruments for purposes of valuing the Portfolio’s portfolio and calculating its net asset value. In order to lessen liquidity risk, the Portfolio anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the Portfolio’s net assets to be illiquid. Trade claims may also present a tax risk to the Portfolio. The Portfolio will not invest in trade claims if it effects the Portfolio’s qualification as a regulated investment company under Subchapter M of the Internal Revenue Code.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a Portfolio to a bank or broker/dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

Each Portfolio will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. The Portfolios will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as amended, as borrowings of each Portfolio because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to the Portfolio. For example, while a Portfolio receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Portfolio, thereby effectively charging the Portfolio interest on its

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borrowing. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that each Portfolio’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Eurodollar Instruments. Each Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

FHLMC Collateralized Mortgage Obligations. Federal Home Loan Mortgage Corporation (“FHLMC”) CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates (“PCs”), payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Portfolio may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Portfolio may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

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The strength or weakness of the U.S. dollar against these currencies is responsible for part of a Portfolio’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer. A Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a Portfolio will invest in foreign fixed income securities based on the Advisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor’s analysis rather than upon published ratings, achievement of a Portfolio’s goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a Portfolio, and thus the net asset value of a Portfolio’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio’s investments in fixed income securities are denominated with respect to the US dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio’s investments in foreign fixed income securities, and the extent to which a Portfolio hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio.

Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable

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to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Investment. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP and DWS International VIP may each invest, except as applicable to debt securities generally, in US dollar-denominated foreign debt securities (including those issued by the Dominion of Canada and its provinces and other debt securities which meet the criteria applicable to the Portfolio’s domestic investments), and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by the Advisor. DWS Bond VIP may invest up to 25% of its assets in non-US dollar-denominated foreign debt securities. DWS Growth & Income VIP may invest up to 25% of its assets in non-US dollar denominated equity securities of foreign issuers. DWS Capital Growth VIP may invest up to 25% of its assets, and DWS Global Opportunities VIP and DWS International VIP may invest without limit, in non-US dollar-denominated equity securities of foreign issuers.

Foreign Securities. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund’s assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

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Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund’s securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund’s identification of such condition until the date of the SEC action, a fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund’s Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

High Yield/High Risk Bonds. DWS Bond VIP, DWS Capital Growth VIP and DWS Global Opportunities VIP may also purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Ba by Moody’s or below BB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest.

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See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Portfolio may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Portfolio’s ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Portfolio’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A Portfolio’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the

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security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Portfolio may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an “underwriter” for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio’s decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.

Indexed Securities. DWS Bond VIP may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a Portfolio may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

Interfund Borrowing and Lending Program. The Fund, on behalf of each Portfolio, has received exemptive relief from the Securities and Exchange Commission (“SEC”) which permits the Portfolios to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight

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and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio, as a matter of nonfundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that a Portfolio (except Money Market VIP) may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment Company Securities. Each Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. Each Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their Net Asset Value (“NAVs”). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the S&P 500. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. DWS Bond VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS Growth & Income VIP, DWS Health Care VIP and DWS International VIP may each purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as

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investment-grade characteristics. To the extent that a Portfolio invests in higher-grade securities, a Portfolio will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. Each Portfolio may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust and DWS Trust Company, or one or more future entities for which Deutsche Asset Management acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Portfolio in shares of the Central Funds will be in accordance with the Portfolio’s investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Portfolio’s ability to manage Uninvested Cash.

Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that the Portfolio’s aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The DWS Health Care VIP may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Portfolio’s portfolio as its assets increase (and thus have a more limited effect on the Portfolio’s performance).

Lending of Portfolio Securities. Each Portfolio (except Money Market VIP) may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a portfolio. A portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by a portfolio at any time, and (d) a portfolio receives reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a portfolio’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event

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occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a portfolio may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of the Fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Money Market VIP effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Fund’s Board has approved policies established by the Fund’s Advisor reasonably calculated to prevent the Fund’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Fund’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Fund’s portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Mortgage-Backed Securities and Mortgage Pass-Through Securities. DWS Bond VIP, DWS Global Opportunities VIP and DWS Growth & Income VIP may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates will often lead to a faster rate of repayment of the underlying mortgages, and expose the Portfolios to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Portfolios, the prepayment right will tend to limit to some degree the increase in net asset value of the Portfolios because the value of the mortgage-backed securities held by the Portfolios may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

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When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their volatility, affecting the price volatility of the Fund’s shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities such as securities issued by the “GNMA” are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned US Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Portfolio shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the US Government) include Fannie Mae and the “FHLMC.” Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any governmental agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the US Government.

FHLMC is a corporate instrumentality of the US Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues PCs which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolios’ investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Portfolios’ quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Other Mortgage-Backed Securities. The Advisor expects that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-

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collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. DWS Bond VIP will not purchase mortgage-backed securities or any other assets which, in the opinion of the Advisor, are illiquid if, as a result, more than 15% of the value of the Portfolio’s net assets will be illiquid. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Portfolio’s investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

Mortgage Dollar Rolls. DWS Bond VIP may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Municipal Obligations. DWS Bond VIP may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are “notes” and “bonds.” Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the FHA under Fannie Mae or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund.

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Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for a Portfolio may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (“demand obligations”). Demand obligations are considered for a Portfolio’s purposes to mature at the demand date.

There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Portfolio. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a Portfolio are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. A Portfolio believes that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

For the purpose of a Portfolio’s investment restrictions, the identification of the “issuer” of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

DWS Bond VIP may acquire municipal obligations when, due to disparities in the debt securities markets, the anticipated total return on such obligations is higher than that on taxable obligations. DWS Bond VIP has no current intention of purchasing tax-exempt municipal obligations that would amount to greater than 5% of the Portfolio’s total assets.

Participation Interests. A Portfolio may purchase from financial institutions participation interests in securities in which a Portfolio may invest. A participation interest gives a Portfolio an undivided interest in the security in the proportion that a Portfolio’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of

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comparable quality to those instruments in which a Portfolio may invest. For certain participation interests, a Portfolio will have the right to demand payment, on not more than seven days’ notice, for all or any part of a Portfolio’s participation interests in the security, plus accrued interest. As to these instruments, a Portfolio generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

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Other Asset-Backed Securities. The securitization techniques used to develop mortgaged-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM (“CARS(SM)”). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. DWS Bond VIP will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.

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DWS Bond VIP may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual interest in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require DWS Bond VIP to dispose of any then existing holdings of such securities.

Real Estate Investment Trusts (“REITs”). DWS Bond VIP, DWS Growth & Income VIP, DWS Global Opportunities VIP and DWS Health Care VIP may each invest in REITs. REITs are sometimes informally categorized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Equity REITs may also realize capital gains by selling properties that have appreciated in value. Changes in interest rates may also affect the value of a Portfolio’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market prices of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of a Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. On behalf of a Portfolio, the Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell

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the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Portfolio, the Fund seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. Each Portfolio may enter into “reverse repurchase agreements,” which are repurchase agreements in which a Portfolio, as the seller of the securities, agrees to repurchase such securities at an agreed upon time and price. The Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements. Each Portfolio will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Portfolio assets and its yield.

Section 4(2) Paper. Subject to its investment objectives and policies, the Fund, on behalf of the Money Market VIP, may invest in commercial paper issued under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Fund also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Fund’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the Fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. On behalf of the Money Market VIP, the Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund’s ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund and affect its share price.

Securities Index Options. DWS Bond VIP, DWS Capital Growth VIP and DWS International VIP may each purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio’s securities. Options on securities indexes are similar to options on stock except that the settlement is made in cash. (See “Strategic Transactions and Derivatives.”)

Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date, multiplied by (ii) a fixed “index multiplier.” In exchange for undertaking the obligation to make such cash payment, the writer of the securities index option receives a premium.

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A securities index fluctuates with changes in the market values of the securities so included. Some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indexes are currently traded on exchanges including the Chicago Board Options Exchange, Philadelphia Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities holdings of a Portfolio will not exactly match the composition of the securities indexes on which options are written. In addition, the purchase of securities index options involves essentially the same risks as the purchase of options on futures contracts. The principal risk is that the premium and transactions costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is written. Options on securities indexes also entail the risk that a liquid secondary market to close out the option will not exist, although a Portfolio will generally only purchase or write such an option if the Advisor believes the option can be closed out.

Securities with Put Rights. On behalf of Money Market VIP, the Fund may enter into put transactions with respect to obligations held in its portfolio with broker/dealers pursuant to a rule under the 1940 Act and with commercial banks.

The right of the Portfolio to exercise a put is unconditional and unqualified. A put is not transferable by the Portfolios, although the Portfolio may sell the underlying securities to a third party at any time. If necessary and advisable, the Portfolio may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities). The Portfolio expects, however, that puts generally will be available without the payment of any direct or indirect consideration.

The Portfolio may enter into puts only with banks or broker/dealers that, in the opinion of the Advisor, present minimal credit risks. The ability of the Portfolio to exercise a put will depend on the ability of the bank or broker/dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker/dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio intends to enter into puts solely to maintain liquidity and does not intend to exercise its rights thereunder for trading purposes. The puts will only be for periods of substantially less than the life of the underlying security. The acquisition of a put will not affect the valuation by the Portfolio of the underlying security. The actual put will be valued at zero in determining net asset value of the Portfolio. Where the Portfolio pays directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put. The maturity of an obligation purchased by the Portfolio will not be considered shortened by any put to which such obligation is subject.

Short Sales Against the Box. DWS Health Care VIP may make short sales of common stocks if, at all times when a short position is open, a Portfolio owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales “against the box.” The portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which the Portfolio replaces the borrowed security. The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Portfolio. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Portfolio will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. The Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a Portfolio may enter into short sales against the box.

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Small Company Risk. The Advisor believes that many small companies often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Stock Index Futures. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based. That index is designed to reflect overall price trends in the market for equity securities.

Stock index futures may be used to hedge the equity securities of each of DWS Growth & Income VIP, DWS Capital Growth VIP or DWS International VIP with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, the Fund may seek to protect the value of the equity of a Portfolio’s securities against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the Fund can seek on behalf of a Portfolio to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case. (See “Strategic Transactions and Derivatives.”)

Stripped Zero Coupon Securities. Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRS(TM)”) and Certificate of Accrual on Treasuries (“CATS(TM)”). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The Treasury has facilitated transfers

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of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e. cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Third Party Puts. On behalf of the Money Market VIP, the Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals (not exceeding 397 calendar days) to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to a Portfolio will be that of holding such a long-term bond and the weighted average maturity of a fund’s portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a Portfolio, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund’s portfolio in a manner designed to minimize any adverse impact from these investments.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Trust Preferred Securities. DWS Bond VIP may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Portfolios of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as the Portfolios, would be required to accrue daily for Federal income tax purposes, their share of the stated interest and the de minimis OID on the debentures (regardless of whether a Portfolio receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior

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subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933, as amended, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Portfolios, to sell their holdings.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in a Portfolio’s portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Portfolio’s average portfolio maturity. As a result, a Portfolio’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. Money Market VIP, may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand

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Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. Each Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Warrants. Each Portfolio (except Money Market VIP) may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, the Portfolio would lose the entire purchase price of the warrant.

When-Issued Securities. A Portfolio may from time to time purchase securities on a “when-issued” or “forward delivery” basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is generally fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. When a Portfolio purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income. While such securities may be sold prior to the settlement date, a Portfolio intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A Portfolio will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Global Opportunities VIP may each invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.
Strategic Transactions and Derivatives. The following is applicable to DWS Bond VIP, DWS Growth & Income VIP, DWS Global Opportunities VIP and DWS Health Care VIP. The following is also applicable to DWS Capital Growth VIP and DWS International VIP where specifically noted.

A Portfolio may, but are not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund’s portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

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In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). (DWS Capital Growth VIP and International VIP may only engage in certain Strategic Transactions as specified below). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Portfolio’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Portfolio’s assets (10% for DWS Bond VIP with respect to currency exposure and 15% for DWS Bond VIP with respect to credit default swaps) will be committed to Strategic Transactions entered into for non-hedging purposes.

The Trustees have adopted a policy (which is not fundamental and may be modified by the Trustees without a shareholder vote) that, immediately after the purchase or sale of a futures contract or option thereon, the value of the aggregate initial margin with respect to all futures contracts and premiums on options on futures contracts entered into by a Portfolio will not exceed 5% of the fair market value of the Portfolio’s total assets. Additionally, the value of the aggregate premiums paid for all put and call options held by the Portfolio will not exceed 20% of its total assets. Additionally, the value of the aggregate premiums paid for all put and call options held by a Portfolio will not exceed 20% of its total assets. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Each Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Portfolio, and a Portfolio will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Portfolio.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic

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Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Portfolio’s assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Portfolio’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Portfolio’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that may not be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Portfolio to require the Counterparty to sell the option back to a Portfolio at a formula price within seven days.

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Each Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Portfolio will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Portfolio, and portfolio securities “covering” the amount of a Portfolio’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Portfolio’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio’s income. The sale of put options can also provide income.

Each Portfolio may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be “covered” (i.e., a Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes a Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold.

Each Portfolio may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Portfolio will not sell put options if, as a result, more than 50% of a Portfolio’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price above the market price. DWS Capital Growth VIP and DWS International VIP may write covered call and put options on no more than 5% of each Portfolio’s net assets; the value of the aggregate premiums paid for all put and call options held by each of these Portfolios will not exceed 20% of its total assets.

General Characteristics of Futures. Each Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position. In particular cases, however, when it is economically advantageous to the Portfolio, a long futures position may be terminated (or any option may expire) without the corresponding purchase of securities.

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The portfolios have claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. DWS International VIP may enter into foreign currency futures contracts for hedging purposes. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Each Portfolio (except DWS Bond VIP) will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Portfolio’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. DWS Bond VIP will not invest more than 15% of its total assets in futures contracts and interest rate swaps contracts based on the notional amount of the contracts. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. Each Portfolio (subject to the limitations pertaining to certain Portfolios described below) may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. Each Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor. Each

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Portfolio’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

Each Portfolio generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

Each Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or in which a Portfolio expects to have portfolio exposure.

DWS Bond VIP will limit its currency exposure to 10% of its total assets measured by the market value of non-U.S. dollar holdings netted with the market value of currency forward contracts.

DWS Capital Growth VIP and DWS International VIP may enter into forward currency contracts for hedging purposes. DWS International VIP may enter into foreign currency futures contracts and foreign currency options for hedging purposes. DWS Capital Growth VIP and DWS International VIP do not intend to enter into such forward or futures contracts to protect the value of their portfolio securities on a regular continuous basis, and will not do so if, as a result, a Portfolio will have more than 15% of the value of its total assets committed to the consummation of such contracts; and generally will not enter into a forward or foreign currency futures contract with a term of greater than one year.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio’s portfolio is exposed is difficult to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Portfolio’s securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the “D-mark”), a Portfolio holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the US dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency transaction, a Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

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Combined Transactions. Each Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Portfolios may enter are, currency, and other types of swaps and the purchase or sale of related caps, floors and collars. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed, regular fee. The seller of protection provides the buyer with a contingent exchange that occurs upon a credit event.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. DWS Bond VIP will not invest more than 15% of its total assets in futures contracts and interest rate swaps contracts based on the notional amount of the contracts and will invest in these instruments only for hedging purposes.

DWS Bond VIP may invest up to 15% of its total assets in credit default swaps for both hedging and non-hedging purposes (measured by the notional amount of the contract).

A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value”, of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of “buying” credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Portfolio’s holdings, or “selling” credit protection, i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer. No more than 5% of the Portfolio’s assets may be invested

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in credit default swaps for purposes of buying credit protection on individual securities if the Portfolio does not own the individual security or securities at the time of the investment. Where the Portfolio is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Portfolio currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Portfolio’s restrictions on investing in illiquid securities.

If the Portfolio is a buyer of a credit default swap and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if the Portfolio is a buyer and an event of default occurs, the Portfolio will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Portfolio had invested in the reference obligation directly.

The Portfolio may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the Portfolio is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the Portfolio’s restrictions on investing in illiquid securities.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Portfolio segregate cash or liquid assets with its custodian to the extent a Portfolio’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require the Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires the Portfolio to segregate cash or liquid assets equal to the exercise price.

Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require a Portfolio to hold an amount of that currency or liquid assets denominated in that currency equal to the Portfolio’s obligations or to segregate cash or liquid assets equal to the amount of a Portfolio’s obligation.

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OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating cash or liquid assets if a Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Risks of Specialized Investment Techniques Outside the US. When conducted outside the US, the above described specialized investment techniques may not be regulated as effectively as in the US; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the US of data on which to make trading decisions; (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the US; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US; and (v) lower trading volume and liquidity.

Portfolio Holdings Information

In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, the portfolios may make their portfolio holdings information publicly available on the DWS Funds Web site as described in the portfolios’ prospectuses. The portfolios do not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a portfolio.

The portfolios’ procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a portfolio who require access to this information to fulfill their duties to a portfolio, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking

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agencies, to shareholders in connection with in-kind redemptions, or to other entities if a portfolio has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of a portfolio’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the portfolios’ Trustees must make a good faith determination in light of the facts then known that a portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a portfolio or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the portfolios’ Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each portfolio and information derived therefrom, including, but not limited to, how each portfolio’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a portfolio’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the portfolios’ Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a portfolio’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a portfolio. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a portfolio’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a portfolio from the potential misuse of portfolio holdings information by those in possession of that information.

MANAGEMENT OF THE FUND

Investment Advisor

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. (“Scudder”), not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG. and Scudder changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management (DeAM), is the investment advisor for each Portfolio. Under the supervision of the Board of Trustees of the Fund, DeIM or a subadvisor, with headquarters at 345 Park Avenue, New York, New York, 10154, makes the Portfolios’ investment decisions, buys and sells securities for each Portfolio and conducts research that leads to these purchase and sale decisions. The Advisor manages each Portfolio’s daily investment and business affairs subject to the policies established by the Fund’s Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Fund’s investment advisor or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and DWS Trust

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Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Pursuant to an investment management agreement with each Portfolio (each an “Agreement,” and collectively, the Agreements”), the Advisor acts as each Portfolio’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or both funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as subadvisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that Portfolio.

For all Portfolios except DWS Bond VIP: The current Agreements for all Portfolios, each dated April 5, 2002, were last renewed by the Trustees on September 29, 2005. Each Agreement had an initial term ending September 30, 2002 and continues in effect until September 30, 2006 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund’s Trustees or of a majority of the outstanding voting securities of the respective Portfolio. The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of their assignment.

For DWS Bond VIP: Prior to December 2, 2005, the Advisor served as investment advisor to DWS Bond VIP pursuant to an Investment Management Agreement between the Advisor and DWS Bond VIP (the “Previous Investment Management Agreement”). On December 2, 2005, the Advisor began serving as investment advisor to DWS Bond VIP pursuant to an Amended and Restated Investment Management Agreement, which contains provisions substantially identical to the Previous Investment Management Agreement, except that the Amended and Restated Investment Management Agreement contains a specific provision authorizing the Advisor to delegate some or all of its duties under the Amended and Restated Investment Management Agreement to non-affiliated subadvisors.

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For all Portfolios: Under the Agreements, the Advisor regularly provides the Portfolios with investment research, advice and supervision and furnishes continuously an investment program consistent with the investment objectives and policies of each Portfolio, and determines, for each Portfolio, what securities shall be purchased, what securities shall be held or sold, and what portion of a Portfolio’s assets shall be held uninvested, subject always to the provisions of the Fund’s Declaration of Trust and By-Laws, and of the 1940 Act and to a Portfolio’s investment objectives, policies and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish. The Advisor also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

Under the Agreements, the Advisor also renders significant administrative services (not otherwise provided by third parties) necessary for each Portfolio’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Portfolios (such as the Portfolios’ transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Portfolio’s federal, state and local tax returns; preparing and filing the Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value, monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining each Portfolio’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Portfolio’s operating budget; processing the payment of each Portfolio’s bills; assisting the Fund and the Portfolios in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund and the Portfolios in the conduct of their business, subject to the direction and control of the Trustees.

Pursuant to a sub-accounting and administrator agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company (“SSB”), the Advisor has delegated certain administrative functions to SSB under the fund’s investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the Fund.

For its investment management services, the Advisor receives compensation monthly at the following annual rates, and received the amounts for the years as indicated, from each Portfolio:

Portfolio	% of the average daily net asset values of each Portfolio	2005	2004	2003
Money Market VIP#	0.370%	$199,057	$227,056	$314,670
DWS Bond VIP##	0.475%	865,302	825,230	867,690
DWS Growth & Income VIP*	0.475%	1,335,546	870,770	730,659
DWS Capital Growth VIP**	0.454%	4,421,003	3,322,815	2,927,691
DWS Global Opportunities VIP+	0.975%	2,754,030	2,073,565	1,456,437
DWS International VIP++	0.858%	4,841,891	4,489,153	3,810,737
DWS Health Care VIP+++	0.750%	959,087	925,788	662,973

#	Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent had contractually agreed, for the period January 1, 2005 to April 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Money Market VIP to 0.68%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.68%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
##	Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent had contractually agreed, for the period January 1, 2005 to May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class

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A shares and Class B shares (DWS Bond VIP Class B commenced operations on May 2, 2005) of DWS Bond VIP to 0.71% and 1.11%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS Bond VIP to 0.58% and 0.95%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

*	Through April 29, 2005 the investment management fee for DWS Growth & Income VIP was 0.475% of average daily net assets. Effective April 30, 2005 the investment management fee for the DWS Growth & Income VIP is calculated according to the following schedule: 0.475% of average daily net assets on the first $250 million, 0.450% of average daily net assets on the next $750 million and 0.425% of average daily net assets in excess of $1 billion. For the period from January 1, 2005 through April 30, 2005, the Advisor contractually agreed to waive a portion of its fee to the extent necessary to maintain the operating expenses of Class A shares and Class B shares of DWS Growth & Income VIP to 1.08%. Also, pursuant to its agreement with DWS Variable Series I, the Advisor has contractually agreed, for the three year period commencing May 1, 2005 through April 30, 2008, to waive a portion of its fee and to reimburse expenses to the extent necessary to maintain total operating expenses of Class A shares and Class B shares of DWS Growth & Income VIP to 0.54% and 0.89%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under these arrangements, the Advisor reimbursed DWS Growth & Income VIP $12,854 for expenses. For the year ended December 31, 2005, the DWS Growth & Income VIP waived a portion of its management fees pursuant to the Management Agreement aggregating $57,047 and the amount charged aggregated $1,278,499, which was equivalent to an annual effective rate of 0.450% of the Portfolio’s average daily net assets.
**	Through April 29, 2005 the investment management fee for the DWS Capital Growth VIP was calculated according to the following schedule: 0.475% of average daily net assets on the first $500 million, 0.450% of average daily net assets on the next $500 million and 0.425% of average daily net assets in excess of $1 billion. As of April 30, 2005 the investment management fee for the DWS Capital Growth VIP is calculated according to the following schedule: 0.475% of average daily net assets on the first $250 million, 0.450% of average daily net assets on the next $750 million and 0.425% of average daily net assets in excess of $1 billion. As a result, the Advisor received compensation at an annual rate of 0.47%, 0.468% and 0.454% for the fiscal years ended December 31, 2003, 2004 and 2005, respectively. For the period from January 1, 2005 through April 30, 2005, the Advisor contractually agreed to waive a portion of its fee to the extent necessary to maintain the operating expenses of Class A shares and Class B shares of DWS Capital Growth VIP to 1.09%. Also, pursuant to its agreement with DWS Variable Series I, the advisor has contractually agreed, for the three-year period commencing May 1, 2005 through April 30, 2008, to waive a portion of its fee and to reimburse expenses to the extent necessary to maintain total operating expenses of Class A shares and Class B shares of DWS Capital Growth VIP to 0.49% and 0.86%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under these arrangements, the Advisor reimbursed DWS Capital Growth VIP $11,870 for expenses. For the year ended December 31, 2005, the DWS Capital Growth VIP waived a portion of its management fees pursuant to the Management Agreement aggregating $31,311 and the amount charged aggregated $4,389,692.
+	The Advisor, the underwriter or the accounting agent have contractually agreed, for the period January 1, 2005 through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 1.24% of average daily net assets for Class A and Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under this arrangement, for the fiscal year ended 2004, the Advisor reimbursed the portfolio $22,685. Under these arrangements, the Advisor reimbursed DWS Global Opportunities VIP $81,355 for expenses. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS Global Opportunities VIP to 1.097% and 1.497%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

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++	The investment management fee for DWS International VIP is calculated according to the following schedule: 0.875% of average daily net assets on the first $500 million and 0.725% of average daily net assets in excess of $500 million. As a result, the Advisor received compensation at an annual rate of 0.875%, 0.87% and 0.858% for the fiscal years ended December 31, 2003, 2004 and 2005, respectively. From September 1, 2004 through December 31, 2004 the Advisor agreed to waive a portion of its fee. The Advisor, the underwriter or the accounting agent have contractually agreed, for the period January 1, 2005 through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 1.37% for Classes A and B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under this arrangement, for the fiscal year ended 2004, the Advisor reimbursed the portfolio $9,159. Under these arrangements, the Advisor reimbursed DWS International VIP $16,354 for expenses. Prior to September 30, 2005, Deutsche Asset Management Investment Services Limited (“DeAMIS”), an indirect wholly owned subsidiary of Deutsche Bank AG, was the subadvisor for the Fund. The subadvisor was paid by the Advisor for its services. Effective October 1, 2005, DeIM performs the services previously performed by DeAMIS. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS International VIP to 1.15% and 1.55%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
+++	The investment management fee for the DWS Health Care VIP is calculated according to the following schedule: 0.750% of average daily net assets on the first $250 million, 0.725% of average daily net assets on the next $750 million, 0.700% of average daily net assets on the next $1.5 billion, 0.680% of average daily net assets on the next $2.5 billion, 0.650% of average daily net assets on the next $2.5 billion, 0.640% of average daily net assets on the next $2.5 billion, 0.630% of average daily net assets on the next $2.5 billion and 0.620% of average daily net assets over $12.5 billion. The Advisor received compensation at an annual rate of 0.750% for each of the fiscal years ended December 31, 2003, 2004 and 2005. The Advisor, the underwriter or the accounting agent have contractually agreed, for the period January 1, 2005 through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 0.95% of average daily net assets for Class A and 1.35% of average daily net assets for Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS Health Care VIP to 1.135% and 1.535%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Under the Agreements, each Portfolio is responsible for all of its other expenses, including clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; taxes and governmental fees; the charges of custodians, transfer agents and other agents; any other expenses, including clerical expenses, of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Fund who are not affiliated with the Advisor; and the cost of preparing and distributing reports and notices to shareholders. The Fund may arrange to have third parties assume all or part of the expense of sale, underwriting and distribution of a Portfolio’s shares. Each Portfolio is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

In addition to payments for investment management services provided by the Advisor, the Trustees, consistent with the Portfolios’ investment management agreements and underwriting agreement, have approved payments to the Advisor and DeAM Investor Services, Inc. for clerical, accounting and certain other services they may provide the Fund or the particular Portfolio. Effective October 1, 1994, the Trustees authorized the elimination of these administrative expenses. Under a new agreement, effective October 1, 1994, the Trustees authorized the Fund, on behalf of each Portfolio, to pay DWS Scudder Fund Accounting Corporation, a subsidiary of the Advisor, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Portfolios.

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In reviewing the terms of the Agreements and in discussions with the Advisor concerning the Agreements, Independent Trustees (as defined in the 1940 Act) of the Fund are represented by independent counsel at the Fund’s expense.

The Agreements provide that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreements.

Each Participating Insurance Company has agreed with the Advisor to reimburse the Advisor for a period of five years to the extent that the aggregate annual advisory fee paid on behalf of all Portfolios with respect to the average daily net asset value of the shares of all Portfolios held in that Participating Insurance Company’s general or separate account (or those of affiliates) is less than $25,000 in any year. It is expected that insurance companies which become Participating Insurance Companies in the future will be required to enter into similar arrangements.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund’s custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as Advisor to other funds with investment objectives and policies similar to those of the Portfolios that may have different distribution arrangements or expenses, which may affect performance.

None of the Officers and Trustees of the Fund may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

The Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names “Scudder,” “DWS Scudder” and “Scudder, Stevens and Clark, Inc.” (together, the “Scudder Marks”). Under this license, the Trust, with respect to the fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust’s investment products and services.

The term “DWS Scudder” is the designation given to the services provided by the Advisor and its affiliates to the DWS Family of Funds.

Subadvisor and Sub-subadvisor — DWS Bond VIP

Prior to December 2, 2005, Deutsche Asset Management Investment Services Limited (“DeAMIS”), an affiliate of Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the investment advisor of the Portfolio, was the subadvisor for the Portfolio. DeAMIS rendered investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments. The Advisor managed all other assets of the Portfolio. DeAMIS provided a full range of international investment advisory services to institutional and retail clients.

On December 1, 2005, Aberdeen Asset Management PLC (“Aberdeen PLC”) acquired from Deutsche Bank AG, the parent company of the Advisor, parts of its asset management business and related assets based in London and Philadelphia. Effective December 1, 2005, DeAMIS became a direct wholly-owned subsidiary of Aberdeen PLC and was renamed Aberdeen Asset Management Investment Services Limited (“AAMISL”), and the individuals at the Advisor’s Philadelphia-based Fixed Income team who managed all or a portion of the assets of the Portfolio became employees of Aberdeen Asset Management Inc. (“AAMI”). AAMI and AAMISL are each a direct wholly-owned subsidiary of Aberdeen PLC and each a registered investment advisor under the Investment Advisers Act of 1940, as amended.

Effective December 2, 2005 and pursuant to a written contract with the Advisor, AAMI became the subadvisor to the Portfolio (the “Aberdeen Subadvisory Agreement”). As subadvisor and pursuant to the Aberdeen Subadvisory Agreement, AAMI may delegate certain of its duties and responsibilities with respect to the services it is contracted to

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provide to the Portfolio. Pursuant to such authority, AAMI has entered into an investment sub-subadvisory agreement with AAMISL to provide investment services to the Portfolio (“Sub-Subadvisory Agreement”).

Under the terms of the Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement, AAMI and AAMISL, respectively, each agree, subject to the supervision and control of the Advisor and the Board (and, in the case of the Sub-Subadvisory Agreement, also subject to the supervision and control of AAMI), to manage the securities and assets of the Portfolio entrusted to it by the Advisor (and, in the case of the Sub-Subadvisory Agreement, entrusted to AAMISL by AAMI), in accordance with the Portfolio’s investment objectives, policies and restrictions.

AAMI is paid for its services by the Advisor, and not the Portfolio, from its fee as investment advisor to the Portfolio. AAMISL is paid for its services by AAMI, and not the Portfolio, from its fee as investment subadvisor to the Portfolio. As compensation for their services under the Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement, the Advisor pays AAMI a fee at the annual rate of 0.29% of the average daily net assets of the Portfolio, computed daily and paid monthly. The subadvisory fee paid by DeIM to AAMI for the period December 2, 2005 to December 31, 2005 was $49,460. AAMI will pay AAMISL a fee for its services at the annual rate of 0.04% of the average daily net assets of the Portfolio, computed daily and paid monthly.

The Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement will each have an initial term of two years (unless sooner terminated) and will each remain in effect from year to year thereafter if approved annually (i) by the Board or by the vote of a “majority of the outstanding voting securities” of the Portfolio, and (ii) by a majority of the Independent Board Members who are not parties to the Agreement, cast in person at a meeting called for such purpose.

AAMISL and AAMI are each obligated to pay all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Portfolio to be borne by the Portfolio or the Trust in connection with the performance of its services). The Portfolio bears certain other expenses incurred in its operation. The services of AAMISL and AAMI are not deemed to be exclusive and nothing in the Aberdeen Subadvisory Agreement or Sub-Subadvisory Agreement prevents AAMISL and AAMI or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objective and policies are similar to those of the Portfolio) or from engaging in other activities.

Under the Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement, AAMISL and AAMI will each be liable (i) if it causes the Portfolio to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instructions provided in writing by the Board or the Advisor, and (ii) for its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the Aberdeen Subadvisory Agreement or the Sub-Subadvisory Agreement.

Compensation of Portfolio Managers. For all portfolio managers, except for a certain senior investment professional managing the high-yield portion of DWS Bond VIP. The portfolios have been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base fixed salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

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To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

•	DWS Scudder’s performance and the performance of Deutsche Asset Management; quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•	Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•	Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and “living the values” of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

For a certain senior investment professional managing the high yield portion of DWS Bond VIP. The portfolio has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. The Portfolio manager and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation. Variable compensation consists of a compensation pool that is determined based on revenues generated by the funds they manage, which are generally impacted by overall investment performance. The compensation pool is shared equally among those senior investment professionals. The compensation structure for these investment professionals is dependent on, among other things, their continuing obligation to fulfill their fiduciary responsibilities to their clients and to “live the values” of the Advisor through adherence to the Advisor’s compliance policies and procedures. This compensation structure creates an incentive to maximize the size of the funds. However, the Advisor has in place controls designed to maintain disciplined growth of the products managed by this team within the capacity constraints of the investment process. The Advisor believes that this compensation structure has been a positive incentive to this team and has contributed to the development of a strong team culture and a risk managed, consistent investment approach that has benefited portfolio shareholders over time. Performance information is provided in the Portfolio’s prospectus.

Remuneration of Personnel for DWS Bond VIP:

The following information applies to the Aberdeen employees of DWS Bond VIP: Aberdeen’s remuneration policy (“Policy”) is designed to reflect the importance of recruiting, retaining and motivating senior executives and portfolio managers of the caliber necessary to maintain and improve Aberdeen’s position in the asset management industry. The Policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. The elements of the Policy as it relates to the Portfolio’s portfolio managers are as follows:

Basic salary. The salaries of all employees are reviewed annually and are determined by reference to external market research. Aberdeen’s Policy is to pay salaries which, when taken together with other benefits, will provide a remuneration package that is reasonable and competitive in the asset management industry. Aberdeen participates in compensation surveys which provide salary comparisons for a range of employees across Aberdeen. Aberdeen also considers information included in other publicly available research and survey results. Staff performance is reviewed formally once a year with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of portfolio managers, to the investment team.

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Annual bonus. The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus plan. The aggregate amount of a cash bonus available in any year is dependent on Aberdeen’s overall performance and profitability. Consideration will also be given to the levels of bonuses paid in the marketplace. Individual awards, payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by Aberdeen’s Remuneration Committee.

Portfolio managers’ bonuses are based on a combination of the investment team’s overall performance, the individual’s performance and the overall performance of Aberdeen. In calculating a portfolio manager’s bonus, Aberdeen takes into consideration the performance of funds managed by the team as well as more subjective issues that benefit Aberdeen. Portfolio manager performance on investment matters is judged over all funds to which the fund manager contributes. Performance is measured against appropriate market indices as well as peer universes over various time periods.

Deferred bonus. A deferred bonus plan exists and is designed to encourage the retention of certain key employees identified as critical to Aberdeen’s achievement of its long-term goals. Deferred bonuses may be in the form of deferred equity in Aberdeen PLC.

Retention and incentives for former Deutsche Asset Management employees. In addition to the Policy, appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset Management businesses, including in some cases participation in the Long Term Incentive Plan. The costs of these arrangements are being borne by both Deutsche Asset Management and Aberdeen.

Conflicts of Interest

In addition, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. AAMI and AAMISL have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for the Portfolio and also for other clients advised by AAMI and AAMISL, including other client accounts managed by the Portfolio’s portfolio management team. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of AAMI and AAMISL may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Portfolio may differ from the results achieved for other clients of AAMI and AAMISL. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by AAMI and AAMISL to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of AAMI and AAMISL in the interest of achieving the most favorable net results to the Portfolio and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

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In some cases, an apparent conflict may arise where AAMI and AAMISL have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, AAMI and AAMISL have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

Portfolio Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the portfolios’ management team (except Money Market VIP) in the applicable portfolio as well as in all DWS Funds as a group (i.e. those funds/portfolios advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the portfolios’ most recent fiscal year end.

Name of Portfolio	Name of Portfolio Manager	Dollar Range of Portfolio Shares Owned		Dollar Range of All DWS Fund Shares Owned
DWS Bond VIP	Andrew P. Cestone	$0		Over $1,000,000
	Gary W. Bartlett	$0		NA
	Warren S. Davis, III	$0		NA
	Thomas J. Flaherty	$0		NA
	J. Christopher Gagnier	$0		NA
	Daniel R. Taylor	$0		NA
	Timothy C. Vile	$0		NA
	William T. Lissenden	$0		NA
	Brett Diment	$0		NA
	Annette Fraser	$0		NA
	Anthony Fletcher	$0		NA
	Nick Hart	$0		NA
	Stephen Ilott	$0		NA
	Ian Winship	$0		NA
	Matthew Cobon	$0		NA

DWS Growth & Income VIP	Theresa Gusman	$0		$100,001-$500,000
	Gregory Y. Sivin	$0		$50,001-$100,000
	Sal Bruno	$0		$100,001-$500,000

DWS Capital Growth VIP	Julie M. Van Cleave	$0	(1)	Over $1,000,000
	Jack A. Zehner	$0	(2)	$50,001-$100,000
	Thomas J. Schmid	$0		$100,001-$500,000

DWS Global Opportunities VIP	Joseph Axtell	$0	(3)	$100,001-$500,000
	Terrence S. Gray	$0	(4)	$500,001-$1,000,000

DWS International VIP	Matthias Knerr	$0		$100,001-$500,000

DWS Health Care VIP	James Fenger	$0		Over $1,000,000
	Leefin Lai	$0	(5)	$100,001-$500,000

(1)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold over $1,000,000 in DWS Capital Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”

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(2)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $1-$10,000 in DWS Capital Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”
(3)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $50,001-$100,000 in DWS Global Opportunities Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”
(4)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $10,001-$50,000 in DWS Global Opportunities Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”
(5)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $10,001-$50,000 in DWS Health Care VIP, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”

Conflicts of Interest

In addition to managing the assets of the portfolios, the portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the portfolios’ most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Bond VIP	Andrew P. Cestone	10	$7,723,974,470	0	$0
	Gary W. Bartlett	8	$3,235,996,266	0	$0
	Warren S. Davis, III	8	$3,235,996,266	0	$0
	Thomas J. Flaherty	8	$3,235,996,266	0	$0
	J. Christopher Gagnier	8	$3,235,996,266	0	$0
	Daniel R. Taylor	8	$3,235,996,266	0	$0
	Timothy C. Vile	8	$3,235,996,266	0	$0
	William T. Lissenden	8	$3,235,996,266	0	$0
	Brett Diment	5	$1,567,938,699	0	$0
	Annette Fraser	5	$1,567,938,699	0	$0
	Anthony Fletcher	5	$1,567,938,699	0	$0
	Nick Hart	5	$1,567,938,699	0	$0
	Stephen Ilott	5	$1,567,938,699	0	$0
	Ian Winship	5	$1,567,938,699	0	$0
	Mathew Cobon	5	$1,567,938,699	0	$0
DWS Growth & Income VIP	Theresa Gusman	10	$5,770,837,190	0	$0
	Gregory Y. Sivin	8	$5,202,479,373	0	$0

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Name of Portfolio	Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
	Sal Bruno		$5,202,479,373	0	$0
DWS Capital Growth VIP	Julie M. Van Cleave	4	$5,095,222,293	0	$0
	Jack A. Zehner	2	$2,352,746,491	0	$0
	Thomas J. Schmid	2	$2,352,746,491	0	$0
DWS Global Opportunities VIP	Joseph Axtell	1	$655,287,684	0	$0
	Terrence S. Gray	4	$2,283,517,603	0	$0
DWS International VIP	Matthias Knerr	4	$2,649,498,511	0	$0
DWS Health Care VIP	James Fenger	1	$248,641,687	0	$0
	Leefin Lai	1	$248,641,687	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Bond VIP	Andrew P. Cestone	0	$0	0	$0
	Gary W. Bartlett	14	$3,939,987,953	0	$0
	Warren S. Davis, III	14	$3,939,987,953	0	$0
	Thomas J. Flaherty	14	$3,939,987,953	0	$0
	J. Christopher Gagnier	14	$3,939,987,953	0	$0
	Daniel R. Taylor	14	$3,939,987,953	0	$0
	Timothy C. Vile	14	$3,939,987,953	0	$0
	William T. Lissenden	14	$3,939,987,953	0	$0
	Brett Diment	27	$1,264,010,618	0	$0
	Annette Fraser	27	$1,264,010,618	0	$0
	Anthony Fletcher	27	$1,264,010,618	0	$0
	Nick Hart	27	$1,264,010,618	0	$0
	Stephen Ilott	27	$1,264,010,618	0	$0
	Ian Winship	27	$1,264,010,618	0	$0
	Mathew Cobon	27	$1,264,010,618	0	$0
DWS Growth & Income VIP	Theresa Gusman	0	$0	0	$0
	Gregory Y. Sivin	0	$0	0	$0

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Name of Portfolio	Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
	Sal Bruno	0	$0	0	$0
DWS Capital Growth VIP	Julie M. Van Cleave	3	$23,911,423	0	$0
	Jack A. Zehner	3	$23,911,423	0	$0
	Thomas J. Schmid	3	$23,911,423	0	$0
DWS Global Opportunities VIP	Joseph Axtell	0	$0	0	$0
	Terrence S. Gray	2	$503,968,813	0	$0
DWS International VIP	Matthias Knerr	5	$46,365,659	0	$0
DWS Health Care VIP	James Fenger	0	$0	0	$0
	Leefin Lai	0	$0	0	$0

Other Accounts Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Bond VIP	Andrew P. Cestone	0	$0	0	$0
	Gary W. Bartlett	153	$17,598,133,380	1	$103,088,903
	Warren S. Davis, III	153	$17,598,133,380	1	$103,088,903
	Thomas J. Flaherty	153	$17,598,133,380	1	$103,088,903
	J. Christopher Gagnier	153	$17,598,133,380	1	$103,088,903
	Daniel R. Taylor	153	$17,598,133,380	1	$103,088,903
	Timothy C. Vile	153	$17,598,133,380	1	$103,088,903
	William T. Lissenden	153	$17,598,133,380	1	$103,088,903
	Brett Diment	93	$23,491,246,957	29	$6,240,384,809
	Annette Fraser	93	$23,491,246,957	29	$6,240,384,809
	Anthony Fletcher	93	$23,491,246,957	29	$6,240,384,809
	Nick Hart	93	$23,491,246,957	29	$6,240,384,809
	Stephen Ilott	93	$23,491,246,957	29	$6,240,384,809
	Ian Winship	93	$23,491,246,957	29	$6,240,384,809
	Mathew Cobon	93	$23,491,246,957	29	$6,240,384,809

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Name of Portfolio	Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Growth & Income VIP	Theresa Gusman	1	$55,902,194	0	$0
	Gregory Y. Sivin	0	$0	0	$0
	Sal Bruno	0	$0	0	$0
DWS Capital Growth VIP	Julie M. Van Cleave	14	$1,279,351,379	0	$0
	Jack A. Zehner	14	$1,279,351,379	0	$0
	Thomas J. Schmid	14	$1,279,351,379	0	$0
DWS Global Opportunities VIP	Joseph Axtell	0	$0	0	$0
	Terrence S. Gray	2	$460,023,303	0	$0
DWS International VIP	Matthias Knerr	4	$844,882,218	0	$0
DWS Health Care VIP	James Fenger	0	$0	0	$0
	Leefin Lai	0	$0	0	$0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the portfolios. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the portfolios and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one portfolio or account, including the following:

•	Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor, including other client accounts managed by a Portfolio’s portfolio management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a Portfolio may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempt to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

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•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the portfolios’ Board.

AMA InvestmentLinkSM Program

Pursuant to an Agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the “AMA”), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in DWS Funds in connection with the AMA InvestmentLinkSM Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833 in connection with these arrangements. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment Advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLinkSM Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLinkSM is a service mark of AMA Solutions, Inc.

Codes of Ethics

The Fund, Advisor and subadvisor, as applicable, and the Fund’s principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Fund and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

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FUND SERVICE PROVIDERS

Principal Underwriter

Pursuant to an underwriting agreement dated September 30, 2002, DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the “Distributor”), an affiliate of the Advisor, is the principal underwriter for the Class A and Class B shares of each Portfolio.

Under the principal underwriting agreement between the Fund and the Distributor, the Fund is responsible for the payment of all fees and expenses in connection with the preparation and filing of any registration statement and prospectus covering the issue and sale of shares, and the registration and qualification of shares for sale with the SEC in the various states, including registering the Distributor as a broker or dealer. The Fund will also pay the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders and any notice, proxy statement, report, prospectus or other communication to shareholders of the Fund, printing and mailing confirmations of purchases of shares, any issue taxes or any initial transfer taxes, a portion of toll-free telephone service for shareholders, wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction), printing and postage of business reply envelopes and a portion of the computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under Federal and state laws, a portion of the toll-free telephone service and of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by the Fund, except with respect to Class B shares, for which a 12b-l Plan is in effect which provides that the Fund shall bear some or all of the distribution related expenses attributable to such shares. The Distributor has entered into agreements with broker-dealers authorized to offer and sell VA contracts and VLI policies on behalf of the Participating Insurance Companies under which agreements the broker-dealers have agreed to be responsible for the fees and expenses of any prospectus, statement of additional information and printed information supplemental thereto of the Fund distributed in connection with their offer of VA contracts and VLI policies.

The Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of Participating Insurance Companies in all states in which a Portfolio or the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value without sales commission or load being charged. The Distributor has made no commitment to acquire shares of any Portfolio.

Each Portfolio (Except DWS Money Market VIP) has adopted a distribution plan under Rule 12b-1 (the “Plan”) that provides for fees payable as an expense of the Class B shares. Under the plan, DWS Variable Series I may make quarterly payments to the distributor as reimbursement for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of .25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by the Fund, on behalf of each Portfolio, of up to 0.25% of the average daily net assets attributable to the Class B shares of a Portfolio. Because 12b-1 fees are paid out of Portfolio assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. In connection with its consideration of the Plan, the Board of Trustees was furnished with drafts of the Plan and related materials, including information related to the advantages and disadvantages of Rule 12b-1 plans currently being used in the mutual fund industry. Legal counsel for the Fund provided additional information, summarized the provisions of the proposed Plan and discussed the legal and regulatory considerations in adopting such Plan.

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Expenses of the Portfolios and of the Distributor in connection with the Rule 12b-1 plan for the Class B shares are set forth below:

Class B Shares	Fiscal Year 2004	Fiscal Year 2005
DWS Bond VIP	*	$427
DWS Growth & Income VIP	$61,944	$104,192
DWS Capital Growth VIP	$49,709	$138,501
DWS Global Opportunities VIP	$45,532	$68,421
DWS International VIP	$70,912	$93,098
DWS Health Care VIP	$40,385	$52,676

*	As of December 31, 2004 DWS Bond VIP did not have any outstanding Class B shares.

The Board considered various factors in connection with its decision as to whether to approve the Plan, including (a) the nature and causes of the circumstances which make implementation of the Plan necessary and appropriate; (b) the way in which the Plan would address those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits; (d) the possible benefits of the Plan to any other person relative to those of the Fund; (e) the effect of the Plan on existing owners of VA contracts and VLI policies; (f) the merits of possible alternative plans or pricing structures; (g) competitive conditions in the variable products industry and (h) the relationship of the Plan to other distribution efforts of the Fund.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under relevant state law and the 1940 Act, the Board determined, in the exercise of its business judgment, that the Fund’s Plan is reasonably likely to benefit the Fund and the VA contract and VLI policy owners in at least one of several ways. Specifically, the Board concluded that the Participating Insurance Companies would have less incentive to educate VA contract and VLI policy owners and sales people concerning the Fund if expenses associated with such services were not paid for by the Fund. In addition, the Board determined that the payment of distribution fees to insurers should motivate them to maintain and enhance the level of services relating to the Fund provided to VA contract and VLI policy owners, which would, of course, benefit such VA contract and VLI policy owners. Further, the adoption of the Plan would likely help to maintain and may lead to an increase in net assets under management given the distribution financing alternatives available through the multi-class structure. The Board also took into account expense structures of other competing products and administrative compensation arrangements between other funds, their advisors and insurance companies that currently are in use in the variable products industry. Further, it is anticipated that Plan fees may be used to educate potential and existing owners of VA contracts and VLI policies concerning the Fund, the securities markets and related risks.

The Board realizes that there is no assurance that the expenditure of Fund assets to finance distribution of Fund shares will have the anticipated results. However, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution expenses of the Fund, it will be able to evaluate the benefit of such expenditures in deciding whether to continue the Plan.

The Plan and any Rule 12b-1-related agreement that is entered into by the Fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Fund’s Board of Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or a Portfolio and who have no financial interest in the operation of the Plan (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement, may be terminated as to Class B shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares of that Portfolio or by vote of a majority of the Independent Trustees. The Plan also provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a Portfolio without the approval of Class B shareholders of that Portfolio.

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Transfer Agent

DWS Scudder Investments Service Company (“DWS-SISC”), 811 Main Street, Kansas City, Missouri 64105-2005, is the transfer and dividend paying agent for the Fund. The Fund reimburses DWS-SISC, or pays directly, for “out-of-pocket” expenses. Such expenses include, but are not limited to: telephone (portion allocable to servicing accounts); postage, overnight service or similar services; stationary and envelopes; shareholder statements, printing and postage; checks, stock supply, printing and postage; data circuits; lease and maintenance of SAIL and Easy Access; forms; microfilm and microfiche; and expenses incurred at the specific direction of the Fund. DWS-SISC receives no fee for its services to the Fund. These expenses will be billed by DWS-SISC to the Fund within the first five (5) business days of each month and will be paid by wire within five (5) business days of receipt.

Certain record-keeping and administrative services that would otherwise be performed by the transfer agent may be performed by the Participating Insurance Company that purchases a Portfolio’s shares, and the Fund or the Advisor (including any affiliate of the Advisor), or both, may pay the Participating Insurance Company for such services.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Funds.

Custodian

Portfolio securities of the Money Market VIP, DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Health Care VIP are held separately, pursuant to a custodian agreement, by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian.

DWS Bond VIP and DWS Health Care VIP only: SSB has entered into agreements with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Investment Advisor, as subcustodian (“DB Subcustodian”) in certain countries. To the extent a Portfolio holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the “Omnibus Account”). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

Portfolio securities of DWS Global Opportunities VIP and DWS International VIP are held separately, pursuant to a custodian agreement, by Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, as custodian.

Independent Registered Public Accounting Firm

The Financial Highlights of the Portfolios included in the Fund’s prospectuses and the Financial Statements incorporated by reference into this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, independent registered public accounting firm, and given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers, LLP audits the financial statements of the Fund and provides other audit, tax, and related services. Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

Legal Counsel

The law firm of Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, is counsel for the Fund and its Independent Trustees.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of the Advisor, computes net asset value for the Portfolios. Money Market VIP pays DWS-SFAC an

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annual fee equal to 0.020% of the first $150 million of average daily net assets, 0.0060% of such assets in excess of $150 million and 0.0035% of such assets in excess of $1 billion, plus holding and transaction charges for this service. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Health Care VIP each pay DWS-SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. DWS Global Opportunities VIP and DWS International VIP each pay DWS-SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service. DWS-SFAC computes net asset value for the Portfolios.

Pursuant to a sub-administration and sub-accounting agreement among the Advisor, DWS-SFAC and SSB, DWS-SFAC has delegated certain fund accounting functions to SSB under each Portfolio’s fund accounting agreement. The costs and expenses of such delegation are borne by DWS-SFAC, not by the Portfolios.

The table below shows the fees paid to DWS-SFAC for the last three fiscal years.

Portfolio	Fiscal 2005	Fiscal 2004	Fiscal 2003
Money Market VIP	$43,702	$36,796	$30,276
DWS Bond VIP	$135,150	$119,718	$78,258
DWS Growth & Income VIP	$93,605	$66,951	$68,392
DWS Capital Growth VIP	$146,442	$119,838	$108,362
DWS Global Opportunities VIP	$226,558	$180,569	$125,625
DWS International VIP	$374,978	$372,264	$326,304
DWS Health Care VIP	$63,666	$72,604	$47,373

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those portfolios for which a sub-investment advisor manages the portfolio’s investments, references in this section to the “Advisor” should be read to mean the Sub-Advisor.

The policy of the Advisor in placing orders for the purchase and sale of securities for the portfolios/funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the portfolios/funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

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It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the portfolios/funds to their customers. However, the Advisor does not consider sales of shares of the portfolios/funds as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolios/funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the portfolios/funds as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolios/funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a portfolio/fund, to cause the portfolio/fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the portfolio/fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the portfolio/fund making the trade, and not all such information is used by the Advisor in connection with such portfolio/fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the portfolio/fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each portfolio/fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a portfolio/fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the portfolio/fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the portfolio/fund.

Deutsche Bank AG or one of its affiliates (or in the case of a subadvisor, the subadvisor or one of its affiliates) may act as a broker for the portfolios/funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the portfolios’/funds’ Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the portfolio/fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

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Money Market VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio did not hold any securities of its regular brokers or dealers.

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Credit Suisse	$2,500
HBOS Plc	$1,500

DWS Bond VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
HSBC Bank Plc	$904
Merrill Lynch	$313
BNP Paribas	$39
Americredit	$37
Doral Financial Corp.	$29

DWS Growth & Income VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Bank of America Corp.	$11,334
Goldman Sachs Group, Inc.	$8,513
Lehman Brothers Holdings, Inc.	$7,970
General Electric Capital Corp.	$5,953
Wachovia Corp.	$5,466
Merrill Lynch	$4,944
Wells Fargo & Co.	$4,020
Zions Bancorp	$2,531
JPMorgan Chase & Co.	$2,498
US Bancorp	$2,059

DWS Capital Growth VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
General Electric Capital Corp.	$37,580
Lehman Brothers Holdings, Inc.	$13,765
Bank of America Corp.	$13,730

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Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Citigroup	$11,841
Goldman Sachs	$11,545
Merrill Lynch	$6,726
Legg Mason	$7,295

DWS Global Opportunities VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Zions Bancorp	$4,352
Macquaire Bank Ltd.	$4,097
Matsui Securities Co., Ltd.	$2,582
Bangkok Bank	$1,710
Alpha Bank AE	$1,562

DWS International VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Banca Intesa SpA	$10,460
Allianz AG	$8,968
BNP Paribas	$8,437
HSBC Holdings PLC	$7,764
Axa	$7,647
Australia & New Zealand Banking Group, Plc	$5,938
Alpha Bank AE	$4,826
Foreningssparbanken AB (Swedbank)	$3,116

DWS Health Care VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio does not hold any securities of its regular brokers or dealers.

The table below shows total brokerage commissions paid by each Portfolio then existing for the last three fiscal years including the most recent fiscal year.

Portfolio	Fiscal 2003	Fiscal 2004	Fiscal 2005
Money Market VIP	$0	$0	$0
DWS Bond VIP	$0	$0	$0
DWS Growth & Income VIP	$141,538	$133,135	$507,380
DWS Capital Growth VIP	$186,147	$265,189	$375,290
DWS Global Opportunities VIP	$209,722	$147,157	$293,518
DWS International VIP	$1,586,007	$1,163,918	$1,215,094
DWS Health Care VIP	$160,579	$237,824	$159.618

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Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less. Higher levels of activity by a Portfolio result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a Portfolio’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Portfolio’s objective. Under the above definition, Money Market VIP will have no portfolio turnover.

Portfolio turnover rates for the two most recent fiscal periods are as follows:

	12/31/04	12/31/05
DWS Bond VIP	223%	187%
DWS Growth & Income VIP	33%	115%
DWS Capital Growth VIP	15%	17%
DWS Global Opportunities VIP	24%	30%
DWS International VIP	73%	59%
DWS Health Care VIP	77%	43%

PURCHASES AND REDEMPTIONS

The separate accounts of the Participating Insurance Companies purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to variable annuity contracts and variable life insurance policies, but only on days on which the Exchange is open for trading. Such purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share, determined as of the close of regular trading on the Exchange (normally 4 p.m. Eastern time) on that same day except that, in the case of Money Market VIP, purchases will not be effected until the next determination of net asset value after federal funds have been made available to the Fund. (See “NET ASSET VALUE.”) Payment for redemptions will be made by State Street Bank and Trust Company or Brown Brothers Harriman & Co., as applicable, on behalf of the Fund and the applicable Portfolios within seven days thereafter. No fee is charged the separate accounts of the Participating Insurance Companies when they redeem Fund shares.

The Fund may, on behalf of a Portfolio, may suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

DIVIDENDS, CAPITAL GAINS AND TAXES

Set forth below is a discussion of certain US federal income tax consequences relating to the ownership of shares in the Portfolios by life insurance companies for the purpose of funding variable life insurance policies. This discussion does not purport to be complete or to deal with all aspects of federal income taxation. It deals only with the status of the Portfolios as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as

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amended (the “Code”) and the application of the diversification rules of Section 817(h) of the Code. This discussion is based upon the present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.

The discussion below is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the Portfolios’ shares will be currently taxed on the Portfolios’ distributions, and on the proceeds of any redemption of the Portfolios’ shares, under the Code rules.

For information concerning the federal tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of a Portfolio, no attempt is made here to particularly describe the tax aspects of an investment in such a Portfolio.

Each Portfolio of the Fund has elected to be treated as a RIC under subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio’s assets consists of cash and cash items, US government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than those of the US Government or other RICs) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses; and (c) distribute to its shareholders with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and, the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent each Portfolio qualifies for treatment as a RIC, it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. Such qualification does not involve governmental supervision or management of investment practices or policy.

If a Portfolio were to fail to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements of Section 817(h) of the Code, described below, with the result that the contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. The excise tax is generally inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts.

A Portfolio’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these

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regulations are imposed on the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each US Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), US Government securities and securities of other regulated investment companies. Failure by a Portfolio to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service (“IRS”) based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. A contract holder’s control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. The Portfolios are not materially narrower in focus than the investment strategies described in more recent IRS rulings in which strategies, such as large company stocks, international stocks, small company stocks, mortgage-based securities, telecommunications stocks and financial services stocks, were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The Regulations proposed by the Treasury Department in the summer of 2004 relating to ss. 817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in the Portfolio, described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as the Portfolios, and such guidance could affect the treatment of the Portfolios described herein, including retroactively.

In the event that additional rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that such Portfolio will not have to change its investment objective or investment policies. A Portfolio’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting, requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

Investment by a Portfolio in “passive foreign investment companies” (“PFICs”) could subject the Portfolio to US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio also may make an election to mark the gains (and to a limited extent the losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio’s taxable

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year. Such gains and losses are treated as ordinary income and loss. A Portfolio may also elect to treat a PFIC as a “qualified electing fund” (“QEF election”), in which case the Portfolio will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Portfolio’s total return.

Money Market VIP

The net investment income of Money Market VIP is determined as of the close of regular trading on the Exchange (normally 4 p.m. Eastern time) on each day on which the Exchange is open for business. All of the net income so determined normally will be declared as a dividend to shareholders of record as of the close of regular trading on such Exchange after the purchase and redemption of shares. Unless the business day before a weekend or holiday is the last day of an accounting period, the dividend declared on that day will include an amount in respect of the Portfolio’s income for the subsequent non-business day or days. No daily dividend will include any amount of net income in respect of a subsequent semi-annual accounting period. Dividends commence on the next business day after the date of purchase. Dividends will be invested in additional shares of the Portfolio at the net asset value per share, normally $1.00, determined as of the first business day of each month unless payment of the dividend in cash has been requested.

Net investment income of Money Market VIP consists of all interest income accrued on portfolio assets less all expenses of the Portfolio and amortized market premium. Accredited market discount is included in interest income. The Portfolio does not anticipate that it will normally realize any long-term capital gains with respect to its portfolio.

Normally Money Market VIP will have a positive net income at the time of each determination thereof. Net income may be negative if an unexpected liability must be accrued or a loss realized. If the net income of the Portfolio determined at any time is a negative amount, the net asset value per share will be reduced below $1.00 unless one or more of the following steps are taken: the Trustees have the authority (1) to reduce the number of shares in each shareholder’s account, (2) to offset each shareholder’s pro rata portion of negative net income from the shareholder’s accrued dividend account or from future dividends, or (3) to combine these methods in order to seek to maintain the net asset value per share at $1.00. The Fund may endeavor to restore the Portfolio’s net asset value per share to $1.00 by not declaring dividends from net income on subsequent days until restoration, with the result that the net asset value per share will increase to the extent of positive net income which is not declared as a dividend.

Should Money Market VIP incur or anticipate, with respect to its portfolio, any unusual or unexpected significant expense or loss which would affect disproportionately the Portfolio’s income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder’s receiving no dividends for the period during which the shares are held and in receiving upon redemption a price per share lower than that which was paid. Similarly, should Money Market VIP incur or anticipate any unusual or unexpected significant income, appreciation or gain which would affect disproportionately the fund’s income for a particular period, the Trustees or the Executive Committee of the Trustees may consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such income, appreciation or gain on the dividend received by existing shareholders. Such actions may reduce the amount of the daily dividend received by existing shareholders.

All Portfolios (except Money Market VIP)

Each Portfolio, except Money Market VIP, intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Portfolio may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Portfolio may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax

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liability. If a Portfolio does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, that Portfolio may be subject to that excise tax.

Each Portfolio, except Money Market VIP, intends to distribute investment company taxable income and any net realized capital gains in April each year. Additional distributions may be made if necessary.

All distributions will be made in shares of a Portfolio. Both dividends and capital gain distributions will be reinvested in additional shares of such a Portfolio unless an election is made on behalf of a separate account to receive dividends and capital gain distributions in cash.

Shareholders of the Portfolios may be subject to state and local taxes on distributions received from such Portfolios and on redemptions of their shares.

Each distribution is accompanied by a brief explanation of the form and character of the distribution.

The Fund is organized as a Massachusetts business trust, and neither the Fund nor the Portfolios are liable for any income or franchise tax in the Commonwealth of Massachusetts providing each Portfolio continues to qualify as a regulated investment company under Subchapter M of the Code.

NET ASSET VALUE

The net asset value of each Portfolio is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for regular trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the net asset value of such class, which is the value of the total assets of each Portfolio attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of each Portfolio because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the

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basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last trade price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

For Money Market VIP. The net asset value of shares of the Portfolio is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

Money Market VIP values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Portfolio’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Portfolio’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Fund believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a the Portfolio’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Portfolio’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

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TRUSTEES AND OFFICERS

DWS Variable Series I

The following table presents certain information regarding the Trustees and Officers of the Trust as of May 1, 2006. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

The following individuals hold the same position with the Fund and the Trust.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 and Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	45

Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	43

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Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Keith R. Fox (1954) Trustee, 1996-present	Managing General Partner, Exeter Capital Partners (private equity funds). Directorships: Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	45

Kenneth C. Froewiss (1945) Trustee 2005-present	Clinical Professor of Finance, NYU Stern School of Business; Director, DWS Global High Income Fund, Inc. (since 2001), DWS Global Commodities Stock Fund, Inc. (since 2004) and The Brazil Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	44

Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	45

Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	43

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Officers2

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Michael Colon[4] (1969) President, 2006-present	Managing Director[3] and Chief Operating Officer, Deutsche Asset Management (since 1999); President DWS Global High Income Fund, Inc. (since April 2006), DWS Global Commodities Stock Fund, Inc. (since April 2006), The Brazil Fund, Inc. (since April 2006), The Korea Fund, Inc. (since April 2006)	n/a

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management	n/a

Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

Patricia DeFilippis(4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Elisa D. Metzger(4) (1962) Assistant Secretary, 2005-present	Director(3), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management	n/a

Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a

John Robbins(4) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo(4) (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

A. Thomas Smith[4] (1956) Chief Legal Officer, 2005-present	Managing Director[3], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher LLP (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)	n/a

[1]	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the officers of the Trust, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

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[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
[3]	Executive title, not a board directorship.
[4]	Address: 345 Park Avenue, New York, New York 10154.

Officer’s Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Michael Colon:	Director and Chief Operating Officer
Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary

Trustees’ Responsibilities. The primary responsibility of the Board of Trustees is to represent the interests of the Fund’s shareholders and to provide oversight of the management of the Fund. Currently, six of the Board’s members are “Independent Trustees;” that is, they are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor.

The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2005, the Trustees conducted over 55 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 17 different days. In addition, various Trustees participated as members of the Board’s Valuation Committee throughout the year. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute’s 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Fund’s independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to their independence. The members of the Audit Committee are Keith R. Fox (Chair), Kenneth C. Froewiss and Jean Gleason Stromberg. The Audit Committee held six meetings during the calendar year 2005.

Nominating/Corporate Governance Committee: The Nominating/Corporate Governance Committee (i) selects and nominates candidates to serve as Independent Trustees*; (ii) oversees all other fund governance-related matters, including Board compensation practices, retirement policies, self-evaluations of effectiveness and allocations of assignments and functions of committees of the Board. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair) and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Trustees) held five meetings during the calendar year 2005.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation

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Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox (Chair), Kenneth C. Froewiss, Henry P. Becton, Jr. (alternate), Dawn-Marie Driscoll (alternate), Jean Gleason Stromberg (alternate) and Carl W. Vogt. Two Valuation Committee members or alternate members, 50% or more which are Independent Trustees, are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee held eight meetings for DWS Global Opportunities VIP and six meetings for all other portfolios for the calendar year 2005.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair) and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held six meetings during the calendar year 2005.

Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the Shareholder Servicing and Distribution Committee are Carl W. Vogt (Chair) and Jean Gleason Stromberg. The Marketing/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six meetings during the calendar year 2005.

Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and (ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Jean Gleason Stromberg and Carl Vogt (Chair). This committee met six times in 2005.

Expense/Operations Committee: The Expense/Operations Committee (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox (Chair) and Kenneth C. Froewiss. The Expense/Operations Committee held six meetings during the calendar year 2005.

*	Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904.

Remuneration. Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2005.

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Name of Trustee	Compensation from DWS Variable Series I	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Fund Complex 2 3 4
Henry P. Becton, Jr.	$11,230	$0	$164,000
Dawn-Marie Driscoll[1]	$13,335	$0	$203,829
Keith R. Fox	$12,291	$0	$184,829
Kenneth C. Froewiss[5]	$3,248	$0	$129,687
Jean Gleason Stromberg	$11,984	$0	$178,549
Carl W. Vogt	$11,073	$0	$162,049

[1]	Includes $19,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.
[2]	For each Trustee, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios. Each Trustee, except Mr. Froewiss, currently serves on the boards of 20 trusts/corporations comprised of 43 funds/portfolios. Mr. Froewiss currently serves on the boards of 23 trusts/corporations comprised of 46 funds/portfolios.
[3]	Aggregate compensation reflects amounts paid to the Trustees, except Mr. Froewiss, for special meetings of ad hoc committees of the Boston Board in connection with the possible consolidation of the various DWS Fund Boards and Funds, meetings for considering Fund expense simplification, and with respect to legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the Funds.
[4]	Aggregate compensation also reflects amounts paid to the Trustees for special meetings of the Boston Board in connection with reviewing the Funds’ rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. These meeting fees were borne by the Advisor.
[5]	Mr. Froewiss was appointed to the Boston Board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the Board.

Trustee Fund Ownership of Independent and Interested Trustees

The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2005.

Name of Trustee	Dollar Range of Securities Owned in DWS Variable Series I	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
Henry P. Becton, Jr.	None	Over $100,000
Dawn-Marie Driscoll	None	Over $100,000
Keith R. Fox	None	Over $100,000
Kenneth C. Froewiss	None	Over $100,000
Jean Gleason Stromberg	None	Over $100,000
Carl W. Vogt	None	Over $100,000

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

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Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.		None
Dawn-Marie Driscoll		None
Keith R. Fox		None
Kenneth C. Froewiss		None
Jean Gleason Stromberg		None
Carl W. Vogt		None

Securities Beneficially Owned

As of April 10, 2006, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.

To the best of the Fund’s knowledge, as of April 10, 2006, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

As of April 10, 2006, 24,385,280.240 shares in the aggregate, or 46.84% of the outstanding shares of Money Market VIP, were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 7,676,447.830 shares in the aggregate, or 14.74% of the outstanding shares of Money Market VIP, were held in the name of Paragon Multi Manager, Saint Louis, MO 63105-3443, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,677,380.660 shares in the aggregate, or 5.14% of the outstanding shares of Money Market VIP, were held in the name of Carillon Life Account, Cincinnati, OH 45201-0179, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,437,864.150 shares in the aggregate, or 12.37% of the outstanding shares of Money Market VIP, were held in the name of Union Cen. Individual Money Market, Cincinnati, OH 45201-0179, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,968,977.133 shares in the aggregate, or 6.50% of the outstanding shares of DWS Bond VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,397,926.716 shares in the aggregate, or 7.92% of the outstanding shares of DWS Bond VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 14,165,375.612 shares in the aggregate, or 46.76% of the outstanding shares of DWS Bond VIP, Class A were held in the name of Lincoln Benefit Life Annuity, Attn: Accounting Financial Control Team, Vernon Hills, IL 60061-1826, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,381,635.598 shares in the aggregate, or 21.07% of the outstanding shares of DWS Bond VIP, Class A were held in the name of Mutual of America, New York, NY 10022-6815, who may be deemed as the beneficial owner of certain of these shares.

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As of April 10, 2006, 77,642.919 shares in the aggregate, or 68.76% of the outstanding shares of DWS Bond VIP, Class B were held in the name of The Manufacturers Life Insurance Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 12,903.444 shares in the aggregate, or 11.43% of the outstanding shares of DWS Bond VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103.3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 22,373.465 shares in the aggregate, or 19.81% of the outstanding shares of DWS Bond VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 5,660,008.525 shares in the aggregate, or 9.64% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,347,938.703 shares in the aggregate, or 10.81% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Mutual of America, New York, NY 10022-6815, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 17,571,044.749 shares in the aggregate, or 29.92% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Mutual of America, Sep. Acct. 2, St. Louis, MO 63122, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,976,093.789 shares in the aggregate, or 11.88% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of PowerV Farmers & Flex Vulnet, Schaumburg, IL 60196-6800, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 11,006,190.466 shares in the aggregate, or 18.74% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Zurich Destination/Farmers Fund, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 4,654,636.028 shares in the aggregate, or 7.93% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Charter Nat. Life Ins. Co.-Horizon, Attn: Accounting Financial Control Team, Vernon Hills, IL 6001-1826, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,609,590.295 shares in the aggregate, or 84.02% of the outstanding shares of DWS Capital Growth VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 365,540.803 shares in the aggregate, or 8.51% of the outstanding shares of DWS Capital Growth VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 268,939.119 shares in the aggregate, or 6.26% of the outstanding shares of DWS Capital Growth VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,604,076.172 shares in the aggregate, or 18.83% of the outstanding shares of DWS Global Opportunities VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 11,229,544.752 shares in the aggregate, or 58.66% of the outstanding shares of DWS Global Opportunities VIP, Class A were held in the name of Zurich Destinations/Farmers Fund, c/o Kilico, Attn: Investment

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Accounting LL-2W, P.O. Box 19097, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,890,003.691 shares in the aggregate, or 9.87% of the outstanding shares of DWS Global Opportunities VIP, Class A were held in the name of Charter Nat. Life Ins. Co-Horizon, Attn: Accounting Financial Control Team, Vernon Hills, IL 60061-1826, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 347,550.495 shares in the aggregate, or 15.62% of the outstanding shares of DWS Global Opportunities VIP, Class B were held in the name of United of Omaha, Attn: Product Accounting & Reporting, Omaha, NE 68175-0001, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,430,863.092 shares in the aggregate, or 64.32% of the outstanding shares of DWS Global Opportunities VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 231,191.232 shares in the aggregate, or 10.39% of the outstanding shares of DWS Global Opportunities VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 204,432.549 shares in the aggregate, or 9.19% of the outstanding shares of DWS Global Opportunities VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 7,794,446.547 shares in the aggregate, or 27.85% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 30,888,802.791 shares in the aggregate, or 11.35% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653.0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,417,173.603 shares in the aggregate, or 5.06% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of PowerV Farmers PowerV & Flex Vulnet, Schaumburg, IL 60196-6800, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 7,867,324.229 shares in the aggregate, or 28.11% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of Zurich Destinations/Farmers Fund, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,606,901.127 shares in the aggregate, or 5.74% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of State Street Bank & Trust, Cust. FBO SVSII Scud Growth & Income, Strategic Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,441,424.321 shares in the aggregate, or 8.72% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of State Street Bank & Trust Cust., FBO SVSII Scudder Growth Strategies Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 421,961.094 shares in the aggregate, or 8.76% of the outstanding shares of DWS Growth & Income VIP, Class B were held in the name of United of Omaha, Attn: Product Accounting & Reporting, Omaha, NE 68175-0001, who may be deemed as the beneficial owner of certain of these shares.

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As of April 10, 2006, 3,236,908.656 shares in the aggregate, or 67.16% of the outstanding shares of DWS Growth & Income VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 519,087.039 shares in the aggregate, or 10.77% of the outstanding shares of DWS Growth & Income VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 595,583.296 shares in the aggregate, or 12.36% of the outstanding shares of DWS Growth & Income VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,699,301.312 shares in the aggregate, or 20.97% of the outstanding shares of DWS Health Care VIP, Class A were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,357,170.265 shares in the aggregate, or 78.43% of the outstanding shares of DWS Health Care VIP, Class A were held in the name of Zurich Destinations/Farmers Fund, c/o Kilico, Attn: Investment Accounting LL-2W, P.O. Box 19097, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,309,391.521 shares in the aggregate, or 74.91% of the outstanding shares of DWS Health Care VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 205,867.990 shares in the aggregate, or 11.78% of the outstanding shares of DWS Health Care VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 229,366.313 shares in the aggregate, or 13.12% of the outstanding shares of DWS Health Care VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,420,904.110 shares in the aggregate, or 6.67% of the outstanding shares of DWS International VIP, Class A were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,642,438.026 shares in the aggregate, or 7.10% of the outstanding shares of DWS International VIP, Class A were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,570,084.220 shares in the aggregate, or 5.01% of the outstanding shares of DWS International VIP, Class A were held in the name of Metlife Inv. USA Sep. Acct. A, Boston, MA 02116-3706, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,578,802.373 shares in the aggregate, or 6.98% of the outstanding shares of DWS International VIP, Class A were held in the name of Mutual of America, New York, NY 10022-6815, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 12,438,593.830 shares in the aggregate, or 24.26% of the outstanding shares of DWS International VIP, Class A were held in the name of Mutual of America, Sep. Acct. 2, Saint Louis, MO 63122, who may be deemed as the beneficial owner of certain of these shares.

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As of April 10, 2006, 4,158,493.415 shares in the aggregate, or 8.11% of the outstanding shares of DWS International VIP, Class A were held in the name of Union Central ESP International, Cincinnati, OH 45201-0179, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 10,702,079.061 shares in the aggregate, or 20.87% of the outstanding shares of DWS International VIP, Class A were held in the name of Zurich Destinations/Farmers Fund, c/o Kilico, Attn: Investment Accounting LL-2W, P.O. Box 19097, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,003,167.883 shares in the aggregate, or 81.33% of the outstanding shares of DWS International VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 316,202.703 shares in the aggregate, or 8.56% of the outstanding shares of DWS International VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 301,368.614 shares in the aggregate, or 8.16% of the outstanding shares of DWS International VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolios, each Portfolio’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Portfolios or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Portfolios against the Portfolios, their directors and officers, the Portfolios’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Portfolios and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Portfolio’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Portfolios’ Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Portfolio’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolios or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Portfolios as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Portfolio’s investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Portfolios.

SHAREHOLDER COMMUNICATIONS

Owners of policies and contracts issued by Participating Insurance Companies for which shares of one or more Portfolios are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements certified by the Portfolios’ independent public accountants. Each

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report will show the investments owned by a Portfolio and the market values thereof as determined by the Trustees and will provide other information about a Portfolio and its operations.

Participating Insurance Companies with inquiries regarding the Fund or its Portfolios may call the Fund’s underwriter, DWS Scudder Distributors, Inc., at 1-800-778-1482 or write DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606-5808.

FUND ORGANIZATION

General

The Portfolios are series of DWS Variable Series I, a Massachusetts business trust established under an Amended and Restated Declaration of Trust dated October 24, 1997, as amended from time to time. The Fund offers seven portfolios: Money Market VIP, DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP.

The Fund may issue an unlimited number of shares of beneficial interest in the Portfolios, all having $.01 par value, which may be divided by the Board of Trustees into classes of shares. The Board of Trustees of the Fund may authorize the issuance of additional classes and additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions. Since the Fund offers multiple Portfolios, it is known as a “series company.” Shares of a Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio and are subject to any preferences, rights or privileges of any classes of shares of the Portfolio. Currently, each Portfolio (except Money Market VIP, which does not offer separate classes of shares) offers two classes of shares: Class A and Class B shares. Shares of each Portfolio have equal noncumulative voting rights except that each Portfolio’s Class A and Class B shares have separate and exclusive voting rights with respect to the Portfolios’ Class A and Class B Rule 12b-1 Plans, respectively. Shares of each class also have equal rights with respect to dividends, assets and liquidation subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Portfolio. Shares of each Portfolio are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Fund is not required to hold annual shareholder meetings and does not intend to do so. However, the Fund will hold special meetings as required or deemed desirable for such purposes as electing Trustees, changing fundamental policies or approving an investment management agreement. Subject to the Declaration of Trust, shareholders may remove Trustees. If shares of more than one Portfolio are outstanding, shareholders will vote by Portfolio and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of Trustees, or when voting by class is appropriate.

The Portfolios generally are not required to hold meetings of their shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of Trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination of a Portfolio or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or Portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Portfolios, or any registration of the Portfolios with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

The activities of the Fund are supervised by its Trustees, who are elected by shareholders. Shareholders have one vote for each share held. Fractional shares have fractional votes.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act, (a) the Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the Trustees have

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been elected by shareholders, and (b) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy `will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of two-thirds of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of a Portfolio stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, each Portfolio has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Fund’s Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Portfolio could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Portfolio and certain amendments of the Declaration of Trust, would not be effected by this provision; nor would matters which under the 1940 Act require the vote of a “majority of the outstanding voting securities” as defined in the 1940 Act. The Fund will vote its shares in each Underlying Fund in proportion to the vote of all other shareholders of each respective Underlying Fund.

The Fund’s Declaration of Trust specifically authorizes the Board of Trustees to terminate any Portfolio or class by notice to the shareholders without shareholder approval.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a portfolio thereof. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Portfolio or the Fund’s Trustees. Moreover, the Declaration of Trust provides for indemnification out of Portfolio property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio and each Portfolio will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Portfolio itself is unable to meet its obligations. It is possible that a Portfolio might become liable for a misstatement regarding another Portfolio. The Trustees of the Fund have considered this and approved the use of a combined Statement of Additional Information for the Portfolios.

The Declaration of Trust provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Fund, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, of reckless disregard of duties involved in the conduct of his or her office.

Shares entitle their holders to one vote per share; however, separate votes will be taken by each Portfolio on matters affecting an individual Portfolio. For example, a change in investment policy for Money Market VIP would be voted upon only by shareholders of Money Market VIP. Additionally, approval of the investment advisory agreement covering a Portfolio is a matter to be determined separately by each Portfolio. Approval by the shareholders of one Portfolio is effective as to that Portfolio. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares

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voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights, and are transferable.

Shareholders have certain rights, as set forth in the Declaration of Trust of the Fund, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of beneficial interest of the Fund.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

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As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com (click on “proxy voting” at the bottom of the page).

ADDITIONAL INFORMATION

The CUSIP number of Money Market VIP is 23338G 844.

The CUSIP number of DWS Bond VIP Class A shares is 23338G 109.

The CUSIP number of DWS Bond VIP Class B shares is 23338G 208.

The CUSIP number of DWS Growth & Income VIP Class A shares is 23338G 703.

The CUSIP number of DWS Growth & Income VIP Class B shares is 23338G 802.

The CUSIP number of DWS Capital Growth VIP Class A shares is 23338G 307.

The CUSIP number of DWS Capital Growth VIP Class B shares is 23338G 406.

The CUSIP number of DWS Global Opportunities VIP Class A shares is 23338G 505.

The CUSIP number of DWS Global Opportunities VIP Class B shares is 23338G 604.

The CUSIP number of DWS International VIP Class A shares is 23338G 869.

The CUSIP number of DWS International VIP Class B shares is 23338G 851.

The CUSIP number of DWS Health Care VIP Class A shares is 23338G 885.

The CUSIP number of DWS Health Care VIP Class B shares is 23338G 877.

Each Portfolio has a December 31 fiscal year end.

The name “DWS Variable Series I” is the designation of the Trustees for the time being under an amended and restated Declaration of Trust dated October 24, 1997, as amended from time to time, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees,

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officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by the Fund’s Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State’s Office in Boston, Massachusetts.

Each Portfolio, through its combined Prospectuses and combined Statement of Additional Information, offers only its own share classes, yet it is possible that one Portfolio might become liable for a misstatement regarding the other Portfolio. The Trustees have considered this, and have approved the use of the Prospectus and Statement of Additional Information.

The Fund’s prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement, and its amendments, for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

FINANCIAL STATEMENTS

The financial statements of DWS Variable Series I are comprised of the following:

Money Market VIP

DWS Bond VIP

DWS Growth & Income VIP

DWS Capital Growth VIP

DWS Global Opportunities VIP

DWS International VIP

DWS Health Care VIP

The financial statements, including the investment portfolios of DWS Variable Series I, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements are incorporated by reference and attached hereto, in the Annual Report to the Shareholders of the Fund dated December 31, 2005, and are hereby deemed to be part of this Statement of Additional Information.

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APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC. — CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

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MOODY’S INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR’S RATINGS SERVICES — CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

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B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated `R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P’s rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P’s does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR’S RATINGS SERVICES — SHORT-TERM RATINGS

S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

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FITCH INVESTORS SERVICE, INC. — BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

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F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

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Filed pursuant to Rule 497(b)

File no. 333-136422

STATEMENT OF ADDITIONAL INFORMATION

DWS VARIABLE SERIES I

DWS GROWTH & INCOME VIP

Two International Place

Boston, MA 02112

This statement of additional information is not a prospectus, but should be read in conjunction with the prospectus/proxy Statement dated September 28, 2006 for the special meeting of shareholders of DWS Mercury Large Cap Core VIP (“Mercury Large Cap Core VIP”), a series of DWS Variable Series II, to be held on October 31, 2006, into which this statement of additional information is hereby incorporated by reference. Copies of the prospectus/proxy statement may be obtained at no charge by contacting your insurance company or by calling the corresponding Fund at 1-800-621-1048, or from the firm from which this statement of additional information was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov).

Further information about DWS Growth & Income VIP (“Growth & Income VIP”), a series of DWS Variable Series I, is contained in Growth & Income VIP’s statement of additional information dated May 1, 2006, as supplemented from time to time, for Class A shares and Class B shares, which is attached to this statement of additional information as Exhibit A. The audited financial statements and related independent registered public accounting firm’s report for Growth & Income VIP contained in the annual report to shareholders for the fiscal year ended December 31, 2005 and the unaudited financial statements contained in the semiannual report to shareholders for the six-month period ended June 30, 2006, are incorporated herein by reference. No other parts of the annual or semiannual reports to shareholders are incorporated by reference herein.

The unaudited pro forma financial statements required by Rule 11-01 of Regulation S-X have been omitted pursuant to Item 14 of Form N-14, which permits such omission if the net asset value of the fund to be acquired does not exceed 10% of the acquiring fund’s net asset value as of a specified date within 30 days prior to the filing of the registration statement. As of July 31, 2006 the net asset value of Mercury Large Cap Core VIP did not exceed 10% of the net asset value of Growth & Income VIP.

The date of this statement of additional information is September 28, 2006.

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Exhibit A

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

CLASS A AND B SHARES

DWS VARIABLE SERIES I

(formerly SCUDDER VARIABLE SERIES I)

Two International Place, Boston, Massachusetts 02110

1-800-778-1482

This combined Statement of Additional Information is not a prospectus. It should be read in conjunction with the applicable prospectuses of DWS Variable Series I (the “Fund”) dated May 1, 2006, as amended from time to time. The prospectuses may be obtained without charge from the Fund by calling the toll-free number listed above, and is also available along with other related materials on the Securities and Exchange Commission Internet Web site (http://www.sec.gov). The prospectus is also available from Participating Insurance Companies.

DWS Variable Series I offers a choice of seven portfolios (each a “Portfolio,” collectively, the “Portfolios”), to holders of certain variable life insurance and variable annuity contracts offered by Participating Insurance Companies.

The seven portfolios are:

MONEY MARKET VIP (formerly MONEY MARKET PORTFOLIO)

DWS BOND VIP (formerly BOND PORTFOLIO)

DWS GROWTH & INCOME VIP (formerly GROWTH AND INCOME PORTFOLIO)

DWS CAPITAL GROWTH VIP (formerly CAPITAL GROWTH PORTFOLIO)

DWS GLOBAL OPPORTUNITIES VIP (formerly GLOBAL DISCOVERY PORTFOLIO)

DWS INTERNATIONAL VIP (formerly INTERNATIONAL PORTFOLIO)

DWS HEALTH CARE VIP (formerly HEALTH SCIENCES PORTFOLIO)

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INVESTMENT RESTRICTIONS

The following fundamental policies may not be changed with respect to any Portfolio without the approval of the majority of outstanding voting securities of that Portfolio which, under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Portfolio. Any investment restrictions which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio.

As a matter of fundamental policy, the Fund may not on behalf of any Portfolio:

1.	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	For all Portfolios (except DWS Health Care VIP): concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4.	purchase physical commodities or contracts relating to physical commodities;

5.	engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

6.	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s ownership of securities; or

7.	make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Other Investment Policies. The Board of Trustees of the Fund has voluntarily adopted policies and restrictions which are observed in the conduct of the Fund’s affairs. These represent intentions of the Board based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without prior notice to or approval of shareholders.

As a matter of nonfundamental policy, the Fund currently does not intend on behalf of the indicated Portfolio(s):

1.	For Money Market VIP: to borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

2.	For all Portfolios (except Money Market VIP): to borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Portfolio’s registration statement which may be deemed to be borrowings;

3.	For all Portfolios (except Money Market VIP and DWS Bond VIP): to enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

4.	For all Portfolios (except Money Market VIP): to purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Portfolio may obtain such short-term credits as may be necessary for the clearance of securities transactions;

5.	For all Portfolios (except Money Market VIP): to purchase options, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

6.	For all Portfolios (except Money Market VIP and DWS Bond VIP): to enter into futures contracts or purchase options thereon, unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Portfolio and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Portfolio’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, and in-the-money amount may be excluded in computing the 5% limit;

7.	For Bond VIP: to invest more than 15% of its total assets in futures contracts and interest rate swaps contracts based on the notional amount of the contracts;

8.	For all Portfolios (except Money Market VIP): to purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Portfolio’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

9.	For all Portfolios (except Money Market VIP): to lend portfolio securities in an amount greater than 33 1/3% of its total assets;

10.	For Money Market VIP: to lend portfolio securities in an amount greater than 5% of its total assets; and

11.	For Money Market VIP: to invest more than 10% of total assets in non-affiliated registered investment companies.

12.	For all portfolios (except Money Market VIP): acquire securities of registered, open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940, as amended.

“Value” for the purposes of all investment restrictions shall mean the value used in determining a Portfolio’s net asset value. (See “NET ASSET VALUE.”)

Master/feeder Fund Structure

The Fund’s Board of Trustees has the discretion with respect to each Portfolio to retain the current distribution arrangement for the Portfolio while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

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Money Market VIP. Money Market VIP seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income.

Money Market VIP purchases US Treasury bills, notes and bonds; obligations of agencies and instrumentalities of the US Government; domestic and foreign bank certificates of deposit; variable and floating rate instruments; bankers’ acceptances; finance company and corporate commercial paper; and repurchase agreements and corporate obligations. Investments are limited to those that are US Dollar-denominated and at the time of purchase are rated, or judged by the Advisor, subject to the supervision of the Trustees, to be equivalent to those rated high quality (i.e., rated in the two highest short-term rating categories) by any two nationally-recognized statistical rating services such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”). In addition, the Advisor seeks through its own credit analysis to limit investments to high quality instruments presenting minimal credit risks. Securities eligible for investment by Money Market VIP which are rated in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating service has issued a rating with respect to that security) are known as “first tier securities.” Securities eligible for investment by Money Market VIP rated in the top two categories which are not first tier securities are known as “second tier securities.” Investments in commercial paper and finance company paper will be limited to securities which, at the time of purchase, will be rated A-1 or A-2 by S&P or Prime 1 or Prime 2 by Moody’s or the equivalent by any nationally-recognized statistical rating service or judged to be equivalent by the Advisor. Obligations which are subject to repurchase agreements will be limited to those of the type and quality described above. Money Market VIP may also hold cash. Shares of the Portfolio are not insured by an agency of the US Government. Securities and instruments in which the Portfolio may invest may be issued by the US Government, its agencies and instrumentalities, corporations, trusts, banks, finance companies and other business entities.

Money Market VIP may invest in bankers’ acceptances of large domestic or foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion) including foreign branches of such domestic banks, which involve different risks than those associated with investments in certificates of deposit of domestic banks, and of smaller banks as described below. The Portfolio will invest in US dollar-denominated certificates of deposit and bankers’ acceptances of foreign banks if such banks meet the stated qualifications. Although the Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit and bankers’ acceptances issued by foreign banks and foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investments in certificates of deposit and bankers’ acceptances issued by domestic banks. (See “Foreign Securities” in this Statement of Additional Information for further risks of foreign investment.)

Money Market VIP may also invest in certificates of deposit issued by banks and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will the Portfolio hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Portfolio’s assets (taken at current value) are invested in certificates of deposit of such banks.

The assets of Money Market VIP consist entirely of cash items and investments having a remaining maturity date of 397 calendar days or less from date of purchase. The Portfolio will be managed so that the average maturity of all instruments in the portfolio (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Portfolio’s investments varies according to the Advisor’s appraisal of money market conditions.

The Portfolio may invest more than 5% but not more than 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Portfolio may not make more than one such investment at any time. The Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Portfolio. Further, the Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Portfolio.

DWS Bond VIP. DWS Bond VIP seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.

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DWS Growth & Income VIP. DWS Growth & Income VIP seeks long-term growth of capital, current income and growth of income. The portfolio may invest up to 25% of its total assets in foreign securities.

DWS Capital Growth VIP. DWS Capital Growth VIP seeks to maximize long-term capital growth through a broad and flexible investment program.

The Portfolio, as a matter of nonfundamental policy, may invest up to 20% of its net assets in intermediate to longer term debt securities. Generally, these securities will be in the top four grades of credit quality (i.e. BBB/Baa and above). In order to reduce risk, as market or economic conditions periodically warrant, the Portfolio may also invest up to 25% of its assets in short-term debt instruments. The Portfolio’s intermediate to longer-term debt securities may also include those which are rated below investment grade as long as no more than 5% of its net assets are invested in such securities. While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign equity securities.

Should the rating of any security held by the Portfolio be downgraded after the time of purchase, the Advisor will determine whether it is in the best interest of the Portfolio to retain or dispose of the security.

DWS Global Opportunities VIP. DWS Global Opportunities VIP seeks above-average capital appreciation over the long term. The Portfolio may purchase investment-grade bonds, those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, of equivalent quality as determined by the Advisor.

The Portfolio invests in no less than five foreign countries; provided that, (i) if foreign securities comprise less than 80% of the value of the Portfolio’s net assets, the Portfolio shall invest in no less than four foreign countries; (ii) if foreign securities comprise less than 60% of the value of the Portfolio’s net assets, the Portfolio shall invest in no less than three foreign countries; (iii) if foreign securities comprise less than 40% of the value of the Portfolio’s net assets, the Portfolio shall invest in no less than two foreign countries; and (iv) if foreign securities comprise less than 20% of the value of the Portfolio’s net assets the Portfolio may invest in a single foreign country.

The Portfolio shall invest no more than 20% of the value of its net assets in securities of issuers located in any one country; provided that an additional 15% of the value of the Portfolio’s net assets may be invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom and Germany; and provided further that 100% of the Portfolio’s assets may be invested in securities of issuers located in the United States. The Portfolio will limit investments in securities of issuers located in Eastern Europe to 5% of its total assets.

DWS International VIP. DWS International VIP seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio typically will invest in companies in at least three different countries, excluding the United States.

Under exceptional economic or market conditions abroad, the Portfolio may temporarily, until normal conditions return, invest all or a major portion of its assets in Canadian or US Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States.

DWS Health Care VIP. Under normal circumstances, DWS Health Care VIP seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. The Portfolio “concentrates,” for purposes of the 1940 Act, its assets in securities related to a particular industry or group of related industries, which means that at least 25% of its net assets will be invested in these assets at all times.

A security will be considered appropriate for the Portfolio if at least 50% of its total assets, revenues, or net income is related to or derived from the industry or industries designated for the Portfolio. DWS Health Care VIP may invest up to 20% of total assets in debt securities, including bonds of private issuers. The Portfolio may invest up to 20% of its total assets in US Treasury securities, and agency and instrumentality obligations.

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Temporary Defensive Policy. For temporary defensive purposes, each Portfolio may invest, without limit, in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. In such a case, a Portfolio would not be pursuing, and may not achieve, its investment objective.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Policies

DWS Variable Series I is an open-end, registered management investment company established as a Massachusetts business trust. The Fund is a series fund consisting of seven diversified portfolios: Money Market VIP, DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS Health Care VIP and DWS International VIP: (individually or collectively hereinafter referred to as a “Portfolio” or the “Portfolios”). Additional portfolios may be created from time to time. The Fund is intended to be the funding vehicle for variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies”) to be offered to the separate accounts of certain life insurance companies (“Participating Insurance Companies”).

Except for Money Market VIP, which does not offer separate classes of shares, two classes of shares of each Portfolio of the Fund are currently offered through Participating Insurance Companies. Class A shares are offered at net asset value and are not subject to a Rule 12b-1 Distribution Plan. Class B shares are offered at net asset value and are subject to a Rule 12b-1 Distribution Plan.

Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a vote of shareholders. There is no assurance that the objectives of any Portfolio will be achieved.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage (such as short selling, hedging, etc.) or a financial instrument which a Portfolio may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), in its discretion, might, but is not required to, use in managing each Portfolio’s assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Portfolios but not for all investment companies advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio but, to the extent employed, could from time to time have a material impact on the Portfolio’s performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein, and in the Portfolio’s applicable prospectus.

Borrowing. As a matter of fundamental policy, each Portfolio (except Money Market VIP) will not borrow money, except as permitted under the 1940 Act, and as interpreted by regulatory authority having jurisdiction, from time to time. While the Trustees do not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a Portfolio’s volatility and the risk of loss in a declining market. Borrowing by a Portfolio will involve special risk considerations. Although the principal of a Portfolio’s borrowings will be fixed, the Portfolio’s assets may change in value during the time that a borrowing is outstanding, thus increasing exposure to capital risk.

Asset-Backed Securities. Asset backed securities may include pools of mortgages (“mortgage-backed securities”), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a Portfolio’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately. Asset-backed securities present certain risks that are not presented by mortgage-backed

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securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Asset-Indexed Securities. DWS Health Care VIP may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. The Portfolio will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The Portfolio may purchase asset-indexed securities to the extent permitted by law.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Portfolios may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although the Portfolios recognize that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Portfolio will not benefit from insurance from the Bank Insurance

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Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund’s limitation on investments in illiquid securities.

Collateralized Mortgage Obligations (“CMOs”). CMOs are hybrids between a mortgage-backed bond and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities.

Common Stocks. DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Portfolios may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP may each invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Portfolio may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tends to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or

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exchange feature, the market values of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”).

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

Depositary Receipts. DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP may each invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the DWS Growth & Income VIP, DWS Capital Growth VIP and DWS International VIP investment policies, the Portfolios’ investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a Portfolio avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

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Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. DWS Bond VIP may invest in all types of direct debt investments, but among these investments the Portfolio currently intends to invest primarily in direct loans and trade claims.

When the Portfolio participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company’s management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior-obligations in an issuer’s capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers. Trade claims typically may sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. The Portfolio will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of the Portfolio’s investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which the Portfolio invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Portfolio’s ability to dispose of them when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Portfolio to assign a value of these instruments for purposes of valuing the Portfolio’s portfolio and calculating its net asset value. In order to lessen liquidity risk, the Portfolio anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the Portfolio’s net assets to be illiquid. Trade claims may also present a tax risk to the Portfolio. The Portfolio will not invest in trade claims if it effects the Portfolio’s qualification as a regulated investment company under Subchapter M of the Internal Revenue Code.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a Portfolio to a bank or broker/dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

Each Portfolio will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. The Portfolios will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as amended, as borrowings of each Portfolio because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to the Portfolio. For example, while a Portfolio receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Portfolio, thereby effectively charging the Portfolio interest on its

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borrowing. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that each Portfolio’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Eurodollar Instruments. Each Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

FHLMC Collateralized Mortgage Obligations. Federal Home Loan Mortgage Corporation (“FHLMC”) CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates (“PCs”), payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Portfolio may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Portfolio may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

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The strength or weakness of the U.S. dollar against these currencies is responsible for part of a Portfolio’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer. A Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a Portfolio will invest in foreign fixed income securities based on the Advisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor’s analysis rather than upon published ratings, achievement of a Portfolio’s goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a Portfolio, and thus the net asset value of a Portfolio’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio’s investments in fixed income securities are denominated with respect to the US dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio’s investments in foreign fixed income securities, and the extent to which a Portfolio hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio.

Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable

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to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Investment. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP and DWS International VIP may each invest, except as applicable to debt securities generally, in US dollar-denominated foreign debt securities (including those issued by the Dominion of Canada and its provinces and other debt securities which meet the criteria applicable to the Portfolio’s domestic investments), and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by the Advisor. DWS Bond VIP may invest up to 25% of its assets in non-US dollar-denominated foreign debt securities. DWS Growth & Income VIP may invest up to 25% of its assets in non-US dollar denominated equity securities of foreign issuers. DWS Capital Growth VIP may invest up to 25% of its assets, and DWS Global Opportunities VIP and DWS International VIP may invest without limit, in non-US dollar-denominated equity securities of foreign issuers.

Foreign Securities. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund’s assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

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Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund’s securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund’s identification of such condition until the date of the SEC action, a fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund’s Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

High Yield/High Risk Bonds. DWS Bond VIP, DWS Capital Growth VIP and DWS Global Opportunities VIP may also purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Ba by Moody’s or below BB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest.

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See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Portfolio may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Portfolio’s ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Portfolio’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A Portfolio’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the

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security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Portfolio may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an “underwriter” for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio’s decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.

Indexed Securities. DWS Bond VIP may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a Portfolio may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

Interfund Borrowing and Lending Program. The Fund, on behalf of each Portfolio, has received exemptive relief from the Securities and Exchange Commission (“SEC”) which permits the Portfolios to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight

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and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio, as a matter of nonfundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that a Portfolio (except Money Market VIP) may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment Company Securities. Each Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. Each Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their Net Asset Value (“NAVs”). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the S&P 500. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. DWS Bond VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS Growth & Income VIP, DWS Health Care VIP and DWS International VIP may each purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as

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investment-grade characteristics. To the extent that a Portfolio invests in higher-grade securities, a Portfolio will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. Each Portfolio may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust and DWS Trust Company, or one or more future entities for which Deutsche Asset Management acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Portfolio in shares of the Central Funds will be in accordance with the Portfolio’s investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Portfolio’s ability to manage Uninvested Cash.

Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that the Portfolio’s aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The DWS Health Care VIP may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Portfolio’s portfolio as its assets increase (and thus have a more limited effect on the Portfolio’s performance).

Lending of Portfolio Securities. Each Portfolio (except Money Market VIP) may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a portfolio. A portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by a portfolio at any time, and (d) a portfolio receives reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a portfolio’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event

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occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a portfolio may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of the Fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Money Market VIP effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Fund’s Board has approved policies established by the Fund’s Advisor reasonably calculated to prevent the Fund’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Fund’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Fund’s portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Mortgage-Backed Securities and Mortgage Pass-Through Securities. DWS Bond VIP, DWS Global Opportunities VIP and DWS Growth & Income VIP may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates will often lead to a faster rate of repayment of the underlying mortgages, and expose the Portfolios to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Portfolios, the prepayment right will tend to limit to some degree the increase in net asset value of the Portfolios because the value of the mortgage-backed securities held by the Portfolios may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

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When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their volatility, affecting the price volatility of the Fund’s shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities such as securities issued by the “GNMA” are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned US Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Portfolio shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the US Government) include Fannie Mae and the “FHLMC.” Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any governmental agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the US Government.

FHLMC is a corporate instrumentality of the US Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues PCs which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolios’ investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Portfolios’ quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Other Mortgage-Backed Securities. The Advisor expects that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-

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collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. DWS Bond VIP will not purchase mortgage-backed securities or any other assets which, in the opinion of the Advisor, are illiquid if, as a result, more than 15% of the value of the Portfolio’s net assets will be illiquid. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Portfolio’s investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

Mortgage Dollar Rolls. DWS Bond VIP may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Municipal Obligations. DWS Bond VIP may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are “notes” and “bonds.” Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the FHA under Fannie Mae or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund.

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Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for a Portfolio may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (“demand obligations”). Demand obligations are considered for a Portfolio’s purposes to mature at the demand date.

There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Portfolio. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a Portfolio are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. A Portfolio believes that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

For the purpose of a Portfolio’s investment restrictions, the identification of the “issuer” of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

DWS Bond VIP may acquire municipal obligations when, due to disparities in the debt securities markets, the anticipated total return on such obligations is higher than that on taxable obligations. DWS Bond VIP has no current intention of purchasing tax-exempt municipal obligations that would amount to greater than 5% of the Portfolio’s total assets.

Participation Interests. A Portfolio may purchase from financial institutions participation interests in securities in which a Portfolio may invest. A participation interest gives a Portfolio an undivided interest in the security in the proportion that a Portfolio’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of

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comparable quality to those instruments in which a Portfolio may invest. For certain participation interests, a Portfolio will have the right to demand payment, on not more than seven days’ notice, for all or any part of a Portfolio’s participation interests in the security, plus accrued interest. As to these instruments, a Portfolio generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

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Other Asset-Backed Securities. The securitization techniques used to develop mortgaged-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM (“CARS(SM)”). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. DWS Bond VIP will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.

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DWS Bond VIP may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual interest in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require DWS Bond VIP to dispose of any then existing holdings of such securities.

Real Estate Investment Trusts (“REITs”). DWS Bond VIP, DWS Growth & Income VIP, DWS Global Opportunities VIP and DWS Health Care VIP may each invest in REITs. REITs are sometimes informally categorized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Equity REITs may also realize capital gains by selling properties that have appreciated in value. Changes in interest rates may also affect the value of a Portfolio’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market prices of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of a Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. On behalf of a Portfolio, the Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell

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the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Portfolio, the Fund seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. Each Portfolio may enter into “reverse repurchase agreements,” which are repurchase agreements in which a Portfolio, as the seller of the securities, agrees to repurchase such securities at an agreed upon time and price. The Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements. Each Portfolio will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Portfolio assets and its yield.

Section 4(2) Paper. Subject to its investment objectives and policies, the Fund, on behalf of the Money Market VIP, may invest in commercial paper issued under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Fund also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Fund’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the Fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. On behalf of the Money Market VIP, the Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund’s ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund and affect its share price.

Securities Index Options. DWS Bond VIP, DWS Capital Growth VIP and DWS International VIP may each purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio’s securities. Options on securities indexes are similar to options on stock except that the settlement is made in cash. (See “Strategic Transactions and Derivatives.”)

Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date, multiplied by (ii) a fixed “index multiplier.” In exchange for undertaking the obligation to make such cash payment, the writer of the securities index option receives a premium.

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A securities index fluctuates with changes in the market values of the securities so included. Some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indexes are currently traded on exchanges including the Chicago Board Options Exchange, Philadelphia Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities holdings of a Portfolio will not exactly match the composition of the securities indexes on which options are written. In addition, the purchase of securities index options involves essentially the same risks as the purchase of options on futures contracts. The principal risk is that the premium and transactions costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is written. Options on securities indexes also entail the risk that a liquid secondary market to close out the option will not exist, although a Portfolio will generally only purchase or write such an option if the Advisor believes the option can be closed out.

Securities with Put Rights. On behalf of Money Market VIP, the Fund may enter into put transactions with respect to obligations held in its portfolio with broker/dealers pursuant to a rule under the 1940 Act and with commercial banks.

The right of the Portfolio to exercise a put is unconditional and unqualified. A put is not transferable by the Portfolios, although the Portfolio may sell the underlying securities to a third party at any time. If necessary and advisable, the Portfolio may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities). The Portfolio expects, however, that puts generally will be available without the payment of any direct or indirect consideration.

The Portfolio may enter into puts only with banks or broker/dealers that, in the opinion of the Advisor, present minimal credit risks. The ability of the Portfolio to exercise a put will depend on the ability of the bank or broker/dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker/dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio intends to enter into puts solely to maintain liquidity and does not intend to exercise its rights thereunder for trading purposes. The puts will only be for periods of substantially less than the life of the underlying security. The acquisition of a put will not affect the valuation by the Portfolio of the underlying security. The actual put will be valued at zero in determining net asset value of the Portfolio. Where the Portfolio pays directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put. The maturity of an obligation purchased by the Portfolio will not be considered shortened by any put to which such obligation is subject.

Short Sales Against the Box. DWS Health Care VIP may make short sales of common stocks if, at all times when a short position is open, a Portfolio owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales “against the box.” The portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which the Portfolio replaces the borrowed security. The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Portfolio. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Portfolio will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. The Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a Portfolio may enter into short sales against the box.

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Small Company Risk. The Advisor believes that many small companies often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Stock Index Futures. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based. That index is designed to reflect overall price trends in the market for equity securities.

Stock index futures may be used to hedge the equity securities of each of DWS Growth & Income VIP, DWS Capital Growth VIP or DWS International VIP with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, the Fund may seek to protect the value of the equity of a Portfolio’s securities against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the Fund can seek on behalf of a Portfolio to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case. (See “Strategic Transactions and Derivatives.”)

Stripped Zero Coupon Securities. Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRS(TM)”) and Certificate of Accrual on Treasuries (“CATS(TM)”). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The Treasury has facilitated transfers

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of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e. cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Third Party Puts. On behalf of the Money Market VIP, the Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals (not exceeding 397 calendar days) to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to a Portfolio will be that of holding such a long-term bond and the weighted average maturity of a fund’s portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a Portfolio, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund’s portfolio in a manner designed to minimize any adverse impact from these investments.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Trust Preferred Securities. DWS Bond VIP may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Portfolios of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as the Portfolios, would be required to accrue daily for Federal income tax purposes, their share of the stated interest and the de minimis OID on the debentures (regardless of whether a Portfolio receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior

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subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933, as amended, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Portfolios, to sell their holdings.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in a Portfolio’s portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Portfolio’s average portfolio maturity. As a result, a Portfolio’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. Money Market VIP, may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand

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Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. Each Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Warrants. Each Portfolio (except Money Market VIP) may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, the Portfolio would lose the entire purchase price of the warrant.

When-Issued Securities. A Portfolio may from time to time purchase securities on a “when-issued” or “forward delivery” basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is generally fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. When a Portfolio purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income. While such securities may be sold prior to the settlement date, a Portfolio intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A Portfolio will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Global Opportunities VIP may each invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Strategic Transactions and Derivatives. The following is applicable to DWS Bond VIP, DWS Growth & Income VIP, DWS Global Opportunities VIP and DWS Health Care VIP. The following is also applicable to DWS Capital Growth VIP and DWS International VIP where specifically noted.

A Portfolio may, but are not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund’s portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

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In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). (DWS Capital Growth VIP and International VIP may only engage in certain Strategic Transactions as specified below). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Portfolio’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Portfolio’s assets (10% for DWS Bond VIP with respect to currency exposure and 15% for DWS Bond VIP with respect to credit default swaps) will be committed to Strategic Transactions entered into for non-hedging purposes.

The Trustees have adopted a policy (which is not fundamental and may be modified by the Trustees without a shareholder vote) that, immediately after the purchase or sale of a futures contract or option thereon, the value of the aggregate initial margin with respect to all futures contracts and premiums on options on futures contracts entered into by a Portfolio will not exceed 5% of the fair market value of the Portfolio’s total assets. Additionally, the value of the aggregate premiums paid for all put and call options held by the Portfolio will not exceed 20% of its total assets. Additionally, the value of the aggregate premiums paid for all put and call options held by a Portfolio will not exceed 20% of its total assets. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Each Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Portfolio, and a Portfolio will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Portfolio.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic

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Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Portfolio’s assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Portfolio’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Portfolio’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that may not be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Portfolio to require the Counterparty to sell the option back to a Portfolio at a formula price within seven days.

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Each Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Portfolio will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Portfolio, and portfolio securities “covering” the amount of a Portfolio’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Portfolio’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio’s income. The sale of put options can also provide income.

Each Portfolio may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be “covered” (i.e., a Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes a Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold.

Each Portfolio may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Portfolio will not sell put options if, as a result, more than 50% of a Portfolio’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price above the market price. DWS Capital Growth VIP and DWS International VIP may write covered call and put options on no more than 5% of each Portfolio’s net assets; the value of the aggregate premiums paid for all put and call options held by each of these Portfolios will not exceed 20% of its total assets.

General Characteristics of Futures. Each Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position. In particular cases, however, when it is economically advantageous to the Portfolio, a long futures position may be terminated (or any option may expire) without the corresponding purchase of securities.

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The portfolios have claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. DWS International VIP may enter into foreign currency futures contracts for hedging purposes. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Each Portfolio (except DWS Bond VIP) will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Portfolio’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. DWS Bond VIP will not invest more than 15% of its total assets in futures contracts and interest rate swaps contracts based on the notional amount of the contracts. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. Each Portfolio (subject to the limitations pertaining to certain Portfolios described below) may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. Each Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor. Each

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Portfolio’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

Each Portfolio generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

Each Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or in which a Portfolio expects to have portfolio exposure.

DWS Bond VIP will limit its currency exposure to 10% of its total assets measured by the market value of non-U.S. dollar holdings netted with the market value of currency forward contracts.

DWS Capital Growth VIP and DWS International VIP may enter into forward currency contracts for hedging purposes. DWS International VIP may enter into foreign currency futures contracts and foreign currency options for hedging purposes. DWS Capital Growth VIP and DWS International VIP do not intend to enter into such forward or futures contracts to protect the value of their portfolio securities on a regular continuous basis, and will not do so if, as a result, a Portfolio will have more than 15% of the value of its total assets committed to the consummation of such contracts; and generally will not enter into a forward or foreign currency futures contract with a term of greater than one year.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio’s portfolio is exposed is difficult to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Portfolio’s securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the “D-mark”), a Portfolio holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the US dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency transaction, a Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

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Combined Transactions. Each Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Portfolios may enter are, currency, and other types of swaps and the purchase or sale of related caps, floors and collars. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed, regular fee. The seller of protection provides the buyer with a contingent exchange that occurs upon a credit event.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. DWS Bond VIP will not invest more than 15% of its total assets in futures contracts and interest rate swaps contracts based on the notional amount of the contracts and will invest in these instruments only for hedging purposes.

DWS Bond VIP may invest up to 15% of its total assets in credit default swaps for both hedging and non-hedging purposes (measured by the notional amount of the contract).

A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value”, of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of “buying” credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Portfolio’s holdings, or “selling” credit protection, i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer. No more than 5% of the Portfolio’s assets may be invested

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in credit default swaps for purposes of buying credit protection on individual securities if the Portfolio does not own the individual security or securities at the time of the investment. Where the Portfolio is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Portfolio currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Portfolio’s restrictions on investing in illiquid securities.

If the Portfolio is a buyer of a credit default swap and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if the Portfolio is a buyer and an event of default occurs, the Portfolio will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Portfolio had invested in the reference obligation directly.

The Portfolio may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the Portfolio is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the Portfolio’s restrictions on investing in illiquid securities.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Portfolio segregate cash or liquid assets with its custodian to the extent a Portfolio’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require the Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires the Portfolio to segregate cash or liquid assets equal to the exercise price.

Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require a Portfolio to hold an amount of that currency or liquid assets denominated in that currency equal to the Portfolio’s obligations or to segregate cash or liquid assets equal to the amount of a Portfolio’s obligation.

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OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating cash or liquid assets if a Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Risks of Specialized Investment Techniques Outside the US. When conducted outside the US, the above described specialized investment techniques may not be regulated as effectively as in the US; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the US of data on which to make trading decisions; (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the US; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US; and (v) lower trading volume and liquidity.

Portfolio Holdings Information

In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, the portfolios may make their portfolio holdings information publicly available on the DWS Funds Web site as described in the portfolios’ prospectuses. The portfolios do not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a portfolio.

The portfolios’ procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a portfolio who require access to this information to fulfill their duties to a portfolio, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking

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agencies, to shareholders in connection with in-kind redemptions, or to other entities if a portfolio has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of a portfolio’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the portfolios’ Trustees must make a good faith determination in light of the facts then known that a portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a portfolio or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the portfolios’ Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each portfolio and information derived therefrom, including, but not limited to, how each portfolio’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a portfolio’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the portfolios’ Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a portfolio’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a portfolio. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a portfolio’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a portfolio from the potential misuse of portfolio holdings information by those in possession of that information.

MANAGEMENT OF THE FUND

Investment Advisor

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. (“Scudder”), not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG. and Scudder changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management (DeAM), is the investment advisor for each Portfolio. Under the supervision of the Board of Trustees of the Fund, DeIM or a subadvisor, with headquarters at 345 Park Avenue, New York, New York, 10154, makes the Portfolios’ investment decisions, buys and sells securities for each Portfolio and conducts research that leads to these purchase and sale decisions. The Advisor manages each Portfolio’s daily investment and business affairs subject to the policies established by the Fund’s Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Fund’s investment advisor or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and DWS Trust

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Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Pursuant to an investment management agreement with each Portfolio (each an “Agreement,” and collectively, the Agreements”), the Advisor acts as each Portfolio’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or both funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as subadvisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that Portfolio.

For all Portfolios except DWS Bond VIP: The current Agreements for all Portfolios, each dated April 5, 2002, were last renewed by the Trustees on September 29, 2005. Each Agreement had an initial term ending September 30, 2002 and continues in effect until September 30, 2006 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund’s Trustees or of a majority of the outstanding voting securities of the respective Portfolio. The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of their assignment.

For DWS Bond VIP: Prior to December 2, 2005, the Advisor served as investment advisor to DWS Bond VIP pursuant to an Investment Management Agreement between the Advisor and DWS Bond VIP (the “Previous Investment Management Agreement”). On December 2, 2005, the Advisor began serving as investment advisor to DWS Bond VIP pursuant to an Amended and Restated Investment Management Agreement, which contains provisions substantially identical to the Previous Investment Management Agreement, except that the Amended and Restated Investment Management Agreement contains a specific provision authorizing the Advisor to delegate some or all of its duties under the Amended and Restated Investment Management Agreement to non-affiliated subadvisors.

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For all Portfolios: Under the Agreements, the Advisor regularly provides the Portfolios with investment research, advice and supervision and furnishes continuously an investment program consistent with the investment objectives and policies of each Portfolio, and determines, for each Portfolio, what securities shall be purchased, what securities shall be held or sold, and what portion of a Portfolio’s assets shall be held uninvested, subject always to the provisions of the Fund’s Declaration of Trust and By-Laws, and of the 1940 Act and to a Portfolio’s investment objectives, policies and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish. The Advisor also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

Under the Agreements, the Advisor also renders significant administrative services (not otherwise provided by third parties) necessary for each Portfolio’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Portfolios (such as the Portfolios’ transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Portfolio’s federal, state and local tax returns; preparing and filing the Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value, monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining each Portfolio’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Portfolio’s operating budget; processing the payment of each Portfolio’s bills; assisting the Fund and the Portfolios in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund and the Portfolios in the conduct of their business, subject to the direction and control of the Trustees.

Pursuant to a sub-accounting and administrator agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company (“SSB”), the Advisor has delegated certain administrative functions to SSB under the fund’s investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the Fund.

For its investment management services, the Advisor receives compensation monthly at the following annual rates, and received the amounts for the years as indicated, from each Portfolio:

Portfolio	% of the average daily net asset values of each Portfolio	2005	2004	2003
Money Market VIP#	0.370%	$199,057	$227,056	$314,670
DWS Bond VIP##	0.475%	865,302	825,230	867,690
DWS Growth & Income VIP*	0.475%	1,335,546	870,770	730,659
DWS Capital Growth VIP**	0.454%	4,421,003	3,322,815	2,927,691
DWS Global Opportunities VIP+	0.975%	2,754,030	2,073,565	1,456,437
DWS International VIP++	0.858%	4,841,891	4,489,153	3,810,737
DWS Health Care VIP+++	0.750%	959,087	925,788	662,973

#	Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent had contractually agreed, for the period January 1, 2005 to April 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Money Market VIP to 0.68%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.68%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
##	Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent had contractually agreed, for the period January 1, 2005 to May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class

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A shares and Class B shares (DWS Bond VIP Class B commenced operations on May 2, 2005) of DWS Bond VIP to 0.71% and 1.11%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS Bond VIP to 0.58% and 0.95%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

*	Through April 29, 2005 the investment management fee for DWS Growth & Income VIP was 0.475% of average daily net assets. Effective April 30, 2005 the investment management fee for the DWS Growth & Income VIP is calculated according to the following schedule: 0.475% of average daily net assets on the first $250 million, 0.450% of average daily net assets on the next $750 million and 0.425% of average daily net assets in excess of $1 billion. For the period from January 1, 2005 through April 30, 2005, the Advisor contractually agreed to waive a portion of its fee to the extent necessary to maintain the operating expenses of Class A shares and Class B shares of DWS Growth & Income VIP to 1.08%. Also, pursuant to its agreement with DWS Variable Series I, the Advisor has contractually agreed, for the three year period commencing May 1, 2005 through April 30, 2008, to waive a portion of its fee and to reimburse expenses to the extent necessary to maintain total operating expenses of Class A shares and Class B shares of DWS Growth & Income VIP to 0.54% and 0.89%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under these arrangements, the Advisor reimbursed DWS Growth & Income VIP $12,854 for expenses. For the year ended December 31, 2005, the DWS Growth & Income VIP waived a portion of its management fees pursuant to the Management Agreement aggregating $57,047 and the amount charged aggregated $1,278,499, which was equivalent to an annual effective rate of 0.450% of the Portfolio’s average daily net assets.
**	Through April 29, 2005 the investment management fee for the DWS Capital Growth VIP was calculated according to the following schedule: 0.475% of average daily net assets on the first $500 million, 0.450% of average daily net assets on the next $500 million and 0.425% of average daily net assets in excess of $1 billion. As of April 30, 2005 the investment management fee for the DWS Capital Growth VIP is calculated according to the following schedule: 0.475% of average daily net assets on the first $250 million, 0.450% of average daily net assets on the next $750 million and 0.425% of average daily net assets in excess of $1 billion. As a result, the Advisor received compensation at an annual rate of 0.47%, 0.468% and 0.454% for the fiscal years ended December 31, 2003, 2004 and 2005, respectively. For the period from January 1, 2005 through April 30, 2005, the Advisor contractually agreed to waive a portion of its fee to the extent necessary to maintain the operating expenses of Class A shares and Class B shares of DWS Capital Growth VIP to 1.09%. Also, pursuant to its agreement with DWS Variable Series I, the advisor has contractually agreed, for the three-year period commencing May 1, 2005 through April 30, 2008, to waive a portion of its fee and to reimburse expenses to the extent necessary to maintain total operating expenses of Class A shares and Class B shares of DWS Capital Growth VIP to 0.49% and 0.86%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under these arrangements, the Advisor reimbursed DWS Capital Growth VIP $11,870 for expenses. For the year ended December 31, 2005, the DWS Capital Growth VIP waived a portion of its management fees pursuant to the Management Agreement aggregating $31,311 and the amount charged aggregated $4,389,692.
+	The Advisor, the underwriter or the accounting agent have contractually agreed, for the period January 1, 2005 through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 1.24% of average daily net assets for Class A and Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under this arrangement, for the fiscal year ended 2004, the Advisor reimbursed the portfolio $22,685. Under these arrangements, the Advisor reimbursed DWS Global Opportunities VIP $81,355 for expenses. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS Global Opportunities VIP to 1.097% and 1.497%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

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++	The investment management fee for DWS International VIP is calculated according to the following schedule: 0.875% of average daily net assets on the first $500 million and 0.725% of average daily net assets in excess of $500 million. As a result, the Advisor received compensation at an annual rate of 0.875%, 0.87% and 0.858% for the fiscal years ended December 31, 2003, 2004 and 2005, respectively. From September 1, 2004 through December 31, 2004 the Advisor agreed to waive a portion of its fee. The Advisor, the underwriter or the accounting agent have contractually agreed, for the period January 1, 2005 through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 1.37% for Classes A and B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under this arrangement, for the fiscal year ended 2004, the Advisor reimbursed the portfolio $9,159. Under these arrangements, the Advisor reimbursed DWS International VIP $16,354 for expenses. Prior to September 30, 2005, Deutsche Asset Management Investment Services Limited (“DeAMIS”), an indirect wholly owned subsidiary of Deutsche Bank AG, was the subadvisor for the Fund. The subadvisor was paid by the Advisor for its services. Effective October 1, 2005, DeIM performs the services previously performed by DeAMIS. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS International VIP to 1.15% and 1.55%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
+++	The investment management fee for the DWS Health Care VIP is calculated according to the following schedule: 0.750% of average daily net assets on the first $250 million, 0.725% of average daily net assets on the next $750 million, 0.700% of average daily net assets on the next $1.5 billion, 0.680% of average daily net assets on the next $2.5 billion, 0.650% of average daily net assets on the next $2.5 billion, 0.640% of average daily net assets on the next $2.5 billion, 0.630% of average daily net assets on the next $2.5 billion and 0.620% of average daily net assets over $12.5 billion. The Advisor received compensation at an annual rate of 0.750% for each of the fiscal years ended December 31, 2003, 2004 and 2005. The Advisor, the underwriter or the accounting agent have contractually agreed, for the period January 1, 2005 through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 0.95% of average daily net assets for Class A and 1.35% of average daily net assets for Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS Health Care VIP to 1.135% and 1.535%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Under the Agreements, each Portfolio is responsible for all of its other expenses, including clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; taxes and governmental fees; the charges of custodians, transfer agents and other agents; any other expenses, including clerical expenses, of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Fund who are not affiliated with the Advisor; and the cost of preparing and distributing reports and notices to shareholders. The Fund may arrange to have third parties assume all or part of the expense of sale, underwriting and distribution of a Portfolio’s shares. Each Portfolio is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

In addition to payments for investment management services provided by the Advisor, the Trustees, consistent with the Portfolios’ investment management agreements and underwriting agreement, have approved payments to the Advisor and DeAM Investor Services, Inc. for clerical, accounting and certain other services they may provide the Fund or the particular Portfolio. Effective October 1, 1994, the Trustees authorized the elimination of these administrative expenses. Under a new agreement, effective October 1, 1994, the Trustees authorized the Fund, on behalf of each Portfolio, to pay DWS Scudder Fund Accounting Corporation, a subsidiary of the Advisor, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Portfolios.

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In reviewing the terms of the Agreements and in discussions with the Advisor concerning the Agreements, Independent Trustees (as defined in the 1940 Act) of the Fund are represented by independent counsel at the Fund’s expense.

The Agreements provide that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreements.

Each Participating Insurance Company has agreed with the Advisor to reimburse the Advisor for a period of five years to the extent that the aggregate annual advisory fee paid on behalf of all Portfolios with respect to the average daily net asset value of the shares of all Portfolios held in that Participating Insurance Company’s general or separate account (or those of affiliates) is less than $25,000 in any year. It is expected that insurance companies which become Participating Insurance Companies in the future will be required to enter into similar arrangements.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund’s custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as Advisor to other funds with investment objectives and policies similar to those of the Portfolios that may have different distribution arrangements or expenses, which may affect performance.

None of the Officers and Trustees of the Fund may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

The Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names “Scudder,” “DWS Scudder” and “Scudder, Stevens and Clark, Inc.” (together, the “Scudder Marks”). Under this license, the Trust, with respect to the fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust’s investment products and services.

The term “DWS Scudder” is the designation given to the services provided by the Advisor and its affiliates to the DWS Family of Funds.

Subadvisor and Sub-subadvisor — DWS Bond VIP

Prior to December 2, 2005, Deutsche Asset Management Investment Services Limited (“DeAMIS”), an affiliate of Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the investment advisor of the Portfolio, was the subadvisor for the Portfolio. DeAMIS rendered investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments. The Advisor managed all other assets of the Portfolio. DeAMIS provided a full range of international investment advisory services to institutional and retail clients.

On December 1, 2005, Aberdeen Asset Management PLC (“Aberdeen PLC”) acquired from Deutsche Bank AG, the parent company of the Advisor, parts of its asset management business and related assets based in London and Philadelphia. Effective December 1, 2005, DeAMIS became a direct wholly-owned subsidiary of Aberdeen PLC and was renamed Aberdeen Asset Management Investment Services Limited (“AAMISL”), and the individuals at the Advisor’s Philadelphia-based Fixed Income team who managed all or a portion of the assets of the Portfolio became employees of Aberdeen Asset Management Inc. (“AAMI”). AAMI and AAMISL are each a direct wholly-owned subsidiary of Aberdeen PLC and each a registered investment advisor under the Investment Advisers Act of 1940, as amended.

Effective December 2, 2005 and pursuant to a written contract with the Advisor, AAMI became the subadvisor to the Portfolio (the “Aberdeen Subadvisory Agreement”). As subadvisor and pursuant to the Aberdeen Subadvisory Agreement, AAMI may delegate certain of its duties and responsibilities with respect to the services it is contracted to

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provide to the Portfolio. Pursuant to such authority, AAMI has entered into an investment sub-subadvisory agreement with AAMISL to provide investment services to the Portfolio (“Sub-Subadvisory Agreement”).

Under the terms of the Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement, AAMI and AAMISL, respectively, each agree, subject to the supervision and control of the Advisor and the Board (and, in the case of the Sub-Subadvisory Agreement, also subject to the supervision and control of AAMI), to manage the securities and assets of the Portfolio entrusted to it by the Advisor (and, in the case of the Sub-Subadvisory Agreement, entrusted to AAMISL by AAMI), in accordance with the Portfolio’s investment objectives, policies and restrictions.

AAMI is paid for its services by the Advisor, and not the Portfolio, from its fee as investment advisor to the Portfolio. AAMISL is paid for its services by AAMI, and not the Portfolio, from its fee as investment subadvisor to the Portfolio. As compensation for their services under the Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement, the Advisor pays AAMI a fee at the annual rate of 0.29% of the average daily net assets of the Portfolio, computed daily and paid monthly. The subadvisory fee paid by DeIM to AAMI for the period December 2, 2005 to December 31, 2005 was $49,460. AAMI will pay AAMISL a fee for its services at the annual rate of 0.04% of the average daily net assets of the Portfolio, computed daily and paid monthly.

The Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement will each have an initial term of two years (unless sooner terminated) and will each remain in effect from year to year thereafter if approved annually (i) by the Board or by the vote of a “majority of the outstanding voting securities” of the Portfolio, and (ii) by a majority of the Independent Board Members who are not parties to the Agreement, cast in person at a meeting called for such purpose.

AAMISL and AAMI are each obligated to pay all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Portfolio to be borne by the Portfolio or the Trust in connection with the performance of its services). The Portfolio bears certain other expenses incurred in its operation. The services of AAMISL and AAMI are not deemed to be exclusive and nothing in the Aberdeen Subadvisory Agreement or Sub-Subadvisory Agreement prevents AAMISL and AAMI or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objective and policies are similar to those of the Portfolio) or from engaging in other activities.

Under the Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement, AAMISL and AAMI will each be liable (i) if it causes the Portfolio to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instructions provided in writing by the Board or the Advisor, and (ii) for its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the Aberdeen Subadvisory Agreement or the Sub-Subadvisory Agreement.

Compensation of Portfolio Managers. For all portfolio managers, except for a certain senior investment professional managing the high-yield portion of DWS Bond VIP. The portfolios have been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base fixed salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

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To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

•	DWS Scudder’s performance and the performance of Deutsche Asset Management; quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•	Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•	Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and “living the values” of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

For a certain senior investment professional managing the high yield portion of DWS Bond VIP. The portfolio has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. The Portfolio manager and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation. Variable compensation consists of a compensation pool that is determined based on revenues generated by the funds they manage, which are generally impacted by overall investment performance. The compensation pool is shared equally among those senior investment professionals. The compensation structure for these investment professionals is dependent on, among other things, their continuing obligation to fulfill their fiduciary responsibilities to their clients and to “live the values” of the Advisor through adherence to the Advisor’s compliance policies and procedures. This compensation structure creates an incentive to maximize the size of the funds. However, the Advisor has in place controls designed to maintain disciplined growth of the products managed by this team within the capacity constraints of the investment process. The Advisor believes that this compensation structure has been a positive incentive to this team and has contributed to the development of a strong team culture and a risk managed, consistent investment approach that has benefited portfolio shareholders over time. Performance information is provided in the Portfolio’s prospectus.

Remuneration of Personnel for DWS Bond VIP:

The following information applies to the Aberdeen employees of DWS Bond VIP: Aberdeen’s remuneration policy (“Policy”) is designed to reflect the importance of recruiting, retaining and motivating senior executives and portfolio managers of the caliber necessary to maintain and improve Aberdeen’s position in the asset management industry. The Policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. The elements of the Policy as it relates to the Portfolio’s portfolio managers are as follows:

Basic salary. The salaries of all employees are reviewed annually and are determined by reference to external market research. Aberdeen’s Policy is to pay salaries which, when taken together with other benefits, will provide a remuneration package that is reasonable and competitive in the asset management industry. Aberdeen participates in compensation surveys which provide salary comparisons for a range of employees across Aberdeen. Aberdeen also considers information included in other publicly available research and survey results. Staff performance is reviewed formally once a year with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of portfolio managers, to the investment team.

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Annual bonus. The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus plan. The aggregate amount of a cash bonus available in any year is dependent on Aberdeen’s overall performance and profitability. Consideration will also be given to the levels of bonuses paid in the marketplace. Individual awards, payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by Aberdeen’s Remuneration Committee.

Portfolio managers’ bonuses are based on a combination of the investment team’s overall performance, the individual’s performance and the overall performance of Aberdeen. In calculating a portfolio manager’s bonus, Aberdeen takes into consideration the performance of funds managed by the team as well as more subjective issues that benefit Aberdeen. Portfolio manager performance on investment matters is judged over all funds to which the fund manager contributes. Performance is measured against appropriate market indices as well as peer universes over various time periods.

Deferred bonus. A deferred bonus plan exists and is designed to encourage the retention of certain key employees identified as critical to Aberdeen’s achievement of its long-term goals. Deferred bonuses may be in the form of deferred equity in Aberdeen PLC.

Retention and incentives for former Deutsche Asset Management employees. In addition to the Policy, appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset Management businesses, including in some cases participation in the Long Term Incentive Plan. The costs of these arrangements are being borne by both Deutsche Asset Management and Aberdeen.

Conflicts of Interest

In addition, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. AAMI and AAMISL have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for the Portfolio and also for other clients advised by AAMI and AAMISL, including other client accounts managed by the Portfolio’s portfolio management team. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of AAMI and AAMISL may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Portfolio may differ from the results achieved for other clients of AAMI and AAMISL. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by AAMI and AAMISL to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of AAMI and AAMISL in the interest of achieving the most favorable net results to the Portfolio and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

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In some cases, an apparent conflict may arise where AAMI and AAMISL have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, AAMI and AAMISL have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

Portfolio Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the portfolios’ management team (except Money Market VIP) in the applicable portfolio as well as in all DWS Funds as a group (i.e. those funds/portfolios advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the portfolios’ most recent fiscal year end.

Name of Portfolio	Name of Portfolio Manager	Dollar Range of Portfolio Shares Owned		Dollar Range of All DWS Fund Shares Owned
DWS Bond VIP	Andrew P. Cestone	$0		Over $1,000,000
	Gary W. Bartlett	$0		NA
	Warren S. Davis, III	$0		NA
	Thomas J. Flaherty	$0		NA
	J. Christopher Gagnier	$0		NA
	Daniel R. Taylor	$0		NA
	Timothy C. Vile	$0		NA
	William T. Lissenden	$0		NA
	Brett Diment	$0		NA
	Annette Fraser	$0		NA
	Anthony Fletcher	$0		NA
	Nick Hart	$0		NA
	Stephen Ilott	$0		NA
	Ian Winship	$0		NA
	Matthew Cobon	$0		NA

DWS Growth & Income VIP	Theresa Gusman	$0		$100,001-$500,000
	Gregory Y. Sivin	$0		$50,001-$100,000
	Sal Bruno	$0		$100,001-$500,000

DWS Capital Growth VIP	Julie M. Van Cleave	$0	(1)	Over $1,000,000
	Jack A. Zehner	$0	(2)	$50,001-$100,000
	Thomas J. Schmid	$0		$100,001-$500,000

DWS Global Opportunities VIP	Joseph Axtell	$0	(3)	$100,001-$500,000
	Terrence S. Gray	$0	(4)	$500,001-$1,000,000

DWS International VIP	Matthias Knerr	$0		$100,001-$500,000

DWS Health Care VIP	James Fenger	$0		Over $1,000,000
	Leefin Lai	$0	(5)	$100,001-$500,000

(1)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold over $1,000,000 in DWS Capital Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”

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(2)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $1-$10,000 in DWS Capital Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”
(3)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $50,001-$100,000 in DWS Global Opportunities Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”
(4)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $10,001-$50,000 in DWS Global Opportunities Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”
(5)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $10,001-$50,000 in DWS Health Care VIP, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”

Conflicts of Interest

In addition to managing the assets of the portfolios, the portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the portfolios’ most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Bond VIP	Andrew P. Cestone	10	$7,723,974,470	0	$0
	Gary W. Bartlett	8	$3,235,996,266	0	$0
	Warren S. Davis, III	8	$3,235,996,266	0	$0
	Thomas J. Flaherty	8	$3,235,996,266	0	$0
	J. Christopher Gagnier	8	$3,235,996,266	0	$0
	Daniel R. Taylor	8	$3,235,996,266	0	$0
	Timothy C. Vile	8	$3,235,996,266	0	$0
	William T. Lissenden	8	$3,235,996,266	0	$0
	Brett Diment	5	$1,567,938,699	0	$0
	Annette Fraser	5	$1,567,938,699	0	$0
	Anthony Fletcher	5	$1,567,938,699	0	$0
	Nick Hart	5	$1,567,938,699	0	$0
	Stephen Ilott	5	$1,567,938,699	0	$0
	Ian Winship	5	$1,567,938,699	0	$0
	Mathew Cobon	5	$1,567,938,699	0	$0
DWS Growth & Income VIP	Theresa Gusman	10	$5,770,837,190	0	$0
	Gregory Y. Sivin	8	$5,202,479,373	0	$0

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Name of Portfolio	Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
	Sal Bruno		$5,202,479,373	0	$0
DWS Capital Growth VIP	Julie M. Van Cleave	4	$5,095,222,293	0	$0
	Jack A. Zehner	2	$2,352,746,491	0	$0
	Thomas J. Schmid	2	$2,352,746,491	0	$0
DWS Global Opportunities VIP	Joseph Axtell	1	$655,287,684	0	$0
	Terrence S. Gray	4	$2,283,517,603	0	$0
DWS International VIP	Matthias Knerr	4	$2,649,498,511	0	$0
DWS Health Care VIP	James Fenger	1	$248,641,687	0	$0
	Leefin Lai	1	$248,641,687	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Bond VIP	Andrew P. Cestone	0	$0	0	$0
	Gary W. Bartlett	14	$3,939,987,953	0	$0
	Warren S. Davis, III	14	$3,939,987,953	0	$0
	Thomas J. Flaherty	14	$3,939,987,953	0	$0
	J. Christopher Gagnier	14	$3,939,987,953	0	$0
	Daniel R. Taylor	14	$3,939,987,953	0	$0
	Timothy C. Vile	14	$3,939,987,953	0	$0
	William T. Lissenden	14	$3,939,987,953	0	$0
	Brett Diment	27	$1,264,010,618	0	$0
	Annette Fraser	27	$1,264,010,618	0	$0
	Anthony Fletcher	27	$1,264,010,618	0	$0
	Nick Hart	27	$1,264,010,618	0	$0
	Stephen Ilott	27	$1,264,010,618	0	$0
	Ian Winship	27	$1,264,010,618	0	$0
	Mathew Cobon	27	$1,264,010,618	0	$0
DWS Growth & Income VIP	Theresa Gusman	0	$0	0	$0
	Gregory Y. Sivin	0	$0	0	$0

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Name of Portfolio	Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
	Sal Bruno	0	$0	0	$0
DWS Capital Growth VIP	Julie M. Van Cleave	3	$23,911,423	0	$0
	Jack A. Zehner	3	$23,911,423	0	$0
	Thomas J. Schmid	3	$23,911,423	0	$0
DWS Global Opportunities VIP	Joseph Axtell	0	$0	0	$0
	Terrence S. Gray	2	$503,968,813	0	$0
DWS International VIP	Matthias Knerr	5	$46,365,659	0	$0
DWS Health Care VIP	James Fenger	0	$0	0	$0
	Leefin Lai	0	$0	0	$0

Other Accounts Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Bond VIP	Andrew P. Cestone	0	$0	0	$0
	Gary W. Bartlett	153	$17,598,133,380	1	$103,088,903
	Warren S. Davis, III	153	$17,598,133,380	1	$103,088,903
	Thomas J. Flaherty	153	$17,598,133,380	1	$103,088,903
	J. Christopher Gagnier	153	$17,598,133,380	1	$103,088,903
	Daniel R. Taylor	153	$17,598,133,380	1	$103,088,903
	Timothy C. Vile	153	$17,598,133,380	1	$103,088,903
	William T. Lissenden	153	$17,598,133,380	1	$103,088,903
	Brett Diment	93	$23,491,246,957	29	$6,240,384,809
	Annette Fraser	93	$23,491,246,957	29	$6,240,384,809
	Anthony Fletcher	93	$23,491,246,957	29	$6,240,384,809
	Nick Hart	93	$23,491,246,957	29	$6,240,384,809
	Stephen Ilott	93	$23,491,246,957	29	$6,240,384,809
	Ian Winship	93	$23,491,246,957	29	$6,240,384,809
	Mathew Cobon	93	$23,491,246,957	29	$6,240,384,809

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Name of Portfolio	Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Growth & Income VIP	Theresa Gusman	1	$55,902,194	0	$0
	Gregory Y. Sivin	0	$0	0	$0
	Sal Bruno	0	$0	0	$0
DWS Capital Growth VIP	Julie M. Van Cleave	14	$1,279,351,379	0	$0
	Jack A. Zehner	14	$1,279,351,379	0	$0
	Thomas J. Schmid	14	$1,279,351,379	0	$0
DWS Global Opportunities VIP	Joseph Axtell	0	$0	0	$0
	Terrence S. Gray	2	$460,023,303	0	$0
DWS International VIP	Matthias Knerr	4	$844,882,218	0	$0
DWS Health Care VIP	James Fenger	0	$0	0	$0
	Leefin Lai	0	$0	0	$0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the portfolios. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the portfolios and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one portfolio or account, including the following:

•	Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor, including other client accounts managed by a Portfolio’s portfolio management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a Portfolio may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempt to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

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•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the portfolios’ Board.

AMA InvestmentLinkSM Program

Pursuant to an Agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the “AMA”), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in DWS Funds in connection with the AMA InvestmentLinkSM Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833 in connection with these arrangements. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment Advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLinkSM Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLinkSM is a service mark of AMA Solutions, Inc.

Codes of Ethics

The Fund, Advisor and subadvisor, as applicable, and the Fund’s principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Fund and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

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FUND SERVICE PROVIDERS

Principal Underwriter

Pursuant to an underwriting agreement dated September 30, 2002, DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the “Distributor”), an affiliate of the Advisor, is the principal underwriter for the Class A and Class B shares of each Portfolio.

Under the principal underwriting agreement between the Fund and the Distributor, the Fund is responsible for the payment of all fees and expenses in connection with the preparation and filing of any registration statement and prospectus covering the issue and sale of shares, and the registration and qualification of shares for sale with the SEC in the various states, including registering the Distributor as a broker or dealer. The Fund will also pay the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders and any notice, proxy statement, report, prospectus or other communication to shareholders of the Fund, printing and mailing confirmations of purchases of shares, any issue taxes or any initial transfer taxes, a portion of toll-free telephone service for shareholders, wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction), printing and postage of business reply envelopes and a portion of the computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under Federal and state laws, a portion of the toll-free telephone service and of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by the Fund, except with respect to Class B shares, for which a 12b-l Plan is in effect which provides that the Fund shall bear some or all of the distribution related expenses attributable to such shares. The Distributor has entered into agreements with broker-dealers authorized to offer and sell VA contracts and VLI policies on behalf of the Participating Insurance Companies under which agreements the broker-dealers have agreed to be responsible for the fees and expenses of any prospectus, statement of additional information and printed information supplemental thereto of the Fund distributed in connection with their offer of VA contracts and VLI policies.

The Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of Participating Insurance Companies in all states in which a Portfolio or the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value without sales commission or load being charged. The Distributor has made no commitment to acquire shares of any Portfolio.

Each Portfolio (Except DWS Money Market VIP) has adopted a distribution plan under Rule 12b-1 (the “Plan”) that provides for fees payable as an expense of the Class B shares. Under the plan, DWS Variable Series I may make quarterly payments to the distributor as reimbursement for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of .25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by the Fund, on behalf of each Portfolio, of up to 0.25% of the average daily net assets attributable to the Class B shares of a Portfolio. Because 12b-1 fees are paid out of Portfolio assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. In connection with its consideration of the Plan, the Board of Trustees was furnished with drafts of the Plan and related materials, including information related to the advantages and disadvantages of Rule 12b-1 plans currently being used in the mutual fund industry. Legal counsel for the Fund provided additional information, summarized the provisions of the proposed Plan and discussed the legal and regulatory considerations in adopting such Plan.

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Expenses of the Portfolios and of the Distributor in connection with the Rule 12b-1 plan for the Class B shares are set forth below:

Class B Shares	Fiscal Year 2004	Fiscal Year 2005
DWS Bond VIP	*	$427
DWS Growth & Income VIP	$61,944	$104,192
DWS Capital Growth VIP	$49,709	$138,501
DWS Global Opportunities VIP	$45,532	$68,421
DWS International VIP	$70,912	$93,098
DWS Health Care VIP	$40,385	$52,676

*	As of December 31, 2004 DWS Bond VIP did not have any outstanding Class B shares.

The Board considered various factors in connection with its decision as to whether to approve the Plan, including (a) the nature and causes of the circumstances which make implementation of the Plan necessary and appropriate; (b) the way in which the Plan would address those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits; (d) the possible benefits of the Plan to any other person relative to those of the Fund; (e) the effect of the Plan on existing owners of VA contracts and VLI policies; (f) the merits of possible alternative plans or pricing structures; (g) competitive conditions in the variable products industry and (h) the relationship of the Plan to other distribution efforts of the Fund.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under relevant state law and the 1940 Act, the Board determined, in the exercise of its business judgment, that the Fund’s Plan is reasonably likely to benefit the Fund and the VA contract and VLI policy owners in at least one of several ways. Specifically, the Board concluded that the Participating Insurance Companies would have less incentive to educate VA contract and VLI policy owners and sales people concerning the Fund if expenses associated with such services were not paid for by the Fund. In addition, the Board determined that the payment of distribution fees to insurers should motivate them to maintain and enhance the level of services relating to the Fund provided to VA contract and VLI policy owners, which would, of course, benefit such VA contract and VLI policy owners. Further, the adoption of the Plan would likely help to maintain and may lead to an increase in net assets under management given the distribution financing alternatives available through the multi-class structure. The Board also took into account expense structures of other competing products and administrative compensation arrangements between other funds, their advisors and insurance companies that currently are in use in the variable products industry. Further, it is anticipated that Plan fees may be used to educate potential and existing owners of VA contracts and VLI policies concerning the Fund, the securities markets and related risks.

The Board realizes that there is no assurance that the expenditure of Fund assets to finance distribution of Fund shares will have the anticipated results. However, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution expenses of the Fund, it will be able to evaluate the benefit of such expenditures in deciding whether to continue the Plan.

The Plan and any Rule 12b-1-related agreement that is entered into by the Fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Fund’s Board of Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or a Portfolio and who have no financial interest in the operation of the Plan (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement, may be terminated as to Class B shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares of that Portfolio or by vote of a majority of the Independent Trustees. The Plan also provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a Portfolio without the approval of Class B shareholders of that Portfolio.

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Transfer Agent

DWS Scudder Investments Service Company (“DWS-SISC”), 811 Main Street, Kansas City, Missouri 64105-2005, is the transfer and dividend paying agent for the Fund. The Fund reimburses DWS-SISC, or pays directly, for “out-of-pocket” expenses. Such expenses include, but are not limited to: telephone (portion allocable to servicing accounts); postage, overnight service or similar services; stationary and envelopes; shareholder statements, printing and postage; checks, stock supply, printing and postage; data circuits; lease and maintenance of SAIL and Easy Access; forms; microfilm and microfiche; and expenses incurred at the specific direction of the Fund. DWS-SISC receives no fee for its services to the Fund. These expenses will be billed by DWS-SISC to the Fund within the first five (5) business days of each month and will be paid by wire within five (5) business days of receipt.

Certain record-keeping and administrative services that would otherwise be performed by the transfer agent may be performed by the Participating Insurance Company that purchases a Portfolio’s shares, and the Fund or the Advisor (including any affiliate of the Advisor), or both, may pay the Participating Insurance Company for such services.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Funds.

Custodian

Portfolio securities of the Money Market VIP, DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Health Care VIP are held separately, pursuant to a custodian agreement, by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian.

DWS Bond VIP and DWS Health Care VIP only: SSB has entered into agreements with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Investment Advisor, as subcustodian (“DB Subcustodian”) in certain countries. To the extent a Portfolio holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the “Omnibus Account”). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

Portfolio securities of DWS Global Opportunities VIP and DWS International VIP are held separately, pursuant to a custodian agreement, by Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, as custodian.

Independent Registered Public Accounting Firm

The Financial Highlights of the Portfolios included in the Fund’s prospectuses and the Financial Statements incorporated by reference into this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, independent registered public accounting firm, and given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers, LLP audits the financial statements of the Fund and provides other audit, tax, and related services. Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

Legal Counsel

The law firm of Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, is counsel for the Fund and its Independent Trustees.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of the Advisor, computes net asset value for the Portfolios. Money Market VIP pays DWS-SFAC an

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annual fee equal to 0.020% of the first $150 million of average daily net assets, 0.0060% of such assets in excess of $150 million and 0.0035% of such assets in excess of $1 billion, plus holding and transaction charges for this service. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Health Care VIP each pay DWS-SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. DWS Global Opportunities VIP and DWS International VIP each pay DWS-SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service. DWS-SFAC computes net asset value for the Portfolios.

Pursuant to a sub-administration and sub-accounting agreement among the Advisor, DWS-SFAC and SSB, DWS-SFAC has delegated certain fund accounting functions to SSB under each Portfolio’s fund accounting agreement. The costs and expenses of such delegation are borne by DWS-SFAC, not by the Portfolios.

The table below shows the fees paid to DWS-SFAC for the last three fiscal years.

Portfolio	Fiscal 2005	Fiscal 2004	Fiscal 2003
Money Market VIP	$43,702	$36,796	$30,276
DWS Bond VIP	$135,150	$119,718	$78,258
DWS Growth & Income VIP	$93,605	$66,951	$68,392
DWS Capital Growth VIP	$146,442	$119,838	$108,362
DWS Global Opportunities VIP	$226,558	$180,569	$125,625
DWS International VIP	$374,978	$372,264	$326,304
DWS Health Care VIP	$63,666	$72,604	$47,373

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those portfolios for which a sub-investment advisor manages the portfolio’s investments, references in this section to the “Advisor” should be read to mean the Sub-Advisor.

The policy of the Advisor in placing orders for the purchase and sale of securities for the portfolios/funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the portfolios/funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

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It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the portfolios/funds to their customers. However, the Advisor does not consider sales of shares of the portfolios/funds as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolios/funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the portfolios/funds as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolios/funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a portfolio/fund, to cause the portfolio/fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the portfolio/fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.
Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the portfolio/fund making the trade, and not all such information is used by the Advisor in connection with such portfolio/fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the portfolio/fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each portfolio/fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a portfolio/fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the portfolio/fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the portfolio/fund.

Deutsche Bank AG or one of its affiliates (or in the case of a subadvisor, the subadvisor or one of its affiliates) may act as a broker for the portfolios/funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the portfolios’/funds’ Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the portfolio/fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

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Money Market VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio did not hold any securities of its regular brokers or dealers.

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Credit Suisse	$2,500
HBOS Plc	$1,500

DWS Bond VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
HSBC Bank Plc	$904
Merrill Lynch	$313
BNP Paribas	$39
Americredit	$37
Doral Financial Corp.	$29

DWS Growth & Income VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Bank of America Corp.	$11,334
Goldman Sachs Group, Inc.	$8,513
Lehman Brothers Holdings, Inc.	$7,970
General Electric Capital Corp.	$5,953
Wachovia Corp.	$5,466
Merrill Lynch	$4,944
Wells Fargo & Co.	$4,020
Zions Bancorp	$2,531
JPMorgan Chase & Co.	$2,498
US Bancorp	$2,059

DWS Capital Growth VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
General Electric Capital Corp.	$37,580
Lehman Brothers Holdings, Inc.	$13,765
Bank of America Corp.	$13,730

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Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Citigroup	$11,841
Goldman Sachs	$11,545
Merrill Lynch	$6,726
Legg Mason	$7,295

DWS Global Opportunities VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Zions Bancorp	$4,352
Macquaire Bank Ltd.	$4,097
Matsui Securities Co., Ltd.	$2,582
Bangkok Bank	$1,710
Alpha Bank AE	$1,562

DWS International VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Banca Intesa SpA	$10,460
Allianz AG	$8,968
BNP Paribas	$8,437
HSBC Holdings PLC	$7,764
Axa	$7,647
Australia & New Zealand Banking Group, Plc	$5,938
Alpha Bank AE	$4,826
Foreningssparbanken AB (Swedbank)	$3,116

DWS Health Care VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio does not hold any securities of its regular brokers or dealers.

The table below shows total brokerage commissions paid by each Portfolio then existing for the last three fiscal years including the most recent fiscal year.

Portfolio	Fiscal 2003	Fiscal 2004	Fiscal 2005
Money Market VIP	$0	$0	$0
DWS Bond VIP	$0	$0	$0
DWS Growth & Income VIP	$141,538	$133,135	$507,380
DWS Capital Growth VIP	$186,147	$265,189	$375,290
DWS Global Opportunities VIP	$209,722	$147,157	$293,518
DWS International VIP	$1,586,007	$1,163,918	$1,215,094
DWS Health Care VIP	$160,579	$237,824	$159.618

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Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less. Higher levels of activity by a Portfolio result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a Portfolio’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Portfolio’s objective. Under the above definition, Money Market VIP will have no portfolio turnover.

Portfolio turnover rates for the two most recent fiscal periods are as follows:

	12/31/04	12/31/05
DWS Bond VIP	223%	187%
DWS Growth & Income VIP	33%	115%
DWS Capital Growth VIP	15%	17%
DWS Global Opportunities VIP	24%	30%
DWS International VIP	73%	59%
DWS Health Care VIP	77%	43%

PURCHASES AND REDEMPTIONS

The separate accounts of the Participating Insurance Companies purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to variable annuity contracts and variable life insurance policies, but only on days on which the Exchange is open for trading. Such purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share, determined as of the close of regular trading on the Exchange (normally 4 p.m. Eastern time) on that same day except that, in the case of Money Market VIP, purchases will not be effected until the next determination of net asset value after federal funds have been made available to the Fund. (See “NET ASSET VALUE.”) Payment for redemptions will be made by State Street Bank and Trust Company or Brown Brothers Harriman & Co., as applicable, on behalf of the Fund and the applicable Portfolios within seven days thereafter. No fee is charged the separate accounts of the Participating Insurance Companies when they redeem Fund shares.

The Fund may, on behalf of a Portfolio, may suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

DIVIDENDS, CAPITAL GAINS AND TAXES

Set forth below is a discussion of certain US federal income tax consequences relating to the ownership of shares in the Portfolios by life insurance companies for the purpose of funding variable life insurance policies. This discussion does not purport to be complete or to deal with all aspects of federal income taxation. It deals only with the status of the Portfolios as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as

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amended (the “Code”) and the application of the diversification rules of Section 817(h) of the Code. This discussion is based upon the present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.

The discussion below is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the Portfolios’ shares will be currently taxed on the Portfolios’ distributions, and on the proceeds of any redemption of the Portfolios’ shares, under the Code rules.

For information concerning the federal tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of a Portfolio, no attempt is made here to particularly describe the tax aspects of an investment in such a Portfolio.

Each Portfolio of the Fund has elected to be treated as a RIC under subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio’s assets consists of cash and cash items, US government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than those of the US Government or other RICs) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses; and (c) distribute to its shareholders with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and, the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent each Portfolio qualifies for treatment as a RIC, it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. Such qualification does not involve governmental supervision or management of investment practices or policy.

If a Portfolio were to fail to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements of Section 817(h) of the Code, described below, with the result that the contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. The excise tax is generally inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts.

A Portfolio’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these

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regulations are imposed on the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each US Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), US Government securities and securities of other regulated investment companies. Failure by a Portfolio to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service (“IRS”) based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. A contract holder’s control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. The Portfolios are not materially narrower in focus than the investment strategies described in more recent IRS rulings in which strategies, such as large company stocks, international stocks, small company stocks, mortgage-based securities, telecommunications stocks and financial services stocks, were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The Regulations proposed by the Treasury Department in the summer of 2004 relating to ss. 817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in the Portfolio, described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as the Portfolios, and such guidance could affect the treatment of the Portfolios described herein, including retroactively.

In the event that additional rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that such Portfolio will not have to change its investment objective or investment policies. A Portfolio’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting, requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

Investment by a Portfolio in “passive foreign investment companies” (“PFICs”) could subject the Portfolio to US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio also may make an election to mark the gains (and to a limited extent the losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio’s taxable

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year. Such gains and losses are treated as ordinary income and loss. A Portfolio may also elect to treat a PFIC as a “qualified electing fund” (“QEF election”), in which case the Portfolio will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Portfolio’s total return.

Money Market VIP

The net investment income of Money Market VIP is determined as of the close of regular trading on the Exchange (normally 4 p.m. Eastern time) on each day on which the Exchange is open for business. All of the net income so determined normally will be declared as a dividend to shareholders of record as of the close of regular trading on such Exchange after the purchase and redemption of shares. Unless the business day before a weekend or holiday is the last day of an accounting period, the dividend declared on that day will include an amount in respect of the Portfolio’s income for the subsequent non-business day or days. No daily dividend will include any amount of net income in respect of a subsequent semi-annual accounting period. Dividends commence on the next business day after the date of purchase. Dividends will be invested in additional shares of the Portfolio at the net asset value per share, normally $1.00, determined as of the first business day of each month unless payment of the dividend in cash has been requested.

Net investment income of Money Market VIP consists of all interest income accrued on portfolio assets less all expenses of the Portfolio and amortized market premium. Accredited market discount is included in interest income. The Portfolio does not anticipate that it will normally realize any long-term capital gains with respect to its portfolio.

Normally Money Market VIP will have a positive net income at the time of each determination thereof. Net income may be negative if an unexpected liability must be accrued or a loss realized. If the net income of the Portfolio determined at any time is a negative amount, the net asset value per share will be reduced below $1.00 unless one or more of the following steps are taken: the Trustees have the authority (1) to reduce the number of shares in each shareholder’s account, (2) to offset each shareholder’s pro rata portion of negative net income from the shareholder’s accrued dividend account or from future dividends, or (3) to combine these methods in order to seek to maintain the net asset value per share at $1.00. The Fund may endeavor to restore the Portfolio’s net asset value per share to $1.00 by not declaring dividends from net income on subsequent days until restoration, with the result that the net asset value per share will increase to the extent of positive net income which is not declared as a dividend.

Should Money Market VIP incur or anticipate, with respect to its portfolio, any unusual or unexpected significant expense or loss which would affect disproportionately the Portfolio’s income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder’s receiving no dividends for the period during which the shares are held and in receiving upon redemption a price per share lower than that which was paid. Similarly, should Money Market VIP incur or anticipate any unusual or unexpected significant income, appreciation or gain which would affect disproportionately the fund’s income for a particular period, the Trustees or the Executive Committee of the Trustees may consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such income, appreciation or gain on the dividend received by existing shareholders. Such actions may reduce the amount of the daily dividend received by existing shareholders.

All Portfolios (except Money Market VIP)

Each Portfolio, except Money Market VIP, intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Portfolio may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Portfolio may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax

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liability. If a Portfolio does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, that Portfolio may be subject to that excise tax.

Each Portfolio, except Money Market VIP, intends to distribute investment company taxable income and any net realized capital gains in April each year. Additional distributions may be made if necessary.

All distributions will be made in shares of a Portfolio. Both dividends and capital gain distributions will be reinvested in additional shares of such a Portfolio unless an election is made on behalf of a separate account to receive dividends and capital gain distributions in cash.

Shareholders of the Portfolios may be subject to state and local taxes on distributions received from such Portfolios and on redemptions of their shares.

Each distribution is accompanied by a brief explanation of the form and character of the distribution.

The Fund is organized as a Massachusetts business trust, and neither the Fund nor the Portfolios are liable for any income or franchise tax in the Commonwealth of Massachusetts providing each Portfolio continues to qualify as a regulated investment company under Subchapter M of the Code.

NET ASSET VALUE

The net asset value of each Portfolio is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for regular trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the net asset value of such class, which is the value of the total assets of each Portfolio attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of each Portfolio because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the

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basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last trade price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

For Money Market VIP. The net asset value of shares of the Portfolio is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

Money Market VIP values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Portfolio’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Portfolio’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Fund believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a the Portfolio’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Portfolio’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

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TRUSTEES AND OFFICERS

DWS Variable Series I

The following table presents certain information regarding the Trustees and Officers of the Trust as of May 1, 2006. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

The following individuals hold the same position with the Fund and the Trust.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 and Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	45

Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	43

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Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Keith R. Fox (1954) Trustee, 1996-present	Managing General Partner, Exeter Capital Partners (private equity funds). Directorships: Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	45

Kenneth C. Froewiss (1945) Trustee 2005-present	Clinical Professor of Finance, NYU Stern School of Business; Director, DWS Global High Income Fund, Inc. (since 2001), DWS Global Commodities Stock Fund, Inc. (since 2004) and The Brazil Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	44

Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	45

Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	43

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Officers2

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Michael Colon[4] (1969) President, 2006-present	Managing Director[3] and Chief Operating Officer, Deutsche Asset Management (since 1999); President DWS Global High Income Fund, Inc. (since April 2006), DWS Global Commodities Stock Fund, Inc. (since April 2006), The Brazil Fund, Inc. (since April 2006), The Korea Fund, Inc. (since April 2006)	n/a

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management	n/a

Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

Patricia DeFilippis(4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Elisa D. Metzger(4) (1962) Assistant Secretary, 2005-present	Director(3), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management	n/a

Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a

John Robbins(4) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo(4) (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

A. Thomas Smith[4] (1956) Chief Legal Officer, 2005-present	Managing Director[3], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher LLP (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)	n/a

[1]	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the officers of the Trust, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

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[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
[3]	Executive title, not a board directorship.
[4]	Address: 345 Park Avenue, New York, New York 10154.

Officer’s Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Michael Colon:	Director and Chief Operating Officer
Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary

Trustees’ Responsibilities. The primary responsibility of the Board of Trustees is to represent the interests of the Fund’s shareholders and to provide oversight of the management of the Fund. Currently, six of the Board’s members are “Independent Trustees;” that is, they are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor.

The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2005, the Trustees conducted over 55 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 17 different days. In addition, various Trustees participated as members of the Board’s Valuation Committee throughout the year. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute’s 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Fund’s independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to their independence. The members of the Audit Committee are Keith R. Fox (Chair), Kenneth C. Froewiss and Jean Gleason Stromberg. The Audit Committee held six meetings during the calendar year 2005.

Nominating/Corporate Governance Committee: The Nominating/Corporate Governance Committee (i) selects and nominates candidates to serve as Independent Trustees*; (ii) oversees all other fund governance-related matters, including Board compensation practices, retirement policies, self-evaluations of effectiveness and allocations of assignments and functions of committees of the Board. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair) and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Trustees) held five meetings during the calendar year 2005.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation

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Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox (Chair), Kenneth C. Froewiss, Henry P. Becton, Jr. (alternate), Dawn-Marie Driscoll (alternate), Jean Gleason Stromberg (alternate) and Carl W. Vogt. Two Valuation Committee members or alternate members, 50% or more which are Independent Trustees, are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee held eight meetings for DWS Global Opportunities VIP and six meetings for all other portfolios for the calendar year 2005.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair) and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held six meetings during the calendar year 2005.

Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the Shareholder Servicing and Distribution Committee are Carl W. Vogt (Chair) and Jean Gleason Stromberg. The Marketing/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six meetings during the calendar year 2005.

Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and (ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Jean Gleason Stromberg and Carl Vogt (Chair). This committee met six times in 2005.

Expense/Operations Committee: The Expense/Operations Committee (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox (Chair) and Kenneth C. Froewiss. The Expense/Operations Committee held six meetings during the calendar year 2005.

*	Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904.

Remuneration. Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2005.

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Name of Trustee	Compensation from DWS Variable Series I	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Fund Complex 2 3 4
Henry P. Becton, Jr.	$11,230	$0	$164,000
Dawn-Marie Driscoll[1]	$13,335	$0	$203,829
Keith R. Fox	$12,291	$0	$184,829
Kenneth C. Froewiss[5]	$3,248	$0	$129,687
Jean Gleason Stromberg	$11,984	$0	$178,549
Carl W. Vogt	$11,073	$0	$162,049

[1]	Includes $19,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.
[2]	For each Trustee, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios. Each Trustee, except Mr. Froewiss, currently serves on the boards of 20 trusts/corporations comprised of 43 funds/portfolios. Mr. Froewiss currently serves on the boards of 23 trusts/corporations comprised of 46 funds/portfolios.
[3]	Aggregate compensation reflects amounts paid to the Trustees, except Mr. Froewiss, for special meetings of ad hoc committees of the Boston Board in connection with the possible consolidation of the various DWS Fund Boards and Funds, meetings for considering Fund expense simplification, and with respect to legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the Funds.
[4]	Aggregate compensation also reflects amounts paid to the Trustees for special meetings of the Boston Board in connection with reviewing the Funds’ rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. These meeting fees were borne by the Advisor.
[5]	Mr. Froewiss was appointed to the Boston Board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the Board.

Trustee Fund Ownership of Independent and Interested Trustees

The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2005.

Name of Trustee	Dollar Range of Securities Owned in DWS Variable Series I	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
Henry P. Becton, Jr.	None	Over $100,000
Dawn-Marie Driscoll	None	Over $100,000
Keith R. Fox	None	Over $100,000
Kenneth C. Froewiss	None	Over $100,000
Jean Gleason Stromberg	None	Over $100,000
Carl W. Vogt	None	Over $100,000

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

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Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.		None
Dawn-Marie Driscoll		None
Keith R. Fox		None
Kenneth C. Froewiss		None
Jean Gleason Stromberg		None
Carl W. Vogt		None

Securities Beneficially Owned

As of April 10, 2006, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.

To the best of the Fund’s knowledge, as of April 10, 2006, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

As of April 10, 2006, 24,385,280.240 shares in the aggregate, or 46.84% of the outstanding shares of Money Market VIP, were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 7,676,447.830 shares in the aggregate, or 14.74% of the outstanding shares of Money Market VIP, were held in the name of Paragon Multi Manager, Saint Louis, MO 63105-3443, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,677,380.660 shares in the aggregate, or 5.14% of the outstanding shares of Money Market VIP, were held in the name of Carillon Life Account, Cincinnati, OH 45201-0179, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,437,864.150 shares in the aggregate, or 12.37% of the outstanding shares of Money Market VIP, were held in the name of Union Cen. Individual Money Market, Cincinnati, OH 45201-0179, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,968,977.133 shares in the aggregate, or 6.50% of the outstanding shares of DWS Bond VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,397,926.716 shares in the aggregate, or 7.92% of the outstanding shares of DWS Bond VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 14,165,375.612 shares in the aggregate, or 46.76% of the outstanding shares of DWS Bond VIP, Class A were held in the name of Lincoln Benefit Life Annuity, Attn: Accounting Financial Control Team, Vernon Hills, IL 60061-1826, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,381,635.598 shares in the aggregate, or 21.07% of the outstanding shares of DWS Bond VIP, Class A were held in the name of Mutual of America, New York, NY 10022-6815, who may be deemed as the beneficial owner of certain of these shares.

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As of April 10, 2006, 77,642.919 shares in the aggregate, or 68.76% of the outstanding shares of DWS Bond VIP, Class B were held in the name of The Manufacturers Life Insurance Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 12,903.444 shares in the aggregate, or 11.43% of the outstanding shares of DWS Bond VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103.3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 22,373.465 shares in the aggregate, or 19.81% of the outstanding shares of DWS Bond VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 5,660,008.525 shares in the aggregate, or 9.64% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,347,938.703 shares in the aggregate, or 10.81% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Mutual of America, New York, NY 10022-6815, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 17,571,044.749 shares in the aggregate, or 29.92% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Mutual of America, Sep. Acct. 2, St. Louis, MO 63122, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,976,093.789 shares in the aggregate, or 11.88% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of PowerV Farmers & Flex Vulnet, Schaumburg, IL 60196-6800, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 11,006,190.466 shares in the aggregate, or 18.74% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Zurich Destination/Farmers Fund, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 4,654,636.028 shares in the aggregate, or 7.93% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Charter Nat. Life Ins. Co.-Horizon, Attn: Accounting Financial Control Team, Vernon Hills, IL 6001-1826, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,609,590.295 shares in the aggregate, or 84.02% of the outstanding shares of DWS Capital Growth VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 365,540.803 shares in the aggregate, or 8.51% of the outstanding shares of DWS Capital Growth VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 268,939.119 shares in the aggregate, or 6.26% of the outstanding shares of DWS Capital Growth VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,604,076.172 shares in the aggregate, or 18.83% of the outstanding shares of DWS Global Opportunities VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 11,229,544.752 shares in the aggregate, or 58.66% of the outstanding shares of DWS Global Opportunities VIP, Class A were held in the name of Zurich Destinations/Farmers Fund, c/o Kilico, Attn: Investment

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Accounting LL-2W, P.O. Box 19097, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,890,003.691 shares in the aggregate, or 9.87% of the outstanding shares of DWS Global Opportunities VIP, Class A were held in the name of Charter Nat. Life Ins. Co-Horizon, Attn: Accounting Financial Control Team, Vernon Hills, IL 60061-1826, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 347,550.495 shares in the aggregate, or 15.62% of the outstanding shares of DWS Global Opportunities VIP, Class B were held in the name of United of Omaha, Attn: Product Accounting & Reporting, Omaha, NE 68175-0001, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,430,863.092 shares in the aggregate, or 64.32% of the outstanding shares of DWS Global Opportunities VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 231,191.232 shares in the aggregate, or 10.39% of the outstanding shares of DWS Global Opportunities VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 204,432.549 shares in the aggregate, or 9.19% of the outstanding shares of DWS Global Opportunities VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 7,794,446.547 shares in the aggregate, or 27.85% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 30,888,802.791 shares in the aggregate, or 11.35% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653.0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,417,173.603 shares in the aggregate, or 5.06% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of PowerV Farmers PowerV & Flex Vulnet, Schaumburg, IL 60196-6800, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 7,867,324.229 shares in the aggregate, or 28.11% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of Zurich Destinations/Farmers Fund, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,606,901.127 shares in the aggregate, or 5.74% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of State Street Bank & Trust, Cust. FBO SVSII Scud Growth & Income, Strategic Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,441,424.321 shares in the aggregate, or 8.72% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of State Street Bank & Trust Cust., FBO SVSII Scudder Growth Strategies Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 421,961.094 shares in the aggregate, or 8.76% of the outstanding shares of DWS Growth & Income VIP, Class B were held in the name of United of Omaha, Attn: Product Accounting & Reporting, Omaha, NE 68175-0001, who may be deemed as the beneficial owner of certain of these shares.

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As of April 10, 2006, 3,236,908.656 shares in the aggregate, or 67.16% of the outstanding shares of DWS Growth & Income VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 519,087.039 shares in the aggregate, or 10.77% of the outstanding shares of DWS Growth & Income VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 595,583.296 shares in the aggregate, or 12.36% of the outstanding shares of DWS Growth & Income VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,699,301.312 shares in the aggregate, or 20.97% of the outstanding shares of DWS Health Care VIP, Class A were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,357,170.265 shares in the aggregate, or 78.43% of the outstanding shares of DWS Health Care VIP, Class A were held in the name of Zurich Destinations/Farmers Fund, c/o Kilico, Attn: Investment Accounting LL-2W, P.O. Box 19097, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,309,391.521 shares in the aggregate, or 74.91% of the outstanding shares of DWS Health Care VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 205,867.990 shares in the aggregate, or 11.78% of the outstanding shares of DWS Health Care VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 229,366.313 shares in the aggregate, or 13.12% of the outstanding shares of DWS Health Care VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,420,904.110 shares in the aggregate, or 6.67% of the outstanding shares of DWS International VIP, Class A were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,642,438.026 shares in the aggregate, or 7.10% of the outstanding shares of DWS International VIP, Class A were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,570,084.220 shares in the aggregate, or 5.01% of the outstanding shares of DWS International VIP, Class A were held in the name of Metlife Inv. USA Sep. Acct. A, Boston, MA 02116-3706, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,578,802.373 shares in the aggregate, or 6.98% of the outstanding shares of DWS International VIP, Class A were held in the name of Mutual of America, New York, NY 10022-6815, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 12,438,593.830 shares in the aggregate, or 24.26% of the outstanding shares of DWS International VIP, Class A were held in the name of Mutual of America, Sep. Acct. 2, Saint Louis, MO 63122, who may be deemed as the beneficial owner of certain of these shares.

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As of April 10, 2006, 4,158,493.415 shares in the aggregate, or 8.11% of the outstanding shares of DWS International VIP, Class A were held in the name of Union Central ESP International, Cincinnati, OH 45201-0179, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 10,702,079.061 shares in the aggregate, or 20.87% of the outstanding shares of DWS International VIP, Class A were held in the name of Zurich Destinations/Farmers Fund, c/o Kilico, Attn: Investment Accounting LL-2W, P.O. Box 19097, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,003,167.883 shares in the aggregate, or 81.33% of the outstanding shares of DWS International VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 316,202.703 shares in the aggregate, or 8.56% of the outstanding shares of DWS International VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 301,368.614 shares in the aggregate, or 8.16% of the outstanding shares of DWS International VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolios, each Portfolio’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Portfolios or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Portfolios against the Portfolios, their directors and officers, the Portfolios’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Portfolios and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Portfolio’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Portfolios’ Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Portfolio’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolios or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Portfolios as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Portfolio’s investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Portfolios.

SHAREHOLDER COMMUNICATIONS

Owners of policies and contracts issued by Participating Insurance Companies for which shares of one or more Portfolios are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements certified by the Portfolios’ independent public accountants. Each

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report will show the investments owned by a Portfolio and the market values thereof as determined by the Trustees and will provide other information about a Portfolio and its operations.

Participating Insurance Companies with inquiries regarding the Fund or its Portfolios may call the Fund’s underwriter, DWS Scudder Distributors, Inc., at 1-800-778-1482 or write DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606-5808.

FUND ORGANIZATION

General

The Portfolios are series of DWS Variable Series I, a Massachusetts business trust established under an Amended and Restated Declaration of Trust dated October 24, 1997, as amended from time to time. The Fund offers seven portfolios: Money Market VIP, DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP.

The Fund may issue an unlimited number of shares of beneficial interest in the Portfolios, all having $.01 par value, which may be divided by the Board of Trustees into classes of shares. The Board of Trustees of the Fund may authorize the issuance of additional classes and additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions. Since the Fund offers multiple Portfolios, it is known as a “series company.” Shares of a Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio and are subject to any preferences, rights or privileges of any classes of shares of the Portfolio. Currently, each Portfolio (except Money Market VIP, which does not offer separate classes of shares) offers two classes of shares: Class A and Class B shares. Shares of each Portfolio have equal noncumulative voting rights except that each Portfolio’s Class A and Class B shares have separate and exclusive voting rights with respect to the Portfolios’ Class A and Class B Rule 12b-1 Plans, respectively. Shares of each class also have equal rights with respect to dividends, assets and liquidation subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Portfolio. Shares of each Portfolio are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Fund is not required to hold annual shareholder meetings and does not intend to do so. However, the Fund will hold special meetings as required or deemed desirable for such purposes as electing Trustees, changing fundamental policies or approving an investment management agreement. Subject to the Declaration of Trust, shareholders may remove Trustees. If shares of more than one Portfolio are outstanding, shareholders will vote by Portfolio and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of Trustees, or when voting by class is appropriate.

The Portfolios generally are not required to hold meetings of their shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of Trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination of a Portfolio or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or Portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Portfolios, or any registration of the Portfolios with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

The activities of the Fund are supervised by its Trustees, who are elected by shareholders. Shareholders have one vote for each share held. Fractional shares have fractional votes.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act, (a) the Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the Trustees have

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been elected by shareholders, and (b) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy `will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of two-thirds of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of a Portfolio stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, each Portfolio has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Fund’s Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Portfolio could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Portfolio and certain amendments of the Declaration of Trust, would not be effected by this provision; nor would matters which under the 1940 Act require the vote of a “majority of the outstanding voting securities” as defined in the 1940 Act. The Fund will vote its shares in each Underlying Fund in proportion to the vote of all other shareholders of each respective Underlying Fund.

The Fund’s Declaration of Trust specifically authorizes the Board of Trustees to terminate any Portfolio or class by notice to the shareholders without shareholder approval.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a portfolio thereof. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Portfolio or the Fund’s Trustees. Moreover, the Declaration of Trust provides for indemnification out of Portfolio property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio and each Portfolio will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Portfolio itself is unable to meet its obligations. It is possible that a Portfolio might become liable for a misstatement regarding another Portfolio. The Trustees of the Fund have considered this and approved the use of a combined Statement of Additional Information for the Portfolios.

The Declaration of Trust provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Fund, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, of reckless disregard of duties involved in the conduct of his or her office.

Shares entitle their holders to one vote per share; however, separate votes will be taken by each Portfolio on matters affecting an individual Portfolio. For example, a change in investment policy for Money Market VIP would be voted upon only by shareholders of Money Market VIP. Additionally, approval of the investment advisory agreement covering a Portfolio is a matter to be determined separately by each Portfolio. Approval by the shareholders of one Portfolio is effective as to that Portfolio. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares

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voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights, and are transferable.

Shareholders have certain rights, as set forth in the Declaration of Trust of the Fund, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of beneficial interest of the Fund.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

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As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com (click on “proxy voting” at the bottom of the page).

ADDITIONAL INFORMATION

The CUSIP number of Money Market VIP is 23338G 844.

The CUSIP number of DWS Bond VIP Class A shares is 23338G 109.

The CUSIP number of DWS Bond VIP Class B shares is 23338G 208.

The CUSIP number of DWS Growth & Income VIP Class A shares is 23338G 703.

The CUSIP number of DWS Growth & Income VIP Class B shares is 23338G 802.

The CUSIP number of DWS Capital Growth VIP Class A shares is 23338G 307.

The CUSIP number of DWS Capital Growth VIP Class B shares is 23338G 406.

The CUSIP number of DWS Global Opportunities VIP Class A shares is 23338G 505.

The CUSIP number of DWS Global Opportunities VIP Class B shares is 23338G 604.

The CUSIP number of DWS International VIP Class A shares is 23338G 869.

The CUSIP number of DWS International VIP Class B shares is 23338G 851.

The CUSIP number of DWS Health Care VIP Class A shares is 23338G 885.

The CUSIP number of DWS Health Care VIP Class B shares is 23338G 877.

Each Portfolio has a December 31 fiscal year end.

The name “DWS Variable Series I” is the designation of the Trustees for the time being under an amended and restated Declaration of Trust dated October 24, 1997, as amended from time to time, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees,

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officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by the Fund’s Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State’s Office in Boston, Massachusetts.

Each Portfolio, through its combined Prospectuses and combined Statement of Additional Information, offers only its own share classes, yet it is possible that one Portfolio might become liable for a misstatement regarding the other Portfolio. The Trustees have considered this, and have approved the use of the Prospectus and Statement of Additional Information.

The Fund’s prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement, and its amendments, for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

FINANCIAL STATEMENTS

The financial statements of DWS Variable Series I are comprised of the following:

Money Market VIP

DWS Bond VIP

DWS Growth & Income VIP

DWS Capital Growth VIP

DWS Global Opportunities VIP

DWS International VIP

DWS Health Care VIP

The financial statements, including the investment portfolios of DWS Variable Series I, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements are incorporated by reference and attached hereto, in the Annual Report to the Shareholders of the Fund dated December 31, 2005, and are hereby deemed to be part of this Statement of Additional Information.

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APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC. — CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

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MOODY’S INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR’S RATINGS SERVICES — CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

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B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated `R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P’s rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P’s does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR’S RATINGS SERVICES — SHORT-TERM RATINGS

S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

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FITCH INVESTORS SERVICE, INC. — BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

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F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

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Filed pursuant to Rule 497(b)

File no. 333-136422

STATEMENT OF ADDITIONAL INFORMATION

DWS VARIABLE SERIES I

DWS CAPITAL GROWTH VIP

Two International Place

Boston, MA 02112

This statement of additional information is not a prospectus, but should be read in conjunction with the prospectus/proxy statement dated September 28, 2006 for the special meetings of shareholders of DWS Janus Growth Opportunities VIP (“Janus VIP”), DWS Oak Strategic Equity VIP (“Oak VIP”) and DWS Legg Mason Aggressive Growth VIP (“Legg Mason VIP”), each a series of DWS Variable Series II, to be held on October 31, 2006, into which this statement of additional information is hereby incorporated by reference. Copies of the prospectus/proxy statement may be obtained at no charge by contacting your insurance company or by calling the corresponding Fund at 1-800-621-1048, or from the firm from which this statement of additional information was obtained, and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov).

Further information about DWS Capital Growth VIP (“Capital Growth VIP”), a series of DWS Variable Series I, is contained in Capital Growth VIP’s statement of additional information dated May 1, 2006, as supplemented from time to time, for Class A shares and Class B shares, which is attached to this statement of additional information as Exhibit A. The audited financial statements and related independent registered public accounting firm’s report for the Capital Growth VIP contained in the annual report to shareholders for the fiscal year ended December 31, 2005 and the unaudited financial statements contained in the semiannual report to shareholders for the six-month period ended June 30, 2006 are incorporated herein by reference. No other parts of the annual or semiannual reports to shareholders are incorporated by reference herein.

The unaudited pro forma financial statements, attached hereto as Exhibit B, are intended to present the financial condition and related results of operations of Janus VIP and Capital Growth VIP as if the merger had been consummated on June 30, 2006, except as otherwise indicated.

The unaudited pro forma financial statements required by Rule 11-01 of Regulation S-X have been omitted for the proposed mergers involving Legg Mason VIP and Oak VIP pursuant to Item 14 of Form N-14, which permits such omission if the net asset value of the fund to be acquired does not exceed 10% of the acquiring fund’s net asset value as of a specified date within 30 days prior to the filing of this registration statement. As of July 31, 2006 the net asset value of neither Legg Mason VIP nor Oak VIP exceeded 10% of the net asset value of Capital Growth VIP.

Further information about Janus VIP, Oak VIP and Legg Mason VIP is contained in each fund’s statement of additional information dated May 1, 2006, as supplemented from time to time, for Class A shares and Class B shares. The audited financial statements and related independent registered public accounting firm’s report for each of Janus VIP, Oak VIP and Legg Mason VIP is contained in each fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2005 and the unaudited financial statements contained in the Semi-Annual Report to Shareholders for the six-month period ended June 30, 2006. No other parts of the Annual or Semi-Annual Reports to Shareholders are incorporated by reference herein.

The date of this statement of additional information is September 28, 2006.

Exhibit A

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

CLASS A AND B SHARES

DWS VARIABLE SERIES I

(formerly SCUDDER VARIABLE SERIES I)

Two International Place, Boston, Massachusetts 02110

1-800-778-1482

This combined Statement of Additional Information is not a prospectus. It should be read in conjunction with the applicable prospectuses of DWS Variable Series I (the “Fund”) dated May 1, 2006, as amended from time to time. The prospectuses may be obtained without charge from the Fund by calling the toll-free number listed above, and is also available along with other related materials on the Securities and Exchange Commission Internet Web site (http://www.sec.gov). The prospectus is also available from Participating Insurance Companies.

DWS Variable Series I offers a choice of seven portfolios (each a “Portfolio,” collectively, the “Portfolios”), to holders of certain variable life insurance and variable annuity contracts offered by Participating Insurance Companies.

The seven portfolios are:

MONEY MARKET VIP (formerly MONEY MARKET PORTFOLIO)

DWS BOND VIP (formerly BOND PORTFOLIO)

DWS GROWTH & INCOME VIP (formerly GROWTH AND INCOME PORTFOLIO)

DWS CAPITAL GROWTH VIP (formerly CAPITAL GROWTH PORTFOLIO)

DWS GLOBAL OPPORTUNITIES VIP (formerly GLOBAL DISCOVERY PORTFOLIO)

DWS INTERNATIONAL VIP (formerly INTERNATIONAL PORTFOLIO)

DWS HEALTH CARE VIP (formerly HEALTH SCIENCES PORTFOLIO)

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INVESTMENT RESTRICTIONS

The following fundamental policies may not be changed with respect to any Portfolio without the approval of the majority of outstanding voting securities of that Portfolio which, under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Portfolio. Any investment restrictions which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio.

As a matter of fundamental policy, the Fund may not on behalf of any Portfolio:

1.	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	For all Portfolios (except DWS Health Care VIP): concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4.	purchase physical commodities or contracts relating to physical commodities;

5.	engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

6.	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s ownership of securities; or

7.	make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Other Investment Policies. The Board of Trustees of the Fund has voluntarily adopted policies and restrictions which are observed in the conduct of the Fund’s affairs. These represent intentions of the Board based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without prior notice to or approval of shareholders.

As a matter of nonfundamental policy, the Fund currently does not intend on behalf of the indicated Portfolio(s):

1.	For Money Market VIP: to borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

2.	For all Portfolios (except Money Market VIP): to borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Portfolio’s registration statement which may be deemed to be borrowings;

3.	For all Portfolios (except Money Market VIP and DWS Bond VIP): to enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

4.	For all Portfolios (except Money Market VIP): to purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Portfolio may obtain such short-term credits as may be necessary for the clearance of securities transactions;

5.	For all Portfolios (except Money Market VIP): to purchase options, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

6.	For all Portfolios (except Money Market VIP and DWS Bond VIP): to enter into futures contracts or purchase options thereon, unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Portfolio and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Portfolio’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, and in-the-money amount may be excluded in computing the 5% limit;

7.	For Bond VIP: to invest more than 15% of its total assets in futures contracts and interest rate swaps contracts based on the notional amount of the contracts;

8.	For all Portfolios (except Money Market VIP): to purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Portfolio’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

9.	For all Portfolios (except Money Market VIP): to lend portfolio securities in an amount greater than 33 1/3% of its total assets;

10.	For Money Market VIP: to lend portfolio securities in an amount greater than 5% of its total assets; and

11.	For Money Market VIP: to invest more than 10% of total assets in non-affiliated registered investment companies.

12.	For all portfolios (except Money Market VIP): acquire securities of registered, open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940, as amended.

“Value” for the purposes of all investment restrictions shall mean the value used in determining a Portfolio’s net asset value. (See “NET ASSET VALUE.”)

Master/feeder Fund Structure

The Fund’s Board of Trustees has the discretion with respect to each Portfolio to retain the current distribution arrangement for the Portfolio while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Money Market VIP. Money Market VIP seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income.

Money Market VIP purchases US Treasury bills, notes and bonds; obligations of agencies and instrumentalities of the US Government; domestic and foreign bank certificates of deposit; variable and floating rate instruments; bankers’ acceptances; finance company and corporate commercial paper; and repurchase agreements and corporate obligations. Investments are limited to those that are US Dollar-denominated and at the time of purchase are rated, or judged by the Advisor, subject to the supervision of the Trustees, to be equivalent to those rated high quality (i.e., rated in the two highest short-term rating categories) by any two nationally-recognized statistical rating services such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”). In addition, the Advisor seeks through its own credit analysis to limit investments to high quality instruments presenting minimal credit risks. Securities eligible for investment by Money Market VIP which are rated in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating service has issued a rating with respect to that security) are known as “first tier securities.” Securities eligible for investment by Money Market VIP rated in the top two categories which are not first tier securities are known as “second tier securities.” Investments in commercial paper and finance company paper will be limited to securities which, at the time of purchase, will be rated A-1 or A-2 by S&P or Prime 1 or Prime 2 by Moody’s or the equivalent by any nationally-recognized statistical rating service or judged to be equivalent by the Advisor. Obligations which are subject to repurchase agreements will be limited to those of the type and quality described above. Money Market VIP may also hold cash. Shares of the Portfolio are not insured by an agency of the US Government. Securities and instruments in which the Portfolio may invest may be issued by the US Government, its agencies and instrumentalities, corporations, trusts, banks, finance companies and other business entities.

Money Market VIP may invest in bankers’ acceptances of large domestic or foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion) including foreign branches of such domestic banks, which involve different risks than those associated with investments in certificates of deposit of domestic banks, and of smaller banks as described below. The Portfolio will invest in US dollar-denominated certificates of deposit and bankers’ acceptances of foreign banks if such banks meet the stated qualifications. Although the Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit and bankers’ acceptances issued by foreign banks and foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investments in certificates of deposit and bankers’ acceptances issued by domestic banks. (See “Foreign Securities” in this Statement of Additional Information for further risks of foreign investment.)

Money Market VIP may also invest in certificates of deposit issued by banks and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will the Portfolio hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Portfolio’s assets (taken at current value) are invested in certificates of deposit of such banks.

The assets of Money Market VIP consist entirely of cash items and investments having a remaining maturity date of 397 calendar days or less from date of purchase. The Portfolio will be managed so that the average maturity of all instruments in the portfolio (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Portfolio’s investments varies according to the Advisor’s appraisal of money market conditions.

The Portfolio may invest more than 5% but not more than 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Portfolio may not make more than one such investment at any time. The Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Portfolio. Further, the Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Portfolio.

DWS Bond VIP. DWS Bond VIP seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.

DWS Growth & Income VIP. DWS Growth & Income VIP seeks long-term growth of capital, current income and growth of income. The portfolio may invest up to 25% of its total assets in foreign securities.

DWS Capital Growth VIP. DWS Capital Growth VIP seeks to maximize long-term capital growth through a broad and flexible investment program.

The Portfolio, as a matter of nonfundamental policy, may invest up to 20% of its net assets in intermediate to longer term debt securities. Generally, these securities will be in the top four grades of credit quality (i.e. BBB/Baa and above). In order to reduce risk, as market or economic conditions periodically warrant, the Portfolio may also invest up to 25% of its assets in short-term debt instruments. The Portfolio’s intermediate to longer-term debt securities may also include those which are rated below investment grade as long as no more than 5% of its net assets are invested in such securities. While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign equity securities.

Should the rating of any security held by the Portfolio be downgraded after the time of purchase, the Advisor will determine whether it is in the best interest of the Portfolio to retain or dispose of the security.

DWS Global Opportunities VIP. DWS Global Opportunities VIP seeks above-average capital appreciation over the long term. The Portfolio may purchase investment-grade bonds, those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, of equivalent quality as determined by the Advisor.

The Portfolio invests in no less than five foreign countries; provided that, (i) if foreign securities comprise less than 80% of the value of the Portfolio’s net assets, the Portfolio shall invest in no less than four foreign countries; (ii) if foreign securities comprise less than 60% of the value of the Portfolio’s net assets, the Portfolio shall invest in no less than three foreign countries; (iii) if foreign securities comprise less than 40% of the value of the Portfolio’s net assets, the Portfolio shall invest in no less than two foreign countries; and (iv) if foreign securities comprise less than 20% of the value of the Portfolio’s net assets the Portfolio may invest in a single foreign country.

The Portfolio shall invest no more than 20% of the value of its net assets in securities of issuers located in any one country; provided that an additional 15% of the value of the Portfolio’s net assets may be invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom and Germany; and provided further that 100% of the Portfolio’s assets may be invested in securities of issuers located in the United States. The Portfolio will limit investments in securities of issuers located in Eastern Europe to 5% of its total assets.

DWS International VIP. DWS International VIP seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio typically will invest in companies in at least three different countries, excluding the United States.

Under exceptional economic or market conditions abroad, the Portfolio may temporarily, until normal conditions return, invest all or a major portion of its assets in Canadian or US Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States.

DWS Health Care VIP. Under normal circumstances, DWS Health Care VIP seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. The Portfolio “concentrates,” for purposes of the 1940 Act, its assets in securities related to a particular industry or group of related industries, which means that at least 25% of its net assets will be invested in these assets at all times.

A security will be considered appropriate for the Portfolio if at least 50% of its total assets, revenues, or net income is related to or derived from the industry or industries designated for the Portfolio. DWS Health Care VIP may invest up to 20% of total assets in debt securities, including bonds of private issuers. The Portfolio may invest up to 20% of its total assets in US Treasury securities, and agency and instrumentality obligations.

Temporary Defensive Policy. For temporary defensive purposes, each Portfolio may invest, without limit, in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. In such a case, a Portfolio would not be pursuing, and may not achieve, its investment objective.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Policies

DWS Variable Series I is an open-end, registered management investment company established as a Massachusetts business trust. The Fund is a series fund consisting of seven diversified portfolios: Money Market VIP, DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS Health Care VIP and DWS International VIP: (individually or collectively hereinafter referred to as a “Portfolio” or the “Portfolios”). Additional portfolios may be created from time to time. The Fund is intended to be the funding vehicle for variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies”) to be offered to the separate accounts of certain life insurance companies (“Participating Insurance Companies”).

Except for Money Market VIP, which does not offer separate classes of shares, two classes of shares of each Portfolio of the Fund are currently offered through Participating Insurance Companies. Class A shares are offered at net asset value and are not subject to a Rule 12b-1 Distribution Plan. Class B shares are offered at net asset value and are subject to a Rule 12b-1 Distribution Plan.

Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a vote of shareholders. There is no assurance that the objectives of any Portfolio will be achieved.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage (such as short selling, hedging, etc.) or a financial instrument which a Portfolio may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), in its discretion, might, but is not required to, use in managing each Portfolio’s assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Portfolios but not for all investment companies advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio but, to the extent employed, could from time to time have a material impact on the Portfolio’s performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein, and in the Portfolio’s applicable prospectus.

Borrowing. As a matter of fundamental policy, each Portfolio (except Money Market VIP) will not borrow money, except as permitted under the 1940 Act, and as interpreted by regulatory authority having jurisdiction, from time to time. While the Trustees do not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a Portfolio’s volatility and the risk of loss in a declining market. Borrowing by a Portfolio will involve special risk considerations. Although the principal of a Portfolio’s borrowings will be fixed, the Portfolio’s assets may change in value during the time that a borrowing is outstanding, thus increasing exposure to capital risk.

Asset-Backed Securities. Asset backed securities may include pools of mortgages (“mortgage-backed securities”), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a Portfolio’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Asset-Indexed Securities. DWS Health Care VIP may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. The Portfolio will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The Portfolio may purchase asset-indexed securities to the extent permitted by law.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Portfolios may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although the Portfolios recognize that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Portfolio will not benefit from insurance from the Bank Insurance

Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund’s limitation on investments in illiquid securities.

Collateralized Mortgage Obligations (“CMOs”). CMOs are hybrids between a mortgage-backed bond and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities.

Common Stocks. DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Portfolios may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP may each invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Portfolio may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tends to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”).

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

Depositary Receipts. DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP may each invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the DWS Growth & Income VIP, DWS Capital Growth VIP and DWS International VIP investment policies, the Portfolios’ investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a Portfolio avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. DWS Bond VIP may invest in all types of direct debt investments, but among these investments the Portfolio currently intends to invest primarily in direct loans and trade claims.

When the Portfolio participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company’s management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior-obligations in an issuer’s capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers. Trade claims typically may sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. The Portfolio will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of the Portfolio’s investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which the Portfolio invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Portfolio’s ability to dispose of them when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Portfolio to assign a value of these instruments for purposes of valuing the Portfolio’s portfolio and calculating its net asset value. In order to lessen liquidity risk, the Portfolio anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the Portfolio’s net assets to be illiquid. Trade claims may also present a tax risk to the Portfolio. The Portfolio will not invest in trade claims if it effects the Portfolio’s qualification as a regulated investment company under Subchapter M of the Internal Revenue Code.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a Portfolio to a bank or broker/dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

Each Portfolio will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. The Portfolios will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as amended, as borrowings of each Portfolio because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to the Portfolio. For example, while a Portfolio receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that each Portfolio’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Eurodollar Instruments. Each Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

FHLMC Collateralized Mortgage Obligations. Federal Home Loan Mortgage Corporation (“FHLMC”) CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates (“PCs”), payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Portfolio may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Portfolio may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of a Portfolio’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer. A Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a Portfolio will invest in foreign fixed income securities based on the Advisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor’s analysis rather than upon published ratings, achievement of a Portfolio’s goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a Portfolio, and thus the net asset value of a Portfolio’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio’s investments in fixed income securities are denominated with respect to the US dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio’s investments in foreign fixed income securities, and the extent to which a Portfolio hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio.

Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Investment. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP and DWS International VIP may each invest, except as applicable to debt securities generally, in US dollar-denominated foreign debt securities (including those issued by the Dominion of Canada and its provinces and other debt securities which meet the criteria applicable to the Portfolio’s domestic investments), and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by the Advisor. DWS Bond VIP may invest up to 25% of its assets in non-US dollar-denominated foreign debt securities. DWS Growth & Income VIP may invest up to 25% of its assets in non-US dollar denominated equity securities of foreign issuers. DWS Capital Growth VIP may invest up to 25% of its assets, and DWS Global Opportunities VIP and DWS International VIP may invest without limit, in non-US dollar-denominated equity securities of foreign issuers.

Foreign Securities. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund’s assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund’s securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund’s identification of such condition until the date of the SEC action, a fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund’s Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

High Yield/High Risk Bonds. DWS Bond VIP, DWS Capital Growth VIP and DWS Global Opportunities VIP may also purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Ba by Moody’s or below BB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest.

See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Portfolio may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Portfolio’s ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Portfolio’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A Portfolio’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Portfolio may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an “underwriter” for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio’s decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.

Indexed Securities. DWS Bond VIP may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a Portfolio may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

Interfund Borrowing and Lending Program. The Fund, on behalf of each Portfolio, has received exemptive relief from the Securities and Exchange Commission (“SEC”) which permits the Portfolios to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio, as a matter of nonfundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that a Portfolio (except Money Market VIP) may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment Company Securities. Each Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. Each Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their Net Asset Value (“NAVs”). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the S&P 500. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. DWS Bond VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS Growth & Income VIP, DWS Health Care VIP and DWS International VIP may each purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Portfolio invests in higher-grade securities, a Portfolio will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. Each Portfolio may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust and DWS Trust Company, or one or more future entities for which Deutsche Asset Management acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Portfolio in shares of the Central Funds will be in accordance with the Portfolio’s investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Portfolio’s ability to manage Uninvested Cash.

Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that the Portfolio’s aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The DWS Health Care VIP may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Portfolio’s portfolio as its assets increase (and thus have a more limited effect on the Portfolio’s performance).

Lending of Portfolio Securities. Each Portfolio (except Money Market VIP) may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a portfolio. A portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by a portfolio at any time, and (d) a portfolio receives reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a portfolio’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a portfolio may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of the Fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Money Market VIP effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Fund’s Board has approved policies established by the Fund’s Advisor reasonably calculated to prevent the Fund’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Fund’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Fund’s portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Mortgage-Backed Securities and Mortgage Pass-Through Securities. DWS Bond VIP, DWS Global Opportunities VIP and DWS Growth & Income VIP may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates will often lead to a faster rate of repayment of the underlying mortgages, and expose the Portfolios to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Portfolios, the prepayment right will tend to limit to some degree the increase in net asset value of the Portfolios because the value of the mortgage-backed securities held by the Portfolios may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their volatility, affecting the price volatility of the Fund’s shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities such as securities issued by the “GNMA” are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned US Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Portfolio shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the US Government) include Fannie Mae and the “FHLMC.” Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any governmental agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the US Government.

FHLMC is a corporate instrumentality of the US Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues PCs which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolios’ investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Portfolios’ quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Other Mortgage-Backed Securities. The Advisor expects that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-

collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. DWS Bond VIP will not purchase mortgage-backed securities or any other assets which, in the opinion of the Advisor, are illiquid if, as a result, more than 15% of the value of the Portfolio’s net assets will be illiquid. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Portfolio’s investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

Mortgage Dollar Rolls. DWS Bond VIP may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Municipal Obligations. DWS Bond VIP may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are “notes” and “bonds.” Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the FHA under Fannie Mae or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund.

Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for a Portfolio may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (“demand obligations”). Demand obligations are considered for a Portfolio’s purposes to mature at the demand date.

There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Portfolio. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a Portfolio are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. A Portfolio believes that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

For the purpose of a Portfolio’s investment restrictions, the identification of the “issuer” of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

DWS Bond VIP may acquire municipal obligations when, due to disparities in the debt securities markets, the anticipated total return on such obligations is higher than that on taxable obligations. DWS Bond VIP has no current intention of purchasing tax-exempt municipal obligations that would amount to greater than 5% of the Portfolio’s total assets.

Participation Interests. A Portfolio may purchase from financial institutions participation interests in securities in which a Portfolio may invest. A participation interest gives a Portfolio an undivided interest in the security in the proportion that a Portfolio’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a Portfolio may invest. For certain participation interests, a Portfolio will have the right to demand payment, on not more than seven days’ notice, for all or any part of a Portfolio’s participation interests in the security, plus accrued interest. As to these instruments, a Portfolio generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Other Asset-Backed Securities. The securitization techniques used to develop mortgaged-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM (“CARS(SM)”). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. DWS Bond VIP will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.

DWS Bond VIP may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual interest in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require DWS Bond VIP to dispose of any then existing holdings of such securities.

Real Estate Investment Trusts (“REITs”). DWS Bond VIP, DWS Growth & Income VIP, DWS Global Opportunities VIP and DWS Health Care VIP may each invest in REITs. REITs are sometimes informally categorized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Equity REITs may also realize capital gains by selling properties that have appreciated in value. Changes in interest rates may also affect the value of a Portfolio’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market prices of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of a Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. On behalf of a Portfolio, the Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Portfolio, the Fund seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. Each Portfolio may enter into “reverse repurchase agreements,” which are repurchase agreements in which a Portfolio, as the seller of the securities, agrees to repurchase such securities at an agreed upon time and price. The Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements. Each Portfolio will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Portfolio assets and its yield.

Section 4(2) Paper. Subject to its investment objectives and policies, the Fund, on behalf of the Money Market VIP, may invest in commercial paper issued under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Fund also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Fund’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the Fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. On behalf of the Money Market VIP, the Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund’s ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund and affect its share price.

Securities Index Options. DWS Bond VIP, DWS Capital Growth VIP and DWS International VIP may each purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio’s securities. Options on securities indexes are similar to options on stock except that the settlement is made in cash. (See “Strategic Transactions and Derivatives.”)

Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date, multiplied by (ii) a fixed “index multiplier.” In exchange for undertaking the obligation to make such cash payment, the writer of the securities index option receives a premium.

A securities index fluctuates with changes in the market values of the securities so included. Some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indexes are currently traded on exchanges including the Chicago Board Options Exchange, Philadelphia Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities holdings of a Portfolio will not exactly match the composition of the securities indexes on which options are written. In addition, the purchase of securities index options involves essentially the same risks as the purchase of options on futures contracts. The principal risk is that the premium and transactions costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is written. Options on securities indexes also entail the risk that a liquid secondary market to close out the option will not exist, although a Portfolio will generally only purchase or write such an option if the Advisor believes the option can be closed out.

Securities with Put Rights. On behalf of Money Market VIP, the Fund may enter into put transactions with respect to obligations held in its portfolio with broker/dealers pursuant to a rule under the 1940 Act and with commercial banks.

The right of the Portfolio to exercise a put is unconditional and unqualified. A put is not transferable by the Portfolios, although the Portfolio may sell the underlying securities to a third party at any time. If necessary and advisable, the Portfolio may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities). The Portfolio expects, however, that puts generally will be available without the payment of any direct or indirect consideration.

The Portfolio may enter into puts only with banks or broker/dealers that, in the opinion of the Advisor, present minimal credit risks. The ability of the Portfolio to exercise a put will depend on the ability of the bank or broker/dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker/dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio intends to enter into puts solely to maintain liquidity and does not intend to exercise its rights thereunder for trading purposes. The puts will only be for periods of substantially less than the life of the underlying security. The acquisition of a put will not affect the valuation by the Portfolio of the underlying security. The actual put will be valued at zero in determining net asset value of the Portfolio. Where the Portfolio pays directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put. The maturity of an obligation purchased by the Portfolio will not be considered shortened by any put to which such obligation is subject.

Short Sales Against the Box. DWS Health Care VIP may make short sales of common stocks if, at all times when a short position is open, a Portfolio owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales “against the box.” The portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which the Portfolio replaces the borrowed security. The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Portfolio. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Portfolio will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. The Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a Portfolio may enter into short sales against the box.

Small Company Risk. The Advisor believes that many small companies often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Stock Index Futures. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based. That index is designed to reflect overall price trends in the market for equity securities.

Stock index futures may be used to hedge the equity securities of each of DWS Growth & Income VIP, DWS Capital Growth VIP or DWS International VIP with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, the Fund may seek to protect the value of the equity of a Portfolio’s securities against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the Fund can seek on behalf of a Portfolio to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case. (See “Strategic Transactions and Derivatives.”)

Stripped Zero Coupon Securities. Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRS(TM)”) and Certificate of Accrual on Treasuries (“CATS(TM)”). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e. cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Third Party Puts. On behalf of the Money Market VIP, the Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals (not exceeding 397 calendar days) to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to a Portfolio will be that of holding such a long-term bond and the weighted average maturity of a fund’s portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a Portfolio, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund’s portfolio in a manner designed to minimize any adverse impact from these investments.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Trust Preferred Securities. DWS Bond VIP may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Portfolios of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as the Portfolios, would be required to accrue daily for Federal income tax purposes, their share of the stated interest and the de minimis OID on the debentures (regardless of whether a Portfolio receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933, as amended, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Portfolios, to sell their holdings.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in a Portfolio’s portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Portfolio’s average portfolio maturity. As a result, a Portfolio’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. Money Market VIP, may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand

Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. Each Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Warrants. Each Portfolio (except Money Market VIP) may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, the Portfolio would lose the entire purchase price of the warrant.

When-Issued Securities. A Portfolio may from time to time purchase securities on a “when-issued” or “forward delivery” basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is generally fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. When a Portfolio purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income. While such securities may be sold prior to the settlement date, a Portfolio intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A Portfolio will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Global Opportunities VIP may each invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Strategic Transactions and Derivatives. The following is applicable to DWS Bond VIP, DWS Growth & Income VIP, DWS Global Opportunities VIP and DWS Health Care VIP. The following is also applicable to DWS Capital Growth VIP and DWS International VIP where specifically noted.

A Portfolio may, but are not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund’s portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). (DWS Capital Growth VIP and International VIP may only engage in certain Strategic Transactions as specified below). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Portfolio’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Portfolio’s assets (10% for DWS Bond VIP with respect to currency exposure and 15% for DWS Bond VIP with respect to credit default swaps) will be committed to Strategic Transactions entered into for non-hedging purposes.

The Trustees have adopted a policy (which is not fundamental and may be modified by the Trustees without a shareholder vote) that, immediately after the purchase or sale of a futures contract or option thereon, the value of the aggregate initial margin with respect to all futures contracts and premiums on options on futures contracts entered into by a Portfolio will not exceed 5% of the fair market value of the Portfolio’s total assets. Additionally, the value of the aggregate premiums paid for all put and call options held by the Portfolio will not exceed 20% of its total assets. Additionally, the value of the aggregate premiums paid for all put and call options held by a Portfolio will not exceed 20% of its total assets. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Each Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Portfolio, and a Portfolio will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Portfolio.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic

Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Portfolio’s assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Portfolio’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Portfolio’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that may not be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Portfolio to require the Counterparty to sell the option back to a Portfolio at a formula price within seven days.

Each Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Portfolio will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Portfolio, and portfolio securities “covering” the amount of a Portfolio’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Portfolio’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio’s income. The sale of put options can also provide income.

Each Portfolio may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be “covered” (i.e., a Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes a Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold.

Each Portfolio may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Portfolio will not sell put options if, as a result, more than 50% of a Portfolio’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price above the market price. DWS Capital Growth VIP and DWS International VIP may write covered call and put options on no more than 5% of each Portfolio’s net assets; the value of the aggregate premiums paid for all put and call options held by each of these Portfolios will not exceed 20% of its total assets.

General Characteristics of Futures. Each Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position. In particular cases, however, when it is economically advantageous to the Portfolio, a long futures position may be terminated (or any option may expire) without the corresponding purchase of securities.

The portfolios have claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. DWS International VIP may enter into foreign currency futures contracts for hedging purposes. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Each Portfolio (except DWS Bond VIP) will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Portfolio’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. DWS Bond VIP will not invest more than 15% of its total assets in futures contracts and interest rate swaps contracts based on the notional amount of the contracts. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. Each Portfolio (subject to the limitations pertaining to certain Portfolios described below) may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. Each Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor. Each

Portfolio’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

Each Portfolio generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

Each Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or in which a Portfolio expects to have portfolio exposure.

DWS Bond VIP will limit its currency exposure to 10% of its total assets measured by the market value of non-U.S. dollar holdings netted with the market value of currency forward contracts.

DWS Capital Growth VIP and DWS International VIP may enter into forward currency contracts for hedging purposes. DWS International VIP may enter into foreign currency futures contracts and foreign currency options for hedging purposes. DWS Capital Growth VIP and DWS International VIP do not intend to enter into such forward or futures contracts to protect the value of their portfolio securities on a regular continuous basis, and will not do so if, as a result, a Portfolio will have more than 15% of the value of its total assets committed to the consummation of such contracts; and generally will not enter into a forward or foreign currency futures contract with a term of greater than one year.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio’s portfolio is exposed is difficult to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Portfolio’s securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the “D-mark”), a Portfolio holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the US dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency transaction, a Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Combined Transactions. Each Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Portfolios may enter are, currency, and other types of swaps and the purchase or sale of related caps, floors and collars. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed, regular fee. The seller of protection provides the buyer with a contingent exchange that occurs upon a credit event.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. DWS Bond VIP will not invest more than 15% of its total assets in futures contracts and interest rate swaps contracts based on the notional amount of the contracts and will invest in these instruments only for hedging purposes.

DWS Bond VIP may invest up to 15% of its total assets in credit default swaps for both hedging and non-hedging purposes (measured by the notional amount of the contract).

A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value”, of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of “buying” credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Portfolio’s holdings, or “selling” credit protection, i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer. No more than 5% of the Portfolio’s assets may be invested in credit default swaps for purposes of buying credit protection on individual securities if the Portfolio does not own the individual security or securities at the time of the investment. Where the Portfolio is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Portfolio currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Portfolio’s restrictions on investing in illiquid securities.

If the Portfolio is a buyer of a credit default swap and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if the Portfolio is a buyer and an event of default occurs, the Portfolio will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Portfolio had invested in the reference obligation directly.

The Portfolio may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the Portfolio is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the Portfolio’s restrictions on investing in illiquid securities.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Portfolio segregate cash or liquid assets with its custodian to the extent a Portfolio’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require the Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires the Portfolio to segregate cash or liquid assets equal to the exercise price.

Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require a Portfolio to hold an amount of that currency or liquid assets denominated in that currency equal to the Portfolio’s obligations or to segregate cash or liquid assets equal to the amount of a Portfolio’s obligation.

OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating cash or liquid assets if a Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Risks of Specialized Investment Techniques Outside the US. When conducted outside the US, the above described specialized investment techniques may not be regulated as effectively as in the US; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the US of data on which to make trading decisions; (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the US; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US; and (v) lower trading volume and liquidity.

Portfolio Holdings Information

In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, the portfolios may make their portfolio holdings information publicly available on the DWS Funds Web site as described in the portfolios’ prospectuses. The portfolios do not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a portfolio.

The portfolios’ procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a portfolio who require access to this information to fulfill their duties to a portfolio, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if a portfolio has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of a portfolio’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the portfolios’ Trustees must make a good faith determination in light of the facts then known that a portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a portfolio or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the portfolios’ Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each portfolio and information derived therefrom, including, but not limited to, how each portfolio’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a portfolio’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the portfolios’ Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a portfolio’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a portfolio. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a portfolio’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a portfolio from the potential misuse of portfolio holdings information by those in possession of that information.

MANAGEMENT OF THE FUND

Investment Advisor

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. (“Scudder”), not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG. and Scudder changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management (DeAM), is the investment advisor for each Portfolio. Under the supervision of the Board of Trustees of the Fund, DeIM or a subadvisor, with headquarters at 345 Park Avenue, New York, New York, 10154, makes the Portfolios’ investment decisions, buys and sells securities for each Portfolio and conducts research that leads to these purchase and sale decisions. The Advisor manages each Portfolio’s daily investment and business affairs subject to the policies established by the Fund’s Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Fund’s investment advisor or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and DWS Trust

Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Pursuant to an investment management agreement with each Portfolio (each an “Agreement,” and collectively, the Agreements”), the Advisor acts as each Portfolio’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or both funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as subadvisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that Portfolio.

For all Portfolios except DWS Bond VIP: The current Agreements for all Portfolios, each dated April 5, 2002, were last renewed by the Trustees on September 29, 2005. Each Agreement had an initial term ending September 30, 2002 and continues in effect until September 30, 2006 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund’s Trustees or of a majority of the outstanding voting securities of the respective Portfolio. The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of their assignment.

For DWS Bond VIP: Prior to December 2, 2005, the Advisor served as investment advisor to DWS Bond VIP pursuant to an Investment Management Agreement between the Advisor and DWS Bond VIP (the “Previous Investment Management Agreement”). On December 2, 2005, the Advisor began serving as investment advisor to DWS Bond VIP pursuant to an Amended and Restated Investment Management Agreement, which contains provisions substantially identical to the Previous Investment Management Agreement, except that the Amended and Restated Investment Management Agreement contains a specific provision authorizing the Advisor to delegate some or all of its duties under the Amended and Restated Investment Management Agreement to non-affiliated subadvisors.

For all Portfolios: Under the Agreements, the Advisor regularly provides the Portfolios with investment research, advice and supervision and furnishes continuously an investment program consistent with the investment objectives and policies of each Portfolio, and determines, for each Portfolio, what securities shall be purchased, what securities shall be held or sold, and what portion of a Portfolio’s assets shall be held uninvested, subject always to the provisions of the Fund’s Declaration of Trust and By-Laws, and of the 1940 Act and to a Portfolio’s investment objectives, policies and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish. The Advisor also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

Under the Agreements, the Advisor also renders significant administrative services (not otherwise provided by third parties) necessary for each Portfolio’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Portfolios (such as the Portfolios’ transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Portfolio’s federal, state and local tax returns; preparing and filing the Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value, monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining each Portfolio’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Portfolio’s operating budget; processing the payment of each Portfolio’s bills; assisting the Fund and the Portfolios in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund and the Portfolios in the conduct of their business, subject to the direction and control of the Trustees.

Pursuant to a sub-accounting and administrator agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company (“SSB”), the Advisor has delegated certain administrative functions to SSB under the fund’s investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the Fund.

For its investment management services, the Advisor receives compensation monthly at the following annual rates, and received the amounts for the years as indicated, from each Portfolio:

Portfolio	% of the average daily net asset values of each Portfolio	2005	2004	2003
Money Market VIP#	0.370%	$199,057	$227,056	$314,670
DWS Bond VIP##	0.475%	865,302	825,230	867,690
DWS Growth & Income VIP*	0.475%	1,335,546	870,770	730,659
DWS Capital Growth VIP**	0.454%	4,421,003	3,322,815	2,927,691
DWS Global Opportunities VIP+	0.975%	2,754,030	2,073,565	1,456,437
DWS International VIP++	0.858%	4,841,891	4,489,153	3,810,737
DWS Health Care VIP+++	0.750%	959,087	925,788	662,973

#	Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent had contractually agreed, for the period January 1, 2005 to April 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Money Market VIP to 0.68%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.68%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
##	Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent had contractually agreed, for the period January 1, 2005 to May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class

A shares and Class B shares (DWS Bond VIP Class B commenced operations on May 2, 2005) of DWS Bond VIP to 0.71% and 1.11%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS Bond VIP to 0.58% and 0.95%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

*	Through April 29, 2005 the investment management fee for DWS Growth & Income VIP was 0.475% of average daily net assets. Effective April 30, 2005 the investment management fee for the DWS Growth & Income VIP is calculated according to the following schedule: 0.475% of average daily net assets on the first $250 million, 0.450% of average daily net assets on the next $750 million and 0.425% of average daily net assets in excess of $1 billion. For the period from January 1, 2005 through April 30, 2005, the Advisor contractually agreed to waive a portion of its fee to the extent necessary to maintain the operating expenses of Class A shares and Class B shares of DWS Growth & Income VIP to 1.08%. Also, pursuant to its agreement with DWS Variable Series I, the Advisor has contractually agreed, for the three year period commencing May 1, 2005 through April 30, 2008, to waive a portion of its fee and to reimburse expenses to the extent necessary to maintain total operating expenses of Class A shares and Class B shares of DWS Growth & Income VIP to 0.54% and 0.89%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under these arrangements, the Advisor reimbursed DWS Growth & Income VIP $12,854 for expenses. For the year ended December 31, 2005, the DWS Growth & Income VIP waived a portion of its management fees pursuant to the Management Agreement aggregating $57,047 and the amount charged aggregated $1,278,499, which was equivalent to an annual effective rate of 0.450% of the Portfolio’s average daily net assets.
**	Through April 29, 2005 the investment management fee for the DWS Capital Growth VIP was calculated according to the following schedule: 0.475% of average daily net assets on the first $500 million, 0.450% of average daily net assets on the next $500 million and 0.425% of average daily net assets in excess of $1 billion. As of April 30, 2005 the investment management fee for the DWS Capital Growth VIP is calculated according to the following schedule: 0.475% of average daily net assets on the first $250 million, 0.450% of average daily net assets on the next $750 million and 0.425% of average daily net assets in excess of $1 billion. As a result, the Advisor received compensation at an annual rate of 0.47%, 0.468% and 0.454% for the fiscal years ended December 31, 2003, 2004 and 2005, respectively. For the period from January 1, 2005 through April 30, 2005, the Advisor contractually agreed to waive a portion of its fee to the extent necessary to maintain the operating expenses of Class A shares and Class B shares of DWS Capital Growth VIP to 1.09%. Also, pursuant to its agreement with DWS Variable Series I, the advisor has contractually agreed, for the three-year period commencing May 1, 2005 through April 30, 2008, to waive a portion of its fee and to reimburse expenses to the extent necessary to maintain total operating expenses of Class A shares and Class B shares of DWS Capital Growth VIP to 0.49% and 0.86%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under these arrangements, the Advisor reimbursed DWS Capital Growth VIP $11,870 for expenses. For the year ended December 31, 2005, the DWS Capital Growth VIP waived a portion of its management fees pursuant to the Management Agreement aggregating $31,311 and the amount charged aggregated $4,389,692.
+	The Advisor, the underwriter or the accounting agent have contractually agreed, for the period January 1, 2005 through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 1.24% of average daily net assets for Class A and Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under this arrangement, for the fiscal year ended 2004, the Advisor reimbursed the portfolio $22,685. Under these arrangements, the Advisor reimbursed DWS Global Opportunities VIP $81,355 for expenses. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS Global Opportunities VIP to 1.097% and 1.497%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

++	The investment management fee for DWS International VIP is calculated according to the following schedule: 0.875% of average daily net assets on the first $500 million and 0.725% of average daily net assets in excess of $500 million. As a result, the Advisor received compensation at an annual rate of 0.875%, 0.87% and 0.858% for the fiscal years ended December 31, 2003, 2004 and 2005, respectively. From September 1, 2004 through December 31, 2004 the Advisor agreed to waive a portion of its fee. The Advisor, the underwriter or the accounting agent have contractually agreed, for the period January 1, 2005 through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 1.37% for Classes A and B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under this arrangement, for the fiscal year ended 2004, the Advisor reimbursed the portfolio $9,159. Under these arrangements, the Advisor reimbursed DWS International VIP $16,354 for expenses. Prior to September 30, 2005, Deutsche Asset Management Investment Services Limited (“DeAMIS”), an indirect wholly owned subsidiary of Deutsche Bank AG, was the subadvisor for the Fund. The subadvisor was paid by the Advisor for its services. Effective October 1, 2005, DeIM performs the services previously performed by DeAMIS. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS International VIP to 1.15% and 1.55%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
+++	The investment management fee for the DWS Health Care VIP is calculated according to the following schedule: 0.750% of average daily net assets on the first $250 million, 0.725% of average daily net assets on the next $750 million, 0.700% of average daily net assets on the next $1.5 billion, 0.680% of average daily net assets on the next $2.5 billion, 0.650% of average daily net assets on the next $2.5 billion, 0.640% of average daily net assets on the next $2.5 billion, 0.630% of average daily net assets on the next $2.5 billion and 0.620% of average daily net assets over $12.5 billion. The Advisor received compensation at an annual rate of 0.750% for each of the fiscal years ended December 31, 2003, 2004 and 2005. The Advisor, the underwriter or the accounting agent have contractually agreed, for the period January 1, 2005 through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 0.95% of average daily net assets for Class A and 1.35% of average daily net assets for Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS Health Care VIP to 1.135% and 1.535%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Under the Agreements, each Portfolio is responsible for all of its other expenses, including clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; taxes and governmental fees; the charges of custodians, transfer agents and other agents; any other expenses, including clerical expenses, of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Fund who are not affiliated with the Advisor; and the cost of preparing and distributing reports and notices to shareholders. The Fund may arrange to have third parties assume all or part of the expense of sale, underwriting and distribution of a Portfolio’s shares. Each Portfolio is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

In addition to payments for investment management services provided by the Advisor, the Trustees, consistent with the Portfolios’ investment management agreements and underwriting agreement, have approved payments to the Advisor and DeAM Investor Services, Inc. for clerical, accounting and certain other services they may provide the Fund or the particular Portfolio. Effective October 1, 1994, the Trustees authorized the elimination of these administrative expenses. Under a new agreement, effective October 1, 1994, the Trustees authorized the Fund, on behalf of each Portfolio, to pay DWS Scudder Fund Accounting Corporation, a subsidiary of the Advisor, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Portfolios.

In reviewing the terms of the Agreements and in discussions with the Advisor concerning the Agreements, Independent Trustees (as defined in the 1940 Act) of the Fund are represented by independent counsel at the Fund’s expense.

The Agreements provide that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreements.

Each Participating Insurance Company has agreed with the Advisor to reimburse the Advisor for a period of five years to the extent that the aggregate annual advisory fee paid on behalf of all Portfolios with respect to the average daily net asset value of the shares of all Portfolios held in that Participating Insurance Company’s general or separate account (or those of affiliates) is less than $25,000 in any year. It is expected that insurance companies which become Participating Insurance Companies in the future will be required to enter into similar arrangements.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund’s custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as Advisor to other funds with investment objectives and policies similar to those of the Portfolios that may have different distribution arrangements or expenses, which may affect performance.

None of the Officers and Trustees of the Fund may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

The Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names “Scudder,” “DWS Scudder” and “Scudder, Stevens and Clark, Inc.” (together, the “Scudder Marks”). Under this license, the Trust, with respect to the fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust’s investment products and services.

The term “DWS Scudder” is the designation given to the services provided by the Advisor and its affiliates to the DWS Family of Funds.

Subadvisor and Sub-subadvisor — DWS Bond VIP

Prior to December 2, 2005, Deutsche Asset Management Investment Services Limited (“DeAMIS”), an affiliate of Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the investment advisor of the Portfolio, was the subadvisor for the Portfolio. DeAMIS rendered investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments. The Advisor managed all other assets of the Portfolio. DeAMIS provided a full range of international investment advisory services to institutional and retail clients.

On December 1, 2005, Aberdeen Asset Management PLC (“Aberdeen PLC”) acquired from Deutsche Bank AG, the parent company of the Advisor, parts of its asset management business and related assets based in London and Philadelphia. Effective December 1, 2005, DeAMIS became a direct wholly-owned subsidiary of Aberdeen PLC and was renamed Aberdeen Asset Management Investment Services Limited (“AAMISL”), and the individuals at the Advisor’s Philadelphia-based Fixed Income team who managed all or a portion of the assets of the Portfolio became employees of Aberdeen Asset Management Inc. (“AAMI”). AAMI and AAMISL are each a direct wholly-owned subsidiary of Aberdeen PLC and each a registered investment advisor under the Investment Advisers Act of 1940, as amended.

Effective December 2, 2005 and pursuant to a written contract with the Advisor, AAMI became the subadvisor to the Portfolio (the “Aberdeen Subadvisory Agreement”). As subadvisor and pursuant to the Aberdeen Subadvisory Agreement, AAMI may delegate certain of its duties and responsibilities with respect to the services it is contracted to provide to the Portfolio. Pursuant to such authority, AAMI has entered into an investment sub-subadvisory agreement with AAMISL to provide investment services to the Portfolio (“Sub-Subadvisory Agreement”).

Under the terms of the Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement, AAMI and AAMISL, respectively, each agree, subject to the supervision and control of the Advisor and the Board (and, in the case of the Sub-Subadvisory Agreement, also subject to the supervision and control of AAMI), to manage the securities and assets of the Portfolio entrusted to it by the Advisor (and, in the case of the Sub-Subadvisory Agreement, entrusted to AAMISL by AAMI), in accordance with the Portfolio’s investment objectives, policies and restrictions.

AAMI is paid for its services by the Advisor, and not the Portfolio, from its fee as investment advisor to the Portfolio. AAMISL is paid for its services by AAMI, and not the Portfolio, from its fee as investment subadvisor to the Portfolio. As compensation for their services under the Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement, the Advisor pays AAMI a fee at the annual rate of 0.29% of the average daily net assets of the Portfolio, computed daily and paid monthly. The subadvisory fee paid by DeIM to AAMI for the period December 2, 2005 to December 31, 2005 was $49,460. AAMI will pay AAMISL a fee for its services at the annual rate of 0.04% of the average daily net assets of the Portfolio, computed daily and paid monthly.

The Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement will each have an initial term of two years (unless sooner terminated) and will each remain in effect from year to year thereafter if approved annually (i) by the Board or by the vote of a “majority of the outstanding voting securities” of the Portfolio, and (ii) by a majority of the Independent Board Members who are not parties to the Agreement, cast in person at a meeting called for such purpose.

AAMISL and AAMI are each obligated to pay all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Portfolio to be borne by the Portfolio or the Trust in connection with the performance of its services). The Portfolio bears certain other expenses incurred in its operation. The services of AAMISL and AAMI are not deemed to be exclusive and nothing in the Aberdeen Subadvisory Agreement or Sub-Subadvisory Agreement prevents AAMISL and AAMI or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objective and policies are similar to those of the Portfolio) or from engaging in other activities.

Under the Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement, AAMISL and AAMI will each be liable (i) if it causes the Portfolio to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instructions provided in writing by the Board or the Advisor, and (ii) for its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the Aberdeen Subadvisory Agreement or the Sub-Subadvisory Agreement.

Compensation of Portfolio Managers. For all portfolio managers, except for a certain senior investment professional managing the high-yield portion of DWS Bond VIP. The portfolios have been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base fixed salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

•	DWS Scudder’s performance and the performance of Deutsche Asset Management; quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•	Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•	Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and “living the values” of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

For a certain senior investment professional managing the high yield portion of DWS Bond VIP. The portfolio has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. The Portfolio manager and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation. Variable compensation consists of a compensation pool that is determined based on revenues generated by the funds they manage, which are generally impacted by overall investment performance. The compensation pool is shared equally among those senior investment professionals. The compensation structure for these investment professionals is dependent on, among other things, their continuing obligation to fulfill their fiduciary responsibilities to their clients and to “live the values” of the Advisor through adherence to the Advisor’s compliance policies and procedures. This compensation structure creates an incentive to maximize the size of the funds. However, the Advisor has in place controls designed to maintain disciplined growth of the products managed by this team within the capacity constraints of the investment process. The Advisor believes that this compensation structure has been a positive incentive to this team and has contributed to the development of a strong team culture and a risk managed, consistent investment approach that has benefited portfolio shareholders over time. Performance information is provided in the Portfolio’s prospectus.

Remuneration of Personnel for DWS Bond VIP:

The following information applies to the Aberdeen employees of DWS Bond VIP: Aberdeen’s remuneration policy (“Policy”) is designed to reflect the importance of recruiting, retaining and motivating senior executives and portfolio managers of the caliber necessary to maintain and improve Aberdeen’s position in the asset management industry. The Policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. The elements of the Policy as it relates to the Portfolio’s portfolio managers are as follows:

Basic salary. The salaries of all employees are reviewed annually and are determined by reference to external market research. Aberdeen’s Policy is to pay salaries which, when taken together with other benefits, will provide a remuneration package that is reasonable and competitive in the asset management industry. Aberdeen participates in compensation surveys which provide salary comparisons for a range of employees across Aberdeen. Aberdeen also considers information included in other publicly available research and survey results. Staff performance is reviewed formally once a year with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of portfolio managers, to the investment team.

Annual bonus. The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus plan. The aggregate amount of a cash bonus available in any year is dependent on Aberdeen’s overall performance and profitability. Consideration will also be given to the levels of bonuses paid in the marketplace. Individual awards, payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by Aberdeen’s Remuneration Committee.

Portfolio managers’ bonuses are based on a combination of the investment team’s overall performance, the individual’s performance and the overall performance of Aberdeen. In calculating a portfolio manager’s bonus, Aberdeen takes into consideration the performance of funds managed by the team as well as more subjective issues that benefit Aberdeen. Portfolio manager performance on investment matters is judged over all funds to which the fund manager contributes. Performance is measured against appropriate market indices as well as peer universes over various time periods.

Deferred bonus. A deferred bonus plan exists and is designed to encourage the retention of certain key employees identified as critical to Aberdeen’s achievement of its long-term goals. Deferred bonuses may be in the form of deferred equity in Aberdeen PLC.

Retention and incentives for former Deutsche Asset Management employees. In addition to the Policy, appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset Management businesses, including in some cases participation in the Long Term Incentive Plan. The costs of these arrangements are being borne by both Deutsche Asset Management and Aberdeen.

Conflicts of Interest

In addition, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. AAMI and AAMISL have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for the Portfolio and also for other clients advised by AAMI and AAMISL, including other client accounts managed by the Portfolio’s portfolio management team. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of AAMI and AAMISL may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Portfolio may differ from the results achieved for other clients of AAMI and AAMISL. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by AAMI and AAMISL to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of AAMI and AAMISL in the interest of achieving the most favorable net results to the Portfolio and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

In some cases, an apparent conflict may arise where AAMI and AAMISL have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, AAMI and AAMISL have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

Portfolio Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the portfolios’ management team (except Money Market VIP) in the applicable portfolio as well as in all DWS Funds as a group (i.e. those funds/portfolios advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the portfolios’ most recent fiscal year end.

Name of Portfolio	Name of Portfolio Manager	Dollar Range of Portfolio Shares Owned		Dollar Range of All DWS Fund Shares Owned
DWS Bond VIP	Andrew P. Cestone	$0		Over $1,000,000
	Gary W. Bartlett	$0		NA
	Warren S. Davis, III	$0		NA
	Thomas J. Flaherty	$0		NA
	J. Christopher Gagnier	$0		NA
	Daniel R. Taylor	$0		NA
	Timothy C. Vile	$0		NA
	William T. Lissenden	$0		NA
	Brett Diment	$0		NA
	Annette Fraser	$0		NA
	Anthony Fletcher	$0		NA
	Nick Hart	$0		NA
	Stephen Ilott	$0		NA
	Ian Winship	$0		NA
	Matthew Cobon	$0		NA

DWS Growth & Income VIP	Theresa Gusman	$0		$100,001-$500,000
	Gregory Y. Sivin	$0		$50,001-$100,000
	Sal Bruno	$0		$100,001-$500,000

DWS Capital Growth VIP	Julie M. Van Cleave	$0	(1)	Over $1,000,000
	Jack A. Zehner	$0	(2)	$50,001-$100,000
	Thomas J. Schmid	$0		$100,001-$500,000

DWS Global Opportunities VIP	Joseph Axtell	$0	(3)	$100,001-$500,000
	Terrence S. Gray	$0	(4)	$500,001-$1,000,000

DWS International VIP	Matthias Knerr	$0		$100,001-$500,000

DWS Health Care VIP	James Fenger	$0		Over $1,000,000
	Leefin Lai	$0	(5)	$100,001-$500,000

(1)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold over $1,000,000 in DWS Capital Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”

(2)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $1-$10,000 in DWS Capital Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”
(3)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $50,001-$100,000 in DWS Global Opportunities Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”
(4)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $10,001-$50,000 in DWS Global Opportunities Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”
(5)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $10,001-$50,000 in DWS Health Care VIP, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”

Conflicts of Interest

In addition to managing the assets of the portfolios, the portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the portfolios’ most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Bond VIP	Andrew P. Cestone	10	$7,723,974,470	0	$0
	Gary W. Bartlett	8	$3,235,996,266	0	$0
	Warren S. Davis, III	8	$3,235,996,266	0	$0
	Thomas J. Flaherty	8	$3,235,996,266	0	$0
	J. Christopher Gagnier	8	$3,235,996,266	0	$0
	Daniel R. Taylor	8	$3,235,996,266	0	$0
	Timothy C. Vile	8	$3,235,996,266	0	$0
	William T. Lissenden	8	$3,235,996,266	0	$0
	Brett Diment	5	$1,567,938,699	0	$0
	Annette Fraser	5	$1,567,938,699	0	$0
	Anthony Fletcher	5	$1,567,938,699	0	$0
	Nick Hart	5	$1,567,938,699	0	$0
	Stephen Ilott	5	$1,567,938,699	0	$0
	Ian Winship	5	$1,567,938,699	0	$0
	Mathew Cobon	5	$1,567,938,699	0	$0
DWS Growth & Income VIP	Theresa Gusman	10	$5,770,837,190	0	$0
	Gregory Y. Sivin	8	$5,202,479,373	0	$0

Name of Portfolio	Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
	Sal Bruno		$5,202,479,373	0	$0
DWS Capital Growth VIP	Julie M. Van Cleave	4	$5,095,222,293	0	$0
	Jack A. Zehner	2	$2,352,746,491	0	$0
	Thomas J. Schmid	2	$2,352,746,491	0	$0
DWS Global Opportunities VIP	Joseph Axtell	1	$655,287,684	0	$0
	Terrence S. Gray	4	$2,283,517,603	0	$0
DWS International VIP	Matthias Knerr	4	$2,649,498,511	0	$0
DWS Health Care VIP	James Fenger	1	$248,641,687	0	$0
	Leefin Lai	1	$248,641,687	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Bond VIP	Andrew P. Cestone	0	$0	0	$0
	Gary W. Bartlett	14	$3,939,987,953	0	$0
	Warren S. Davis, III	14	$3,939,987,953	0	$0
	Thomas J. Flaherty	14	$3,939,987,953	0	$0
	J. Christopher Gagnier	14	$3,939,987,953	0	$0
	Daniel R. Taylor	14	$3,939,987,953	0	$0
	Timothy C. Vile	14	$3,939,987,953	0	$0
	William T. Lissenden	14	$3,939,987,953	0	$0
	Brett Diment	27	$1,264,010,618	0	$0
	Annette Fraser	27	$1,264,010,618	0	$0
	Anthony Fletcher	27	$1,264,010,618	0	$0
	Nick Hart	27	$1,264,010,618	0	$0
	Stephen Ilott	27	$1,264,010,618	0	$0
	Ian Winship	27	$1,264,010,618	0	$0
	Mathew Cobon	27	$1,264,010,618	0	$0
DWS Growth & Income VIP	Theresa Gusman	0	$0	0	$0
	Gregory Y. Sivin	0	$0	0	$0

Name of Portfolio	Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
	Sal Bruno	0	$0	0	$0
DWS Capital Growth VIP	Julie M. Van Cleave	3	$23,911,423	0	$0
	Jack A. Zehner	3	$23,911,423	0	$0
	Thomas J. Schmid	3	$23,911,423	0	$0
DWS Global Opportunities VIP	Joseph Axtell	0	$0	0	$0
	Terrence S. Gray	2	$503,968,813	0	$0
DWS International VIP	Matthias Knerr	5	$46,365,659	0	$0
DWS Health Care VIP	James Fenger	0	$0	0	$0
	Leefin Lai	0	$0	0	$0

Other Accounts Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Bond VIP	Andrew P. Cestone	0	$0	0	$0
	Gary W. Bartlett	153	$17,598,133,380	1	$103,088,903
	Warren S. Davis, III	153	$17,598,133,380	1	$103,088,903
	Thomas J. Flaherty	153	$17,598,133,380	1	$103,088,903
	J. Christopher Gagnier	153	$17,598,133,380	1	$103,088,903
	Daniel R. Taylor	153	$17,598,133,380	1	$103,088,903
	Timothy C. Vile	153	$17,598,133,380	1	$103,088,903
	William T. Lissenden	153	$17,598,133,380	1	$103,088,903
	Brett Diment	93	$23,491,246,957	29	$6,240,384,809
	Annette Fraser	93	$23,491,246,957	29	$6,240,384,809
	Anthony Fletcher	93	$23,491,246,957	29	$6,240,384,809
	Nick Hart	93	$23,491,246,957	29	$6,240,384,809
	Stephen Ilott	93	$23,491,246,957	29	$6,240,384,809
	Ian Winship	93	$23,491,246,957	29	$6,240,384,809
	Mathew Cobon	93	$23,491,246,957	29	$6,240,384,809

Name of Portfolio	Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Growth & Income VIP	Theresa Gusman	1	$55,902,194	0	$0
	Gregory Y. Sivin	0	$0	0	$0
	Sal Bruno	0	$0	0	$0
DWS Capital Growth VIP	Julie M. Van Cleave	14	$1,279,351,379	0	$0
	Jack A. Zehner	14	$1,279,351,379	0	$0
	Thomas J. Schmid	14	$1,279,351,379	0	$0
DWS Global Opportunities VIP	Joseph Axtell	0	$0	0	$0
	Terrence S. Gray	2	$460,023,303	0	$0
DWS International VIP	Matthias Knerr	4	$844,882,218	0	$0
DWS Health Care VIP	James Fenger	0	$0	0	$0
	Leefin Lai	0	$0	0	$0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the portfolios. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the portfolios and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one portfolio or account, including the following:

•	Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor, including other client accounts managed by a Portfolio’s portfolio management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a Portfolio may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempt to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the portfolios’ Board.

AMA InvestmentLinkSM Program

Pursuant to an Agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the “AMA”), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in DWS Funds in connection with the AMA InvestmentLinkSM Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833 in connection with these arrangements. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment Advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLinkSM Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLinkSM is a service mark of AMA Solutions, Inc.

Codes of Ethics

The Fund, Advisor and subadvisor, as applicable, and the Fund’s principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Fund and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

FUND SERVICE PROVIDERS

Principal Underwriter

Pursuant to an underwriting agreement dated September 30, 2002, DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the “Distributor”), an affiliate of the Advisor, is the principal underwriter for the Class A and Class B shares of each Portfolio.

Under the principal underwriting agreement between the Fund and the Distributor, the Fund is responsible for the payment of all fees and expenses in connection with the preparation and filing of any registration statement and prospectus covering the issue and sale of shares, and the registration and qualification of shares for sale with the SEC in the various states, including registering the Distributor as a broker or dealer. The Fund will also pay the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders and any notice, proxy statement, report, prospectus or other communication to shareholders of the Fund, printing and mailing confirmations of purchases of shares, any issue taxes or any initial transfer taxes, a portion of toll-free telephone service for shareholders, wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction), printing and postage of business reply envelopes and a portion of the computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under Federal and state laws, a portion of the toll-free telephone service and of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by the Fund, except with respect to Class B shares, for which a 12b-l Plan is in effect which provides that the Fund shall bear some or all of the distribution related expenses attributable to such shares. The Distributor has entered into agreements with broker-dealers authorized to offer and sell VA contracts and VLI policies on behalf of the Participating Insurance Companies under which agreements the broker-dealers have agreed to be responsible for the fees and expenses of any prospectus, statement of additional information and printed information supplemental thereto of the Fund distributed in connection with their offer of VA contracts and VLI policies.

The Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of Participating Insurance Companies in all states in which a Portfolio or the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value without sales commission or load being charged. The Distributor has made no commitment to acquire shares of any Portfolio.

Each Portfolio (Except DWS Money Market VIP) has adopted a distribution plan under Rule 12b-1 (the “Plan”) that provides for fees payable as an expense of the Class B shares. Under the plan, DWS Variable Series I may make quarterly payments to the distributor as reimbursement for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of .25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by the Fund, on behalf of each Portfolio, of up to 0.25% of the average daily net assets attributable to the Class B shares of a Portfolio. Because 12b-1 fees are paid out of Portfolio assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. In connection with its consideration of the Plan, the Board of Trustees was furnished with drafts of the Plan and related materials, including information related to the advantages and disadvantages of Rule 12b-1 plans currently being used in the mutual fund industry. Legal counsel for the Fund provided additional information, summarized the provisions of the proposed Plan and discussed the legal and regulatory considerations in adopting such Plan.

Expenses of the Portfolios and of the Distributor in connection with the Rule 12b-1 plan for the Class B shares are set forth below:

Class B Shares	Fiscal Year 2004	Fiscal Year 2005
DWS Bond VIP	*	$427
DWS Growth & Income VIP	$61,944	$104,192
DWS Capital Growth VIP	$49,709	$138,501
DWS Global Opportunities VIP	$45,532	$68,421
DWS International VIP	$70,912	$93,098
DWS Health Care VIP	$40,385	$52,676

*	As of December 31, 2004 DWS Bond VIP did not have any outstanding Class B shares.

The Board considered various factors in connection with its decision as to whether to approve the Plan, including (a) the nature and causes of the circumstances which make implementation of the Plan necessary and appropriate; (b) the way in which the Plan would address those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits; (d) the possible benefits of the Plan to any other person relative to those of the Fund; (e) the effect of the Plan on existing owners of VA contracts and VLI policies; (f) the merits of possible alternative plans or pricing structures; (g) competitive conditions in the variable products industry and (h) the relationship of the Plan to other distribution efforts of the Fund.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under relevant state law and the 1940 Act, the Board determined, in the exercise of its business judgment, that the Fund’s Plan is reasonably likely to benefit the Fund and the VA contract and VLI policy owners in at least one of several ways. Specifically, the Board concluded that the Participating Insurance Companies would have less incentive to educate VA contract and VLI policy owners and sales people concerning the Fund if expenses associated with such services were not paid for by the Fund. In addition, the Board determined that the payment of distribution fees to insurers should motivate them to maintain and enhance the level of services relating to the Fund provided to VA contract and VLI policy owners, which would, of course, benefit such VA contract and VLI policy owners. Further, the adoption of the Plan would likely help to maintain and may lead to an increase in net assets under management given the distribution financing alternatives available through the multi-class structure. The Board also took into account expense structures of other competing products and administrative compensation arrangements between other funds, their advisors and insurance companies that currently are in use in the variable products industry. Further, it is anticipated that Plan fees may be used to educate potential and existing owners of VA contracts and VLI policies concerning the Fund, the securities markets and related risks.

The Board realizes that there is no assurance that the expenditure of Fund assets to finance distribution of Fund shares will have the anticipated results. However, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution expenses of the Fund, it will be able to evaluate the benefit of such expenditures in deciding whether to continue the Plan.

The Plan and any Rule 12b-1-related agreement that is entered into by the Fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Fund’s Board of Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or a Portfolio and who have no financial interest in the operation of the Plan (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement, may be terminated as to Class B shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares of that Portfolio or by vote of a majority of the Independent Trustees. The Plan also provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a Portfolio without the approval of Class B shareholders of that Portfolio.

Transfer Agent

DWS Scudder Investments Service Company (“DWS-SISC”), 811 Main Street, Kansas City, Missouri 64105-2005, is the transfer and dividend paying agent for the Fund. The Fund reimburses DWS-SISC, or pays directly, for “out-of-pocket” expenses. Such expenses include, but are not limited to: telephone (portion allocable to servicing accounts); postage, overnight service or similar services; stationary and envelopes; shareholder statements, printing and postage; checks, stock supply, printing and postage; data circuits; lease and maintenance of SAIL and Easy Access; forms; microfilm and microfiche; and expenses incurred at the specific direction of the Fund. DWS-SISC receives no fee for its services to the Fund. These expenses will be billed by DWS-SISC to the Fund within the first five (5) business days of each month and will be paid by wire within five (5) business days of receipt.

Certain record-keeping and administrative services that would otherwise be performed by the transfer agent may be performed by the Participating Insurance Company that purchases a Portfolio’s shares, and the Fund or the Advisor (including any affiliate of the Advisor), or both, may pay the Participating Insurance Company for such services.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Funds.

Custodian

Portfolio securities of the Money Market VIP, DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Health Care VIP are held separately, pursuant to a custodian agreement, by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian.

DWS Bond VIP and DWS Health Care VIP only: SSB has entered into agreements with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Investment Advisor, as subcustodian (“DB Subcustodian”) in certain countries. To the extent a Portfolio holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the “Omnibus Account”). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

Portfolio securities of DWS Global Opportunities VIP and DWS International VIP are held separately, pursuant to a custodian agreement, by Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, as custodian.

Independent Registered Public Accounting Firm

The Financial Highlights of the Portfolios included in the Fund’s prospectuses and the Financial Statements incorporated by reference into this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, independent registered public accounting firm, and given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers, LLP audits the financial statements of the Fund and provides other audit, tax, and related services. Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

Legal Counsel

The law firm of Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, is counsel for the Fund and its Independent Trustees.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of the Advisor, computes net asset value for the Portfolios. Money Market VIP pays DWS-SFAC an annual fee equal to 0.020% of the first $150 million of average daily net assets, 0.0060% of such assets in excess of $150 million and 0.0035% of such assets in excess of $1 billion, plus holding and transaction charges for this service. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Health Care VIP each pay DWS-SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. DWS Global Opportunities VIP and DWS International VIP each pay DWS-SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service. DWS-SFAC computes net asset value for the Portfolios.

Pursuant to a sub-administration and sub-accounting agreement among the Advisor, DWS-SFAC and SSB, DWS-SFAC has delegated certain fund accounting functions to SSB under each Portfolio’s fund accounting agreement. The costs and expenses of such delegation are borne by DWS-SFAC, not by the Portfolios.

The table below shows the fees paid to DWS-SFAC for the last three fiscal years.

Portfolio	Fiscal 2005	Fiscal 2004	Fiscal 2003
Money Market VIP	$43,702	$36,796	$30,276
DWS Bond VIP	$135,150	$119,718	$78,258
DWS Growth & Income VIP	$93,605	$66,951	$68,392
DWS Capital Growth VIP	$146,442	$119,838	$108,362
DWS Global Opportunities VIP	$226,558	$180,569	$125,625
DWS International VIP	$374,978	$372,264	$326,304
DWS Health Care VIP	$63,666	$72,604	$47,373

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those portfolios for which a sub-investment advisor manages the portfolio’s investments, references in this section to the “Advisor” should be read to mean the Sub-Advisor.

The policy of the Advisor in placing orders for the purchase and sale of securities for the portfolios/funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the portfolios/funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the portfolios/funds to their customers. However, the Advisor does not consider sales of shares of the portfolios/funds as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolios/funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the portfolios/funds as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolios/funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a portfolio/fund, to cause the portfolio/fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the portfolio/fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the portfolio/fund making the trade, and not all such information is used by the Advisor in connection with such portfolio/fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the portfolio/fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each portfolio/fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a portfolio/fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the portfolio/fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the portfolio/fund.

Deutsche Bank AG or one of its affiliates (or in the case of a subadvisor, the subadvisor or one of its affiliates) may act as a broker for the portfolios/funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the portfolios’/funds’ Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the portfolio/fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Money Market VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio did not hold any securities of its regular brokers or dealers.

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Credit Suisse	$2,500
HBOS Plc	$1,500

DWS Bond VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
HSBC Bank Plc	$904
Merrill Lynch	$313
BNP Paribas	$39
Americredit	$37
Doral Financial Corp.	$29

DWS Growth & Income VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Bank of America Corp.	$11,334
Goldman Sachs Group, Inc.	$8,513
Lehman Brothers Holdings, Inc.	$7,970
General Electric Capital Corp.	$5,953
Wachovia Corp.	$5,466
Merrill Lynch	$4,944
Wells Fargo & Co.	$4,020
Zions Bancorp	$2,531
JPMorgan Chase & Co.	$2,498
US Bancorp	$2,059

DWS Capital Growth VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
General Electric Capital Corp.	$37,580
Lehman Brothers Holdings, Inc.	$13,765
Bank of America Corp.	$13,730

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Citigroup	$11,841
Goldman Sachs	$11,545
Merrill Lynch	$6,726
Legg Mason	$7,295

DWS Global Opportunities VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Zions Bancorp	$4,352
Macquaire Bank Ltd.	$4,097
Matsui Securities Co., Ltd.	$2,582
Bangkok Bank	$1,710
Alpha Bank AE	$1,562

DWS International VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Banca Intesa SpA	$10,460
Allianz AG	$8,968
BNP Paribas	$8,437
HSBC Holdings PLC	$7,764
Axa	$7,647
Australia & New Zealand Banking Group, Plc	$5,938
Alpha Bank AE	$4,826
Foreningssparbanken AB (Swedbank)	$3,116

DWS Health Care VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio does not hold any securities of its regular brokers or dealers.

The table below shows total brokerage commissions paid by each Portfolio then existing for the last three fiscal years including the most recent fiscal year.

Portfolio	Fiscal 2003	Fiscal 2004	Fiscal 2005
Money Market VIP	$0	$0	$0
DWS Bond VIP	$0	$0	$0
DWS Growth & Income VIP	$141,538	$133,135	$507,380
DWS Capital Growth VIP	$186,147	$265,189	$375,290
DWS Global Opportunities VIP	$209,722	$147,157	$293,518
DWS International VIP	$1,586,007	$1,163,918	$1,215,094
DWS Health Care VIP	$160,579	$237,824	$159.618

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less. Higher levels of activity by a Portfolio result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a Portfolio’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Portfolio’s objective. Under the above definition, Money Market VIP will have no portfolio turnover.

Portfolio turnover rates for the two most recent fiscal periods are as follows:

	12/31/04	12/31/05
DWS Bond VIP	223%	187%
DWS Growth & Income VIP	33%	115%
DWS Capital Growth VIP	15%	17%
DWS Global Opportunities VIP	24%	30%
DWS International VIP	73%	59%
DWS Health Care VIP	77%	43%

PURCHASES AND REDEMPTIONS

The separate accounts of the Participating Insurance Companies purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to variable annuity contracts and variable life insurance policies, but only on days on which the Exchange is open for trading. Such purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share, determined as of the close of regular trading on the Exchange (normally 4 p.m. Eastern time) on that same day except that, in the case of Money Market VIP, purchases will not be effected until the next determination of net asset value after federal funds have been made available to the Fund. (See “NET ASSET VALUE.”) Payment for redemptions will be made by State Street Bank and Trust Company or Brown Brothers Harriman & Co., as applicable, on behalf of the Fund and the applicable Portfolios within seven days thereafter. No fee is charged the separate accounts of the Participating Insurance Companies when they redeem Fund shares.

The Fund may, on behalf of a Portfolio, may suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

DIVIDENDS, CAPITAL GAINS AND TAXES

Set forth below is a discussion of certain US federal income tax consequences relating to the ownership of shares in the Portfolios by life insurance companies for the purpose of funding variable life insurance policies. This discussion does not purport to be complete or to deal with all aspects of federal income taxation. It deals only with the status of the Portfolios as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and the application of the diversification rules of Section 817(h) of the Code. This discussion is based upon the present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.

The discussion below is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the Portfolios’ shares will be currently taxed on the Portfolios’ distributions, and on the proceeds of any redemption of the Portfolios’ shares, under the Code rules.

For information concerning the federal tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of a Portfolio, no attempt is made here to particularly describe the tax aspects of an investment in such a Portfolio.

Each Portfolio of the Fund has elected to be treated as a RIC under subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio’s assets consists of cash and cash items, US government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than those of the US Government or other RICs) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses; and (c) distribute to its shareholders with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and, the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent each Portfolio qualifies for treatment as a RIC, it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. Such qualification does not involve governmental supervision or management of investment practices or policy.

If a Portfolio were to fail to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements of Section 817(h) of the Code, described below, with the result that the contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. The excise tax is generally inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts.

A Portfolio’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these regulations are imposed on the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each US Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), US Government securities and securities of other regulated investment companies. Failure by a Portfolio to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service (“IRS”) based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. A contract holder’s control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. The Portfolios are not materially narrower in focus than the investment strategies described in more recent IRS rulings in which strategies, such as large company stocks, international stocks, small company stocks, mortgage-based securities, telecommunications stocks and financial services stocks, were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The Regulations proposed by the Treasury Department in the summer of 2004 relating to ss. 817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in the Portfolio, described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as the Portfolios, and such guidance could affect the treatment of the Portfolios described herein, including retroactively.

In the event that additional rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that such Portfolio will not have to change its investment objective or investment policies. A Portfolio’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting, requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

Investment by a Portfolio in “passive foreign investment companies” (“PFICs”) could subject the Portfolio to US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio also may make an election to mark the gains (and to a limited extent the losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio’s taxable year. Such gains and losses are treated as ordinary income and loss. A Portfolio may also elect to treat a PFIC as a “qualified electing fund” (“QEF election”), in which case the Portfolio will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Portfolio’s total return.

Money Market VIP

The net investment income of Money Market VIP is determined as of the close of regular trading on the Exchange (normally 4 p.m. Eastern time) on each day on which the Exchange is open for business. All of the net income so determined normally will be declared as a dividend to shareholders of record as of the close of regular trading on such Exchange after the purchase and redemption of shares. Unless the business day before a weekend or holiday is the last day of an accounting period, the dividend declared on that day will include an amount in respect of the Portfolio’s income for the subsequent non-business day or days. No daily dividend will include any amount of net income in respect of a subsequent semi-annual accounting period. Dividends commence on the next business day after the date of purchase. Dividends will be invested in additional shares of the Portfolio at the net asset value per share, normally $1.00, determined as of the first business day of each month unless payment of the dividend in cash has been requested.

Net investment income of Money Market VIP consists of all interest income accrued on portfolio assets less all expenses of the Portfolio and amortized market premium. Accredited market discount is included in interest income. The Portfolio does not anticipate that it will normally realize any long-term capital gains with respect to its portfolio.

Normally Money Market VIP will have a positive net income at the time of each determination thereof. Net income may be negative if an unexpected liability must be accrued or a loss realized. If the net income of the Portfolio determined at any time is a negative amount, the net asset value per share will be reduced below $1.00 unless one or more of the following steps are taken: the Trustees have the authority (1) to reduce the number of shares in each shareholder’s account, (2) to offset each shareholder’s pro rata portion of negative net income from the shareholder’s accrued dividend account or from future dividends, or (3) to combine these methods in order to seek to maintain the net asset value per share at $1.00. The Fund may endeavor to restore the Portfolio’s net asset value per share to $1.00 by not declaring dividends from net income on subsequent days until restoration, with the result that the net asset value per share will increase to the extent of positive net income which is not declared as a dividend.

Should Money Market VIP incur or anticipate, with respect to its portfolio, any unusual or unexpected significant expense or loss which would affect disproportionately the Portfolio’s income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder’s receiving no dividends for the period during which the shares are held and in receiving upon redemption a price per share lower than that which was paid. Similarly, should Money Market VIP incur or anticipate any unusual or unexpected significant income, appreciation or gain which would affect disproportionately the fund’s income for a particular period, the Trustees or the Executive Committee of the Trustees may consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such income, appreciation or gain on the dividend received by existing shareholders. Such actions may reduce the amount of the daily dividend received by existing shareholders.

All Portfolios (except Money Market VIP)

Each Portfolio, except Money Market VIP, intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Portfolio may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Portfolio may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Portfolio does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, that Portfolio may be subject to that excise tax.

Each Portfolio, except Money Market VIP, intends to distribute investment company taxable income and any net realized capital gains in April each year. Additional distributions may be made if necessary.

All distributions will be made in shares of a Portfolio. Both dividends and capital gain distributions will be reinvested in additional shares of such a Portfolio unless an election is made on behalf of a separate account to receive dividends and capital gain distributions in cash.

Shareholders of the Portfolios may be subject to state and local taxes on distributions received from such Portfolios and on redemptions of their shares.

Each distribution is accompanied by a brief explanation of the form and character of the distribution.

The Fund is organized as a Massachusetts business trust, and neither the Fund nor the Portfolios are liable for any income or franchise tax in the Commonwealth of Massachusetts providing each Portfolio continues to qualify as a regulated investment company under Subchapter M of the Code.

NET ASSET VALUE

The net asset value of each Portfolio is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for regular trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the net asset value of such class, which is the value of the total assets of each Portfolio attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of each Portfolio because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last trade price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

For Money Market VIP. The net asset value of shares of the Portfolio is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

Money Market VIP values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Portfolio’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Portfolio’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Fund believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a the Portfolio’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Portfolio’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

TRUSTEES AND OFFICERS

DWS Variable Series I

The following table presents certain information regarding the Trustees and Officers of the Trust as of May 1, 2006. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

The following individuals hold the same position with the Fund and the Trust.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 and Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	45

Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	43

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Keith R. Fox (1954) Trustee, 1996-present	Managing General Partner, Exeter Capital Partners (private equity funds). Directorships: Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	45

Kenneth C. Froewiss (1945) Trustee 2005-present	Clinical Professor of Finance, NYU Stern School of Business; Director, DWS Global High Income Fund, Inc. (since 2001), DWS Global Commodities Stock Fund, Inc. (since 2004) and The Brazil Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	44

Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	45

Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	43

Officers2

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Michael Colon[4] (1969) President, 2006-present	Managing Director[3] and Chief Operating Officer, Deutsche Asset Management (since 1999); President DWS Global High Income Fund, Inc. (since April 2006), DWS Global Commodities Stock Fund, Inc. (since April 2006), The Brazil Fund, Inc. (since April 2006), The Korea Fund, Inc. (since April 2006)	n/a

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management	n/a

Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

Patricia DeFilippis(4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Elisa D. Metzger(4) (1962) Assistant Secretary, 2005-present	Director(3), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management	n/a

Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a

John Robbins(4) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo(4) (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

A. Thomas Smith[4] (1956) Chief Legal Officer, 2005-present	Managing Director[3], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher LLP (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)	n/a

[1]	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the officers of the Trust, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
[3]	Executive title, not a board directorship.
[4]	Address: 345 Park Avenue, New York, New York 10154.

Officer’s Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Michael Colon:	Director and Chief Operating Officer
Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary

Trustees’ Responsibilities. The primary responsibility of the Board of Trustees is to represent the interests of the Fund’s shareholders and to provide oversight of the management of the Fund. Currently, six of the Board’s members are “Independent Trustees;” that is, they are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor.

The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2005, the Trustees conducted over 55 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 17 different days. In addition, various Trustees participated as members of the Board’s Valuation Committee throughout the year. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute’s 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Fund’s independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to their independence. The members of the Audit Committee are Keith R. Fox (Chair), Kenneth C. Froewiss and Jean Gleason Stromberg. The Audit Committee held six meetings during the calendar year 2005.

Nominating/Corporate Governance Committee: The Nominating/Corporate Governance Committee (i) selects and nominates candidates to serve as Independent Trustees*; (ii) oversees all other fund governance-related matters, including Board compensation practices, retirement policies, self-evaluations of effectiveness and allocations of assignments and functions of committees of the Board. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair) and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Trustees) held five meetings during the calendar year 2005.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation

Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox (Chair), Kenneth C. Froewiss, Henry P. Becton, Jr. (alternate), Dawn-Marie Driscoll (alternate), Jean Gleason Stromberg (alternate) and Carl W. Vogt. Two Valuation Committee members or alternate members, 50% or more which are Independent Trustees, are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee held eight meetings for DWS Global Opportunities VIP and six meetings for all other portfolios for the calendar year 2005.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair) and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held six meetings during the calendar year 2005.

Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the Shareholder Servicing and Distribution Committee are Carl W. Vogt (Chair) and Jean Gleason Stromberg. The Marketing/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six meetings during the calendar year 2005.

Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and (ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Jean Gleason Stromberg and Carl Vogt (Chair). This committee met six times in 2005.

Expense/Operations Committee: The Expense/Operations Committee (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox (Chair) and Kenneth C. Froewiss. The Expense/Operations Committee held six meetings during the calendar year 2005.

*	Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904.

Remuneration. Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2005.

Name of Trustee	Compensation from DWS Variable Series I	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Fund Complex 2 3 4
Henry P. Becton, Jr.	$11,230	$0	$164,000
Dawn-Marie Driscoll[1]	$13,335	$0	$203,829
Keith R. Fox	$12,291	$0	$184,829
Kenneth C. Froewiss[5]	$3,248	$0	$129,687
Jean Gleason Stromberg	$11,984	$0	$178,549
Carl W. Vogt	$11,073	$0	$162,049

[1]	Includes $19,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.
[2]	For each Trustee, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios. Each Trustee, except Mr. Froewiss, currently serves on the boards of 20 trusts/corporations comprised of 43 funds/portfolios. Mr. Froewiss currently serves on the boards of 23 trusts/corporations comprised of 46 funds/portfolios.
[3]	Aggregate compensation reflects amounts paid to the Trustees, except Mr. Froewiss, for special meetings of ad hoc committees of the Boston Board in connection with the possible consolidation of the various DWS Fund Boards and Funds, meetings for considering Fund expense simplification, and with respect to legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the Funds.
[4]	Aggregate compensation also reflects amounts paid to the Trustees for special meetings of the Boston Board in connection with reviewing the Funds’ rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. These meeting fees were borne by the Advisor.
[5]	Mr. Froewiss was appointed to the Boston Board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the Board.

Trustee Fund Ownership of Independent and Interested Trustees

The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2005.

Name of Trustee	Dollar Range of Securities Owned in DWS Variable Series I	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
Henry P. Becton, Jr.	None	Over $100,000
Dawn-Marie Driscoll	None	Over $100,000
Keith R. Fox	None	Over $100,000
Kenneth C. Froewiss	None	Over $100,000
Jean Gleason Stromberg	None	Over $100,000
Carl W. Vogt	None	Over $100,000

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.		None
Dawn-Marie Driscoll		None
Keith R. Fox		None
Kenneth C. Froewiss		None
Jean Gleason Stromberg		None
Carl W. Vogt		None

Securities Beneficially Owned

As of April 10, 2006, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.

To the best of the Fund’s knowledge, as of April 10, 2006, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

As of April 10, 2006, 24,385,280.240 shares in the aggregate, or 46.84% of the outstanding shares of Money Market VIP, were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 7,676,447.830 shares in the aggregate, or 14.74% of the outstanding shares of Money Market VIP, were held in the name of Paragon Multi Manager, Saint Louis, MO 63105-3443, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,677,380.660 shares in the aggregate, or 5.14% of the outstanding shares of Money Market VIP, were held in the name of Carillon Life Account, Cincinnati, OH 45201-0179, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,437,864.150 shares in the aggregate, or 12.37% of the outstanding shares of Money Market VIP, were held in the name of Union Cen. Individual Money Market, Cincinnati, OH 45201-0179, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,968,977.133 shares in the aggregate, or 6.50% of the outstanding shares of DWS Bond VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,397,926.716 shares in the aggregate, or 7.92% of the outstanding shares of DWS Bond VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 14,165,375.612 shares in the aggregate, or 46.76% of the outstanding shares of DWS Bond VIP, Class A were held in the name of Lincoln Benefit Life Annuity, Attn: Accounting Financial Control Team, Vernon Hills, IL 60061-1826, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,381,635.598 shares in the aggregate, or 21.07% of the outstanding shares of DWS Bond VIP, Class A were held in the name of Mutual of America, New York, NY 10022-6815, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 77,642.919 shares in the aggregate, or 68.76% of the outstanding shares of DWS Bond VIP, Class B were held in the name of The Manufacturers Life Insurance Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 12,903.444 shares in the aggregate, or 11.43% of the outstanding shares of DWS Bond VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103.3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 22,373.465 shares in the aggregate, or 19.81% of the outstanding shares of DWS Bond VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 5,660,008.525 shares in the aggregate, or 9.64% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,347,938.703 shares in the aggregate, or 10.81% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Mutual of America, New York, NY 10022-6815, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 17,571,044.749 shares in the aggregate, or 29.92% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Mutual of America, Sep. Acct. 2, St. Louis, MO 63122, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,976,093.789 shares in the aggregate, or 11.88% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of PowerV Farmers & Flex Vulnet, Schaumburg, IL 60196-6800, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 11,006,190.466 shares in the aggregate, or 18.74% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Zurich Destination/Farmers Fund, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 4,654,636.028 shares in the aggregate, or 7.93% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Charter Nat. Life Ins. Co.-Horizon, Attn: Accounting Financial Control Team, Vernon Hills, IL 6001-1826, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,609,590.295 shares in the aggregate, or 84.02% of the outstanding shares of DWS Capital Growth VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 365,540.803 shares in the aggregate, or 8.51% of the outstanding shares of DWS Capital Growth VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 268,939.119 shares in the aggregate, or 6.26% of the outstanding shares of DWS Capital Growth VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,604,076.172 shares in the aggregate, or 18.83% of the outstanding shares of DWS Global Opportunities VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 11,229,544.752 shares in the aggregate, or 58.66% of the outstanding shares of DWS Global Opportunities VIP, Class A were held in the name of Zurich Destinations/Farmers Fund, c/o Kilico, Attn: Investment

Accounting LL-2W, P.O. Box 19097, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,890,003.691 shares in the aggregate, or 9.87% of the outstanding shares of DWS Global Opportunities VIP, Class A were held in the name of Charter Nat. Life Ins. Co-Horizon, Attn: Accounting Financial Control Team, Vernon Hills, IL 60061-1826, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 347,550.495 shares in the aggregate, or 15.62% of the outstanding shares of DWS Global Opportunities VIP, Class B were held in the name of United of Omaha, Attn: Product Accounting & Reporting, Omaha, NE 68175-0001, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,430,863.092 shares in the aggregate, or 64.32% of the outstanding shares of DWS Global Opportunities VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 231,191.232 shares in the aggregate, or 10.39% of the outstanding shares of DWS Global Opportunities VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 204,432.549 shares in the aggregate, or 9.19% of the outstanding shares of DWS Global Opportunities VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 7,794,446.547 shares in the aggregate, or 27.85% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 30,888,802.791 shares in the aggregate, or 11.35% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653.0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,417,173.603 shares in the aggregate, or 5.06% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of PowerV Farmers PowerV & Flex Vulnet, Schaumburg, IL 60196-6800, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 7,867,324.229 shares in the aggregate, or 28.11% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of Zurich Destinations/Farmers Fund, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,606,901.127 shares in the aggregate, or 5.74% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of State Street Bank & Trust, Cust. FBO SVSII Scud Growth & Income, Strategic Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,441,424.321 shares in the aggregate, or 8.72% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of State Street Bank & Trust Cust., FBO SVSII Scudder Growth Strategies Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 421,961.094 shares in the aggregate, or 8.76% of the outstanding shares of DWS Growth & Income VIP, Class B were held in the name of United of Omaha, Attn: Product Accounting & Reporting, Omaha, NE 68175-0001, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,236,908.656 shares in the aggregate, or 67.16% of the outstanding shares of DWS Growth & Income VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 519,087.039 shares in the aggregate, or 10.77% of the outstanding shares of DWS Growth & Income VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 595,583.296 shares in the aggregate, or 12.36% of the outstanding shares of DWS Growth & Income VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,699,301.312 shares in the aggregate, or 20.97% of the outstanding shares of DWS Health Care VIP, Class A were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,357,170.265 shares in the aggregate, or 78.43% of the outstanding shares of DWS Health Care VIP, Class A were held in the name of Zurich Destinations/Farmers Fund, c/o Kilico, Attn: Investment Accounting LL-2W, P.O. Box 19097, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,309,391.521 shares in the aggregate, or 74.91% of the outstanding shares of DWS Health Care VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 205,867.990 shares in the aggregate, or 11.78% of the outstanding shares of DWS Health Care VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 229,366.313 shares in the aggregate, or 13.12% of the outstanding shares of DWS Health Care VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,420,904.110 shares in the aggregate, or 6.67% of the outstanding shares of DWS International VIP, Class A were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,642,438.026 shares in the aggregate, or 7.10% of the outstanding shares of DWS International VIP, Class A were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,570,084.220 shares in the aggregate, or 5.01% of the outstanding shares of DWS International VIP, Class A were held in the name of Metlife Inv. USA Sep. Acct. A, Boston, MA 02116-3706, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,578,802.373 shares in the aggregate, or 6.98% of the outstanding shares of DWS International VIP, Class A were held in the name of Mutual of America, New York, NY 10022-6815, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 12,438,593.830 shares in the aggregate, or 24.26% of the outstanding shares of DWS International VIP, Class A were held in the name of Mutual of America, Sep. Acct. 2, Saint Louis, MO 63122, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 4,158,493.415 shares in the aggregate, or 8.11% of the outstanding shares of DWS International VIP, Class A were held in the name of Union Central ESP International, Cincinnati, OH 45201-0179, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 10,702,079.061 shares in the aggregate, or 20.87% of the outstanding shares of DWS International VIP, Class A were held in the name of Zurich Destinations/Farmers Fund, c/o Kilico, Attn: Investment Accounting LL-2W, P.O. Box 19097, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,003,167.883 shares in the aggregate, or 81.33% of the outstanding shares of DWS International VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 316,202.703 shares in the aggregate, or 8.56% of the outstanding shares of DWS International VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 301,368.614 shares in the aggregate, or 8.16% of the outstanding shares of DWS International VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolios, each Portfolio’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Portfolios or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Portfolios against the Portfolios, their directors and officers, the Portfolios’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Portfolios and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Portfolio’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Portfolios’ Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Portfolio’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolios or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Portfolios as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Portfolio’s investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Portfolios.

SHAREHOLDER COMMUNICATIONS

Owners of policies and contracts issued by Participating Insurance Companies for which shares of one or more Portfolios are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements certified by the Portfolios’ independent public accountants. Each report will show the investments owned by a Portfolio and the market values thereof as determined by the Trustees and will provide other information about a Portfolio and its operations.

Participating Insurance Companies with inquiries regarding the Fund or its Portfolios may call the Fund’s underwriter, DWS Scudder Distributors, Inc., at 1-800-778-1482 or write DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606-5808.

FUND ORGANIZATION

General

The Portfolios are series of DWS Variable Series I, a Massachusetts business trust established under an Amended and Restated Declaration of Trust dated October 24, 1997, as amended from time to time. The Fund offers seven portfolios: Money Market VIP, DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP.

The Fund may issue an unlimited number of shares of beneficial interest in the Portfolios, all having $.01 par value, which may be divided by the Board of Trustees into classes of shares. The Board of Trustees of the Fund may authorize the issuance of additional classes and additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions. Since the Fund offers multiple Portfolios, it is known as a “series company.” Shares of a Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio and are subject to any preferences, rights or privileges of any classes of shares of the Portfolio. Currently, each Portfolio (except Money Market VIP, which does not offer separate classes of shares) offers two classes of shares: Class A and Class B shares. Shares of each Portfolio have equal noncumulative voting rights except that each Portfolio’s Class A and Class B shares have separate and exclusive voting rights with respect to the Portfolios’ Class A and Class B Rule 12b-1 Plans, respectively. Shares of each class also have equal rights with respect to dividends, assets and liquidation subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Portfolio. Shares of each Portfolio are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Fund is not required to hold annual shareholder meetings and does not intend to do so. However, the Fund will hold special meetings as required or deemed desirable for such purposes as electing Trustees, changing fundamental policies or approving an investment management agreement. Subject to the Declaration of Trust, shareholders may remove Trustees. If shares of more than one Portfolio are outstanding, shareholders will vote by Portfolio and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of Trustees, or when voting by class is appropriate.

The Portfolios generally are not required to hold meetings of their shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of Trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination of a Portfolio or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or Portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Portfolios, or any registration of the Portfolios with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

The activities of the Fund are supervised by its Trustees, who are elected by shareholders. Shareholders have one vote for each share held. Fractional shares have fractional votes.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act, (a) the Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the Trustees have been elected by shareholders, and (b) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy `will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of two-thirds of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of a Portfolio stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, each Portfolio has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Fund’s Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Portfolio could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Portfolio and certain amendments of the Declaration of Trust, would not be effected by this provision; nor would matters which under the 1940 Act require the vote of a “majority of the outstanding voting securities” as defined in the 1940 Act. The Fund will vote its shares in each Underlying Fund in proportion to the vote of all other shareholders of each respective Underlying Fund.

The Fund’s Declaration of Trust specifically authorizes the Board of Trustees to terminate any Portfolio or class by notice to the shareholders without shareholder approval.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a portfolio thereof. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Portfolio or the Fund’s Trustees. Moreover, the Declaration of Trust provides for indemnification out of Portfolio property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio and each Portfolio will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Portfolio itself is unable to meet its obligations. It is possible that a Portfolio might become liable for a misstatement regarding another Portfolio. The Trustees of the Fund have considered this and approved the use of a combined Statement of Additional Information for the Portfolios.

The Declaration of Trust provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Fund, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, of reckless disregard of duties involved in the conduct of his or her office.

Shares entitle their holders to one vote per share; however, separate votes will be taken by each Portfolio on matters affecting an individual Portfolio. For example, a change in investment policy for Money Market VIP would be voted upon only by shareholders of Money Market VIP. Additionally, approval of the investment advisory agreement covering a Portfolio is a matter to be determined separately by each Portfolio. Approval by the shareholders of one Portfolio is effective as to that Portfolio. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights, and are transferable.

Shareholders have certain rights, as set forth in the Declaration of Trust of the Fund, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of beneficial interest of the Fund.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com (click on “proxy voting” at the bottom of the page).

ADDITIONAL INFORMATION

The CUSIP number of Money Market VIP is 23338G 844.

The CUSIP number of DWS Bond VIP Class A shares is 23338G 109.

The CUSIP number of DWS Bond VIP Class B shares is 23338G 208.

The CUSIP number of DWS Growth & Income VIP Class A shares is 23338G 703.

The CUSIP number of DWS Growth & Income VIP Class B shares is 23338G 802.

The CUSIP number of DWS Capital Growth VIP Class A shares is 23338G 307.

The CUSIP number of DWS Capital Growth VIP Class B shares is 23338G 406.

The CUSIP number of DWS Global Opportunities VIP Class A shares is 23338G 505.

The CUSIP number of DWS Global Opportunities VIP Class B shares is 23338G 604.

The CUSIP number of DWS International VIP Class A shares is 23338G 869.

The CUSIP number of DWS International VIP Class B shares is 23338G 851.

The CUSIP number of DWS Health Care VIP Class A shares is 23338G 885.

The CUSIP number of DWS Health Care VIP Class B shares is 23338G 877.

Each Portfolio has a December 31 fiscal year end.

The name “DWS Variable Series I” is the designation of the Trustees for the time being under an amended and restated Declaration of Trust dated October 24, 1997, as amended from time to time, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by the Fund’s Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State’s Office in Boston, Massachusetts.

Each Portfolio, through its combined Prospectuses and combined Statement of Additional Information, offers only its own share classes, yet it is possible that one Portfolio might become liable for a misstatement regarding the other Portfolio. The Trustees have considered this, and have approved the use of the Prospectus and Statement of Additional Information.

The Fund’s prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement, and its amendments, for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

FINANCIAL STATEMENTS

The financial statements of DWS Variable Series I are comprised of the following:

Money Market VIP

DWS Bond VIP

DWS Growth & Income VIP

DWS Capital Growth VIP

DWS Global Opportunities VIP

DWS International VIP

DWS Health Care VIP

The financial statements, including the investment portfolios of DWS Variable Series I, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements are incorporated by reference and attached hereto, in the Annual Report to the Shareholders of the Fund dated December 31, 2005, and are hereby deemed to be part of this Statement of Additional Information.

APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC. — CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY’S INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR’S RATINGS SERVICES — CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated `R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P’s rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P’s does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR’S RATINGS SERVICES — SHORT-TERM RATINGS

S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. — BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

Exhibit B

Unaudited Pro Forma Financial Statements For Proposed Merger of Janus

VIP and Capital Growth VIP

Pro Forma Portfolio of Investments as of June 30, 2006 (Unaudited)	Capital Growth VIP Shares	Janus VIP Shares	Capital Growth VIP Combined Pro Forma Shares	Capital Growth VIP Value ($)	Janus VIP Value ($)	Capital Growth VIP Combined Pro Forma Value ($)
Common Stocks 98.2%

Consumer Discretionary 10.7%

Automobiles 0.9%
Harley-Davidson, Inc.	186,600	—	186,600	10,242,474	—	10,242,474

Diversified Consumer Services 0.1%
Apollo Group, Inc. “A”*,(e)	—	16,590	16,590	—	857,205	857,205

Hotels Restaurants & Leisure 1.2%
Starbucks Corp.*,(e)	267,800	96,520	364,320	10,112,128	3,644,595	13,756,723

Household Durables 0.7%
Fortune Brands, Inc.	110,400	—	110,400	7,839,504	—	7,839,504

Internet & Catalog Retail 0.4%
Amazon.com, Inc.*,(e)	—	53,020	53,020	—	2,050,814	2,050,814
IAC/InterActive Corp.*,(e)	—	95,790	95,790	—	2,537,477	2,537,477

				—	4,588,291	4,588,291

Media 2.5%
McGraw-Hill Companies, Inc.	276,100	—	276,100	13,868,503	—	13,868,503
Omnicom Group, Inc.	156,840	—	156,840	13,972,876	—	13,972,876
XM Satellite Radio Holdings, Inc. “A”*,(e)	—	75,125	75,125	—	1,100,581	1,100,581

				27,841,379	1,100,581	28,941,960

Multiline Retail 2.1%
Kohl’s Corp.*	131,500	—	131,500	7,774,280	—	7,774,280
Target Corp.	330,300	—	330,300	16,141,761	—	16,141,761

				23,916,041	—	23,916,041

Specialty Retail 2.5%
Best Buy Co., Inc.	89,200	—	89,200	4,891,728	—	4,891,728
Home Depot, Inc.(e)	—	76,290	76,290	—	2,730,419	2,730,419
Lowe’s Companies, Inc.	97,100	—	97,100	5,891,057	—	5,891,057
Staples, Inc.(e)	526,100	115,345	641,445	12,794,752	2,805,191	15,599,943

				23,577,537	5,535,610	29,113,147

Textiles, Apparel & Luxury Goods 0.3%
NIKE, Inc. “B”(e)	—	35,360	35,360	—	2,864,160	2,864,160

Consumer Staples 12.2%

Beverages 3.4%
Diageo PLC	581,570	—	581,570	9,781,127	—	9,781,127
PepsiCo, Inc.	461,150	28,255	489,405	27,687,446	1,696,430	29,383,876

				37,468,573	1,696,430	39,165,003

Food & Staples Retailing 2.9%
Sysco Corp.(e)	—	59,945	59,945	—	1,831,919	1,831,919
Wal-Mart Stores, Inc.	279,190	—	279,190	13,448,582	—	13,448,582
Walgreen Co.	389,800	—	389,800	17,478,632	—	17,478,632

				30,927,214	1,831,919	32,759,133

Food Products 3.0%
Dean Foods Co.*	220,400	—	220,400	8,196,676	—	8,196,676
Groupe Danone	76,933	—	76,933	9,776,158	—	9,776,158
Kellogg Co.	214,500	—	214,500	10,388,235	—	10,388,235
The Hershey Co.	110,300	—	110,300	6,074,221	—	6,074,221

				34,435,290	—	34,435,290

Household Products 2.9%
Colgate-Palmolive Co.	150,240	—	150,240	8,999,376	—	8,999,376
Procter & Gamble Co.	387,400	48,420	435,820	21,539,440	2,692,152	24,231,592

				30,538,816	2,692,152	33,230,968

Energy 15.5%

Energy Equipment & Services 7.5%
Baker Hughes, Inc.	257,100	—	257,100	21,043,635	—	21,043,635
Halliburton Co.(e)	149,200	30,240	179,440	11,072,132	2,244,110	13,316,242
Noble Corp.	122,100	—	122,100	9,086,682	—	9,086,682
Schlumberger Ltd.	361,900	—	361,900	23,563,309	—	23,563,309
Transocean, Inc.*	233,040	—	233,040	18,717,773	—	18,717,773

				83,483,531	2,244,110	85,727,641

Oil, Gas & Consumable Fuels 8.0%
ConocoPhillips	275,860	—	275,860	18,077,106	—	18,077,106
Devon Energy Corp.	265,000	—	265,000	16,008,650	—	16,008,650
EOG Resources, Inc.(e)	223,400	49,080	272,480	15,490,556	3,403,207	18,893,763
ExxonMibil Corp.(e)	—	20,730	20,730	—	1,271,786	1,271,786
Hugoton Royalty Trust	2	—	2	59	—	59
Occidental Petroleun Corp.(e)	—	67,945	67,945	—	6,967,760	6,967,760
Valero Energy Corp.(e)	266,600	43,835	310,435	17,734,232	2,915,904	20,650,136
XTO Energy, Inc.	206,266	—	206,266	9,131,396	—	9,131,396

				76,441,999	14,558,657	91,000,656

Financials 8.2%

Capital Markets 3.4%
Lehman Brothers Holdings, Inc.	134,600	—	134,600	8,769,190	—	8,769,190
Merrill Lynch & Co., Inc.(e)	149,000	54,590	203,590	10,364,440	3,797,280	14,161,720
optionsXpress Holdings, Inc.(e)	—	64,400	64,400	—	1,501,164	1,501,164
The Goldman Sachs Group, Inc.	82,700	—	82,700	12,440,561	—	12,440,561
UBS AG(e)	—	20,315	20,315	—	2,228,556	2,228,556

				31,574,191	7,527,000	39,101,191

Consumer Finance 1.3%
American Express Co.(e)	178,500	94,160	272,660	9,499,770	5,011,195	14,510,965

Diversified Financial Services 1.6%
Bank of America Corp.	271,900	—	271,900	13,078,390	—	13,078,390
Citigroup, Inc.	110,599	—	110,599	5,335,296	—	5,335,296

				18,413,686	—	18,413,686

Insurance 1.6%
AFLAC, Inc.	253,500	—	253,500	11,749,725	—	11,749,725
Genworth Financial, Inc. “A”	179,200	—	179,200	6,243,328	—	6,243,328

				17,993,053	—	17,993,053

Thrifts & Mortgage Finance 0.3%
Fannie Mae(e)	—	80,720	80,720	—	3,882,632	3,882,632

Health Care 18.3%

Biotechnology 5.7%
Amgen, Inc.*,(e)	166,050	58,255	224,305	10,831,441	3,799,973	14,631,414
Genentech, Inc.*	308,300	27,260	335,560	25,218,940	2,229,868	27,448,808
Gilead Sciences, Inc.*	350,700	35,755	386,455	20,747,412	2,115,266	22,862,678

				56,797,793	8,145,107	64,942,900

Health Care Equipment & Supplies 4.1%
Alcon, Inc.(e)	—	13,160	13,160	—	1,296,918	1,296,918
Baxter International, Inc.	236,000	—	236,000	8,675,360	—	8,675,360
Boston Scientific Corp.*,(e)	170,700	70,420	241,120	2,874,588	1,185,873	4,060,461
C.R. Bard, Inc.	102,200	—	102,200	7,487,172	—	7,487,172
Medtronic, Inc.	257,200	22,550	279,750	12,067,824	1,058,046	13,125,870
Zimmer Holdings, Inc.*	212,340	—	212,340	12,043,925	—	12,043,925

				43,148,869	3,540,837	46,689,706

Health Care Providers & Services 2.8%
Caremark Rx, Inc.*,(e)	—	39,780	39,780	—	1,983,829	1,983,829
Coventry Health Care, Inc.*,(e)	—	74,560	74,560	—	4,096,326	4,096,326
UnitedHealth Group, Inc.	537,500	46,170	583,670	24,069,250	2,067,493	26,136,743

				24,069,250	8,147,648	32,216,898

Pharmaceuticals 5.7%
Abbott Laboratories	374,100	—	374,100	16,314,501	—	16,314,501
Eli Lilly & Co.(e)	121,900	20,855	142,755	6,737,413	1,152,656	7,890,069
Johnson & Johnson	536,886	35,280	572,166	32,170,209	2,113,978	34,284,187
Sanofi-Aventis (ADR)(e)	—	51,605	51,605	—	2,513,163	2,513,163
Teva Pharmaceutical Industries Ltd. (ADR)	127,100	—	127,100	4,015,089	—	4,015,089

				59,237,212	5,779,797	65,017,009

Industrials 9.0%

Aerospace & Defense 2.2%
United Technologies Corp.	396,800	—	396,800	25,165,056	—	25,165,056

Air Freight & Logistics 1.5%
FedEx Corp.(e)	128,100	19,285	147,385	14,969,766	2,253,645	17,223,411

Electrical Equipment 1.2%
Emerson Electric Co.	168,900	—	168,900	14,155,509	—	14,155,509

Industrial Conglomerates 3.1%
General Electric Co.(e)	899,690	159,740	1,059,430	29,653,782	5,265,030	34,918,812

Machinery 1.0%
Caterpillar, Inc.	151,100	—	151,100	11,253,928	—	11,253,928

Information Technology 22.8%

Communications Equipment 3.5%
Cisco Systems, Inc.*,(e)	692,420	118,525	810,945	13,522,962	2,314,793	15,837,755
Motorola, Inc.(e)	—	79,790	79,790	—	1,607,769	1,607,769
QUALCOMM, Inc.(e)	315,500	82,620	398,120	12,642,085	3,310,583	15,952,668
Research In Motion Ltd.*,(e)	—	82,580	82,580	—	5,761,607	5,761,607

				26,165,047	12,994,752	39,159,799

Computers & Peripherals 3.3%
Apple Computer, Inc.*	237,000	—	237,000	13,537,440	—	13,537,440
EMC Corp.*,(e)	878,500	165,400	1,043,900	9,637,145	1,814,438	11,451,583
International Business Machines Corp.	142,900	—	142,900	10,977,578	—	10,977,578
SanDisk Corp.*,(e)	—	38,685	38,685	—	1,972,161	1,972,161

				34,152,163	3,786,599	37,938,762

Internet Software & Services 2.9%
eBay, Inc.*	282,700	—	282,700	8,280,283	—	8,280,283
Google, Inc. “A”*,(e)	17,800	6,700	24,500	7,464,074	2,809,511	10,273,585
Yahoo!, Inc.*,(a),(e)	284,350	168,845	453,195	9,383,550	5,571,885	14,955,435

				25,127,907	8,381,396	33,509,303

IT Services 2.7%
Accenture Ltd. “A”	428,700	—	428,700	12,140,784	—	12,140,784
Fiserv, Inc.	186,500	—	186,500	8,459,640	—	8,459,640
Paychex, Inc.	252,400	—	252,400	9,838,552	—	9,838,552

				30,438,976	—	30,438,976

Semiconductors & Semiconductor Equipment 5.8%
Advanced Micro Devices, Inc.*,(e)	—	143,155	143,155	—	3,495,845	3,495,845
Broadcom Corp. “A”*	471,200	—	471,200	14,159,560	—	14,159,560
Intel Corp.	541,990	—	541,990	10,270,711	—	10,270,711
Linear Technology Corp.	281,530	—	281,530	9,428,440	—	9,428,440
Maxim Integrated Products, Inc.	269,400	—	269,400	8,650,434	—	8,650,434
Samsung Electronics Co., Ltd. (GDR)(e)	—	12,444	12,444	—	3,910,527	3,910,527
Texas Instruments, Inc.(e)	452,050	94,845	546,895	13,692,594	2,872,855	16,565,449

				56,201,739	10,279,227	66,480,966

Software 4.6%
Adobe Systems, Inc.*,(e)	282,600	72,280	354,880	8,579,736	2,194,421	10,774,157
Electronic Arts, Inc.*	195,800	—	195,800	8,427,232	—	8,427,232
Microsoft Corp.	1,326,880	29,800	1,356,680	30,916,304	694,340	31,610,644
SAP GE (ADR)(e)	—	33,230	33,230	—	1,745,240	1,745,240

				47,923,272	4,634,001	52,557,273

Materials 0.9%
Chemicals
Ecolab, Inc.	261,700	—	261,700	10,619,786	—	10,619,786

Utilities 0.6%
Independent Power Producers & Energy Traders
TXU Corp.(e)	83,500	30,020	113,520	4,992,465	1,794,896	6,787,361

Total Common Stocks (Cost $725,485,950, $118,024,144 and $843,510,094 respectively)				988,377,706	133,037,472	1,121,415,178

Securities Lending Collateral 0.8%
Daily Assets Fund Institutional, 5.1%(b),(c)	9,010,000	—	9,010,000	9,010,000	—	9,010,000
(Cost $9,010,000, $0 and $9,010,000, respectively)

Cash Equivalents 2.2%
Cash Management QP Trust, 5.07%(d)	21,095,046	4,218,383	25,313,429	21,095,046	4,218,383	25,313,429
(Cost $21,095,046, $4,218,383 and $25,313,429, respectively)
Total Investment Portfolio (Cost $755,590,996**, $122,242,527*** and $877,833,523, respectively) 101.2%				1,018,482,752	137,255,855	1,155,738,607
Other Assets and Liabilities, Net (1.2%)				(13,882,859)	243,597	(13,639,262)

Net Assets 100.0%				1,004,599,893	137,499,452	1,142,099,345

*	Non-income producing security.

**	The cost for federal income tax purposes was $759,386,764. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $259,095,988. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $282,095,613 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $22,999,625.

***	The cost for federal income tax purposes was $122,703,108. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $14,552,747. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $19,372,311 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,819,564.

(a)	All or a portion of these securities were on loan by Capital Growth VIP. The value of all securities loaned at June 30, 2006 by Capital Growth VIP amounted to $8,737,050 which is 0.9% of net assets.

(b)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents collateral held in connection with securities lending.

(d)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e)	If the proposed merger between Janus VIP and Capital Growth VIP is approved, all or a portion of these securities held by Janus VIP would be sold in order to conform the holdings of Janus VIP to the investment objective, policies, restrictions and strategies of Capital Growth VIP.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2006 (UNAUDITED)

	Capital Growth VIP	Janus VIP	Pro Forma Adjustments	Capital Growth VIP Pro Forma Combined
Investments, at value	$1,018,482,752	$137,255,855	$—	$1,155,738,607
Cash	$10,000	$10,000	$—	$20,000
Other assets less liabilities	$(13,892,859)	$233,597	$—	$(13,659,262)

Total Net Assets	$1,004,599,893	$137,499,452	$—	$1,142,099,345

Net Assets
Class A Shares	$933,555,559	$127,399,203	$—	$1,060,954,762
Class B Shares	$71,044,334	$10,100,249	$—	$81,144,583

Total Net Assets	$1,004,599,893	$137,499,452	$—	$1,142,099,345

Share Outstanding
Class A Shares	55,955,164	16,043,374	(8,405,532)	63,593,006
Class B Shares	4,271,600	1,287,038	(679,687)	4,878,951

Net Asset Value per Share
Class A Shares	16.68	7.94	—	16.68
Class B Shares	16.63	7.85	—	16.63

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED)

	Capital Growth VIP	Janus VIP	Capital Growth VIP
			Pro Forma Adjustments		Pro Forma Combined
Investment Income:
Interest and dividend income	$12,305,381	$1,557,691	—		$13,863,072
Securities lending income	19,376	12,097	—		31,473

Total Investment Income	12,324,757	1,569,788			13,894,545
Expenses
Management Fees	4,892,196	1,133,759	(1,479,279	)(2)	4,546,676
Administration	82,307	—	1,163,042	(3)	1,245,349
Record keeping fees	104,661	15,526	—		120,187
Custodian and Accounting Fees	227,967	71,070	(234,162	)(4)	64,875
Distribution Service Fees	182,664	25,711	—		208,375
Auditing	38,675	46,571	(46,326	)(4)	38,920
Legal	51,720	11,783	(20,084	)(4)	43,419
Trustees Fees	27,043	13,703	(11,939	)(4)	28,807
Reports to Shareholders	111,793	28,188	(72,368	)(4)	67,613
Other Expenses	74,318	11,865	(30,440	)(4)	55,743

Total expenses before reductions	5,793,344	1,358,176	(731,556)		6,419,964
Expense reductions	(183,558)	(4,221)	66,053	(5)	(121,726)

Expenses, net	5,609,786	1,353,955	(665,503)		6,298,238

Net investment income (loss)	6,714,971	215,833	665,503		7,596,307

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments, foreign currency related transactions	26,713,368	10,208,093	—		36,921,461

Net unrealized appreciation (depreciation) on investments, and foreign currency related transactions	39,015,013	(5,498,961)	—		33,516,052

Net increase in net assets from operations	$72,443,352	$4,924,965	$665,503		$78,033,820

Notes to Pro Forma Combining Financial Statements (Unaudited)

                              June 30, 2006

1.	These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of June 30, 2006, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended June 30, 2006 for Capital Growth VIP and Janus VIP, as adjusted, giving effect to the merger as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

2.	Represents reduction in management fees resulting from the use of Capital Growth VIP’s new management fee agreement, applied to the pro forma combined average daily net assets.

3.	Represents Capital Growth VIP’s new Administration Agreement applied to the pro forma combined average daily net assets.

4.	Represents estimated increase (decrease) in expense resulting from the merger.

5.	Represents decreased expense reimbursement due to lower expenses resulting from the merger.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisitions would be accomplished by an acquisition of the net assets of Janus VIP in exchange for shares of Capital Growth VIP at net asset value. Following the acquisition, Capital Growth VIP will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio Valuation

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sales price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies, Daily Assets Fund Institutional and Scudder Cash Management QP Trust are valued at their net asset value each day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, Capital Growth VIP intends to continue to qualify as a regulated investment company.

At December 31, 2005, Capital Growth VIP had a net tax basis capital loss carryforward of approximately $365,404,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2007 ($647,000), December 31, 2008 ($83,834,000), December 31, 2009 ($51,869,000), December 31, 2010 ($132,940,000), December 31, 2011 ($67,497,000) and December 31, 2012 ($28,617,000), the respective expiration dates, whichever occurs first. During the year ended December 31, 2005, Capital Growth VIP utilized approximately $10,884,000 of prior years’ capital loss carryforwards.

At December 31, 2005, Janus VIP had a net tax basis capital loss carryforward of approximately $84,667,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($22,695,000), December 31, 2010 ($21,907,000) and December 31, 2011 ($19,473,000), the respective expiration dates, whichever occurs first. During the year ended December 31, 2005, Janus VIP utilized approximately $8,734,800 of prior years’ capital loss carryforwards.

PRO FORMA CAPITALIZATION (UNAUDITED)

The following table shows the unaudited capitalization of each Fund as of June 30, 2006 and of Capital Growth VIP on a pro forma combined basis, giving effect to each proposed acquisition of assets at net asset value as of that date(1).

	Capital Growth VIP	Janus VIP	Oak VIP	Legg Mason VIP	Pro Forma Adjustments	Capital Growth VIP/Janus VIP Pro Forma Combined	Capital Growth VIP/Oak VIP Pro Forma Combined	Capital Growth VIP/Legg Mason Pro Forma Combined	Capital Growth VIP/ Janus/Oak VIP/ Legg Mason VIP Pro Forma Combined
Net Assets
Class A Shares	$933,555,559	$127,399,203	$45,132,437	$44,018,156	$(89,150,593)	$1,060,954,762	—	—	—
	$933,555,559	$127,399,203	$45,132,437	$44,018,156	$(171,417,359)	—	$978,687,996	—	—
	$933,555,559	$127,399,203	$45,132,437	$44,018,156	$(172,531,640)	—	—	$977,573,715	—
	$933,555,559	$127,399,203	$45,132,437	$44,018,156	—	—	—	—	$1,150,105,355
Class B Shares	$71,044,334	$10,100,249	$18,693,372	$8,226,628	$(26,920,000)	$81,144,583	—	—	—
	$71,044,334	$10,100,249	$18,693,372	$8,226,628	$(18,326,877)	—	$89,737,706	—	—
	$71,044,334	$10,100,249	$18,693,372	$8,226,628	$(28,793,621)	—	—	$79,270,962	—
	$71,044,334	$10,100,249	$18,693,372	$8,226,628	—	—	—	—	$108,064,583

Total Net Assets	$1,004,599,893	$137,499,452	$63,825,809	$52,244,784		$1,142,099,345	$1,068,425,702	$1,056,844,677	$1,258,169,938

Shares outstanding
Class A Shares	55,955,164	16,043,374	7,291,862	4,940,241	(20,637,635)	63,593,006	—	—	—
	55,955,164	16,043,374	7,291,862	4,940,241	(25,569,695)	—	58,660,946	—	—
	55,955,164	16,043,374	7,291,862	4,940,241	(25,636,499)	—	—	58,594,142	—
	55,955,164	16,043,374	7,291,862	4,940,241	—	—	—	—	68,951,160
Class B Shares	4,271,600	1,287,038	3,062,296	938,187	(4,680,170)	4,878,951	—	—	—
	4,271,600	1,287,038	3,062,296	938,187	(4,163,446)	—	5,395,675	—	—
	4,271,600	1,287,038	3,062,296	938,187	(4,792,835)	—	—	4,766,286	—
	4,271,600	1,287,038	3,062,296	938,187	—	—	—	—	6,498,171
Net Asset Value per share
Class A Shares	$ 16.68	$ 7.94	$ 6.19	$ 8.91	—	$ 16.68	—	—	—
	$ 16.68	$ 7.94	$ 6.19	$ 8.91	—	—	$ 16.68	—	—
	$ 16.68	$ 7.94	$ 6.19	$ 8.91	—	—	—	$ 16.68	—
	$ 16.68	$ 7.94	$ 6.19	$ 8.91	—	—	—	—	$ 16.68
Class B Shares	$ 16.63	$ 7.85	$ 6.10	$ 8.77	—	$ 16.63	—	—	—
	$ 16.63	$ 7.85	$ 6.10	$ 8.77	—	—	$ 16.63	—	—
	$ 16.63	$ 7.85	$ 6.10	$ 8.77	—	—	—	$ 16.63	—
	$ 16.63	$ 7.85	$ 6.10	$ 8.77	—	—	—	—	$ 16.63

	DWS Capital Growth VIP	DWS Janus Growth Opportunities VIP	DWS Oak Strategic Equity VIP	DWS Legg Mason Aggressive Growth VIP	Pro Forma Adjustments	Capital Growth VIP/Janus/ Oak Pro Forma Combined	Capital Growth VIP/Janus/Legg Mason Pro Forma Combined	Capital Growth VIP/Oak/ Legg Mason Pro Forma Combined
Net Assets
Class A Shares	$933,555,559	$127,399,203	$45,132,437	$44,018,156	$(44,018,156)	$1,106,087,199	—	—
	$933,555,559	$127,399,203	$45,132,437	$44,018,156	$(45,132,437)	—	$1,104,972,918	—
	$933,555,559	$127,399,203	$45,132,437	$44,018,156	$(127,399,203)	—	—	$1,022,706,152
Class B Shares	$71,044,334	$10,100,249	$18,693,372	$8,226,628	$(8,226,628)	$99,837,955	—	—
	$71,044,334	$10,100,249	$18,693,372	$8,226,628	$(18,693,372)	—	$89,371,211	—
	$71,044,334	$10,100,249	$18,693,372	$8,226,628	$(10,100,249)	—	—	$97,964,334

Total Net Assets	$1,004,599,893	$137,499,452	$63,825,809	$52,244,784		$1,205,925,154	$1,194,344,129	$1,120,670,486

Shares outstanding
Class A Shares	55,955,164	16,043,374	7,291,862	4,940,241	(17,931,853)	66,298,788	—	—
	55,955,164	16,043,374	7,291,862	4,940,241	(17,998,657)	—	66,231,984	—
	55,955,164	16,043,374	7,291,862	4,940,241	(22,930,717)	—	—	61,299,924
Class B Shares	4,271,600	1,287,038	3,062,296	938,187	(3,556,095)	6,003,026	—	—
	4,271,600	1,287,038	3,062,296	938,187	(4,185,484)	—	5,373,637	—
	4,271,600	1,287,038	3,062,296	938,187	(3,668,760)	—	—	5,890,361
Net Asset Value per share
Class A Shares	$16.68	$7.94	$6.19	$8.91	—	$16.68	—	—
	$16.68	$7.94	$6.19	$8.91	—	—	$16.68	—
	$16.68	$7.94	$6.19	$8.91	—	—	—	$16.68
Class B Shares	$16.63	$7.85	$6.10	$8.77		$16.63	—	—
	$16.63	$7.85	$6.10	$8.77	—	—	$16.63	—
	$16.63	$7.85	$6.10	$8.77	—	—	—	$16.63

(1)	Assumes the mergers had been consummated on June 30, 2006, and is for information purposes only. No assurance can be given as to how many shares of the Capital Growth VIP will be received by the shareholders of the Janus VIP, Oak VIP and Legg Mason VIP on the date the mergers take place, and the foregoing should not be relied upon to reflect the number of shares of the Capital Growth VIP that actually will be received on or after such date.